 As Filed with the Securities and Exchange Commission on [ ]  November 30, 1995

                                                               File No.  33-9504
                                                               File No. 811-4878

--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

                       REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933               /___/

                       POST-EFFECTIVE AMENDMENT NO. [ ] 25       / X /
                                      and
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940          /___/

                          AMENDMENT NO. [ ] 27                   / X /

                        SEI INSTITUTIONAL MANAGED TRUST
              (Exact Name of Registrant as Specified in Charter)

                               c/o CT Corporation
                                2 Oliver Street
                          Boston, Massachusetts  02109
              (Address of Principal Executive Offices)  (Zip Code)

      Registrant's Telephone Number, including Area Code:  (800) 342-5734

                                  David G. Lee
                              c/o SEI Corporation
                            680 East Swedesford Road
                           Wayne, Pennsylvania  19087
                    (Name and Address of Agent for Service)

                                   Copies to:
             Richard W. Grant, Esq.                John H. Grady, Jr., Esq.
             Morgan Lewis & Bockius LLP            Morgan Lewis & Bockius LLP
             2000 One Logan Square                 1800 M Street, N.W.
             Philadelphia, Pennsylvania            Washington, D.C. 20036

--------------------------------------------------------------------------------
          It is proposed that this filing will become effective (check appropriate box)
                          [ ] immediately upon filing pursuant to paragraph (b)
                     ---
                          on [date] pursuant to paragraph (b)
                     ---

                      X   60 days after filing pursuant to paragraph (a)
                     ---
                          75 days after filing pursuant to paragraph (a)
                     ---
                          on [date] pursuant to paragraph (a) of Rule 485
                     ---

--------------------------------------------------------------------------------

The Registrant has elected to register an indefinite number of securities pursuant to Rule 24f-2 of the Investment Company Act of 1940. Registrant filed a 24f-2 Notice on November [ ] 15, 1995 for its fiscal year ended September 30, [ ] 1995.

                        SEI INSTITUTIONAL MANAGED TRUST

                             CROSS REFERENCE SHEET


N-1A ITEM NO.                                              LOCATION

----------------------------------------------------------------------------------------------------------------------------
PART A- Core Fixed Income, Bond and High Yield Bond Portfolios - Institutional Class
  Item 1.    Cover Page                                    Cover Page
  Item 2.    Synopsis                                      Annual Operating Expenses
  Item 3.    Condensed Financial Information               Financial Highlights
  Item 4.    General Description of Registrant             The Trust; Investment Objectives and
                                                           Policies; General Investment Policies;
                                                           Description of Permitted Investments and
                                                           Risk Factors
  Item 5.    Management of the Fund                        General Information-Trustees of the
                                                           Trust; Multi-Manager Diversification;
                                                           The Adviser; The Sub-Advisers; The
                                                           Manager and Shareholder Servicing
                                                           Agent
  Item 5A.   Management's Discussion of Fund Performance   **
  Item 6.    Capital Stock & Other Securities              General Information-Voting Rights,
                                                           Shareholder Inquiries, Dividends; Taxes
  Item 7.    Purchase of Securities Being Offered          Purchase and Redemption of Shares
  Item 8.    Redemption or Repurchase                      Purchase and Redemption of Shares
  Item 9.    Pending Legal Proceedings                     *

PART A - Large Cap Value, Large Cap Growth, Small Cap Value, Small Cap Growth, Mid-Cap, Capital Appreciation, Equity Income,
Balanced, [ ] and Capital Growth [ ] Portfolios - Institutional Class
  Item 1.    Cover Page                                    Cover Page
  Item 2.    Synopsis                                      Annual Operating Expenses
  Item 3.    Condensed Financial Information               Financial Highlights
  Item 4.    General Description of Registrant             The Trust; Investment Objectives and
                                                           Policies; General Investment Policies;
                                                           Description of Permitted Investments and
                                                           Risk Factors
  Item 5.    Management of the Fund                        General Information-Trustees of the
                                                           Trust; Multi-Manager Diversification;
                                                           The Advisers [ ]; The Sub-Advisers;
                                                           The Manager and Shareholder Servicing Agent
  Item 5A.   Management's Discussion of Fund Performance   **
  Item 6.    Capital Stock & Other Securities              General Information-Voting Rights,
                                                           Shareholder Inquiries, Dividends; Taxes
  Item 7.    Purchase of Securities Being Offered          Purchase and Redemption of Shares

  Item 8.    Redemption or Repurchase                      Purchase and Redemption of Shares
  Item 9.    Pending Legal Proceedings                     *


                                      (i)

PART A - Core Fixed Income, Bond and High Yield Bond Portfolios - Class D
  Item 1.    Cover Page                                    Cover Page
  Item 2.    Synopsis                                      Fund Highlights; Shareholder Transaction
                                                           Expenses; Annual Operating Expenses
  Item 3.    Condensed Financial Information               Financial Highlights
  Item 4.    General Description of Registrant             General Information-The Trust;
                                                           Investment Objectives and Policies;
                                                           General Investment Policies; Description
                                                           of Permitted Investments and Risk Factors
  Item 5.    Management of the Fund                        General Information-Trustees of the
                                                           Trust; Multi-Manager Diversification;
                                                           The Adviser; The Sub-Advisers; The Manager
                                                           and Shareholder Servicing Agent
  Item 5A.   Management's Discussion of Fund Performance   **
  Item 6.    Capital Stock & Other Securities              General Information-Voting Rights,
                                                           Shareholder Inquiries, Dividends; Taxes
  Item 7.    Purchase of Securities Being Offered          Your Account and Doing Business with US;
                                                           Additional Information About Doing Business with US
  Item 8.    Redemption or Repurchase                      Your Account and Doing Business with US; Additional
                                                           Information About Doing Business with US
  Item 9.    Pending Legal Proceedings                     *

PART A - Large Cap Value, Large Cap Growth, Small Cap Value, Small Cap Growth, [ ] Mid-Cap,
Capital Appreciation and Equity Income Portfolios - Class D
  Item 1.    Cover Page                                    Cover Page
  Item 2.    Synopsis                                      Fund Highlights; Shareholder Transaction
                                                           Expenses; Annual Operating Expenses
  Item 3.    Condensed Financial Information               Financial Highlights
  Item 4.    General Description of Registrant             General Information-The Trust;
                                                           Investment Objectives and Policies;
                                                           General Investment Policies; Description
                                                           of Permitted Investments and Risk
                                                           Factors
  Item 5.    Management of the Fund                        General Information-Trustees of the
                                                           Trust; [ ] Multi-Manager
                                                           Diversification; The Adviser; The Sub-
                                                           Advisers; The Manager and Shareholder
                                                           Servicing Agent
  Item 5A.   Management's Discussion of Fund Performance   **
  Item 6.    Capital Stock & Other Securities              General Information-Voting Rights,
                                                           Shareholder Inquiries, Dividends; Taxes
  Item 7.    Purchase of Securities Being Offered          Your Account and Doing Business with
                                                           US; Additional Information About Doing Business
                                                           with US

                                     (ii)

  Item 8.    Redemption or Repurchase                      Your Account and Doing Business with US; Additional
                                                           Information About Doing Business with US
  Item 9.    Pending Legal Proceedings                     *

PART B - All Portfolios
  Item 10.   Cover Page                                    Cover Page
  Item 11.   Table of Contents                             Table of Contents
  Item 12.   General Information & History                 The Trust
  Item 13.   Investment Objectives & Policies              Investment Objectives and Policies;
                                                           Investment Limitations; Securities
                                                           Lending
  Item 14.   Management of the Registrant                  Trustees and Officers of the Trust
                                                           (Prospectus); The Manager and
                                                           Shareholder Servicing Agent
  Item 15.   Control Persons & Principal Holders of        Trustees and Officers of the Trust
             Securities                                    (Prospectus)
  Item 16.   Investment Advisory & Other Services          The Advisers and Sub-Advisers; The
                                                           Manager and Shareholder Servicing
                                                           Agent; The Distributor; Counsel &
                                                           Independent Public Accountants
  Item 17.   Brokerage Allocation                          Portfolio Transactions
  Item 18.   Capital Stock & Other Securities              Description of Shares
  Item 19.   Purchase, Redemption, & Pricing of            Purchase and Redemption of Shares
             Securities Being Offered                      (Prospectus); Determination of Net Asset
                                                           Value
  Item 20.   Tax Status                                    Taxes (Prospectus); Taxes
  Item 21.   Underwriters                                  The Distributor
  Item 22.   Calculation of Yield Quotation                Performance
  Item 23.   Financial Statements                          Financial Statements

PART C

 Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

*   Not Applicable

** Information required by Item 5A is contained in the [ ] 1995 Annual Report to the Shareholders.

                                     (iii)

SEI INSTITUTIONAL MANAGED TRUST

JANUARY 31, 1996
--------------------------------------------------------------------------------
CORE FIXED INCOME PORTFOLIO
BOND PORTFOLIO
HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

This Prospectus sets forth concisely the information about the above-referenced portfolios. Please read this Prospectus carefully before investing, and keep it on file for future reference.

A Statement of Additional Information dated January 31, 1996 has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087-1658, or by calling 1-800-342-5734. The Statement of Additional Information is incorporated into this Prospectus by reference.

SEI Institutional Managed Trust (the "Trust") is an open-end investment management company, certain classes of which offer financial institutions a convenient means of investing their own funds or funds for which they act in a fiduciary, agency or custodial capacity in professionally managed diversified and non-diversified portfolios of securities. A portfolio may offer separate classes of shares that differ from each other primarily in the allocation of certain distribution expenses, sales charges and minimum investment amounts. This Prospectus offers the Class A shares of the fixed income portfolios (each, a "Portfolio," and together, the "Portfolios") listed above.

THE HIGH YIELD BOND PORTFOLIO INVESTS PRIMARILY AND MAY INVEST ALL OF ITS ASSETS IN LOWER RATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." THESE SECURITIES ARE SPECULATIVE AND ARE SUBJECT TO GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN ARE INVESTMENTS IN HIGHER RATED BONDS. BECAUSE INVESTMENT IN SUCH SECURITIES ENTAILS GREATER RISKS, INCLUDING RISK OF DEFAULT, AN INVESTMENT IN THE HIGH YIELD BOND PORTFOLIO SHOULD NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM AND MAY NOT BE APPROPRIATE FOR ALL INVESTORS. INVESTORS SHOULD CAREFULLY CONSIDER THE RISKS POSED BY AN INVESTMENT IN THE HIGH YIELD BOND PORTFOLIO BEFORE INVESTING. SEE "INVESTMENT OBJECTIVES AND POLICIES," "RISK FACTORS" AND THE "APPENDIX."

TO THE EXTENT THAT OHIO LAW REQUIRES SUCH A LIMITATION, THE HIGH YIELD BOND PORTFOLIO WILL NOT INVEST MORE THAN FIFTY PERCENT OF ITS TOTAL ASSETS IN THE SECURITIES OF ISSUERS WHICH, TOGETHER WITH ANY PREDECESSORS, HAVE A RECORD OF LESS THAN THREE YEARS CONTINUOUS OPERATION OR ISSUERS WHICH ARE RESTRICTED AS
TO DISPOSITION, INCLUDING RULE 144A SECURITIES. THE HIGH YIELD PORTFOLIO MAY INVEST IN THESE SECURITIES TO A GREATER EXTENT THAN INVESTMENT COMPANIES THAT MEET ALL OF THE REQUIREMENTS OF SECTION 1301:6-3-09(E)(12) OF THE OHIO ADMINISTRATIVE CODE.
--------------------------------------------------------------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)        Class A
--------------------------------------------------------------------------------

                                               CORE FIXED           HIGH YIELD
                                                 INCOME     BOND       BOND
                                               PORTFOLIO  PORTFOLIO PORTFOLIO
                                               ---------- --------- ----------
Management Fee/Advisory Fees (after fee waiv-
 er) (1)                                          0.43%     0.41%      0.65%
12b-1 Fees (2)                                    0.08%     0.10%      0.10%
Other Expenses                                    0.04%     0.04%      0.10%
------------------------------------------------------------------------------
Total Operating Expenses (after fee waiver)
 (3)                                              0.55%     0.55%      0.85%
------------------------------------------------------------------------------

(1) SEI Financial Management Corporation ("SFM") has agreed to waive, on a voluntary basis, a portion of its management fee, and the management/advisory fees shown reflect this voluntary waiver. SFM reserves the right to terminate its waiver at any time in its sole discretion. Absent such fee waiver, management/advisory fees would be: Core Fixed Income Portfolio, .555%; Bond Portfolio, .555%; and High Yield Bond Portfolio, .8375%. Management/Advisory fees, and therefore Total Operating Expenses, have been restated to reflect current expenses.
(2) The 12b-1 fees shown include each Portfolio's current 12b-1 budget. The maximum 12b-1 fees payable by Class A shares of each Portfolio are .30%.


(3) Absent the voluntary fee waivers described above, total operating expenses for Class A shares of the Portfolios would be: Core Fixed Income Portfolio .68%; Bond Portfolio, .70%; and High Yield Bond Portfolio, 1.04%. Additional information may be found under "The Adviser," "The Sub-Advisers" and "The Manager and Shareholder Servicing Agent."

EXAMPLE                                                                  Class A

-------------------------------------------------------------------------------
                                                    1 YR. 3 YRS. 5 YRS. 10 YRS.
                                                    ----- ------ ------ -------
An investor in a Portfolio would pay the following
expenses on a $1,000
investment assuming (1) 5% annual return and (2)
redemption at the end
of each time period:
 Core Fixed Income Portfolio                        $6.00 $18.00 $31.00  $69.00
 Bond Portfolio                                     $6.00 $18.00 $31.00  $69.00
 High Yield Bond Portfolio                          $9.00 $27.00 $47.00 $105.00
-------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Class A shares of the Portfolios. The information set forth in the foregoing table and example relates only to each Portfolio's Class A shares. The Core Fixed Income, Bond and High Yield Bond Portfolios also offer Class D shares, which are subject to the same expenses except that Class D shares bear different distribution costs and additional transfer agent costs and sales loads. A person who purchases shares through a financial institution may be charged separate fees by that institution. Additional information may be found under "The Manager and Shareholder Servicing Agent," "The Adviser," "The Sub-Advisers" and "Distribution."

Long-term shareholders may eventually pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by the Rules of Fair Practice (the "Rules") of the National Association of Securities Dealers, Inc. ("NASD").

FINANCIAL HIGHLIGHTS ___________________________________________________________

The following information has been audited by Price Waterhouse LLP, the Trust's independent accountants, as indicated in their report dated November 10, 1995 on the Trust's financial statements as of September 30, 1995 included in the Trust's Statement of Additional Information under "Financial Statements." Additional performance information is set forth in the 1995 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-342-5734. This table should be read in conjunction with the Trust's financial statements and notes thereto.

FOR A CLASS A SHARE OUTSTANDING THROUGHOUT THE PERIOD



                                                          Distributions                                            Ratio of Net
         Net Asset            Net Realized and Dividends      from                                       Ratio of   Investment
           Value      Net        Unrealized     from Net    Realized    Net Asset           Net Assets   Expenses     Income
         Beginning Investment  Gains (Losses)  Investment    Capital    Value End  Total      End of    to Average  to Average
         of Period   Income    on Securities     Income       Gains     of Period  Return  Period (000) Net Assets  Net Assets
--------------------------------------------------------------------------------------------------------------------------------
-------------------------------------
CORE FIXED INCOME PORTFOLIO(A)
-------------------------------------
CLASS A
 1995     $ 9.65     $0.65         $ 0.82        $(0.66)     $  --       $10.46     15.87%   $419,959     0.55%        6.60%
 1994      10.87      0.56          (1.12)        (0.55)      (0.11)       9.65    (5.36)%    311,955     0.55%        5.57%
 1993      10.77      0.60           0.23         (0.60)      (0.18)      10.87      8.58%    295,798     0.55%        5.63%
 1992      10.30      0.69           0.49         (0.69)      (0.02)      10.77     11.91%    213,632     0.55%        6.71%
 1991       9.79      0.73           0.52         (0.74)        --        10.30     13.31%    153,356     0.55%        7.41%
 1990       9.95      0.75          (0.12)        (0.76)      (0.03)       9.79      6.58%     83,876     0.55%        7.79%
 1989       9.89      0.82           0.06         (0.82)        --         9.95      9.39%     42,707     0.55%        8.57%
 1988       9.84      0.82           0.07         (0.84)        --         9.89      9.34%     25,661     0.47%        8.57%
 1987(1)   10.00      0.34          (0.25)        (0.25)        --         9.84      2.26%     11,201     0.33%        8.59%
-----------------
BOND PORTFOLIO
-----------------
CLASS A
 1995     $ 9.95     $0.70         $ 0.97        $(0.69)     $(0.07)     $10.86     17.53%   $ 54,286     0.55%        6.46%
 1994      12.25      0.59          (1.62)        (0.59)      (0.68)       9.95    (9.12)%    123,329     0.55%        5.61%
 1993      11.09      0.66           1.19         (0.67)      (0.02)      12.25     17.36%     97,163     0.55%        5.87%
 1992      10.47      0.73           0.62         (0.73)        --        11.09     13.52%     65,061     0.55%        6.98%
 1991       9.39      0.76           1.10         (0.77)      (0.01)      10.47     20.56%     40,683     0.55%        7.77%
 1990      10.38      0.81          (0.69)        (0.82)      (0.29)       9.39      0.97%     20,339     0.55%        8.06%
 1989       9.83      0.81           0.74         (0.79)      (0.21)      10.38     16.60%     27,580     0.55%        8.21%
 1988       9.16      0.81           0.71         (0.84)      (0.01)       9.83     17.22%     12,194     0.45%        8.54%
 1987(2)   10.00      0.29          (0.93)        (0.20)        --         9.16   (15.67)%      5,762     0.35%        8.38%
------------------------------
HIGH YIELD BOND PORTFOLIO
------------------------------
 1995(3)  $10.00     $0.67          $0.55        $(0.58)     $  --       $10.64     17.72%    $23,724     0.67%       10.02%
                    Ratio of Net
          Ratio of   Investment
          Expense      Income
         to Average  to Average
         Net Assets  Net Assets  Portfolio
         (Excluding  (Excluding  Turnover
          Waivers)    Waivers)     Rate
------------------------------------------
-------------------------------------
CORE FIXED INCOME PORTFOLIO(A)
-------------------------------------
CLASS A
 1995      0.68%       6.47%       294%
 1994      0.62%       5.50%       370%
 1993      0.66%       5.52%        35%
 1992      0.68%       6.58%        39%
 1991      0.73%       7.23%        44%
 1990      0.76%       7.58%        40%
 1989      0.87%       8.25%        42%
 1988      1.12%       7.92%        34%
 1987(1)   1.08%       7.84%         7%
-----------------
BOND PORTFOLIO
-----------------
CLASS A
 1995      0.70%       6.31%        79%
 1994      0.67%       5.49%        73%
 1993      0.66%       5.76%        47%
 1992      0.71%       6.82%        24%
 1991      0.76%       7.56%         8%
 1990      0.78%       7.83%        89%
 1989      0.87%       7.89%       108%
 1988      1.13%       7.86%       125%
 1987(2)   1.69%       7.04%        48%
------------------------------
HIGH YIELD BOND PORTFOLIO
------------------------------
 1995(3)   0.86%       9.83%        56%

  * Sales load is not reflected in total return.

(1) Core Fixed Income Class A shares were offered beginning May 1, 1987. All ratios including total return for that period have been annualized.

(2) Bond Class A shares were offered beginning May 4, 1987. All ratios including total return for that period have been annualized.

(3) High Yield Bond Class A shares were offered beginning January 11, 1995. All ratios including total return for that period have been annualized.

(a) During the year ended September 30, 1995, the Intermediate Bond Portfolio changed its name to the Core Fixed Income Portfolio.

THE TRUST ______________________________________________________________________

SEI INSTITUTIONAL MANAGED TRUST (the "Trust") is an open-end investment management company that offers units of beneficial interest ("shares") in separate diversified and non-diversified portfolios. The Trust offers two separate classes of shares, Class A and Class D, which provide for variations in distribution and transfer agent costs, sales charges, voting rights and dividends. This prospectus offers Class A shares of the Trust's Core Fixed Income, Bond and High Yield Bond Portfolios (each, a "Portfolio," and together, the "Portfolios"). The investment advisers and investment sub-advisers to the Portfolio are referred to collectively as the "advisers." Additional information pertaining to the Trust may be obtained in writing from SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087-1658, or by calling 1-800-342-5734.

INVESTMENT
OBJECTIVES AND
POLICIES ______________________________________________________________________

CORE FIXED        The investment objective of the Core Fixed Income Portfolio
INCOME            (formerly the Intermediate Bond Portfolio) is current income
PORTFOLIO         consistent with the preservation of capital. There can be no assurance that the Portfolio will achieve its investment objective.

                     Under normal market conditions, the Portfolio will invest
                  at least 65% of its total assets in fixed income securities that are rated investment grade or better, i.e., rated in one of the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO") at the time of purchase, or, if not rated, determined to be of comparable quality by the advisers. Fixed income securities rated in the fourth highest rating category lack outstanding investment characteristics, and have speculative characteristics as well. Fixed income securities in which the Portfolio may invest consist of: (i) corporate bonds and debentures, (ii) obligations issued by the United States Government, its agencies and instrumentalities, (iii) municipal securities of issuers located in all fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions, consisting of municipal bonds, municipal notes, tax-exempt commercial paper and municipal lease obligations, (iv) receipts involving U.S. Treasury obligations, (v) mortgage-backed securities, (vi) asset-backed securities, and (vii) zero coupon, pay-in-kind or deferred payment securities.

                     Any remaining assets may be invested in (i) interest-only
                  and principal-only components of mortgage-backed securities,
                  (ii) mortgage dollar rolls, (iii) securities issued on a when-issued and delayed-delivery basis, including TBA mortgage-backed securities, (iv) warrants, (v) money market securities, and (vi) Yankee obligations. In addition, the Portfolio may purchase or write options, futures (including futures on U.S. Treasury obligations and Eurodollar instruments) and options on futures.

                    Duration is a measure of the expected life of a fixed
                  income security on a cash flow basis. Most debt obligations provide interest payments and a final payment at maturity. Some also have put or call provisions that allow the security to be redeemed at specified dates prior to maturity. Duration incorporates yield, coupon interest payments, final maturity and call features into a single measure. The advisers therefore consider it a more accurate measure of a security's expected life and sensitivity to interest rate changes than is the security's term to maturity.

                     The Core Fixed Income Portfolio invests in a portfolio
                  with a dollar-weighted average duration that will, under normal market conditions, stay within plus or minus 20% of what the advisers believe to be the average duration of the domestic bond market as a whole. The advisers base their analysis of the average duration of the domestic bond market on bond market indices which they believe to be representative. The advisers currently use the Lehman Aggregate Bond Index for this purpose.

                     The Portfolio's annual turnover rate may exceed 100%.
                  Such a turnover rate may lead to higher transaction costs and may result in higher taxes for shareholders. See "Taxes."

                     The Portfolio's investment adviser is SEI Financial
                  Management Corporation and its investment sub-advisers are BlackRock Financial Management, Inc., Firstar Investment Research & Management Company and Western Asset Management Company.


BOND PORTFOLIO    The investment objective of the Bond Portfolio is current
                  income consistent with preservation of capital. There can be no assurance that the Portfolio will achieve its investment objective.

                     Under normal market conditions, the Portfolio will invest
                  at least 65% of its total assets in fixed income securities that are rated investment grade or better, i.e., rated in one of the four highest rating categories by an NRSRO at the time of purchase, or, if not rated, determined to be of comparable quality by the advisers. Fixed income securities rated in the fourth highest rating category lack outstanding investment characteristics, and have speculative characteristics as well. Fixed income securities in which the Portfolio may invest consist of: (i) corporate bonds and debentures, (ii) obligations issued by the United States Government, its agencies and instrumentalities, (iii) receipts involving U.S. Treasury obligations, (iv) mortgage-backed securities, (v) asset-backed securities, and (vi) zero coupon, pay-in-kind or deferred payment securities.

                     Any remaining assets may be invested in (i) convertible
                  securities, (ii) securities issued on a when-issued and delayed-delivery basis, including TBA mortgage-backed securities, and (iii) Yankee obligations. In addition, the Portfolio may purchase or write options, futures and options on futures.

                     There are no restrictions on the Portfolio's maturity.


                     The Portfolio's investment adviser is SEI Financial
                  Management Corporation and its investment sub-adviser is Boatmen's Trust Company.


HIGH YIELD BOND   The investment objective of the High Yield Bond Portfolio is
PORTFOLIO         to maximize total return. There can be no assurance that the
                  Portfolio will achieve its investment objective.

                     Under normal market conditions, the Portfolio will invest
                  at least 65% of its total assets in fixed income securities that are rated below investment grade, i.e., rated below the top four rating categories by an NRSRO at the time of purchase, or, if not rated, determined to be of comparable quality by the advisers. Below investment grade securities are commonly referred to as "junk bonds," and generally entail increased credit and market risk. Securities rated in the lowest rating categories may have predominantly speculative characteristics or may be in default. The achievement of the Portfolio's investment objective may be more dependent on the advisers' own credit analysis than would be the case if the Portfolio invested in higher rated securities. There is no bottom limit on the ratings of high yield securities that may be purchased or held by the Portfolio.

                     The Portfolio may invest in all types of fixed income
                  securities issued by domestic and foreign issuers, including: (i) mortgage-backed securities, (ii) asset-backed securities, (iii) zero coupon, pay-in-kind or deferred payment securities, and (iv) variable and floating rate instruments.

                     Any assets of the Portfolio not invested in the fixed
                  income securities described above may be invested in (i) convertible securities, (ii) preferred stocks, (iii) equity securities, (iv) investment grade fixed income securities,
                  (v) money market securities, (vi) securities issued on a when-issued and delayed-delivery basis, including TBA mortgage-backed securities, (vii) forward foreign currency contracts, and (viii) Yankee obligations. In addition, the Portfolio may purchase or write options, futures and options on futures.

                     The advisers may vary the average maturity of the
                  securities in the Portfolio without limit and there is no restriction on the maturity of any individual security.

                     The "Appendix" to this Prospectus sets forth a
                  description of the bond rating categories of several NRSROs. Ratings of each NRSRO represents its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, although the advisers will consider ratings, they will perform their own analyses and will not rely principally on ratings. The advisers will consider, among other things, the price of the security and the financial history and condition, the prospects and the management of an issuer in selecting securities for the Portfolio.

                     The Portfolio's investment adviser is SEI Financial
                  Management Corporation and its investment sub-adviser is BEA Associates.

GENERAL INVESTMENT
POLICIES ______________________________________________________________________

Borrowing         Each Portfolio may borrow money to meet redemptions for
                  temporary, emergency purposes. A Portfolio will not purchase securities while its borrowings exceed 5% of its total assets.


Illiquid          Each Portfolio's investment in illiquid securities will be
Securities        limited to 15% of its net assets.

Investment        Each Portfolio may purchase investment company securities,
Company           which will result in the layering of expenses. There are
Securities        legal limits on the amount of such securities that may be
                  acquired by a Portfolio.

Securities        Each Portfolio may lend its securities in order to realize
Lending           additional income.

Temporary         In order to meet liquidity needs or for temporary defensive
Defensive         purposes, each Portfolio may invest up to 100% of its assets
Investments       in cash and money market securities. Money market securities must be rated in one of the top two categories by an NRSRO or, if not rated, be of comparable quality as determined by the Portfolio's advisers. To the extent a Portfolio is engaged in temporary defensive investing, the Portfolio will not be pursuing its investment objective.

                     For additional information regarding the Portfolios'
                  permitted investments, see "Risk Factors", "Description of Permitted Investments and Risk Factors" in this Prospectus and "Description of Permitted Investments" in the Statement of Additional Information. For a description of the above ratings, see "Description of Ratings" in the "Appendix" to this Prospectus and the Statement of Additional Information.

RISK FACTORS_______________________________________________________________

Equity            Investments in equity securities in general are subject to
Securities        market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Portfolio invests will cause the net asset value of the Portfolio to fluctuate.

Fixed Income      The market value of a Portfolio's fixed income investments
Securities        will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Changes by an NRSRO in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments.
                  Changes in the value of a Portfolio's securities will not affect cash income derived from these securities but will affect the Portfolio's net asset value.


                     Securities held by a Portfolio that are guaranteed by the
                  U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest, and do not guarantee the securities' yield or value or the yield or value of a Portfolio's shares.

                     There is a risk that the current interest rate on
                  floating and variable rate instruments may not accurately reflect existing market interest rates.

Foreign           Investing in the securities of foreign companies and the
Securities and    utilization of forward foreign currency contracts involve
Foreign           special risks and considerations not typically associated
Currency          with investing in U.S. companies. These risks and
Contracts         considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S. investment in foreign countries and potential restrictions of the flow of international capital and currencies. Foreign companies may also be subject to less government regulation than U.S. companies. Moreover, the dividends payable on the foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

                     By entering into forward foreign currency contracts, a
                  Portfolio will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.

High Yield,       The High Yield Bond Portfolio may invest in lower rated
Lower Rated       securities. Fixed income securities are subject to the risk
Bonds             of an issuer's ability to meet principal and interest
                  payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).
                  Lower rate or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates.
                  The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

                     The high yield market is relatively new and its growth
                  has paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Portfolio's advisers could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio's net asset value.

                     Prices for high yield securities may be affected by
                  legislative and regulatory developments. These laws could adversely affect the Portfolio's net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

                     For example, federal legislation requiring the
                  divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years. Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Portfolio's investment portfolio and increasing the exposure of the Portfolio to the risks of high yield securities.

Mortgage-Backed   Mortgage-backed securities are subject to prepayment of the
Securities        underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying these securities can be expected to accelerate. When the mortgaged-backed securities held by a Portfolio are prepaid, the Portfolio must reinvest the proceeds in securities the yield of which reflects prevailing interest rates, which may be lower than the yield of the prepaid security.

Zero Coupon       Zero coupon obligations may be subject to greater
Obligations       fluctuations in value due to interest rate changes than
                  interest bearing obligations. A Portfolio will be required to include the imputed interest in zero coupon obligations in its current income. Because a Portfolio distributes all of its net investment income to shareholders, a Portfolio may have to sell portfolio securities to distribute the income attributable to these obligations and securities at a time when the advisers would not have chosen to sell such obligations or securities and which may result in a taxable gain or loss.

INVESTMENT LIMITATIONS _________________________________________________________

                  The investment objective and investment limitations are fundamental policies of the Portfolios. Fundamental policies cannot be changed with respect to the Trust or a Portfolio without the consent of the holders of a majority of the Trust's or that Portfolio's outstanding shares.
                  No Portfolio may:

                  1. With respect to 75% of its assets, (i) purchase
                     securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

                  2. Purchase any securities which would cause more than 25%
                     of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.
                  The foregoing percentage limitations will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE MANAGER AND SHAREHOLDER SERVICING AGENT ____________________________________

                  SEI Financial Management Corporation ("SFM") provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and acts as dividend disbursing agent and shareholder servicing agent. In addition, SFM also serves as transfer agent (the "Transfer Agent") to the Class A shares of the Trust.

                     For its management services, SFM is entitled to a fee
                  which is calculated daily and paid monthly at an annual rate of .28% of the average daily net assets of the Core Fixed Income Portfolio, .28% of the average daily net assets of the Bond Portfolio and .35% of the average daily net assets of the High Yield Bond Portfolio. SFM has voluntarily agreed to waive a portion of its fees in order to limit the operating expenses of each Portfolio. SFM reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time.

                     For the fiscal year ended September 30, 1995, the
                  Portfolios paid SFM the following management fees (based on each Portfolio's average daily net assets after fee waivers): Core Fixed Income Portfolio, .30%; Bond Portfolio, .26%; and High Yield Bond Portfolio, .16%.

MULTI-MANAGER DIVERSIFICATION _________________________________________________


                  SFM serves as investment adviser (the "Adviser") to each Portfolio. Within each Portfolio one or more investment sub-advisers (each, a "Sub-Adviser," and together, the "Sub-Advisers") are utilized to select that Portfolio's investments. These Sub-Advisers specialize in the distinct investment style or styles that each Portfolio is designated to capture.

                     The Adviser has general oversight responsibility for the
                  investment advisory services provided to the Portfolios, including formulating the Portfolios' investment policies and analyzing economic trends affecting the Portfolio. In addition, SFM, where it is the Adviser to a Portfolio, is responsible for (i) managing the allocation of assets among the Portfolio's Sub-Advisers,
                  (ii) directing and evaluating the investment services provided by the Sub-Advisers, including their adherence to each Portfolio's respective investment objective and policies and the Portfolio's investment performance, and
                  (iii) managing the cash portion of the Portfolio's assets. In accordance with the Portfolio's investment objective and policies, and under the supervision of the Adviser and the Trust's Board of Trustees, each Sub-Adviser is responsible for the day-to-day investment management of all or a discrete portion of the assets of a Portfolio. The Adviser and Sub-Advisers are authorized to make investment decisions for the Portfolios and place orders on behalf of the Portfolios to effect the investment decisions made.

                     SFM monitors the compliance of the advisers of each
                  Portfolio with regulatory and tax regulations, such as portfolio concentration and diversification. For the most part compliance with these requirements by each adviser with respect to its portion of a Portfolio will assure compliance by that Portfolio as a whole. In addition, SFM monitors positions taken by each of a Portfolio's advisers and will notify the advisers of any developing situations to help ensure that investments do not run afoul of the short-term test or the wash sale rules. To the extent that having multiple advisers responsible for investing separate portions of the Portfolio's assets creates the need for coordination among the advisers, there is an increased risk that the Portfolio will not comply with these regulatory and tax requirements.

                     It is possible that different advisers of a Portfolio
                  could take opposite actions within a short period of time with respect to a particular security. For example, one adviser could buy a security for the Portfolio and shortly thereafter another adviser could sell the same security from the portion of the Portfolio allocated to it. If in these circumstances the securities could be transferred from one adviser's portion of the Portfolio to another, the Portfolio could avoid transaction costs and could avoid creating possible wash sales and short-short gains under the Internal Revenue Code of 1986, as amended (the "Code"). Such transfers are not practicable but the advisers do not believe that there will be material adverse effects on the Portfolio as a result. First, it does not appear likely that there will be substantial overlap in the securities acquired for a Portfolio by the various advisers. Moreover, the advisers would probably only rarely engage in the types of offsetting transactions described above, especially within a short time period. Therefore, it is a matter of speculation whether offsetting transactions would result in any significant increases in transaction costs or have significant tax consequences. With respect to the latter, the advisers have established procedures with respect to the short-short test which are designed to prevent realization of short-short gains in excess of Code limits. It is true that wash sales could occur in spite of the efforts of SFM, but the Board of Trustees believes that the benefit of using multiple advisers outweighs the consequences of any wash sales.

                     SFM is currently seeking an exemptive order from the
                  Securities and Exchange Commission (the "SEC") that would permit SFM, with the approval of the Trust's Board of Trustees, to retain sub-advisers for a Portfolio without submitting the sub-advisory agreement to a vote of the Portfolio's shareholders. If granted, the exemptive relief will permit the non-disclosure of amounts payable by SFM under such sub-advisory agreements. The Trust will notify shareholders in the event of any change in the identity of the sub-adviser for a Portfolio. Until or unless this exemptive order is granted, if one of the advisers is terminated or departs from a Portfolio with multiple advisers, the Portfolio will handle such termination or departure in one of two ways. First, the Portfolio may propose that a new adviser be appointed to manage that portion of the Portfolio's assets managed by the departing adviser. In this case, the Portfolio would be required to submit to the vote of the Portfolio's shareholders the approval of a investment advisory contract with the new adviser. In the alternative, the Portfolio may decide to allocate the departing adviser's assets among the remaining advisers. This allocation would not require new investment advisory contracts with the remaining advisers, and consequently no shareholder approval would be necessary.


THE ADVISER _______________________________________________________________
SEI FINANCIAL     SFM serves as investment adviser to the Core Fixed Income,
MANAGEMENT        Bond and High Yield Bond Portfolios. SFM is a wholly-owned
CORPORATION       subsidiary of SEI Corporation ("SEI"), a financial services company located in Wayne, PA. The principal business address of SFM is 680 East Swedesford Road, Wayne, PA 19087-1658.
                  SEI was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. Affiliates of SFM have provided consulting advice to institutional investors for more than 20 years, including advice regarding the selection and evaluation of investment advisers. SFM currently serves as manager or administrator to more than 26 investment companies, including more than 220 portfolios, which investment companies have more than $ billion in assets as of September 30, 1995.

                     For these advisory services, SFM is entitled to a fee,
                  which is calculated daily and paid monthly, at an annual rate of .275% of the Core Fixed Income Portfolio's average daily net assets, .275% of the Bond Portfolio's average daily net assets and .4875% of the High Yield Bond Porfolio's average daily net assets.


THE SUB-ADVISERS __________________________________________________________
BEA ASSOCIATES    BEA Associates ("BEA") serves as Sub-Adviser for the High
                  Yield Bond Portfolio. BEA is a general partnership organized under the laws of the State of New York and, together with its predecessor firms, has been engaged in the investment advisory business for over 50 years. BEA's principal offices are located at One Citicorp Center, 153 East 53rd Street,
                  New York, NY 10022. Credit Suisse Capital Corporation ("CS
                  Capital") is an 80% partner in BEA and Basic Appraisals, Inc. is a 20% partner in BEA. CS Capital is a wholly-owned subsidiary of Credit Suisse Investment Corporation, which is a wholly-owned subsidiary of Credit Suisse, the second largest Swiss bank, which in turn is a subsidiary of CS
                  Holding, a Swiss Corporation. No one person or entity possesses a controlling interest in Basic Appraisals, Inc.
                  BEA is registered as an investment adviser under the Investment Act of 1940, as amended (the "1940 Act").

                     BEA is a diversified asset manager, handling global
                  equity, balanced, fixed income and derivative securities accounts for private individuals, as well as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of September 30, 1995, BEA managed approximately $28.6 billion in assets.

                     The Portfolio's assets have been managed by Richard J.
                  Lindquist, C.F.A., since its inception. Mr. Lindquist joined BEA in 1995 as a result of BEA's acquisition of CS First Boston Investment Management, and has had 11 years of investment management experience, including 6 years of experience working with high yield bonds. Prior to joining BEA, Mr. Lindquist was with Prudential Insurance Company of America where he managed high yield portfolios totalling approximately $1.3 billion.

                     SFM pays BEA a fee, which is calculated and paid monthly,
                  based on an annual rate of .3375% of the average monthly market value of the assets of the High Yield Portfolio managed by BEA. For the fiscal year ended September 30, 1995, BEA received a sub-advisory fee of .3375%.

BLACKROCK         BlackRock Financial Management Inc. ("BlackRock") serves as
FINANCIAL         Sub-Adviser to a portion of the assets of the Core Fixed
MANAGEMENT,       Income Portfolio. BlackRock, a registered investment
INC.              adviser, is a Delaware corporation with its principal
                  business address at 345 Park Avenue, 30th Floor, New York,
                  NY 10154. BlackRock's predecessor was founded in 1988, and as of September 30, 1995, BlackRock had $33 billion in assets under management. BlackRock is wholly-owned by PNC
                  Asset Management Group, Inc., a wholly-owned subsidiary of PNC Bank, N.A. PNC Bank, N.A.'s ultimate parent is PNC Bank
                  Corp., One PNC Plaza, Pittsburgh, PA 15265. BlackRock provides investment advice to investment companies, trusts, charitable organizations, pension and profit sharing plans and government entities.

                     BlackRock employs a team approach in managing the
                  Portfolio, however, the portfolio manager who has day-to-day responsibility for the Portfolio is Keith Anderson. Mr. Anderson is a Managing Director and Co-Head of Portfolio Management at BlackRock, and has 12 years experience investing in fixed income securities. Prior to founding BlackRock in 1988, Mr. Anderson was a Vice President in Fixed Income Research at The First Boston Corporation.

                     SFM pays BlackRock a fee, which is calculated and paid
                  monthly, based on an annual rate of .15% of the average monthly market value of the assets of the Core Fixed Income Portfolio managed by BlackRock. During the fiscal year ended September 30, 1995, BlackRock did not serve as Sub-Adviser to the Portfolio and therefore did not receive a sub-advisory fee.

BOATMEN'S TRUST   Boatmen's Trust Company ("Boatmen's") serves as Sub-Adviser
COMPANY           for the Bond Portfolio. Boatmen's is a subsidiary of
                  Boatmen's Bancshares, Inc., a multi-bank holding company.
                  Boatmen's provides trust and investment advisory services to a broad array of individual and institutional clients. As of September 30, 1995, Boatmen's total assets under management were approximately $40 billion for a broad spectrum of taxable and tax-exempt clients. The principal business address of Boatmen's is 100 N. Broadway, St. Louis, MO
                  63102.
                     The Portfolio has been managed by a committee since its
                  inception.

                     SFM pays Boatmen's a fee, which is calculated and paid
                  monthly, based on an annual rate of .125% of the average monthly market value of the assets of the Bond Portfolio managed by Boatmen's. For the fiscal year ended September 30, 1995, Boatmen's received a sub-advisory fee of .125%.

                     The Glass-Steagall Act restricts the securities
                  activities of banks such as Boatmen's Bancshares, Inc., but federal regulatory authorities permit such banks to provide investment advisory and other services to mutual funds. Should this position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.

FIRSTAR           Firstar Investment Research & Management Company ("FIRMCO")
INVESTMENT        serves as Sub-Adviser to a portion of the assets of the Core
RESEARCH &        Fixed Income Portfolio. FIRMCO is a registered investment
MANAGEMENT        adviser with its principal business address at 777 East
COMPANY           Wisconsin Avenue, Suite 800, Milwaukee, WI 53202. FIRMCO was
                  founded in 1986, and as of September 30, 1995, it had approximately $15.4 billion in assets under management.
                  FIRMCO is a wholly-owned subsidiary of Firstar Corporation, a bank holding company located at 777 East Wisconsin Avenue, Milwaukee, WI 53202. FIRMCO's clients include pension and profit sharing plans, trusts and estates and one other investment company.

                     Mr. Charles Groeschell, a Senior Vice President of
                  FIRMCO, has been employed by FIRMCO or its affiliates since 1983, and has had 13 years experience in fixed income investing.

                     SFM pays FIRMCO a fee, which is calculated and paid
                  monthly, based on an annual rate of .10% of the average monthly market value of the assets of the Core Fixed Income Portfolio managed by FIRMCO. During the fiscal year ended September 30, 1995, FIRMCO did not serve as Sub-Adviser to the Portfolio and therefore did not receive a sub-advisory fee.

WESTERN ASSET     Western Asset Management Company ("Western") serves as Sub-
MANAGEMENT        Adviser to a portion of the assets of the Core Fixed Income
COMPANY           Portfolio. Western is located at 117 East Colorado
                  Boulevard, Pasadena, CA 91105, and is a wholly owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, MD. Western was founded in 1971, and specializes in the management of fixed income portfolios. As of September 30, 1995, Western managed approximately $17 billion in client assets, including $3 billion of investment company assets.

                     Kent S. Engel, Director and Chief Investment Officer of
                  Western, is primarily responsible for the day-to-day management of the Portfolio since January 19, 1994. Mr. Engel has been with Western and its predecessor since 1969.

                     SFM pays Western a fee, which is calculated and paid
                  monthly, based on an annual rate of .125% of the average monthly market value of assets of the Core Fixed Income Portfolio managed by Western.

DISTRIBUTION ___________________________________________________________________

                  SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as each Portfolio's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. Each Class of the Trust has adopted a distribution plan (the "Class A Plan" or "Class D," and collectively, the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

                     The Class A Plan provides for reimbursement for expenses
                  incurred by the Distributor, in an amount not to exceed .30% of the average daily net assets of each Portfolio, on an annualized basis, provided those expenses are permissible as to both type and amount under a budget adopted by the Board of Trustees, including those who are not interested persons and have no financial interest in the Plan or any related agreement ("Qualified Trustees"). Currently, the budget (shown here as a percentage of average daily net assets) for each Portfolio is set at an annual rate of .08% for the Core Fixed Income Portfolio, .10% for the Bond Portfolio and .10% for the High Yield Bond Portfolio.

                     Distribution-related expenses reimbursable to the
                  Distributor under the budget include those related to the costs of the printing of reports, prospectuses, notices and similar materials for persons other than current shareholders, federal and state securities law registration and the cost of complying with such laws in the distribution of the Trust's shares, advertising expenses and promotional and sales expenses including expenses for travel, communication and compensation and benefits for sales personnel. Distribution expenses not attributable to a specific Portfolio are allocated among each of the Portfolios of the Trust on the basis of their average net assets. The Trust is not obligated to reimburse the Distributor for any expenditures in excess of the approved budget.


                     It is possible that an institution may offer different
                  classes of shares to its customers and thus receive different compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.

                     The Trust may execute brokerage or other agency
                  transactions through the Distributor for which the Distributor may receive compensation.

                     The Distributor may, from time to time in its sole
                  discretion, institute one or more promotional incentive programs, which will be paid for by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Portfolios. Such promotional incentives will be offered uniformly to all shares of the Portfolios, and also will be offered uniformly to all dealers, predicated upon the amount of shares of the Portfolios sold by such dealer.

PURCHASE AND REDEMPTION OF SHARES ______________________________________________

                  Financial institutions may acquire Class A shares of the Portfolios for their own accounts or as record owner on behalf of fiduciary, agency or custody accounts by placing orders with SFM. Institutions that use certain SEI proprietary systems may place orders electronically through those systems. State securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to SFM for effectiveness the same day. Financial institutions that purchase shares for the accounts of their customers may impose separate charges on these customers for account services. Shares of the Portfolios are offered only to residents of states in which the shares are eligible for purchase.
                     Shares of each Portfolio may be purchased or redeemed on
                  days on which the New York Stock Exchange is open for business ("Business Days").

                     Shareholders who desire to purchase shares for cash must
                  place their orders with SFM prior to 4:00 p.m. Eastern time on any Business Day for the order to be accepted on that Business Day. Cash investments must be transmitted or delivered in federal funds to the wire agent on the next Business Day following the day the order is placed. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or its shareholders to accept such purchase order. In addition, because excessive trading (including short-term "market timing" trading) can hurt a Portfolio's performance, each Portfolio may refuse purchase orders from any shareholder account if the accountholder has been advised that previous purchase and redemption transactions were considered excessive in number or amount. Accounts under common control or ownership, including those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose.

                     Purchases will be made in full and fractional shares of
                  the Portfolios calculated to three decimal places. The Trust will send shareholders a statement of shares owned after each transaction. The purchase price of shares is the net asset value next determined after a purchase order is received and accepted by the Trust. The net asset value per share of each Portfolio is determined by dividing the total market value of a Portfolio's investment and other assets, less any liabilities, by the total outstanding shares of that Portfolio. Net asset value per share is determined as of the close of business of the New York Stock Exchange (currently 4:00 p.m. Eastern time) on any Business Day.

                     The market value of each portfolio security is obtained
                  by SFM from an independent pricing service. Securities having maturities of 60 days or less at the time of purchase will be valued using the amortized cost method (described in the Statement of Additional Information). The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the pricing service may use a matrix system to determine valuations of equity and fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.
                     Shareholders who desire to redeem shares of the
                  Portfolios must place their redemption orders with SFM prior to 4:00 p.m. Eastern time on any Business Day. The redemption price is the net asset value per share of the Portfolio next determined after receipt by SFM of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received.
                     Purchase and redemption orders may be placed by
                  telephone. Neither the Trust nor SFM will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and SFM will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.
                     If market conditions are extraordinarily active, or other
                  extraordinary circumstances exist, and shareholders experience difficulties placing redemption orders by telephone, shareholders may wish to consider placing their order by other means.

PERFORMANCE ____________________________________________________________________

                  From time to time, a Portfolio may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

                     The total return of a Portfolio refers to the average
                  compounded rate of return to a hypothetical investment, net of any sales charge imposed on Class A shares redeemed at the end of the specified period covered by the total return figure, for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions. The total return of a Portfolio may also be quoted as a dollar amount or on an aggregate basis, an actual basis, without inclusion of any front-end or contingent sales charges, or with a reduced sales charge in advertisements distributed to investors entitled to a reduced sales charge.

                     A Portfolio may periodically compare its performance to
                  that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. A Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. A Portfolio may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. A Portfolio may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

                     A Portfolio may quote various measures of volatility and
                  benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

                     For each Portfolio, the performance of Class A shares
                  will normally be higher than the performance of the Class D shares of that Portfolio because of the additional distribution and transfer agent expenses charged to Class D shares.


                     Additional performance information is set forth in the
                  1995 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-342-5734.

TAXES __________________________________________________________________________
                  The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action.
                  No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of a Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes. State and local tax consequences of an investment in a Portfolio may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.

Tax Status of     A Portfolio is treated as a separate entity for federal
the Portfolios    income tax purposes and is not combined with the Trust's
                  other portfolios. Each Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Code, so as to be relieved of federal income tax on net investment company taxable income (including the excess, if any, of net short-term capital gains over net long-term capital losses) and net capital gains (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders.

Tax Status of     Each Portfolio distributes substantially all of its net
Distributions     investment company taxable income to shareholders. Dividends from a Portfolio's net investment company taxable income are taxable to its shareholders as ordinary income (whether received in cash or in additional shares). Distributions of net capital gains are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held shares. Dividends and distributions received from a Portfolio will not qualify for the corporate dividends received deduction. Each Portfolio will make annual reports to shareholders of the federal income tax status of all distributions.
                     Dividends declared by a Portfolio in October, November or
                  December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of the year declared if paid by a Portfolio at any time during the following January.
                     Each Portfolio intends to make sufficient distributions
                  to avoid liability for federal excise tax.

                     Each sale, exchange or redemption of a Portfolio's shares
                  generally is a taxable transaction to the shareholder.

GENERAL INFORMATION ____________________________________________________________

The Trust         The Trust was organized as a Massachusetts business trust
                  under a Declaration of Trust dated October 20, 1986. The
                  Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares and different classes of each portfolio. All consideration received by the Trust for shares of any class of any portfolio and all assets of such portfolio or class belong to that portfolio or class, respectively, and would be subject to the liabilities related thereto.
                     The Trust pays its expenses, including fees of its
                  service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

                     Certain shareholders in one or more of the Portfolios may
                  obtain asset allocation services with respect to their investments in such Portfolios. If a sufficient amount of a Portfolio's assets are subject to such asset allocation services, a Portfolio may incur higher transaction costs and a higher portfolio turnover rate than would otherwise be anticipated as a result of redemptions and purchases of Portfolio shares pursuant to such services.

Trustees of the   The management and affairs of the Trust are supervised by
Trust             the Trustees under the laws of the Commonwealth of
                  Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights     Each share held entitles the shareholder of record to one
                  vote. The shareholders of each Portfolio or class will vote separately on matters pertaining solely to that Portfolio or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Reporting         The Trust issues unaudited financial statements semi-
                  annually and audited financial statements annually. The
                  Trust furnishes proxy statements and other reports to
                  shareholders of record.
Shareholder       Shareholder inquiries should be directed to the Manager, SEI
Inquiries         Financial Management Corporation, 680 East Swedesford Road,
                  Wayne, PA 19087.

Dividends         Substantially all of the net investment income (exclusive of capital gains) of each Portfolio is periodically declared and paid as a dividend. Dividends currently are paid on a daily basis for each Portfolio. Currently, net capital gains
                  (the excess of net long-term capital gain over net short-term capital loss) realized, if any, will be distributed at least annually.
                     Shareholders automatically receive all income dividends
                  and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the SFM at least 15 days prior to the distribution.
                     Dividends and capital gains of each Portfolio are paid on
                  a per-share basis. The value of each share will be reduced by the amount of any such payment. If shares are purchased shortly before the record date for a dividend or capital gains distributions, a shareholder will pay the full price for the share and receive some portion of the price back as a taxable dividend or distribution.

                     The dividends on Class D shares of the Portfolios will
                  normally be lower than those on Class A shares because of the additional distribution and transfer agent expenses charged to Class D shares.

Counsel and       Morgan, Lewis & Bockius LLP serves as counsel to the Trust.
Independent       Price Waterhouse LLP serves as the independent accountants
Accountants       of the Trust.

Custodian and     CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box
Wire Agent        7618, Philadelphia, PA 19101 (the "Custodian"), acts as
                  custodian of the Trust's assets. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS __________________________
                  The following is a description of the permitted investment practices for the Portfolios, and the associated risk
                  factors:
Asset-Backed      Asset-backed securities are securities secured by non-
Securities        mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

                     Asset-backed securities are not issued or guaranteed by
                  the United States Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holders.

                     The market for asset-backed securities is at a relatively
                  early stage of development. Accordingly, there may be a limited secondary market for such securities.


Convertible       Convertible securities are corporate securities that are
Securities        exchangeable for a set number of another security at a
                  prestated price. Convertible securities typically have characteristics similar to both fixed-income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

Derivatives       Derivatives are securities that derive their value from
                  other securities. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities
                  (e.g., CMOs, REMICs, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., receipts and STRIPs) and privately issued stripped securities (e.g., TGRs, TRs and CATS). See elsewhere in this "Description of Permitted Investments and Risk Factors" for discussions of these various instruments, and see "Investment Objectives and Policies" for more information about any investment policies and limitations applicable to their use.

Equity            Equity securities represent ownership interests in a company
Securities        or corporation and include common stock, preferred stock and warrants and other rights to acquire such instruments.
                  Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Portfolio's net asset value.

Fixed Income      Fixed income securities are debt obligations issued by
Securities        corporations, municipalities and other borrowers. Moreover, while securities with longer maturities tend to produce
                  higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.
Forward Foreign   A forward contract involves an obligation to purchase or
Currency          sell a specific currency amount at a future date, agreed
Contracts         upon by the parties, at a price set at the time of the
                  contract. A Portfolio may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Portfolio's securities denominated in such foreign currency.

                     At the maturity of a forward contract, a Portfolio may
                  either sell a portfolio security and make delivery of the
                  foreign currency, or it may retain the security and
                  terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the
                  same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A
                  Portfolio may realize a gain or loss from currency
                  transactions.
Futures and       Futures contracts provide for the future sale by one party
Options on        and purchase by another party of a specified amount of a
Futures           specific security at a specified future time and at a
                  specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Portfolio may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A
                  Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

                     A bond index futures contract is a bilateral agreement
                  pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. A bond futures contract is a bilateral agreement pursuant to which parties agree to take or make delivery of the underlying security at the close of trading of the contract.

                     Generally, future contracts are closed out prior to the
                  expiration date of the contract. No price is paid upon entering into futures contracts. Instead, a Portfolio would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

                     Eurodollar instruments are U.S. dollar-denominated
                  futures contracts or options thereon which are linked to the London Interbank Offered Rate (LIBOR), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.

                     In order to avoid leveraging and related risks, when a
                  Portfolio purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid, high grade debt securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with the Trust's custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

                     There are risks associated with these activities,
                  including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Portfolio and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option,
                  (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures.
                     A Portfolio may enter into futures contracts and options
                  on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), so long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of the Portfolio's net assets. The Portfolio may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce the Portfolio's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Portfolio's return.

Illiquid          Illiquid securities are securities that cannot be disposed
Securities        of within seven business days at approximately the price at which they are being carried on a Portfolio's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with durations (or maturities) over 7 days in length.

Junk Bonds        Bonds rated below investment grade are often referred to as
                  "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit a Portfolio's ability to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security. See also the "Risk
                  Factors" section.

Money Market      Money market securities are high-quality, dollar-
Securities        denominated, short-term debt instruments. They consist of:
                  (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S.
                  branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations;
                  (iv) debt obligations with a maturity of one year of less issued by corporations with outstanding high-quality commercial paper; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Mortgage-Backed   Mortgage-backed securities are instruments that entitle the
Securities        holder to a share of all interest and principal payments
                  from mortgages underlying the security. The mortgages backing these securities include conventional fifteen and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and balloon mortgages.
                  Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.
                     Government Pass-Through Securities: These are securities
                  that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA,

                  FNMA and FHLMC. FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, FNMA and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and FNMA also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

                     Private Pass-Through Securities: These are mortgage-
                  backed securities issued by a non-governmental entity, such as a trust or corporate entity. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.
                     Collateralized Mortgage Obligations ("CMOs"): CMOs are
                  debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.
                     REMICs: A REMIC is a CMO that qualifies for special tax
                  treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.
                     Parallel Pay Securities; PAC Bonds: Parallel pay CMOs and
                  REMICS are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.
                     REITs: REITs are trusts that invest primarily in
                  commercial real estate or real estate-related loans. The value of interests in REITs may be affected by the value of the property owned or the quality of the mortgages held by the trust.
                     Stripped Mortgage-Backed Securities ("SMBs"): SMBs are
                  usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities can experience wide swings in value in response to changes in interest rates and associated mortgage prepayment rates. During times when interest rates are experiencing fluctuations, such securities can be difficult to price on a consistent basis. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

                     Risk Factors: Due to the possibility of prepayments of
                  the underlying mortgage instruments, mortgage-backed
                  securities generally do not have a known maturity. In the
                  absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated
                  prepayment patterns, based upon current interest rates,
                  current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a
                  security's actual average life.
Mortgage Dollar   Mortgage "dollar rolls" are transactions in which mortgage-
Rolls             backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date.
                  Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate.
                  Alternatively, the sale and purchase transactions can be executed at the same price, with the Portfolio being paid a fee as consideration for entering into the commitment to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held.

                     To avoid any leveraging concerns, the Portfolio will
                  place U.S. Government or other liquid, high grade debt securities in a segregated account in an amount sufficient to cover its repurchase obligation.

Municipal         Municipal securities consist of (i) debt obligations issued
Securities        by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

                     General obligation bonds are backed by the taxing power
                  of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (tolls from a bridge, for example). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of a facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

                     Municipal securities include both municipal notes and
                  municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.
Options A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Portfolio may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.
                     A Portfolio may purchase put and call options to protect
                  against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Portfolio may seek to purchase in the future. A Portfolio purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Portfolio, loss of the premium paid may be offset by an increase in the value of the

                  Portfolio's securities or by a decrease in the cost of acquisition of securities by the Portfolio.
                     A Portfolio may write covered call options as a means of
                  increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Portfolio sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Portfolio will realize as profit the premium received for such option. When a call option of which a Portfolio is the writer is exercised, the Portfolio will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Portfolio is the writer is exercised, the Portfolio will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.
                     A Portfolio may purchase and write options on an exchange
                  or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the Securities and Exchange Commission that OTC options are generally illiquid.
                     A Portfolio may purchase and write put and call options
                  on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Portfolio will be "covered," which means that the Portfolio will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Portfolio, the Portfolio will establish a segregated account with its custodian bank consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Portfolio would be required to pay upon exercise of the put.
                     A Portfolio may purchase and write put and call options
                  on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Portfolio may choose to terminate an option position by entering into a closing transaction. The ability of a Portfolio to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

                     A Portfolio may engage in writing covered call options.
                  Under a call option, the purchaser has the right to purchase and the writer (the Portfolio) the obligation to sell the underlying security at the exercise price during the option period. Options purchased by the Portfolio will be listed on a national securities exchange. In order to close out an option position, the Portfolio may enter into a "closing purchase transaction," which involves the purchase of an option on the same security at the same exercise price and expiration date. If the Portfolio is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Portfolio delivers the security upon exercise. Permissible options include options on stock indices.

                     All options written on indices must be covered. When a
                  Portfolio writes an option on an index, it will establish a segregated account containing cash or liquid high grade debt securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

                     Risk Factors. Risks associated with options transactions
                  include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Portfolio will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Receipts Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying Permitted Investments. See also "Taxes."

Repurchase        Agreements by which a Portfolio obtains a security and
Agreements        simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. The Custodian or its agent will hold the security as collateral for the repurchase agreement.
                  Collateral must be maintained at a value at least equal to 102% of the purchase price. The Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities or if the Portfolio realizes a loss on the sale of the collateral securities. An adviser will enter into repurchase agreements on behalf of the Portfolio only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trustees. Repurchase agreements are considered loans under the 1940 Act.

Securities        In order to generate additional income, a Portfolio may lend
Lending           securities which it owns pursuant to agreements requiring
                  that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 100% of the market value of the securities lent. A Portfolio continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fall financially or become insolvent.

Securities of     There are certain risks connected with investing in foreign
Foreign Issuers   securities. These include risks of adverse political and
                  economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable
                  U.S. securities. The value of a Portfolio's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar.
                  Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Portfolio.

U.S. Government   Obligations issued or guaranteed by agencies of the U.S.
Agency            Government, including, among others, the Federal Farm Credit
Obligations       Bank, the Federal Housing Administration and the Small
                  Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage
                  Corporation, the Federal Land Banks and the U.S. Postal
                  Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government
                  National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (e.g., Federal
                  National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity.

                  Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Portfolio's shares.

U.S. Treasury     U.S. Treasury obligations consist of bills, notes and bonds
Obligations       issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal
                  Securities ("STRIPS").

U.S. Treasury     U.S. Treasury receipts are interests in separately traded
Receipts          interest and principal component parts of U.S. Treasury
                  obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.
                  Receipts include "Treasury Receipts" ("TRs"), "Treasury
                  Investment Growth Receipts" ("TIGRs"), "Liquid Yield Option
                  Notes" ("LYONs") and "Certificates of Accrual on Treasury
                  Securities" ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs are interests in accounts sponsored by the U.S. Treasury.

Variable and      Certain obligations may carry variable or floating rates of
Floating Rate     interest, and may involve a conditional or unconditional
Instruments       demand feature. Such instruments bear interest at rates
                  which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.


Warrants Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

When-Issued and   When-issued or delayed delivery basis transactions involve
Delayed           the purchase of an instrument with payment and delivery
Delivery          taking place in the future. Delivery of and payment for
Securities        these securities may occur a month or more after the date of
including TBA     the purchase commitment. The Portfolio will maintain with
Mortgage-Backed   the Custodian a separate account with liquid, high grade
Securities        debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities, a Portfolio may dispose of a when-issued security or forward commitment prior to settlement if the advisers deem it appropriate to do so.

                     One form of when-issued or delayed-delivery security that
                  a Portfolio may purchase is a "to be announced" ("TBA") mortgage-backed security. A TBA mortgaged-backed security transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.

Yankee            Yankee obligations ("Yankees") are U.S. dollar-denominated
Obligations       instruments of foreign issuers who either register with the
                  Securities and Exchange Commission or issue under Rule 144A of the Securities Exchange Act of 1933, as amended. These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.
                     Investing in the securities of issuers based in any
                  foreign country involves special risks and considerations not typically associated with investing in U.S. companies.
                  These include risks resulting from differences in accounting, auditing and financial reporting standards, lower liquidity than U.S. fixed income or debt securities, the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations and political instability.
                  There may be less publicly available information concerning foreign issuers of securities held by the Portfolio than is available concerning U.S. issuers. Purchases and sales of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes and taxes may be withheld from dividend and interest payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility and a greater risk of liquidity.

                     The yankee obligations selected for the Portfolio will
                  adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

Zero Coupon,      Zero coupon securities are securities that are sold at a
Pay-In-Kind and   discount to par value and securities on which interest
Deferred          payments are not made during the life of the security. Upon
Payment           maturity, the holder is entitled to receive the par value of
Securities        the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Portfolio will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Portfolio will have fewer assets with which to purchase income producing securities. Alternatively, shareholders may have to redeem shares to pay tax on this "phantom income."
                  In either case, the Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy distribution requirements. A Portfolio accrues income with respect to the securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities.
                  Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions that comparably rated securities paying cash interest at regular interest payment periods.

                  Additional information on permitted investments and risk factors can be found in the Statement of Additional Information.

APPENDIX--DESCRIPTION OF CORPORATE BOND RATINGS ________________________________

                           MOODY'S RATING DEFINITIONS

LONG TERM

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                     STANDARD & POOR'S RATINGS DEFINITIONS

A Standard & Poor's corporate or municipal debt rating is a current assessment of creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, as it does not comment on market price or suitability for a particular investor.

The ratings are based, in varying degrees, on the following considerations:

  (1) Likelihood of default. The rating assesses the obligor's capacity and willingness as to timely payment of interest and repayment of principal in accordance with the terms of the obligation.

  (2) The obligation's nature and provisions.

  (3) Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under bankruptcy laws and other laws affecting creditor's rights.

Likelihood of default is indicated by an issuer's senior debt rating. If senior debt is not rated, an implied senior debt rating is determined. Subordinated debt usually is rated lower than senior debt to better reflect relative position of the obligation in bankruptcy. Unsecured debt, where significant secured debt exists, is treated similarly to subordinated debt.

LONG-TERM

Investment Grade

AAA Debt rated "AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated "A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated "BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated "BB', "B', "CCC', "CC', and "C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB' indicates the least degree of speculation and "C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

BB Debt rated "BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-' rating.

B Debt rate "B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The "B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied "BB' or "BB-' rating.

CCC Debt rated "CCC' has a current identifiable vulnerability to default, and is dependent on favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

    The "CCC' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied "B' or "B-' rating.

CC The rating "CC' is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC' rating.

C The rating "C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-' debt rating. The "C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payment are continued.

CI Debt rated "CI' is reserved for income bonds on which no interest is being paid.

D Debt is rated "D' when the issue is in payment default, or the obligor has filed for bankruptcy. The "D' rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Plus (+) or minus (-): The ratings from "AA' to "CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C The letter "c' indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.

P The letter "p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of the debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgement with respect to such likelihood and risk.

L The letter "L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter "L' indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.
-------
* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

If an issuer's actual or implied senior debt rating is "AAA', its subordinated or junior debt is rated "AAA' or "AA+'. If an issuer's actual or implied senior debt rating is lower than "AAA' but higher than "BB+', its junior debt is typically rated one designation lower than the senior debt ratings. For example, if the senior debt rating is "A', subordinated debt normally would be rated "A-'. If an issuer's actual or implied senior debt rating is "BB+' or lower, its subordinated debt is typically rated two designations lower than the senior debt rating.

NOTE: The term "investment grade" was originally used by various regulatory bodies to connote obligations eligible for investment by institutions such as banks, insurance companies, and savings and loan associations. Over time, this term gained widespread usage throughout the investment community. Issues rated in the four highest categories, "AAA', "AA', "A', "BBB', generally are recognized as being investment grade. Debt "BB' or below generally is referred to as speculative grade. The term "junk bond" is merely a more irreverent expression for this category of more risky debt. Neither term indicates which securities S&P deems worthy of investment, as an investor with a particular risk preference may appropriately invest in securities that are not investment grade.

              FITCH INVESTOR SERVICES INC. RATING DEFINITIONS

LONG-TERM

AAA Bonds rated AAA are judged to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times greater than interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions.

AA Bonds rated AA are judged to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

A Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C    Bonds are in imminent default in payment of interest or principal.

DDD  Bonds are in default on interest and/or principal payments. Such bonds are
DD   extremely speculative and should be valued on the basis of their ultimate
D recovery value in liquidation or reorganization of the obligor. "DDD' represents the lowest potential for recovery on these bonds, and "D' represents the lowest potential for recovery.

PLUS (+) MINUS (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA', "DDD', "DD', or "D' categories.

                 DUFF AND PHELPS, INC. RATING DEFINITIONS

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+ High credit quality. Protection factors are strong. Risk is modest but may AA- vary slightly from time to time because of economic conditions.

A+   Protection factors are average but adequate. However, risk factors are
A-   more variable and greater in periods of economic stress.

BBB+ Below average protection factors but still considered sufficient for BBB- prudent investment. Considerable variability in risk during economic cycles.

BB+  Below investment grade but deemed likely to meet obligations when due.
BB   Present or prospective financial protection factors fluctuate according to
BB- industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+   Below investment grade and possessing risk that obligations will not be
B    met when due. Financial protection factors will fluctuate widely according
B- to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP   Preferred stock with dividend arrearages.

                      IBCA LIMITED RATING DEFINITIONS

AAA Obligations rated AAA have the lowest expectation of investment risk.
    Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

AA Obligations for which there is a very low expectation of investment risk are rated AA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

A Bonds rated A are obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

BBB Bonds rated BBB are obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

BB Bonds rated BB are obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions. Bonds rated B are obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

B Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

CCC Obligations for which there is a current perceived possibility of default.
    Timely repayment of principal and interest is dependent on favorable business, economic or financial conditions.

CC Obligations which are highly speculative or which have a high risk of default.

C   Obligations which are currently in default.

NOTES: "+" or "-" may be appended to a rating to denote relative status within major rating categories.

   Ratings of BB and below are assigned where it is considered that speculative characteristics are present.

                   THOMSON BANKWATCH RATING DEFINITIONS

AAA Bonds rated AAA indicate that the ability to repay principal and interest on a timely basis is very high.

AA Bonds rated AA indicate a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB Bonds rated BBB indicate an acceptable capacity to repay principal and interest. Issues rated BBB are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BB While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

CCC Issues rated "CCC" clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.


CC "CC" is applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

D   Default

Ratings in the Long-Term Debt categories may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.

TABLE OF CONTENTS ______________________________________________________________

The Trust...................................................   4
Investment Objectives and Policies..........................   4
General Investment Policies.................................   6
Risk Factors................................................   7
Investment Limitations......................................   9
The Manager and Shareholder Servicing Agent.................  10
Multi-Manager Diversification...............................  10
The Adviser.................................................  12
The Sub-Advisers............................................  12
Distribution................................................  15
Purchase and Redemption of Shares...........................  16
Performance.................................................  17
Taxes.......................................................  18
General Information.........................................  19
Description of Permitted Investments and Risk Factors.......  21
Appendix.................................................... A-1

SEI INSTITUTIONAL MANAGED TRUST

JANUARY 31, 1996
--------------------------------------------------------------------------------

LARGE CAP VALUE PORTFOLIO
LARGE CAP GROWTH PORTFOLIO
SMALL CAP VALUE PORTFOLIO
SMALL CAP GROWTH PORTFOLIO
MID-CAP PORTFOLIO
CAPITAL APPRECIATION PORTFOLIO
EQUITY INCOME PORTFOLIO
BALANCED PORTFOLIO
CAPITAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

This Prospectus sets forth concisely the information about the above-referenced portfolios. Please read this Prospectus carefully before investing, and keep it on file for future reference.

A Statement of Additional Information dated January 31, 1996 has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087-1658, or by calling 1-800-342-5734. The Statement of Additional Information is incorporated into this Prospectus by reference.

SEI Institutional Managed Trust (the "Trust") is an open-end investment management company, certain classes of which offer financial institutions a convenient means of investing their own funds or funds for which they act in a fiduciary, agency or custodial capacity in professionally managed diversified and non-diversified portfolios of securities. A portfolio may offer separate classes of shares that differ from each other primarily in the allocation of certain distribution expenses, sales charges and minimum investment amounts. This Prospectus offers the Class A shares of one balanced (fixed income and equity) and eight equity portfolios (each, a "Portfolio," and together, the "Portfolios") listed above.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

------------------------------------------------------------------------
 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
 OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY
 INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE
 SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL
 AMOUNT INVESTED.
------------------------------------------------------------------------

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)        Class A
--------------------------------------------------------------------------------

                          LARGE CAP LARGE CAP SMALL CAP SMALL CAP             CAPITAL     EQUITY
                            VALUE    GROWTH     VALUE    GROWTH    MID-CAP  APPRECIATION  INCOME
                          PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO  PORTFOLIO   PORTFOLIO
                          --------- --------- --------- --------- --------- ------------ ---------
Management Fee/Advisory
Fees (after fee waiver)
(1)                         0.70%     0.70%     0.98%     0.97%     0.60%       0.70%      0.69%
12b-1 Fees (2)              0.07%     0.06%     0.05%     0.08%     0.12%       0.09%      0.09%
Other Expenses (after
reimbursements)             0.05%     0.09%     0.07%     0.05%     0.05%       0.05%      0.04%
--------------------------------------------------------------------------------------------------
Total Operating Expenses
(after fee waiver) (4)      0.82%     0.85%     1.10%     1.10%     0.77%       0.84%      0.82%
--------------------------------------------------------------------------------------------------

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)        Class A
--------------------------------------------------------------------------------

                                                     BALANCED  CAPITAL GROWTH
                                                     PORTFOLIO   PORTFOLIO
                                                     --------- --------------
Management Fee/Advisory Fees (after fee waiver) (1)    0.60%        0.00%
12b-1 Fees (after reimbursements) (2)                  0.10%        0.00%
Other Expenses (after reimbursements) (3)              0.05%        0.00%
-----------------------------------------------------------------------------
Total Operating Expenses (after fee waiver) (4)        0.75%        0.00%
-----------------------------------------------------------------------------

(1) SEI Financial Management Corporation ("SFM") and certain of the sub-advisers (collectively, "advisers") have agreed to waive, on a voluntary basis, a portion of their fees, and the management/advisory fees shown reflect these voluntary waivers. Such fee waivers are voluntary and may be terminated at any time in the sole discretion of each entity that has agreed to waive a portion of its fee. Absent such fee waivers, management/advisory fees would be: Large Cap Value Portfolio, .70%; Large Cap Growth Portfolio, .75%; Small Cap Value Portfolio, 1.00%; Small Cap Growth Portfolio, 1.00%; Mid-Cap Portfolio, .75%; Capital Appreciation Portfolio, .75%; Equity Income Portfolio, .75%; Balanced Portfolio, .75%; and Capital Growth Portfolio, .50%. Management/Advisory fees, and therefore Total Operating Expenses, have been restated to reflect current expenses.

(2) The 12b-1 fee shown refers to each Portfolio's current 12b-1 budget for reimbursement of expenses and, with respect to the Capital Growth Portfolio, after reimbursement by SFM. SFM reserves the right to terminate its reimbursement at any time in its sole discretion. Absent such reimbursement, the 12b-1 fee would be .02% for the Capital Growth Portfolio. The maximum 12b-1 fees payable by Class A shares of each Portfolio is .30%.

(3) Absent SFM's reimbursement, other expenses for the Capital Growth Portfolio would be .04%. SFM reserves the right to terminate its reimbursement at any time in its sole discretion.

(4) Absent the voluntary fee waivers described above, total operating expenses for the Class A shares of the Portfolios would be: Large Cap Value Portfolio, .82%; Large Cap Growth Portfolio, .90%; Small Cap Value Portfolio, 1.12%; Small Cap Growth Portfolio, 1.13%; Mid-Cap Portfolio, .92%; Capital Appreciation Portfolio, .89%; Equity Income Portfolio, .88%; Balanced Portfolio, .90%; and Capital Growth Portfolio, .56%. Additional information may be found under "The Advisers," "The Sub-Advisers" and "The Manager and Shareholder Servicing Agent."

EXAMPLE                                                                  Class A

------------------------------------------------------------------------------
                                                  1 YR.  3 YRS. 5 YRS. 10 YRS.
                                                  ------ ------ ------ -------
An investor in a Portfolio would pay the follow-
ing expenses on a $1,000 investment assuming
(1) 5% annual return and (2) redemption at the
end of each time period:
 Large Cap Value Portfolio                        $ 4.00 $26.00 $46.00 $101.00
 Large Cap Growth Portfolio                       $ 9.00 $27.00 $47.00 $105.00
 Small Cap Value Portfolio                        $11.00 $35.00 $61.00 $134.00
 Small Cap Growth Portfolio                       $11.00 $35.00 $61.00 $134.00
 Mid-Cap Portfolio                                $ 8.00 $25.00 $43.00 $ 95.00
 Capital Appreciation Portfolio                   $ 9.00 $27.00 $47.00 $104.00
 Equity Income Portfolio                          $ 8.00 $26.00 $46.00 $101.00
 Balanced Portfolio                               $ 8.00 $24.00 $42.00 $ 93.00
 Capital Growth Portfolio                         $ 0.00 $ 0.00 $ 0.00 $  0.00
------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Class A shares of the Portfolios. The information set forth in the foregoing table and example relates only to each Portfolio's Class A shares. Certain Portfolios also offer Class D shares, which are subject to the same expenses except that Class D shares bear different distribution costs and additional transfer agent costs and sales loads. A person who purchases shares through a financial institution may be charged separate fees by that institution. Additional information may be found under "The Manager and Shareholder Servicing Agent," "The Advisers," "The Sub-Advisers" and "Distribution."

Long-term shareholders may eventually pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by the Rules of Fair Practice (the "Rules") of the National Association of Securities Dealers, Inc. ("NASD").

FINANCIAL HIGHLIGHTS ___________________________________________________________

The following information has been audited by Price Waterhouse LLP, the Trust's independent accountants, as indicated in their report dated November 10, 1995 on the Trust's financial statements as of September 30, 1995 included in the Trust's Statement of Additional Information under "Financial Statements." Additional performance information is set forth in the 1995 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-342-5734. This table should be read in conjunction with the Trust's financial statements and notes thereto.

FOR A CLASS A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                                   Ratio of Net
                                                          Distributions                                             Investment
         Net Asset    Net     Net Realized and Dividends      from                                       Ratio of     Income
           Value   Investment    Unrealized     from Net    Realized    Net Asset           Net Assets   Expenses     (Loss)
         Beginning   Income    Gains (Losses)  Investment    Capital    Value End  Total      End of    to Average  to Average
         of Period   (Loss)    on Securities     Income       Gains     of Period  Return  Period (000) Net Assets  Net Assets
-------------------------------------------------------------------------------------------------------------------------------
---------------------------------
LARGE CAP VALUE PORTFOLIO(A)
---------------------------------
CLASS A
 1995     $10.71     $ 0.33        $ 2.44        $(0.33)     $(0.15)     $13.00     26.83%   $331,692     0.76%        2.92%
 1994      11.54       0.28         (0.46)        (0.27)      (0.38)      10.71    (1.64)%    133,178     0.75%        2.51%
 1993      12.49       0.31          0.22         (0.33)      (1.15)      11.54      4.35%    205,157     0.75%        2.64%
 1992      12.05       0.34          0.71         (0.33)      (0.28)      12.49      9.17%    242,065     0.75%        2.79%
 1991       9.30       0.35          2.92         (0.35)      (0.17)      12.05     35.95%    187,876     0.75%        3.11%
 1990      11.75       0.33         (2.16)        (0.38)      (0.24)       9.30   (16.42)%    119,763     0.75%        3.05%
 1989       9.45       0.33          2.24         (0.27)        --        11.75   (27.58)%    111,810     0.76%        3.31%
 1988      10.99       0.30         (1.52)        (0.31)      (0.01)       9.45   (10.88)%     44,841     0.75%        3.37%
 1987(1)   10.00       0.12          0.96         (0.09)        --        10.99     24.28%     39,234     0.74%        2.82%
--------------------------------
LARGE CAP GROWTH PORTFOLIO
--------------------------------
 1995(2)  $10.00     $ 0.11        $ 2.72        $(0.08)     $  --       $12.75     37.90%   $297,377     0.85%        1.15%
--------------------------------
SMALL CAP VALUE PORTFOLIO
--------------------------------
 1995(3)  $10.00     $ 0.03        $ 2.19        $(0.03)     $  --       $12.19     29.38%   $102,975     1.10%        0.26%
--------------------------------
SMALL CAP GROWTH PORTFOLIO
--------------------------------
CLASS A
 1995     $14.04     $(0.14)       $ 5.98        $  --       $  --       $19.88     41.65%   $310,238     1.10%      (0.60)%
 1994      14.67      (0.05)         0.07           --        (0.65)      14.04      0.23%    300,296     1.01%      (0.51)%
 1993      10.65      (0.02)         4.05         (0.01)        --        14.67     37.81%    193,816     0.97%      (0.25)%
 1992(4)   10.00       0.02          0.65         (0.02)        --        10.65     15.07%     36,191     0.97%        0.49%
--------------------
MID-CAP PORTFOLIO
--------------------
CLASS A
 1995     $10.89     $ 0.01        $ 2.14        $  --       $  --       $13.04     19.78%   $ 27,898     0.94%        0.04%
 1994      12.10       0.01         (0.98)        (0.01)      (0.23)     $10.89    (8.10)%    108,002     0.93%        0.03%
 1993(5)   10.00       0.01          2.10         (0.01)        --        12.10     34.06%     57,669     0.90%        0.26%
-----------------------------------
CAPITAL APPRECIATION PORTFOLIO
-----------------------------------
CLASS A
 1995     $15.18     $ 0.22        $ 2.42        $(0.23)     $(0.89)     $16.70     19.03%   $310,693     0.84%        1.39%
 1994      16.36       0.24         (0.22)        (0.25)      (0.95)      15.18    (0.11)%    729,100     0.79%        1.45%
 1993      15.09       0.32          1.68         (0.30)      (0.43)      16.36     13.50%    776,745     0.75%        2.06%
 1992      14.15       0.30          1.23         (0.30)      (0.29)      15.09     11.03%    536,028     0.75%        2.12%
 1991      11.21       0.41          3.06         (0.40)      (0.13)      14.15     31.69%    248,440     0.75%        3.10%
 1990      13.29       0.35         (1.01)        (0.39)      (1.03)      11.21    (5.75)%     47,250     0.75%        2.95%
 1989      10.06       0.31          3.34         (0.28)      (0.14)      13.29     37.43%     47,250     0.76%        2.98%
 1988(6)   10.00       0.16          0.03         (0.13)        --        10.06      3.34%     17,848     0.76%        3.17%

                    Ratio of Net
          Ratio of   Investment
          Expenses  Income (Loss)
         to Average  to Average
         Net Assets  Net Assets   Portfolio
         (Excluding  (Excluding   Turnover
          Waivers)    Waivers)      Rate
-----------------------------------------------
---------------------------------
LARGE CAP VALUE PORTFOLIO(A)
---------------------------------
CLASS A
 1995      0.82%         2.86%       99%
 1994      0.75%         2.51%       67%
 1993      0.76%         2.63%       96%
 1992      0.80%         2.74%       17%
 1991      0.83%         3.03%       25%
 1990      0.98%         2.82%       28%
 1989      1.26%         2.81%       29%
 1988      1.33%         2.79%       44%
 1987(1)   1.14%         2.42%        7%
---------------------------------
--------------------------------
LARGE CAP GROWTH PORTFOLIO
--------------------------------
 1995(2)   0.89%         1.11%       44%
---------------------------------
SMALL CAP VALUE PORTFOLIO
--------------------------------
 1995(3)   1.12%         0.24%       64%
-------------------------------
SMALL CAP GROWTH PORTFOLIO
-------------------------------
CLASS A
 1995      1.13%       (0.63)%      113%
 1994      1.11%       (0.61)%       97%
 1993      1.14%       (0.42)%       85%
 1992(4)   1.29%         0.17%       33%
--------------------
MID-CAP PORTFOLIO
--------------------
CLASS A
 1995      1.09%       (0.11)%      108%
 1994      1.06%       (0.10)%       89%
 1993(5)   1.12%         0.04%       87%
-----------------------------------
CAPITAL APPRECIATION PORTFOLIO
-----------------------------------
CLASS A
 1995      0.89%         1.34%      107%
 1994      0.84%         1.40%      109%
 1993      0.84%         1.97%      119%
 1992      0.88%         1.99%       84%
 1991      0.94%         2.91%       83%
 1990      1.04%         2.66%       96%
 1989      1.50%         2.24%      122%
 1988(6)   1.14%         2.79%       87%

FINANCIAL HIGHLIGHTS (CONTINUED) _______________________________________________

FOR A CLASS A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                          Distributions                                            Ratio of Net
         Net Asset    Net     Net Realized and Dividends      from                                       Ratio of   Investment
           Value   Investment    Unrealized     from Net    Realized    Net Asset           Net Assets   Expenses  Income (Loss)
         Beginning   Income    Gains (Losses)  Investment    Capital    Value End  Total      End of    to Average  to Average
         of Period   (Loss)    on Securities     Income       Gains     of Period  Return  Period (000) Net Assets  Net Assets
--------------------------------------------------------------------------------------------------------------------------------
----------------------------
EQUITY INCOME PORTFOLIO
----------------------------
CLASS A
 1995     $14.06     $0.55         $2.48         $(0.55)     $(0.47)     $16.07     23.00%   $250,609     0.82%        3.72%
 1994      15.00      0.51         (0.38)         (0.50)      (0.57)      14.06      1.05%    418,207     0.78%        3.68%
 1993      13.33      0.54          1.75          (0.51)      (0.08)      15.00     17.34%    337,939     0.75%        3.73%
 1992      12.36      0.52          1.05          (0.52)      (0.08)      13.33     13.03%    178,756     0.75%        4.15%
 1991      10.09      0.57          2.54          (0.60)      (0.24)      12.36     32.05%     93,552     0.75%        4.99%
 1990      12.82      0.62         (2.41)         (0.66)      (0.28)      10.09   (15.02)%     54,193     0.75%        5.63%
 1989      10.37      0.49          2.40          (0.42)      (0.02)      12.82     28.53%     30,865     0.76%        5.03%
 1988(7)   10.00      0.10          0.34          (0.07)        --        10.37     13.49%      2,910     1.04%        4.74%
----------------------
BALANCED PORTFOLIO
----------------------
CLASS A
 1995     $11.52     $0.34         $1.34         $(0.34)     $(0.10)     $12.76     15.05%   $ 70,464     0.75%        2.92%
 1994      12.24      0.23         (0.62)         (0.22)      (0.11)      11.52    (3.25)%     65,480     0.75%        2.05%
 1993      11.35      0.25          1.29          (0.26)      (0.39)      12.24     14.49%     33,807     0.75%        2.24%
 1992      10.70      0.52          0.73          (0.53)      (0.07)      11.35     11.64%      5,974     0.75%        4.83%
 1991       9.77      0.65          0.96          (0.68)        --        10.70     15.96%      2,174     0.75%        5.68%
 1990(8)   10.00      0.07         (0.30)           --          --         9.77   (15.56)%        459     0.76%        5.66%
----------------------------
CAPITAL GROWTH PORTFOLIO
----------------------------
CLASS A
 1995     $11.55     $0.22         $2.05         $(0.21)     $(1.53)     $12.08     23.96%   $111,272     0.00%        1.97%
 1994      13.94      0.20         (0.04)         (0.20)      (2.35)      11.55      1.51%    132,962     0.00%        1.61%
 1993      12.50      0.21          2.66          (0.21)      (1.22)      13.94     24.40%    203,001     0.00%        1.63%
 1992      11.51      0.55          1.81          (0.57)      (0.80)      12.50     18.87%    170,829     0.00%        1.78%
 1991       8.38      0.26          3.16          (0.25)      (0.04)      11.51     43.00%    123,057     0.00%        2.60%
 1990(9)   10.00      0.26         (1.65)         (0.23)        --         8.38   (19.27)%     76,876     0.00%        3.73%

                    Ratio of Net
          Ratio of   Investment
          Expenses  Income (Loss)
         to Average  to Average
         Net Assets  Net Assets   Portfolio
         (Excluding  (Excluding   Turnover
          Waivers)    Waivers)      Rate
-----------------------------------------------
----------------------------
EQUITY INCOME PORTFOLIO
----------------------------
CLASS A
 1995      0.88%        3.66%        47%
 1994      0.84%        3.62%        28%
 1993      0.85%        3.63%        39%
 1992      0.87%        4.03%        18%
 1991      0.86%        4.88%        42%
 1990      1.02%        5.36%        33%
 1989      2.62%        3.17%        11%
 1988(7)   1.18%        4.60%         5%
----------------------
BALANCED PORTFOLIO
----------------------
CLASS A
 1995      0.90%        2.77%       159%
 1994      0.91%        1.89%       149%
 1993      0.94%        2.05%       109%
 1992      1.12%        4.46%       101%
 1991      2.54%        3.89%        19%
 1990(8)   3.23%        3.19%         0%
----------------------------
CAPITAL GROWTH PORTFOLIO
----------------------------
CLASS A
 1995      0.56%        1.41%        40%
 1994      0.54%        1.07%        81%
 1993      0.54%        1.09%       120%
 1992      0.55%        1.23%       111%
 1991      0.59%        2.01%       135%
 1990(9)   0.48%        3.25%        99%

  * Sales load is not reflected in total return.

(1) Large Cap Value Class A shares were offered beginning April 20, 1987. All ratios including total return for that period have been annualized.

(2) Large Cap Growth Class A shares were offered beginning December 20, 1994. All ratios including total return for that period have been annualized.

(3) Small Cap Value Class A shares were offered beginning December 20, 1994. All ratios including total return for that period have been annualized.

(4) Small Cap Growth Class A shares were offered beginning April 20, 1992. All ratios including total return for that period have been annualized.

(5) Mid-Cap Portfolio Class A shares were offered beginning February 16, 1993. All ratios including total return for that period have been annualized.

(6) Capital Appreciation Class A shares were offered beginning March 1, 1988. All ratios including total return for that period have been annualized.

(7) Equity Income Class A shares were offered beginning June 2, 1988. All ratios including total return for that period have been annualized.

(8) Balanced Class A shares were offered beginning September 6, 1992. All ratios including total return for that period have been annualized.

(9) Capital Growth Class A shares were offered beginning January 4, 1990. All ratios including total return for that period have been annualized.

(a) During the year ended September 30, 1995, the Value Portfolio changed its name to the Large Cap Value Portfolio.

THE TRUST ______________________________________________________________________

SEI INSTITUTIONAL MANAGED TRUST (the "Trust") is an open-end investment management company that offers units of beneficial interest ("shares") in separate diversified and non-diversified portfolios. Certain portfolios have two separate classes of shares, Class A and Class D, which provide for variations in distribution and transfer agent costs, sales charges, voting rights and dividends. This prospectus offers Class A shares of the Trust's Large Cap Value, Large Cap Growth, Small Cap Value, Small Cap Growth, Mid-Cap, Capital Appreciation, Equity Income, Balanced and Capital Growth Portfolios (each, a "Portfolio," and together, the "Portfolios"). The investment advisers and investment sub-advisers to the Portfolios are referred to collectively as the "advisers." Additional information pertaining to the Trust may be obtained in writing from SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087-1658, or by calling 1-800-342-5734.

INVESTMENT
OBJECTIVES AND
POLICIES _______________________________________________________________________

LARGE CAP VALUE   The investment objective of the Large Cap Value Portfolio is
PORTFOLIO         long-term growth of capital and income. There can be no
                  assurance that the Portfolio will achieve its investment objective.

                     Under normal conditions, the Portfolio will invest at
                  least 65% of its total assets in a diversified portfolio of high quality, income producing common stocks of large companies (i.e., companies with market capitalizations of at least $1 billion) which, in the advisers' opinion, are undervalued in the marketplace at the time of purchase. In general, the advisers characterize high quality securities as those that have above-average reinvestment rates. The advisers also consider other factors, such as earnings and dividend growth prospects as well as industry outlook and market share. Any remaining assets may be invested in investment grade bonds. Debt securities rated BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") lack outstanding investment characteristics, and have speculative characteristics as well.

                     In order to meet liquidity needs, or for temporary
                  defensive purposes, the Portfolio may invest up to 100% of its assets in cash and money market securities. Money market securities must be rated in one of the top two rating categories by a nationally recognized statistical rating organization ("NRSRO"), or if not rated, determined to be of comparable quality by the Portfolio's advisers. To the extent the Portfolio is engaged in temporary defensive investments, the Portfolio will not be pursuing its investment objective.
                     The Portfolio's investment adviser is SEI Financial
                  Management Corporation and its investment sub-advisers are LSV Asset Management, Mellon Equity Associates and Merus Capital Management.


LARGE CAP         The investment objective of the Large Cap Growth Portfolio
GROWTH            is capital appreciation. There can be no assurance that the
PORTFOLIO         Portfolio will achieve its investment objective.
                     Under normal conditions, the Portfolio will invest at
                  least 65% of its total assets in equity securities of large companies (i.e., companies with market capitalizations of more than $1 billion) which, in the advisers' opinion, possess significant growth potential. Any remaining assets may be invested in fixed income securities or in equity securities of smaller companies that the Portfolio's advisers believe are appropriate in light of the Portfolio's objective.
                  Equity securities include common stock, preferred stock, warrants or rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock. Fixed income securities must be rated investment grade or better, i.e., rated at least
                  BBB by S&P or Baa by Moody's. Debt securities rated BBB or Baa lack outstanding investment characteristics, and have speculative characteristics as well.

                     In order to meet liquidity needs, or for temporary
                  defensive purposes, the Portfolio may invest up to 100% of its assets in cash and money market securities. Money market securities must be rated in one of the top two rating categories by an NRSRO or, if not rated, determined to be of comparable quality by the Portfolio's advisers. To the extent the Portfolio is engaged in temporary defensive investments, the Portfolio will not be pursuing its investment objective.

                     The Portfolio's investment adviser is SEI Financial
                  Management Corporation and its investment sub-advisers are Alliance Capital Management L.P. and IDS Advisory Group Inc.


SMALL CAP VALUE   The investment objective of the Small Cap Value Portfolio is
PORTFOLIO         capital appreciation. There can be no assurance that the
                  Portfolio will achieve its investment objective.

                     Under normal market conditions, the Portfolio will invest
                  at least 65% of its total assets in the equity securities of smaller companies (i.e., companies with market capitalizations of less than $1 billion) which, in the advisers' opinion, have prices that appear low relative to certain fundamental characteristics such as earnings, book value, or return on equity. Any remaining assets may be invested in fixed income securities or equity securities of larger, more established companies that the Portfolio's advisers believe are appropriate in light of the Portfolio's objective. Equity securities include common stock, preferred stock, warrants and rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock. Fixed income securities must be rated investment grade or better, i.e., rated at least BBB by S&P or Baa by Moody's. Debt securities rated BBB or Baa lack outstanding investment characteristics, and have speculative characteristics as well.

                     In order to meet liquidity needs, or for temporary
                  defensive purposes, the Portfolio may invest up to 100% of its assets in cash and money market securities. Money market securities must be rated in one of the two top rating categories by an NRSRO or, if not rated, determined to be of comparable quality by the Portfolio's advisers. To the extent the Portfolio is engaged in temporary defensive investments, the Portfolio will not be pursuing its investment objective.

                     The Portfolio's annual turnover rate may exceed 100%.
                  Such a turnover rate may result in higher transaction costs and may result in additional taxes for shareholders. See "Taxes."

                     The Portfolio's investment adviser is SEI Financial
                  Management Corporation and its investment sub-advisers are 1838 Investment Advisors, L.P. and Boston Partners Asset Management, L.P.


SMALL CAP         The investment objective of the Small Cap Growth Portfolio
GROWTH            is to provide long-term capital appreciation by investing
PORTFOLIO         primarily in equity securities of smaller companies. There can be no assurance that the Portfolio will achieve its investment objective.

                     Under normal market conditions, the Portfolio will invest
                  at least 65% of its total assets in the equity securities of smaller growth companies (i.e., companies with market capitalizations less than $1 billion) which, in the advisers' opinion, are in an early stage or transitional point in their development and have demonstrated or have the potential for above average capital growth. The advisers will select companies that have the potential to gain market share in their industry, achieve and maintain high and consistent profitability or produce increases in earnings. The advisers also seek companies with strong company management and superior fundamental strength. Small capitalization companies have the potential to show earnings growth over time that is well above the growth rate of the overall economy. Any remaining assets may be invested in the equity securities of more established companies that the advisers believe may offer strong capital appreciation potential due to their relative market position, anticipated earnings growth, changes in management or other similar opportunities. Equity securities include common stock, preferred stock, warrants and rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock.

                     In order to meet liquidity needs, or for temporary
                  defensive purposes, the Portfolio may invest all or a portion of its assets in common stocks of larger, more established companies, fixed income securities, cash or money market securities. Fixed income securities will only be purchased if they are rated investment grade or better. Investment grade bonds include securities rated at least BBB by S&P or Baa by Moody's. Debt securities rated BBB or Baa lack outstanding investment characteristics, and have speculative characteristics as well. Money market securities will only be purchased if they have been given one of the two top ratings by an NRSRO, or if not rated, determined to be of comparable quality by the Portfolio's advisers. To the extent the Portfolio is engaged in temporary defensive investments, the Portfolio will not be pursuing its investment objective.

                     The Portfolio's annual turnover rate may exceed 100%.
                  Such a turnover rate may result in higher transaction costs and may result in additional taxes for shareholders. See "Taxes."

                     The Portfolio's investment adviser is SEI Financial
                  Management Corporation and its investment sub-advisers are Nicholas-Applegate Capital Management, Inc. (a Limited Partnership), Pilgrim Baxter & Associates, Ltd., Apodaca-Johnston Capital Management, Inc. and Wall Street Associates.

MID-CAP           The investment objective of the Mid-Cap Portfolio (formerly,
PORTFOLIO         the Mid-Cap Growth Portfolio) is to provide long-term
                  capital appreciation by investing primarily in equity securities of medium-sized companies. There can be no assurance that the Portfolio will achieve its investment objective.

                     Under normal market conditions, the Portfolio will invest
                  at least 65% of its total assets in equity securities of medium-sized companies (i.e., companies with market capitalizations of $500 million to $5 billion). Such companies are typically well established but have not reached full maturity and may offer significant growth potential. The advisers will seek to identify companies which, in their opinion, will experience accelerating earnings, increased institutional ownership or strong price appreciation relative to their industries and broad market averages.
                     All of the equity securities in which the Portfolio
                  invests are traded on registered exchanges or on the over-the-counter market in the United States. Equity securities include common stock, warrants and rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock.

                     Any remaining assets may be invested in equity securities
                  of larger, more established companies, fixed income securities or money market securities. Fixed income securities will only be purchased if they are rated investment grade or better at time of purchase. Investment grade bonds include securities rated at least BBB by S&P or Baa by Moody's. Debt securities rated BBB or Baa lack outstanding investment characteristics, and have speculative characteristics as well. Money market securities, certificates of deposit, banker's acceptances and commercial paper will only be purchased if they have been given one of the two top ratings by an NRSRO, or if not rated, determined to be of comparable quality by the advisers. For temporary defensive purposes, when the advisers determine that market conditions warrant, the Portfolio may invest all or a portion of its assets in equity securities of larger companies, fixed income securities, cash or money market instruments. To the extent the Portfolio is engaged in temporary defensive investments, the Portfolio will not be pursing its investment objective.

                     The Portfolio's annual turnover rate may exceed 100%.
                  Such a turnover rate may result in higher transaction costs and may result in additional taxes for shareholders. See "Taxes."

                     The Portfolio's investment adviser is SEI Financial
                  Management Corporation and its investment sub-adviser is Martingale Asset Management, L.P.


CAPITAL           The investment objective of the Capital Appreciation
APPRECIATION      Portfolio is capital appreciation. There can be no assurance
PORTFOLIO         that the Portfolio will achieve its investment objective.

                     Under normal conditions, at least 65% of the Portfolio
                  will be invested in a diversified portfolio of common stocks (and securities convertible into common stock) which, in the advisers' opinion, are undervalued in the marketplace at the time of purchase. Dividend income is an incidental consideration compared to growth of capital. In selecting securities for the Portfolio, the advisers will evaluate factors they believe are likely to affect long-term capital appreciation such as the issuer's background, industry position, historical returns on equity and experience and qualifications of the management team. The advisers will rotate the Portfolio holdings between various market sectors based on economic analysis of the overall business cycle.

                     Any remaining assets may be invested in investment grade
                  bonds. Debt securities

                  rated BBB or Baa lack outstanding investment characteristics, and have speculative characteristics as well.

                     The Portfolio's annual turnover rate may exceed 100%.
                  Such a turnover rate may result in higher transaction costs and may result in additional taxes for shareholders. See "Taxes."

                     The Portfolio's investment adviser is SEI Financial
                  Management Corporation and its investment sub-adviser is STI Capital Management, N.A.

EQUITY INCOME     The investment objective of the Equity Income Portfolio is
PORTFOLIO         to provide current income and, as a secondary objective,
                  moderate capital appreciation. There can be no assurance that the Portfolio will achieve its investment objective.

                     Under normal conditions, at least 65% of the Portfolio
                  will be invested in a diversified portfolio of common stocks. The investment approach employed by the advisers emphasizes income producing common stocks which, in general, have above-average dividend yields relative to the stock market as measured by the Standard and Poor's 500 Index ("S&P 500 Index").

                     Any remaining assets may be invested in investment grade
                  bonds. Debt securities rated BBB or Baa lack outstanding investment characteristics, and have speculative characteristics as well.

                     In order to meet liquidity needs, or for temporary
                  defensive purposes, the Portfolio may invest up to 100% of its assets in cash and money market securities. Money market securities must be rated in one of the top two rating categories by an NRSRO, or if not rated, determined to be of comparable quality by the Portfolio's advisers. To the extent the Portfolio is engaged in temporary defensive investments, the Portfolio will not be pursuing its investment objective.

                     The Portfolio's investment adviser is SEI Financial
                  Management Corporation and its investment sub-adviser is Merus Capital Management.

BALANCED          The investment objective of the Balanced Portfolio is total
PORTFOLIO         return consistent with the preservation of capital. There
                  can be no assurance that the Portfolio will achieve its investment objective.
                     The Portfolio invests in a combination of undervalued
                  common stocks and fixed income securities. The Portfolio seeks strong total return in all market conditions, with a special emphasis on minimizing interim declines during falling equity markets. The Portfolio primarily invests in large capitalization equity securities, intermediate-maturity fixed income securities and money market instruments.

                     The average maturity of the fixed income securities in
                  the Portfolio will, under normal circumstances, be approximately five years, although this will vary with changing market conditions.

                     In order to meet liquidity needs, or for temporary
                  defensive purposes, the Portfolio may invest up to 100% of its assets in cash and money market securities. Money market securities must be rated in one of the top two rating categories by an NRSRO, or if not rated, determined to be of comparable quality by the Portfolio's advisers. To the extent the Portfolio is engaged in temporary defensive investments, the Portfolio will not be pursuing its investment objective.

                     The Portfolio's investment adviser is SEI Financial
                  Management Corporation and its investment sub-adviser is STI Capital Management, N.A.


CAPITAL GROWTH    The investment objective of the Capital Growth Portfolio is
PORTFOLIO         capital appreciation. As a secondary investment objective, the Portfolio will also seek to realize current income.
                  There can be no assurance that the Portfolio will achieve its investment objective.

                     Under normal market conditions the Portfolio will invest
                  at least 65% of its total assets in a diversified portfolio of common stocks of small companies and securities that are convertible into common stocks that are deemed by the adviser to offer favorable prospects for growth in market value. These companies will generally have a market capitalization of no higher than $1.5 billion.

                     Convertible bonds and convertible preferred stock are
                  securities that have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stocks. As a result, the selection of a convertible security is based to a greater extent on the potential for capital appreciation which may exist in the underlying common stocks. The Portfolio will invest in convertible securities that are rated at least CCC by S&P or Caa by Moody's or, if not rated, determined by the advisers to be of comparable quality. However, the Portfolio may invest only up to 5% of its net assets in convertible securities that are rated, at time of purchase, below BBB by S&P or Baa by Moody's or, if unrated, determined by the advisers to be of comparable quality. Such securities are considered by S&P and Moody's to be of poor standing and they may be in default or present elements of danger to the repayment of principal and interest. Securities rated BBB may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

                     Any remaining assets may be invested for income purposes
                  in bonds rated, at time of purchase, A or better by S&P or Moody's or, if not rated, determined by the advisers to be of equal quality.

                     In order to meet liquidity needs, or for temporary
                  defensive purposes, the Portfolio may invest up to 100% of its assets in cash and money market securities. Money market securities must be rated in one of the top two rating categories by an NRSRO, or if not rated, determined to be of comparable quality by the Portfolio's advisers. To the extent the Portfolio is engaged in temporary defensive investments, the Portfolio will not be pursuing its investment objective.
                     As a result of its investment strategies, the Portfolio's
                  annual portfolio turnover rate is expected to be over 100%. A high turnover rate may result in higher transaction costs and may result in additional taxes for shareholders. See "Taxes."

                     The Portfolio's investment adviser is STI Capital
                  Management, N.A.

GENERAL INVESTMENT
POLICIES _______________________________________________________________________

Borrowing         Each Portfolio may borrow money. Interest paid on such
                  borrowings will reduce a Portfolio's income. A Portfolio will not purchase securities while its borrowings exceed 5% of its total assets.

Common Stocks     Each Portfolio will invest in common stocks; provided
                  however, that the Large Cap Value, Small Cap Growth, Capital
                  Appreciation, Equity Income and Capital Growth Portfolios may only invest in such securities if they are listed on registered exchanges or actively traded in the over-the-counter market.

Investment        Each Portfolio may purchase investment company securities,
Company           which will result in the layering of expenses. There are
Securities        legal limits on the amount of such securities that may be
                  acquired by a Portfolio.


Options and       Each Portfolio may purchase or write options, futures and
Futures           options on futures. Risks associated with investing in
                  options and futures may include lack of a liquid secondary market, trading restrictions which may be imposed by an exchange and government regulations which may restrict trading.

Securities        Each Portfolio may lend assets to qualified investors for
Lending           the purpose of realizing additional income.


U.S. Dollar       The Large Cap Value, Large Cap Growth, Small Cap Value,
Denominated       Capital Appreciation, Equity Income, Balanced and Capital
Securities of     Growth Portfolios may invest in U.S. dollar denominated
Foreign Issuers   securities of foreign issuers, including American Depositary
                  Receipts, that are traded on registered exchanges or listed on NASDAQ.

U.S. Treasury     The Large Cap Value, Capital Appreciation, Equity Income,
Receipts          Capital Growth Portfolios may invest in receipts involving
                  U.S. Treasury obligations.

When-Issued and   Each Portfolio may invest in when-issued and delayed
Delayed-          delivery securities.
Delivery
Securities

                     For additional information regarding the Portfolios'
                  permitted investments, see "Risk Factors" and "Description of Permitted Investments and Risk Factors" in this Prospectus and "Description of Permitted Investments" in the Statement of Additional Information. For a description of the above ratings, see "Description of Ratings" in the Statement of Additional Information.

RISK FACTORS_______________________________________________________________

Equity            Investments in equity securities in general are subject to
Securities        market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Portfolio invests will cause the net asset value of the Portfolio to fluctuate.

Fixed Income      The market value of a Portfolio's fixed income investments
Securities        will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Changes by an NRSRO in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments.
                  Changes in the value of a Portfolio's securities will not affect cash income derived from these securities but will affect the Portfolio's net asset value.

                     Securities rated BBB or Baa by an NRSRO (investment grade
                  bonds) are deemed by these rating services to have speculative characteristics.

                     Securities held by a Portfolio that are guaranteed by the
                  U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of a Portfolio's shares.

Mortgage-         Mortgage-backed securities are subject to prepayment of the
BackedSecurities  underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying these securities can be expected to accelerate. When the mortgaged-backed securities held by a Portfolio are prepaid, the Portfolio must reinvest the proceeds in securities the yield of which reflects prevailing interest rates, which may be lower than the prepaid security.

INVESTMENT
LIMITATIONS ____________________________________________________________________

                  The investment objective and investment limitations are fundamental policies of the Portfolios. Fundamental policies cannot be changed with respect to the Trust or a Portfolio without the consent of the holders of a majority of the Trust's or that Portfolio's outstanding shares.

                  No Portfolio may:

                  1. With respect to 75% of its assets, (i) purchase the
                     securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

                  2. Purchase any securities which would cause more than 25%
                     of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

                  The foregoing percentage limitations will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Trust's Statement of Additional Information.

THE MANAGER
AND SHAREHOLDER
SERVICING AGENT _____________________________________________________________


                  SEI Financial Management Corporation ("SFM") provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and acts as dividend disbursing agent and shareholder servicing agent. In addition, SFM also serves as transfer agent (the "Transfer Agent") to the Class A shares of the Trust.

                     For its management services, SFM is entitled to a fee
                  which is calculated daily and paid monthly at an annual rate of (i) .50% of the average daily net assets of the Capital Growth Portfolio; and (ii) of .35% of the average daily net assets of the Large Cap Value, Large Cap Growth, Small Cap Value, Small Cap Growth, Mid-Cap, Capital Appreciation, Equity Income and Balanced Portfolios. SFM may waive all or a portion of its fee in order to limit the operating expenses of a Portfolio. Any such waivers are voluntary and may be terminated at any time in SFM's sole discretion.

                     For the fiscal year ended September 30, 1995, the
                  Portfolios paid SFM the following management fees (based on each Portfolio's average daily net assets after fee waivers): Large Cap Value Portfolio, .32%; Large Cap Growth, .35%; Small Cap Value, .34%; Small Cap Growth Portfolio, .44%; Capital Appreciation Portfolio, .43%; Equity Income Portfolio, .41%; Balanced Portfolio, .31%; Mid-Cap Portfolio, .35%; and Capital Growth Portfolio, .00%.

MULTI-MANAGER DIVERSIFICATION _____________________________________________

                  SFM and STI Capital Management, N.A. serve as investment advisers (each, an "Adviser," and together, the "Advisers") to the Portfolios. Within each Portfolio for which SFM acts as the Adviser, one or more investment sub-advisers (each, a "Sub-Adviser," and together, the "Sub-Advisers") are utilized to select that Portfolio's investments. These Sub-Advisers specialize in the distinct investment style or styles that each Portfolio is designed to capture.

                     The Advisers have general oversight responsibility for
                  the investment advisory services provided to their respective Portfolios, including formulating the Portfolio's investment policies and analyzing economic trends affecting the Portfolio. In addition, SFM, where it is the Adviser to a Portfolio, is responsible for (i) managing the allocation of assets among the Portfolio's Sub-Advisers, (ii) directing and evaluating the investment services provided by the Sub-Advisers, including their adherence to the Portfolio's investment objective and policies and the Portfolio's investment performance, and (iii) managing the cash portion of the Portfolio's assets. In accordance with each Portfolio's investment objective and policies, and under the supervision of the Adviser and the Trust's Board of Trustees, each Sub-Adviser and certain Advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of a Portfolio. The Advisers and Sub-Advisers are authorized to make investment decisions for the Portfolios and place orders on behalf of the Portfolios to effect the investment decisions made. The Board of Trustees will retain, in its discretion, the authority to increase or decrease the assets assigned to each adviser.

                     In addition, SFM monitors the compliance of each adviser
                  with regulatory and tax regulations, such as portfolio concentration and diversification. For the most part compliance with these requirements by each adviser with respect to its portion of a Portfolio will assure compliance by the Portfolio as a whole. In addition, SFM monitors positions taken by each adviser and will notify advisers of any developing situations to help ensure that investments do not run afoul of the short-short test or the wash sale rules. To the extent that having multiple advisers responsible for investing separate portions of a Portfolio's assets creates the need for coordination among the advisers, there is an increased risk that the Portfolio will not comply with these regulatory and tax requirements.
                     It is possible that different advisers for the same
                  Portfolio could take opposite actions within a short period of time with respect to a particular security. For example, one adviser could buy a security for the Portfolio and shortly thereafter another adviser could sell the same security from the portion of the Portfolio allocated to it. If in these circumstances the securities could be transferred from one adviser's portion of the Portfolio to another, the Portfolio could avoid transaction costs and could avoid creating possible wash sales and short-short gains under the Internal Revenue Code of 1986, as amended (the "Code"). Such transfers are not practicable but the advisers and SFM do not believe that there will be material adverse effects on a Portfolio as a result. First, it does not appear likely that there will be substantial overlap in the securities acquired for a Portfolio by the various advisers. Moreover, the advisers would probably only rarely engage in the types of offsetting transactions described above, especially within a short time period. Therefore, it is a matter of speculation whether offsetting transactions would result in any significant increases in transaction costs or have significant tax consequences. With respect to the latter, SFM and the advisers have established procedures with respect to the short-short test which are designed to prevent realization of short-short gains in excess of Code limits. It is true that wash sales could occur in spite of the efforts of SFM, but the Board of Trustees believes that the benefits of using multi-managers outweighs the consequences of any wash sales.

                     SFM is currently seeking an exemptive order from the
                  Securities and Exchange Commission (the "SEC") that would permit SFM, with the approval of the Trust's Board of Trustees, to retain sub-advisers for a Portfolio without submitting the sub-advisory agreement to a vote of the Portfolio's shareholders. If granted, the exemptive relief will permit the non-disclosure of amounts payable by SFM under such sub-advisory agreements. The Trust will notify shareholders in the event of any change in the identity of the sub-adviser for a Portfolio. Until or unless this exemptive order is granted, if one of the advisers is terminated or departs from a Portfolio with multiple advisers, the Portfolio will handle such termination or departure in one of two ways. First, the Portfolio may propose that a new adviser be appointed to manage that portion of the Portfolio's assets managed by the departing adviser. In this case, the Portfolio would be required to submit to the vote of the Portfolio's shareholders the approval of a investment advisory contract with the new adviser. In the alternative, the Portfolio may decide to allocate the departing adviser's assets among the remaining advisers. This allocation would not require new investment advisory contracts with the remaining advisers, and consequently no shareholder approval would be necessary.



THE ADVISERS_______________________________________________________________

SEI FINANCIAL     SFM serves as investment adviser for the Large Cap Value,
MANAGEMENT        Large Cap Growth, Small Cap Value, Small Cap Growth, Mid-
CORPORATION       Cap, Capital Appreciation, Equity Income and Balanced
                  Portfolios. SFM is a wholly-owned subsidiary of SEI
                  Corporation ("SEI"), a financial services company located in
                  Wayne, PA. The principal business address of SFM is 680 East
                  Swedesford Road, Wayne, PA 19087-1658. SEI was founded in
                  1968 and is a leading provider of investment solutions to
                  banks, institutional investors, investment advisers, and
                  insurance companies. Affiliates of SFM have provided
                  consulting advice to institutional investors for more than
                  20 years, including advice regarding selection and
                  evaluation of investment advisers. SFM currently serves as manager or administrator to more than 26 investment
                  companies, including more than 220 portfolios, which
                  investment companies have more than $   billion in assets as
                  of September 30, 1995.

                     For these advisory services, SFM is entitled to a fee,
                  which is calculated daily and paid monthly, at an annual rate of.35% of the Large Cap Value Portfolio's average daily net assets, at an annual rate of .40% of the Large Cap Growth, Mid-Cap, Capital Appreciation, Equity Income and Balanced Portfolios' average daily net assets and annual rate of .65% of Small Cap Value and Small Cap Growth Portfolios' average daily net assets.

STI CAPITAL       STI Capital Management, N.A. ("STI") (formerly, SunBank
MANAGEMENT,       Capital Management, N.A.) serves as investment adviser for
N.A.              the Capital Growth Portfolio. STI was established in 1934
                  and is owned by SunBank, Inc., a wholly-owned subsidiary of Sun Trust Banks, Inc., a bank holding company. As of September 30, 1995, STI had discretionary management authority with respect to approximately $11.4 billion of assets. The principal business address of STI is P.O. Box 3786, Orlando, Florida
                  32802.


                     Thomas Edgar is Senior Vice President of STI since 1990,
                  and has managed the Capital Growth Portfolio since its inception. Prior to joining SunBank, Mr. Edgar served as Senior Vice President of First Union Bank from 1988 to 1990.

                     STI is not paid a fee for providing advisory services to
                  the Capital Growth Portfolio.

                     The Glass-Steagall Act restricts the securities
                  activities of banks such as Sun Trust Banks, Inc., but federal regulatory authorities permit such banks to provide investment advisory and other services to mutual funds. Should this position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.

THE SUB-ADVISERS __________________________________________________________

1838 INVESTMENT   1838 Investment Advisors, L.P. ("1838") serves as Sub-
ADVISORS, L.P.    Adviser to a portion of the assets of the Small Cap Value
                  Portfolio. 1838 is a Delaware limited partnership located at 100 Matsonford Road, Radnor, PA. As of September 30, 1995,
                  1838 managed $4.3 billion in assets in large and small capitalization equity, fixed income and balanced account portfolios. Clients include corporate employee benefit plans, municipalities, endowments, foundations, jointly trusteed plans, insurance companies and wealthy individuals.

                     Edwin B. Powell, Holly L. Guthrie and Joseph T. Doyle,
                  have served as the portfolio managers to the Small Cap Value Portfolio since its inception, and since 1995, Cynthia R. Axlrod also serves as a portfolio manager to the Portfolio. These individuals work as a team and share responsibility. Mr. Doyle has been with 1838 since 1988. Mr. Powell and Ms. Guthrie joined 1838 in 1994. Mr. Powell managed small cap equity portfolios for Provident Capital Management from 1987 to 1994. Ms. Guthrie managed small cap equity portfolios for Provident Capital Management from 1992 to 1994. Prior to that she was employed by CoreStates Investment Advisers from 1987 to 1992 as an equity analyst and portfolio manager. Prior to joining 1838, Ms. Axlrod was with Friess Associates from 1992 to 1995. Prior to 1992, Ms. Axlrod was with Provident Capital Management from 1987 to 1992.

                     SFM pays 1838 a fee, which is calculated and paid
                  monthly, based on an annual rate of .50% of the average monthly market value of the assets of the Small Cap Value Portfolio managed by 1838. 1838 may waive all or a portion of its fee in order to limit the operating expenses of the Portfolio. 1838 reserves the right, in its sole discretion, to terminate any such voluntary fee waiver at any time. During the last fiscal year, 1838 received a sub-advisory fee of .50%.

ALLIANCE          Alliance Capital Management L.P. ("Alliance") serves as Sub-
CAPITAL           Adviser to a portion of the assets of the Large Cap Growth
MANAGEMENT L.P.   Portfolio. Alliance is a registered investment adviser
                  organized as a Delaware limited partnership which originated as Alliance Capital Management Corporation in 1971. Alliance
                  Capital Management Corporation, an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the
                  United States, is the general partner of Alliance. As of September 30, 1995, Alliance managed over $143 billion in assets. The principal business address of Alliance is 1345
                  Avenue of the Americas, New York, NY 10105.

                     The Portfolio has been managed by a committee since its
                  inception.

                     SFM pays Alliance the greater of $125,000 or a fee, which
                  is calculated and paid monthly, based on an annual rate of .25% of the average monthly market value of the assets of the Large Cap Growth Portfolio managed by Alliance. Alliance may waive all or a portion of its fee in order to limit the operating expenses of the Portfolio. Alliance reserves the right, in its sole discretion, to terminate any such voluntary fee waiver at any time. For the fiscal year ended September 30, 1995, Alliance received a sub-advisory fee of .20%.

APODACA-          Apodaca-Johnston Capital Management, Inc. ("Apodaca") serves
JOHNSTONCAPITAL   as Sub-Adviser to a portion of the assets of the Small Cap
MANAGEMENT,       Growth Portfolio. Apodaca is a California corporation with
INC.              its principal address at 50 California Street, Suite 3315,
                  San Francisco, CA 94111. Apodaca's predecessor was founded in 1985, and as of September 30, 1995, Apodaca has approximately $205 million in assets under management.
                  Apodaca's clients include individuals, pension and profit sharing plans, an endowment fund and an investment company portfolio.

                     The portion of the Portfolio's assets allocated to
                  Apodaca has been managed since August, 1995 by Scott Johnston and Jerry C. Apodaca, Jr. Mr. Johnston, a principal and 1/3 owner of Apodaca, founded Apodaca's predecessor in 1985, and has 23 years of investment experience. Jerry C. Apodaca, Jr. joined the firm as a principal and 1/3 owner in 1991, and has 12 years investment management experience. Before joining Apodaca, Mr. Apodaca was a Vice President of Marketing at Newport First Investments, Inc.

                     SFM pays Apodaca a fee, which is calculated and paid
                  monthly, based on an annual rate of .50% of the average monthly market value of the assets of the Small Cap Growth Portfolio managed by Apodaca. For the fiscal year ended September 30, 1995, Apodaca received a sub-advisory fee of .50%.

BOSTON PARTNERS   Boston Partners Asset Management, L.P. ("Boston") serves as
ASSET             Sub-Adviser to a portion of the assets of the Small Cap
MANAGEMENT,       Value Portfolio. Boston, a Delaware limited partnership, is
L.P.              a registered investment adviser with its principal business address at One Financial Center, 43rd Floor, Boston, MA
                  02111. Boston's general partner, Boston Partners, Inc., One
                  Financial Center, 43rd Floor, Boston, MA 02111, whose sole shareholder is Desmond J. Heathwood, Chief Investment
                  Officer of Boston, owns approximately 20% of Boston's partnership interests. Boston was founded in April, 1995, and as of September 30, 1995, it had approximately $4.2 billion in assets under management. Boston's clients include corporations, endowments, foundations, pension and profit sharing plans and one other investment company.

                     Boston, along with its general partner and several of its
                  limited partners, is a defendant in a civil action filed in April 1995 in Suffolk County (Massachusetts) Superior Court brought by The Boston Company Asset Management, Inc. ("TBCAM"), the former employer of certain partners of Boston, captioned, The Boston Company Asset Management, Inc.
                  v. Desmond J. Heathwood, et. al., Civil Action No. 95-2202. TBCAM alleges various causes of action arising from the unsuccessful effort by Desmond J. Heathwood, the sole shareholder of Boston's general partner, and other former TBCAM officers, to purchase the assets of TBCAM, and the resulting formation of Boston. The defendants have filed an answer which denies all of TBCAM's allegations, and have asserted counterclaims against TBCAM. The parties are currently engaged in discovery proceedings, and no trial date has been set. Boston believes that TBCAM's action is without merit, and will not have a material adverse effect on Boston.

                     The portion of the Small Cap Value Portfolio's assets
                  allocated to Boston has been managed since November, 1995 by Wayne J. Archambo, C.F.A. Mr. Archambo has been employed by Boston since its organization, and has 10 years experience investing in small capitalization stocks. Prior to joining Boston, Mr. Archambo was a Senior Vice President and member of the Equity Policy Committee at The Boston Company Asset Management, Inc., where he created that firm's Small Capitalization Value Product and Mid Capitalization Product. Prior to joining The Boston Company Asset Management, Inc. in 1989, Mr. Archambo spent six years as a portfolio manager/analyst for Boston-based Systematic Investors.

                     SFM pays Boston a fee, which is calculated and paid
                  monthly, based on an annual rate of .50% of the average monthly market value of the assets of the Small Cap Value Portfolio managed by Boston. During the last fiscal year, Boston did not serve as Sub-Adviser and therefore did not receive a sub-advisory fee.


IDS ADVISORY      IDS Advisory Group Inc. ("IDS") serves as Sub-Adviser to a
GROUP INC.        portion of the assets of the Large Cap Growth Portfolio. IDS is a registered investment adviser and wholly-owned subsidiary of American Express Financial Corporation. As of
                  September 30, 1995, IDS managed over $24.9 billion in assets with $6.3 billion of this total in large capitalization growth domestic equities. IDS was founded in 1972 to manage tax-exempt assets for institutional clients. The principal business address of IDS is IDS Tower 10, Minneapolis, MN
                  55440.
                     The day-to-day management of IDS' portion of the Large
                  Cap Growth Portfolio's investments is the responsibility of a committee composed of the eight investment portfolio managers of the equity investment team. No individual person is primarily responsible for making recommendations to that committee. IDS has served as sub-adviser to the Large Cap
                  Growth Portfolio since its inception.

                     SFM pays IDS the greater of $125,000 or a fee, which is
                  calculated and paid monthly, based on an annual rate of .25% of the average monthly market value of the assets of the Large Cap Growth Portfolio managed by IDS. IDS may waive all or a portion of its fee in order to limit the operating expenses of the Portfolio. IDS reserves the right, in its sole discretion, to terminate any such voluntary fee waiver at any time. For the fiscal year ended September 30, 1995, IDS received a sub-advisory fee of .20%.


LSV ASSET         LSV Asset Management ("LSV") serves as Sub-Adviser to a
MANAGEMENT        portion of the assets of the Large Cap Value Portfolio. LSV is a registered investment adviser organized as a Delaware general partnership in which an affiliate of SFM owns a majority interest. The general partners of LSV have developed quantitative value analysis methodology and software which has been used to manage assets over the past
                  5 years. The portfolio identified by the model has been implemented by three institutional clients with aggregate assets invested of approximately $515 million, including $75 million in a portfolio of U.S. securities. The principal business address of LSV is 181 W. Madison Avenue, Chicago,
                  IL 60602.

                     Investment decisions have been made by the quantitative
                  computer model since March, 1995. Josef Lakonishok, Andrei Shleifer and Robert Vishny, officers of LSV, will on a continuous basis monitor the quantitative analysis model and based on their ongoing research and statistical analysis make adjustments to the model. Securities are identified for purchase or sale for the Portfolio based upon the computer model and defined variance tolerances. Purchases and sales are effected by LSV based upon the output from the model.

                     SFM pays LSV a fee, which is calculated and paid monthly,
                  based on an annual rate of .20% of the average monthly market value of the assets of the Large Cap Value Portfolio managed by LSV. For the fiscal year ended September 30, 1995, LSV received a sub-advisory fee of .20%.

MARTINGALE        Martingale Asset Management, L.P. ("Martingale") serves as
ASSET             Sub-Adviser to the Mid-Cap Portfolio. Martingale is a
MANAGEMENT,       Delaware limited partnership with its principal address at
L.P.              222 Berkeley Street, Boston, MA 02116. Commerz Asset
                  Management USA Corporation ("CAM") is the general partner with a controlling interest in Martingale. CAM is an affiliate of Commerz International Capital Management GmbH
                  ("CICM"), headquartered in Frankfurt, Germany. CICM is the asset management subsidiary of Commerzbank AG. Martingale was established in 1987, and as of September 30, 1995, had assets of approximately $266 million under management.

                     The assets of the Portfolio have been managed by John
                  Freeman since June, 1995. Mr. Freeman has 10 years of investment management experience, including three years experience investing in mid cap companies. Prior to joining Martingale in 1992, he worked at BARRA, Inc. as a Manager of Consulting Services.

                     SFM pays Martingale a fee, which is calculated and paid
                  monthly, based on an annual rate of .25% of the average monthly market value of the assets of the Mid-Cap Portfolio managed by Martingale. For the fiscal year ended September 30, 1995, Martingale received a sub-advisory fee of .25%.


MELLON EQUITY     Mellon Equity Associates ("Mellon") serves as Sub-Adviser to
ASSOCIATES        a portion of the assets of the Large Cap Value Portfolio.
                  Mellon is a Pennsylvania business trust founded in 1987, whose sole beneficiary is MBC Investments Corporation, a wholly-owned subsidiary of the Mellon Bank Corporation.
                  Mellon is a professional investment counseling firm that provides investment management services to the equity and balanced pension, public fund and profit-sharing investment management markets, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the
                  "1940 Act"). Mellon had discretionary management authority with respect to approximately $7.6 billion of assets as of September 30, 1995. Mellon's predecessor organization had managed domestic equity tax-exempt institutional accounts since 1947. The business address for Mellon is 500 Grant
                  Street, Suite 3700, Pittsburgh, PA 15258.

                     William P. Rydell and Robert A. Wilk have been the
                  Portfolio Managers for Mellon's portion of the assets of the Large Cap Value Portfolio since 1994. Mr. Rydell is the President and Chief Executive Officer of Mellon, and has been managing individual and collectivized portfolios at Mellon since 1982. Mr. Wilk is a Senior Vice President and Portfolio Manager of Mellon, and has been involved with securities analysis, quantitative research, asset allocation, trading and client services at Mellon since April 1990. Prior to joining Mellon, Mr. Wilk was in charge of portfolio management and conducted quantitative research for another investment subsidiary of Mellon Bank Corporation, Triangle Portfolio Associates.

                     SFM pays Mellon a fee, which is calculated and paid
                  monthly, based on an annual rate of .20% of the average monthly market value of the assets of the Large Cap Value Portfolio managed by Mellon. For the fiscal year ended September 30, 1995, Mellon received a sub-advisory fee of .20%.

                     The Glass-Steagall Act restricts the securities
                  activities of banks such as Mellon Bank Corporation, but federal regulatory authorities permit such banks to provide investment advisory and other services to mutual funds. Should this position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.


MERUS CAPITAL     Merus Capital Management ("Merus") serves as Sub-Adviser for
MANAGEMENT        the Equity Income Portfolio and also serves as Sub-Adviser to a portion of the assets of the Large Cap Value Portfolio.
                  Merus is a division of the Bank of California and provides equity and fixed-income management services to a broad array of corporate and municipal clients. As of September 30, 1995, Merus had discretionary management authority with respect to approximately $6.6 billion of assets. The principal business address of Merus is 475 Sansome Street, San Francisco, CA 94111.

                     The Equity Income Portfolio has been managed by a
                  committee since its inception. The Large Cap Value Portfolio has been managed by a committee since December, 1994.

                     SFM pays Merus a fee, which is calculated and paid
                  monthly, based on an annual rate of .25% of the average monthly market value of the assets of the Equity Income Portfolio managed by Merus and an annual rate of .20% of the average monthly market value of assets of the Large Cap Value Portfolio managed by Merus.

                     For the fiscal year ended September 30, 1995, Merus
                  received a sub-advisory fee of .25% for the Equity Income Portfolio and .20% for the Large Cap Value Portfolio.

                     The Glass-Steagall Act restricts the securities
                  activities of banks such as the Bank of California, but federal regulatory authorities permit such banks to provide investment advisory and other services to mutual funds. Should this position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.

NICHOLAS-         Nicholas-Applegate Capital Management, Inc. ("Nicholas-
APPLEGATE         Applegate") serves as Sub-Adviser to a portion of the assets
CAPITAL           of the Small Cap Growth Portfolio. Nicholas-Applegate also
MANAGEMENT,       served as the Mid-Cap Portfolio's adviser until June, 1995.
INC.

                     Nicholas-Applegate has operated as an investment adviser
                  which provides investment services to employee benefit plans, endowments, foundations, other institutions and since April 20, 1987, investment companies. As of September 30, 1995, Nicholas-Applegate had discretionary management authority with respect to approximately $27 billion of assets. The principal business address of Nicholas-Applegate is 600 West Broadway, 29th Floor, San Diego, CA 92101. Nicholas-Applegate, pursuant to a partnership agreement, is controlled by its general partner Nicholas-Applegate Capital Management Holdings, L.P., a California Limited Partnership controlled by Arthur E. Nicholas.
                     Nicholas-Applegate manages its portion of the Small Cap
                  Growth Portfolio through its systematic-driven management team under the supervision of Mr. Nicholas, founder and Chief Investment Officer of the firm. Nicholas-Applegate's systems driven investment team, headed by Lawrence S. Speidell, has been primarily responsible for the day-to-day management of the Portfolio since March 1994. Mr. Speidell has been a Portfolio Manager and investment team leader with Nicholas-Applegate since March 1994. Prior to joining Nicholas-Applegate, he was an institutional portfolio manager with Batterymarch Financial Management.

                     SFM pays Nicholas-Applegate a fee, which is calculated
                  and paid monthly, based on an annual rate of .50% of the average monthly market value of the assets of the Small Cap Growth Portfolio managed by Nicholas-Applegate. For the fiscal year ended September 30, 1995, Nicholas-Applegate received a sub-advisory fee of .50%.

                     For the fiscal year ended September 30, 1995, the Mid-Cap
                  Portfolio paid Nicholas Applegate an advisory fee of .45% of its average daily net assets.

PILGRIM BAXTER
& ASSOCIATES,     Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") serves
LTD.              as Sub-Adviser to a portion of the assets of the Small Cap
                  Growth Portfolio.


                     Pilgrim Baxter is a professional investment management
                  firm and registered investment adviser that, along with its predecessors, has been in business since 1982. The controlling shareholder of Pilgrim Baxter is United Asset Management ("UAM"), a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management firms. UAM's corporate office is located at One International Place, Boston, MA 02110. As of September 30, 1995, Pilgrim Baxter had discretionary management with respect to approximately $6.5 billion in assets. In addition to advising the Portfolio, Pilgrim Baxter provides advisory services to pension and profit-sharing plans, charitable institutions, corporations, individual investors, trusts and estates, and other investment companies. The principal address of Pilgrim Baxter is 1255 Drummers Lane, Suite 300, Wayne, PA 19087.

                     Michael D. Jones, CFA, joined Pilgrim Baxter in February,
                  1995 as a portfolio manager. Mr. Jones has been managing the Small Cap Growth Portfolio since April 15, 1995. Prior to joining Pilgrim Baxter, Mr. Jones was a portfolio manager with The Bank of New York from June 1990 to January 1995.

                     SFM pays Pilgrim Baxter a fee, which is calculated and
                  paid monthly, based on an annual rate of .50% of the average monthly market value of the assets of the Small Cap Growth Portfolio managed by Pilgrim Baxter. For the fiscal year ended September 30, 1995, Pilgrim Baxter received a sub-advisory fee of .50%.

STI CAPITAL       STI Capital Management, N.A. ("STI") serves as Sub-Adviser
MANAGEMENT,       to the Capital Appreciation and Balanced Portfolios. For a
N.A.              description of STI, please see "The Advisers" section.

                     Anthony R. Gray is Chairman and Chief Investment Officer
                  of STI since 1987, and has managed the Capital Appreciation and Balanced Portfolios since their inception. Mr. Gray joined SunBank in 1979 as Director of Research of the Trust Investment Division.

                     SFM pays STI a fee, which is calculated and paid monthly,
                  based on an annual rate of .25% of the average monthly market value of the assets of the Capital Appreciation and Balanced Portfolios managed by STI. For the fiscal year ended September 30, 1995, STI received a sub-advisory fee of .25% for the Capital Appreciation Portfolio and .25% for the Balanced Portfolio.

WALL STREET       Wall Street Associates ("WSA") serves as Sub-Adviser to a
ASSOCIATES        portion of the assets of the Small Cap Growth Portfolio. WSA is organized as a corporation with its principal business address at 1200 Prospect Street, Suite 100, La Jolla, CA
                  92037. WSA was founded in 1987, and as of September 30, 1995, had approximately $925 million in assets under management. WSA provides investment advisory services for institutional clients, an investment partnership for which it serves as general partner, a group trust, for which it serves as sole investment manager, and an offshore fund for foreign investors for which it serves as the sole investment manager.

                     William Jeffrey III, Kenneth F. McCain, and Richard S.
                  Coons, each of whom own 1/3 of WSA, serve as Portfolio Managers for the portion of the Portfolio's assets allocated to WSA since August, 1995. Each is a principal of WSA and, together, they have 73 years of investment management experience.

                     WSA has served as an investment sub-adviser to only one
                  registered investment company (since June 28, 1995), and, as such, does not have extensive experience advising a highly regulated entity such as an investment company. This may present additional risks for the Portfolio.

                     SFM pays WSA a fee, which is calculated and paid monthly,
                  based on an annual rate of .50% of the average monthly market value of the assets of the Small Cap Growth Portfolio managed by WSA. For the fiscal year ended September 30, 1995, WSA received a sub-advisory fee of .50%.

DISTRIBUTION ___________________________________________________________________

                  SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as each Portfolio's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. Each Class of the Trust has adopted a distribution plan (the "Class A Plan" or the "Class D Plan," and collectively, the "Plans") pursuant to Rule 12b-1 under 1940 Act.

                     The Class A Plan provides for reimbursement for expenses
                  incurred by the Distributor, in an amount not to exceed .30% of the average daily net assets of each Portfolio, on an annualized basis, provided those expenses are permissible as to both type and amount under a budget adopted by the Board of Trustees, including those who are not interested persons and have no financial interest in the Plan or any related agreement ("Qualified Trustees"). Pursuant to state law, the Distributor has voluntarily agreed to limit the distribution-related expenses of the Class A shares of each Portfolio to .30%. Currently, the budget (shown here as a percentage of average daily net assets) for each Portfolio is set at an annual rate as follows: Large Cap Value Portfolio, 0.07%; Large Cap Growth Portfolio, 0.06%, Small Cap Value Portfolio, 0.05%; Small Cap Growth Portfolio, 0.08%; Mid-Cap Portfolio, 0.12%; Capital Appreciation Portfolio, 0.09%; Equity Income Portfolio, 0.09%; and Balanced Portfolio, 0.10%. SFM has voluntarily agreed to waive its fee and to reimburse the Capital Growth Portfolio for its expenses in order to limit the operating expenses of the Portfolio to not more than 0.00% on an annualized basis.

                     Distribution-related expenses reimbursable to the
                  Distributor under the budget include those related to the costs of the printing of reports, prospectuses, notices and similar materials for persons other than current shareholders, federal and state securities law registration and the cost of complying with such laws in the distribution of the Trust's shares, advertising expenses and promotional and sales expenses including expenses for travel, communication and compensation and benefits for sales personnel. Distribution expenses not attributable to a specific Portfolio are allocated among each of the Portfolios of the Trust on the basis of their average net assets. The Trust is not obligated to reimburse the Distributor for any expenditures in excess of the approved budget.

                     It is possible that an institution may offer different
                  classes of shares to its customers and thus receive different compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.

                     The Trust may execute brokerage or other agency
                  transactions through the Distributor for which the Distributor may receive compensation.

                     The Distributor may, from time to time in its sole
                  discretion, institute one or more promotional incentive programs, which will be paid for by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Portfolios. Such promotional incentives will be offered uniformly to all shares of the Portfolios, and also will be offered uniformly to all dealers, predicated upon the amount of shares of the Portfolios sold by such dealer.

PURCHASE AND REDEMPTION OF SHARES ______________________________________________

                  Financial institutions may acquire Class A shares of the Portfolios for their own accounts or as record owner on behalf of fiduciary, agency or custody accounts by placing orders with SFM. Institutions that use certain SEI proprietary systems may place orders electronically through those systems. State securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to SFM for effectiveness the same day. Financial institutions that purchase shares for the accounts of their customers may impose separate charges on these customers for account services. Shares of the Portfolios are offered only to residents of states in which the shares are eligible for purchase.
                     Shares of each Portfolio may be purchased or redeemed on
                  days on which the New York Stock Exchange is open for business ("Business Days").

                     Shareholders who desire to purchase shares for cash must
                  place their orders with SFM prior to 4:00 p.m. Eastern time on any Business Day for the order to be accepted on that Business Day. Cash investments must be transmitted or delivered in federal funds to the wire agent on the next Business Day following the day the order is placed. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or its shareholders to accept such purchase order. In addition, because excessive trading (including short-term "market timing" trading) can hurt a Portfolio's performance, each Portfolio may refuse purchase orders from any shareholder account if the accountholder has been advised that previous purchase and redemption transactions were considered excessive in number or amount. Accounts under common control or ownership, including those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose.

                     Purchases will be made in full and fractional shares of
                  the Portfolios calculated to three decimal places. The Trust will send shareholders a statement of shares owned after each transaction. The purchase price of shares is the net asset value next determined after a purchase order is received and accepted by the Trust. The net asset value per share of each Portfolio is determined by dividing the total market value of a Portfolio's investment and other assets, less any liabilities, by the total outstanding shares of that Portfolio. Net asset value per share is determined daily at the close of business of the New York Stock Exchange (currently, 4:00 p.m. Eastern time) on any Business Day.
                     The market value of each portfolio security is obtained
                  by SFM from an independent pricing service. Securities having maturities of 60 days or less at the time of purchase will be valued using the amortized cost method (described in the Statement of Additional Information). The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the pricing service may use a matrix system to determine valuations of equity and fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.
                     Shareholders who desire to redeem shares of the
                  Portfolios must place their redemption orders with SFM prior to 4:00 p.m. Eastern time on any Business Day. The redemption price is the net asset value per share of the Portfolio next determined after receipt by SFM of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received.
                     Purchase and redemption orders may be placed by
                  telephone. Neither the Trust nor SFM will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and SFM will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.
                     If market conditions are extraordinarily active, or other
                  extraordinary circumstances exist, and shareholders experience difficulties placing redemption orders by telephone, shareholders may wish to consider placing their order by other means.

PERFORMANCE ____________________________________________________________________

                  From time to time, a Portfolio may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

                     The total return of a Portfolio refers to the average
                  compounded rate of return to a hypothetical investment, net of any sales charge imposed on Class A shares redeemed at the end of the specified period covered by the total return figure, for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions. The total return of a Portfolio may also be quoted as a dollar amount or on an aggregate basis, an actual basis, without inclusion of any front-end or contingent sales charges, or with a reduced sales charge in advertisements distributed to investors entitled to a reduced sales charge.

                     A Portfolio may periodically compare its performance to
                  that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. A Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. A Portfolio may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. A Portfolio may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

                     A Portfolio may quote various measures of volatility and
                  benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

                     For each Portfolio, the performance of Class A shares
                  will normally be higher than the performance of the Class D shares of that Portfolio because of the additional distribution and transfer agent expenses charged to Class D shares.

                     Additional performance information is set forth in the
                  1995 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-342-5734.

TAXES __________________________________________________________________________
                  The following summary of federal income tax consequences is based on current tax laws and regulations, which may be
                  changed by legislative, judicial or administrative action.
                  No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of a
                  Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific
                  questions as to federal, state and local taxes. State and
                  local tax consequences of an investment in a Portfolio may differ from the federal income tax consequences described
                  below. Additional information concerning taxes is set forth in the Statement of Additional Information.
Tax Status of     A Portfolio is treated as a separate entity for federal
the Portfolios    income tax purposes and is not combined with the Trust's
                  other portfolios. Each Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Code, so as to be relieved of federal income tax on net investment company taxable income (including the excess, if any, of net short-term capital gains over net long-term capital losses) and net capital gains (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders.

Tax Status of     Each Portfolio distributes substantially all of its net
Distributions     investment company taxable income to shareholders. Dividends from a Portfolio's net investment company taxable income are taxable to its shareholders as ordinary income (whether received in cash or in additional shares), and generally will qualify for the dividends-received deduction for corporate shareholders to the extent that such dividends are derived from dividends paid on domestic and equity securities owned by the Portfolio. Distributions of net capital gains are also not eligible for the corporate dividends-received deduction and are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares. Each Portfolio will make annual reports to shareholders of the federal income tax status of all distributions.
                     Dividends declared by a Portfolio in October, November or
                  December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of the year declared if paid by a Portfolio at any time during the following January.

                     Each Portfolio intends to make sufficient distributions
                  to avoid liability for the federal excise tax applicable to RICs.

                     Each sale, exchange or redemption of a Portfolio's shares
                  generally is a taxable transaction to the shareholder.

GENERAL INFORMATION ____________________________________________________________

The Trust         The Trust was organized as a Massachusetts business trust
                  under a Declaration of Trust dated October 20, 1986. The
                  Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares and different classes of each portfolio. All consideration received by the Trust for shares of any class of any portfolio and all assets of such portfolio or class belong to that portfolio or class, respectively, and would be subject to the liabilities related thereto.
                     The Trust pays its expenses, including fees of its
                  service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

                     Certain shareholders in one or more of the Portfolios may
                  obtain asset allocation services with respect to their
                  investments in such Portfolios. If a sufficient amount of a
                  Portfolio's assets are subject to such asset allocation
                  services, a Portfolio may incur higher transaction costs and a higher portfolio turnover rate than would otherwise be
                  anticipated as a result of redemptions and purchases of
                  Portfolio shares pursuant to such services.
Trustees of the   The management and affairs of the Trust are supervised by
Trust             the Trustees under the laws of the Commonwealth of
                  Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights     Each share held entitles the shareholder of record to one
                  vote. The shareholders of each Portfolio or class will vote separately on matters pertaining solely to that Portfolio or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Reporting         The Trust issues unaudited financial statements semi-
                  annually and audited financial statements annually. The
                  Trust furnishes proxy statements and other reports to shareholders of record.

Shareholder       Shareholder inquiries should be directed to the Manager, SEI
Inquiries         Financial Management Corporation, 680 East Swedesford Road,
                  Wayne, PA 19087-1658.

Dividends         Substantially all of the net investment income (exclusive of capital gains) of each Portfolio is periodically declared and paid as a dividend. Dividends currently are paid on a quarterly basis for each Portfolio. Currently, net capital gains (the excess of net long-term capital gain over net short-term capital loss) realized, if any, will be distributed at least annually.
                     Shareholders automatically receive all income dividends
                  and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to SFM at least 15 days prior to the distribution.

                     Dividends and capital gains of each Portfolio are paid on
                  a per-share basis. The value of each share will be reduced by the amount of any such payment. If shares are purchased shortly before the record date for a dividend or capital gains distribution, a shareholder will pay the full price for the share and receive some portion of the price back as a taxable dividend or distribution.

                     The dividends on Class D shares of each Portfolio that
                  offers Class D shares will normally be lower than those on Class A shares because of the additional distribution and transfer agent expenses charged to Class D shares.

Counsel and       Morgan, Lewis & Bockius LLP serves as counsel to the Trust.
Independent       Price Waterhouse LLP serves as the independent accountants
Accountants       of the Trust.

Custodian and     CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box
Wire Agent        7618, Philadelphia, PA 19101 (the "Custodian"), acts as
                  custodian of the Trust's assets. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION
OF PERMITTED
INVESTMENTS
AND RISK FACTORS ____________________________________________________________

                  The following is a description of the permitted investment practices for the Portfolios, and the associated risk factors:

American          ADRs are securities, typically issued by a U.S. financial
Depositary        institution (a "depositary"), that evidence ownership
Receipts          interests in a security or a pool of securities issued by a
("ADRs")          foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security.

                     Holders of unsponsored depositary receipts generally bear
                  all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs that are not listed or traded on an exchange can be purchased over the counter. Prices for such ADRs are determined by market makers.



Convertible       Convertible securities are corporate securities that are
Securities        exchangeable for a set number of another security at a
                  prestated price. Convertible securities typically have characteristics similar to both fixed-income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

Derivatives       Derivatives are securities that derive their value from
                  other securities. The following are considered derivative securities: options on futures, futures, options (i.e., puts and calls), swap agreements, mortgage-backed securities
                  (e.g., CMOs, REMICs, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPs), privately issued stripped securities (e.g., TGRs, TRs and CATS). See elsewhere in this "Description of Permitted Investments and Risk Factors" for discussions of these various instruments, and see "Investment Objectives and Policies" for more information about any investment policies and limitations applicable to their use.

Equity            Equity securities represent ownership interests in a company
Securities        or corporation and include common stock, preferred stock,
                  and warrants and other rights to acquire such instruments.
                  Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Portfolio's net asset value.

                     Investments in small capitalization companies involves
                  greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Fixed Income      Fixed income securities are debt obligations issued by
Securities        corporations, municipalities and other borrowers. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Futures and       Futures contracts provide for the future sale by one party
Options on        and purchase by another party of a specified amount of a
Futures           specific security at a specified future time and at a
                  specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Portfolio may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

                     A stock index futures contract is a bilateral agreement
                  pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made; generally contracts are closed out prior to the expiration date of the contract. No price is paid upon entering into futures contracts. Instead, a Portfolio would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

                     In order to avoid leveraging and related risks, when a
                  Portfolio purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid, high grade debt securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with the Trust's custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

                     There are risks associated with these activities,
                  including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Portfolio and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option,
                  (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures.

Illiquid          Illiquid securities are securities that cannot be disposed
Securities        of within seven business days at approximately the price at which they are being carried on the Portfolio's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with durations over 7 days in length.

Money Market      Money market securities are high-quality, dollar-
Instruments       denominated, short-term debt instruments. They consist of:
                  (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S.
                  branches of foreign banks; (ii) U.S. Treasury obligations and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial papers; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Mortgage-Backed   Mortgage-backed securities are instruments that entitle the
Securities        holder to a share of all interest and principal payments
                  from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, and adjustable rate mortgages. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

                     Government Pass-Through Securities: These are securities
                  that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, FNMA and FHLMC. FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, FNMA and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and FNMA also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.
                     Private Pass-Through Securities: These are mortgage-
                  backed securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.
                     Collateralized Mortgage Obligations ("CMOs"): CMOs are
                  debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.
                     REMICs: A REMIC is a CMO that qualifies for special tax
                  treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

                     Parallel Pay Securities; PAC Bonds: Parallel pay CMOs and
                  REMICS are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.
                     REITs: REITs are trusts that invest primarily in
                  commercial real estate or real estate-related loans. The value of interests in REITs may be affected by the value of the property owned or the quality of the mortgages held by the trust. See also, "Real Estate Securities."
                     Stripped Mortgage-Backed Securities ("SMBs"): SMBs are
                  usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities can experience wide swings in value in response to changes in interest rates and associated mortgage prepayment rates. During times when interest rates are experiencing fluctuations, such securities can be difficult to price on a consistent basis. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

                     Risk Factors: Due to the possibility of prepayments of
                  the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.


Options A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a portfolio may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.
                     A Portfolio may purchase put and call options to protect
                  against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Portfolio may seek to purchase in the future. A Portfolio purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Portfolio, loss of the premium paid may be offset by an increase in the value of the Portfolio's securities or by a decrease in the cost of acquisition of securities by the Portfolio.
                     A Portfolio may write covered call options as a means of
                  increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a portfolio sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Portfolio will realize as profit the premium received for such option. When a call option of which a portfolio is the writer is exercised, the Portfolio will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Portfolio is the writer is exercised, the Portfolio will be requited to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.
                     A Portfolio may purchase and write options on an exchange
                  or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the Securities and Exchange Commission that OTC options are generally illiquid.
                     A Portfolio may purchase and write put and call options
                  on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Portfolio may choose to terminate an option position by entering into a closing transaction. The ability of a Portfolio to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.
                     All options written on indices must be covered. When a
                  Portfolio writes an option on an index, it will establish a segregated account containing cash or liquid high grade debt securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

                     Risk Factors: Risks associated with options transactions
                  include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Portfolio will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.



Receipts Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying Permitted Investments. See also "Taxes."

Repurchase        Arrangements by which a Portfolio obtains a security and
Agreements        simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest)
                  on an agreed upon date within a number of days from the date of purchase. The Custodian or its agent will hold the
                  security as collateral for the repurchase agreement.
                  Collateral must be maintained at a value at least equal to
                  102% of the purchase price. The Portfolio bears a risk of
                  loss in the event the other party defaults on its
                  obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities or if the Portfolio realizes a loss on the sale of the
                  collateral securities. The advisers will enter into
                  repurchase agreements on behalf of the Portfolio only with financial institutions deemed to present minimal risk of
                  bankruptcy during the term of the agreement based on
                  guidelines established and periodically reviewed by the
                  Trustees. Repurchase agreements are considered loans under the 1940 Act.
Securities        In order to generate additional income, a Portfolio may lend
Lending           securities which it owns pursuant to agreements requiring
                  that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 100% of the market value of the securities lent. A Portfolio continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral
                  should the borrower of the securities fail financially or become insolvent.

Securities of     There are certain risks connected with investing in foreign
Foreign Issuers   securities. These include risks of adverse political and
                  economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable
                  U.S. securities. The value of a Portfolio's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollars, and a Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar.
                  Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains if any, to be distributed to shareholders by a Portfolio.

Time Deposits     Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits are considered to be illiquid securities.



U.S. Government   Obligations issued or guaranteed by agencies of the U.S.
Agency            Government, including, among others, the Federal Farm Credit
Obligations       Bank, the Federal Housing Administration and the Small
                  Business Administration, and obligations issued or
                  guaranteed by instrumentalities of the U.S. Government,
                  including, among others, the Federal Home Loan Mortgage
                  Corporation, the Federal Land Banks and the U.S. Postal
                  Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government
                  National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g.,
                  Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (e.g., Federal
                  National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the
                  obligation prior to maturity. Guarantees as to the timely
                  payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.
U.S. Treasury     U.S. Treasury obligations consist of bills, notes and bonds
Obligations       issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal
                  Securities ("STRIPS").

U.S. Treasury     U. S. Treasury receipts are interests in separately traded
Receipts          interest and principal component parts of U.S. Treasury
                  obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"),
                  "Treasury Investment Growth Receipts" ("TIGRs") "Liquid
                  Yield Option Notes" ("LYONs") and "Certificates of Accrual on Treasury Securities" ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS are interest in accounts sponsored by the U.S.
                  Treasury.

 Variable and     Certain obligations may carry variable or floating rates of
 Floating Rate    interest, and may involve a conditional or unconditional
 Instruments      demand feature. Such instruments bear interest at rates
                  which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.


Warrants Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

When-Issued and   When-issued or delayed delivery basis transactions involve
Delayed           the purchase of an instrument with payment and delivery
Delivery          taking place in the future. Delivery of and payment for
Securities        these securities may occur a month or more after the date of the purchase commitment. A Portfolio will maintain with the custodian a separate account with liquid, high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.
                  Although a Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities, a Portfolio may dispose of a when-issued security or forward commitment prior to settlement if the advisers deem it appropriate to do so.

                  Additional information on permitted investments and risk factors can be found in the Statement of Additional Information.

TABLE OF CONTENTS ______________________________________________________________

The Trust.................................................................    5
Investment Objectives and Policies........................................    5
General Investment Policies...............................................   11
Risk Factors..............................................................   12
Investment Limitations....................................................   12
The Manager and Shareholder Servicing Agent................................  13
Multi-Manager Diversification..............................................  13
The Advisers...............................................................  15
The Sub-Advisers...........................................................  16
Distribution...............................................................  23
Purchase and Redemption of Shares..........................................  24
Performance................................................................  26
Taxes......................................................................  27
General Information........................................................  27
Description of Permitted Investments and Risk Factors......................  29

PROSPECTUS

JANUARY 31, 1996
--------------------------------------------------------------------------------
CORE FIXED INCOME PORTFOLIO
BOND PORTFOLIO
HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

This Prospectus sets forth concisely the information about the above-referenced portfolios. Please read this Prospectus carefully before investing, and keep it on file for future reference. It contains information that can help you decide if a Portfolio's investment goals match your own.

A Statement of Additional Information dated January 31, 1996 has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087-1658, or by calling 1-800-437-6016. The Statement of Additional Information is incorporated into this Prospectus by reference.

SEI Institutional Managed Trust (the "Trust") is an open-end investment management company, certain classes of which offer shareholders a convenient means of investing their funds in one or more professionally managed diversified and non-diversified portfolios of securities. The Core Fixed Income, Bond and High Yield Bond Portfolios, investment portfolios of the Trust, offer two classes of shares, Class A shares and Class D shares. Class D shares differ from Class A shares primarily in the imposition of sales charges and the allocation of certain distribution expenses and transfer agent fees. Class D shares are available through SEI Financial Services Company (the Trust's distributor) and through participating broker-dealers, financial institutions and other organizations. This Prospectus offers the Class D shares of the fixed income portfolios (each, a "Portfolio," and together, the "Portfolios") listed above.

THE HIGH YIELD BOND PORTFOLIO INVESTS PRIMARILY AND MAY INVEST ALL OF ITS ASSETS IN LOWER RATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." THESE SECURITIES ARE SPECULATIVE AND ARE SUBJECT TO GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN ARE INVESTMENTS IN HIGHER RATED BONDS. BECAUSE INVESTMENT IN SUCH SECURITIES ENTAILS GREATER RISKS, INCLUDING RISK OF DEFAULT, AN INVESTMENT IN THE HIGH YIELD BOND PORTFOLIO SHOULD NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM AND MAY NOT BE APPROPRIATE FOR ALL INVESTORS. INVESTORS SHOULD CAREFULLY CONSIDER THE RISKS POSED BY AN INVESTMENT IN THE HIGH YIELD BOND PORTFOLIO BEFORE INVESTING. SEE "INVESTMENT OBJECTIVES AND POLICIES," "RISK FACTORS" AND THE "APPENDIX."

TO THE EXTENT THAT OHIO LAW REQUIRES SUCH A LIMITATION, THE HIGH YIELD BOND PORTFOLIO WILL NOT INVEST MORE THAN FIFTY PERCENT OF ITS TOTAL ASSETS IN THE SECURITIES OF ISSUERS WHICH, TOGETHER WITH ANY PREDECESSORS, HAVE A RECORD OF LESS THAN THREE YEARS CONTINUOUS OPERATION OR ISSUERS WHICH ARE RESTRICTED AS
TO DISPOSITION, INCLUDING RULE 144A SECURITIES. THE HIGH YIELD PORTFOLIO MAY INVEST IN THESE SECURITIES TO A GREATER EXTENT THAN INVESTMENT COMPANIES THAT MEET ALL OF THE REQUIREMENTS OF SECTION 1301:6-3-09(E)(12) OF THE OHIO ADMINISTRATIVE CODE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------
 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
 OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY
 INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
 RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE
 SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL
 AMOUNT INVESTED.
--------------------------------------------------------------------------------

 ..........................

 TABLE OF
 CONTENTS

 ................................................................................
  Fund Highlights........................................................    2
  Shareholder
   Transaction
   Expenses..............................................................    4
  Annual Operating
   Expenses..............................................................    4
  Your Account and
   Doing Business
   with Us...............................................................    6
  Investment
   Objectives and
   Policies..............................................................    9
  General
   Investment
   Policies..............................................................   12
  Risk Factors...........................................................   12
  Investment
   Limitations...........................................................   15
  The Manager and
   Shareholder
   Servicing Agent.......................................................   15
  Multi-Manager
   Diversification.......................................................   16
  The Adviser............................................................   18
  The Sub-Advisers.......................................................   18
  Distribution...........................................................   20
  Performance............................................................   22
  Taxes..................................................................   23
  Additional
   Information
   About Doing
   Business With Us......................................................   24
  General
   Information...........................................................   28
  Description of
   Permitted
   Investments and
   Risk Factors..........................................................   30
  Appendix...............................................................  A-1

 ...............................................................................

 ................................................................................
HOW TO READ THIS PROSPECTUS ____________________________________________________
This Prospectus gives you information that you should know about the Portfolios before investing. Brief descriptions are also provided throughout the
Prospectus to better explain certain key points. To find these helpful guides,
look for this symbol.   [SYMBOL APPEARS HERE]



FUND HIGHLIGHTS ________________________________________________________________

The following summary provides basic information about the Class D shares of the Trust's Core Fixed Income, Bond and High Yield Bond Portfolios. This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.


INVESTMENT       Below are the investment objectives and policies for each
OBJECTIVES AND   Portfolio. For more information, see "Investment Objectives
POLICIES         and Policies," "Risk Factors" and "Description of Permitted
                 Investments and Risk Factors."


CORE FIXED       The Core Fixed Income Portfolio seeks to provide current
INCOME           income consistent with the preservation of capital by
PORTFOLIO        investing primarily in fixed income securities that are
                 rated investment grade or better.


BOND PORTFOLIO   The Bond Portfolio seeks to provide current income con-
                 sistent with the preservation of capital by investing primarily in fixed income securities that are rated invest-ment grade or better.

HIGH YIELD       The High Yield Bond Portfolio seeks to maximize total return
BOND PORTFOLIO   by investing primarily in a diversified portfolio of
                 high yield, lower rated fixed income securities.


UNDERSTANDING    Shares of the Portfolios, like shares of any mutual fund, will
RISK             fluctuate in value and when you sell your shares, they may be worth more or less than what you paid for them. The value of fixed income funds and the fixed income securities in which they invest tend to vary inversely with interest rates and may be affected by other market and economic factors as well. The
                 High Yield Bond Portfolio invests primarily in lower rated bonds which are considered speculative and are subject to greater loss of principal and interest than investments in higher rated bonds. There can be no assurance that the Port-folios will achieve their investment objectives.

 ..........................

    INVESTMENT
    PHILOSOPHY
[SYMBOL APPEARS HERE]


 Believing that
 no single in-
 vestment manager
 can deliver out-
 standing perfor-
 mance in every
 investment cate-
 gory, only those
 advisers who
 have distin-
 guished them-
 selves within
 their areas of
 specialization
 are selected to
 advise our mu-
 tual funds.

 ..........................


MANAGEMENT       SEI FINANCIAL MANAGEMENT CORPORATION ("SFM") serves as the
PROFILE          investment adviser to the Core Fixed Income, Bond and High
                 Yield Bond Portfolios. BEA ASSOCIATES serves as investment sub-adviser to the High Yield Bond Portfolio. BLACK ROCK FI-
                 NANCIAL MANAGEMENT, INC., FIRSTAR INVESTMENT RESEARCH & MAN-
                 AGEMENT COMPANY and WESTERN ASSET MANAGEMENT each serve as investment sub-adviser to a portion of the assets of Core
                 Fixed Income Portfolio. BOATMEN'S TRUST COMPANY

                 serves as the investment sub-
                 adviser to the Bond Portfo-
                 lio. SFM serves as the man-
                 ager and shareholder servic-
                 ing agent of the Trust. DST
                 Systems, Inc. acts as the
                 transfer agent (the "Transfer
                 Agent") of the Class D shares
                 of the Trust. SEI Financial
                 Services Company acts as dis-
                 tributor of the Trust's
                 shares. See "The Manager and
                 Shareholder Servicing Agent,"
                 "The Advisers," and "The Sub-
                 Advisers" and "Distribution."

YOUR ACCOUNT     You may open an account with just $1,000, and make additional
AND DOING        investments with as little as $100. Class D shares of the
BUSINESS WITH    Portfolios are offered at net asset value per share plus a
US               maximum sales charge at the time of purchase of 4.50%.
                 Shareholders who purchase higher amounts may qualify for a reduced sales charge. Redemptions of a Portfolio's shares are made at net asset value per share. See "Your Account and Doing Business with Us" and "Additional Information About
                 Doing Business with Us."


DIVIDENDS        Substantially all of the net investment income (exclusive of capital gains) of each Portfolio is distributed in the form of dividends that will be paid daily. Any realized net capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See "Dividends."


INFORMATION/     For more information about Class D shares, call 1-800-437-
SERVICE          6016.
CONTACTS

SHAREHOLDER TRANSACTION EXPENSES (as a percentage of offering price)_____Class D

--------------------------------------------------------------------------------

                                                                        HIGH
                                                 CORE FIXED             YIELD
                                                   INCOME     BOND      BOND
                                                 PORTFOLIO  PORTFOLIO PORTFOLIO
                                                 ---------- --------- ---------
Maximum Sales Charge Imposed on Purchases          4.50%      4.50%     4.50%
Maximum Sales Charge Imposed on Reinvested Div-
idends                                              None       None      None
Redemption Fees (1)                                 None       None      None

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)
-------------------------------------------------------------------------------

Management/Advisory Fees (after fee waiver) (2)     .43%       .41%      .65%
12b-1 Fees (after fee waiver) (3)                   .33%       .35%      .35%
Other Expenses                                      .19%       .19%      .25%
-------------------------------------------------------------------------------
Total Operating Expenses (after fee waiver) (4)     .95%       .95%     1.25%
-------------------------------------------------------------------------------

(1) A charge, currently $10.00, is imposed on wires of redemption proceeds of the Portfolios' Class D shares.

(2) SEI Financial Management Corporation ("SFM") has agreed to waive, on a voluntary basis, a portion of its management fee, and the management/advisory fee shown reflect this voluntary waiver. SFM reserves the right to terminate this waiver at any time in its sole discretion. Absent such fee waiver, management/advisory fees would be: Core Fixed Income Portfolio, .555%; Bond Portfolio, .555%; and High Yield Bond Portfolio, .8375%. Management/Advisory fees, and therefore Total Operating Expenses, have been restated to reflect current expenses.

(3) The 12b-1 fees shown include both the Portfolio's current 12b-1 budget for reimbursement of expenses and the Distributor's voluntary waiver of a portion of its compensatory fee. The Distributor reserves the right to terminate its waiver at any time in its sole discretion. The maximum 12b-1 fees payable by the Class D shares of each Portfolio are .60%.


(4) Absent the voluntary fee waivers described above, total operating expenses for Class D shares would be: Core Fixed Income Portfolio, 1.13%; Bond Portfolio, 1.15%; and High Yield Bond Portfolio, 1.49%. Additional information may be found under "The Adviser," "The Sub-Advisers" and "The Manager and Shareholder Servicing Agent."

EXAMPLE

-------------------------------------------------------------------------------
                                                  1 YR.  3 YRS. 5 YRS.  10 YRS.
                                                  ------ ------ ------- -------
 An investor would pay the following expenses on
 a $1000 investment assuming
 (1) imposition of the maximum sales load, (2)
 5% annual return and (3) redemption at the end
 of each time period:
 Core Fixed Income Portfolio                      $54.00 $74.00 $ 95.00 $156.00
 Bond Portfolio                                   $54.00 $74.00 $ 95.00 $156.00
 High Yield Bond Portfolio                        $57.00 $83.00 $111.00 $189.00
-------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Class D shares of each Portfolio. A person who purchases shares through an account with a financial institution may be charged separate fees by that institution. The information set forth in the foregoing table and example relates only to the Class D shares. Each Portfolio also offers Class A shares, which are subject to the same expenses, except that there are no sales loads, different distribution costs and no transfer agent costs. Additional information may be found under "The Manager and Shareholder Servicing Agent," "The Adviser," "The Sub-Advisers" and "Distribution."

The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for reduced sales charges. See "Your Account and Doing Business with Us" and "Additional Information About Doing Business with Us."

Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by the Rules of Fair Practice (the "Rules") of the National Association of Securities Dealers, Inc. ("NASD").

FINANCIAL HIGHLIGHTS ___________________________________________________________

The following information has been audited by Price Waterhouse LLP, the Trust's independent accountants, as indicated in their report dated November 10, 1995 on the Trust's financial statements as of September 30, 1995 included in the Trust's Statement of Additional Information under "Financial Statements." Additional performance information is set forth in the 1995 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-437-6016. This table should be read in conjunction with the Trust's financial statements and notes thereto.

FOR A CLASS D SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                          Distributions                                            Ratio of Net
         Net Asset            Net Realized and Dividends      from                                       Ratio of   Investment
           Value      Net        Unrealized     from Net    Realized    Net Asset           Net Assets   Expenses     Income
         Beginning Investment  Gains (Losses)  Investment    Capital    Value End  Total      End of    to Average  to Average
         of Period   Income    on Securities     Income       Gains     of Period Return   Period (000) Net Assets  Net Assets
-------------------------------------------------------------------------------------------------------------------------------
------------------------------
CORE FIXED INCOME PORTFOLIO(A)
------------------------------
CLASS D
 1995     $ 9.65     $0.62         $ 0.79        $(0.62)     $  --       $10.44    15.24%*     $209       0.95%       6.17%
 1994(1)    9.77      0.21          (0.15)        (0.18)        --         9.65     3.29%*       44       0.92%       5.91%
                                       Ratio of
                                          Net
                            Ratio of  Investment
                            Expenses    Income
                           to Average to Average
                           Net Assets Net Assets Portfolio
                           (Excluding (Excluding Turnover
                            Waivers)   Waivers)    Rate
----------------------------------------------------------
------------------------------
CORE FIXED INCOME PORTFOLIO(A)
------------------------------
CLASS D
 1995                      1.09%      6.03%      294%
 1994(1)                   1.00%      5.83%      370%

                                                          Distributions                                            Ratio of Net
         Net Asset            Net Realized and Dividends      from                                       Ratio of   Investment
           Value      Net        Unrealized     from Net    Realized    Net Asset           Net Assets   Expenses     Income
         Beginning Investment  Gains (Losses)  Investment    Capital    Value End  Total      End of    to Average  to Average
         of Period   Income    on Securities     Income       Gains     of Period Return   Period (000) Net Assets  Net Assets
-------------------------------------------------------------------------------------------------------------------------------
--------------
BOND PORTFOLIO
--------------
CLASS D
 1995     $ 9.94     $0.62         $ 1.00        $(0.65)     $(0.07)     $10.84    16.97%      $121       0.95%       5.96%
 1994      12.24      0.58          (1.64)        (0.56)      (0.68)       9.94   (9.37)%*      106       0.95%       5.38%
 1993(2)   12.07      0.07           0.15         (0.05)        --        12.24    14.75%         2       0.95%       4.66%
                                       Ratio of
                                          Net
                            Ratio of  Investment
                            Expenses    Income
                           to Average to Average
                           Net Assets Net Assets Portfolio
                           (Excluding (Excluding Turnover
                            Waivers)   Waivers)    Rate
----------------------------------------------------------
--------------
BOND PORTFOLIO
--------------
CLASS D
 1995                      1.10%      5.81%       79%
 1994                      1.86%      4.47%       73%
 1993(2)                   1.06%      4.55%       47%

  * Sales load is not reflected in total return.

(1) Core Fixed Income Class D shares were offered beginning May 9, 1994. All ratios including total return for that period have been annualized.

(2) Bond Class D shares were offered beginning August 16, 1993. All ratios including total return for that period have been annualized.

 ...............................................................................

[SYMBOL APPEARS HERE]

WHAT IS AN
INTERMEDIARY?


 Any entity, such as a bank, broker-dealer, other financial institution, as-sociation or organization which has entered into an arrangement with the Dis-tributor to sell Class D shares to its custom-ers.

 ................................................................................


YOUR ACCOUNT AND DOING BUSINESS WITH US____________________________________

Class D shares of the Portfolios are sold on a continuous basis and may be purchased directly from the Trust's Distributor, SEI Financial Services
Company. Shares may also be purchased through financial institutions, broker-dealers, or other organizations which have established a dealer agreement or other arrangement with SEI Financial Services Company ("Intermediaries"). For more information about the following topics, see "Additional Information About Doing Business with Us."
--------------------------------------------------------------------------------

HOW TO BUY,      Class D shares of the Portfolios may be purchased through
SELL             Intermediaries which provide various levels of shareholder
AND EXCHANGE     services to their customers. Contact your Intermediary for
SHARES THROUGH   information about the services available to you and for
INTERMEDIARIES   specific instructions on how to buy, sell and exchange shares.
                 To allow for processing and transmittal of orders to the Distributor on the same day, Intermediaries may impose earlier cut-off times for receipt of purchase orders.
                 Certain Intermediaries may charge customer account fees.
                 Information concerning shareholder services and any charges will be provided to the customer by the Intermediary. Certain of these Intermediaries may be required to register as broker/dealers under state law.

                    The shares you purchase through an Intermediary may be
                 held "of record" by that Intermediary. If you want to transfer the registration of shares beneficially owned by you, but held "of record" by an Intermediary, you should call the Intermediary to request this change.


HOW TO BUY       Application forms can be obtained by calling 1-800-437-6016.
SHARES FROM      Class D shares of the Portfolios are offered only to
THE              residents of states in which the shares are eligible for
DISTRIBUTOR      purchase.

Opening an
Account
By Check

                 You may buy Class D shares by mailing a completed application and a check (or other negotiable bank instrument or money order) payable to "Class D shares (Portfolio Name)." If you send a check that does not clear, the purchase will be canceled and you could be liable for any losses or fees incurred.


By Fed Wire      To buy shares by Fed Wire, call toll-free 1-800-
                 437-6016.

Automatic        You may systematically buy Class D shares through deductions
Investment       from your checking or savings accounts, provided these
Plan ("AIP")     accounts are maintained through banks which are part of the
                 Automated Clearing House ("ACH") system. You may purchase shares on a fixed schedule (semi-monthly or monthly) with amounts as low as $25, or as high as $100,000. Upon notice, the amount you commit to AIP may be changed or canceled at any time. The AIP is subject to account minimum initial puchase amounts and minimum maintained balance requirements discussed under "Additional Information About Doing Business
                 With Us."

OTHER
INFORMATION       Your purchase is subject to a sales charge which varies
ABOUT BUYING      depending on the size of your purchase. The following table
SHARES            shows the regular sales charges on Class D shares of the
                  Portfolios to a "single purchaser," together with the
Sales Charges     reallowance paid to dealers and the agency commission paid to brokers (collectively the "commission"):

                  ------------------------------------------------------------------------------------------

                                                                      SALES CHARGE       REALLOWANCE AND
                                                   SALES CHARGE AS   AS APPROPRIATE    BROKERAGE COMMISSION
                                                   A PERCENTAGE OF    PERCENTAGE OF      AS PERCENTAGE OF
                  AMOUNT OF PURCHASE               OFFERING PRICE  NET AMOUNT INVESTED    OFFERING PRICE
                  ------------------------------------------------------------------------------------------
                  less than   $50,000                     4.50%             4.71%               4.00%
                  $50,000 but  less than $100,000         4.00%             4.17%               3.50%
                  $100,000 but  less than $250,000        3.50%             3.63%               3.00%
                  $250,000 but  less than $500,000        2.50%             2.56%               2.00%
                  $500,000 but less than $1,000,000       2.00%             2.04%               1.75%
                  $1,000,000 but less than $2,000,000     1.00%             1.01%               1.00%
                  $2,000,000 but less than $4,000,000      .50%              .50%                .50%
                  Over $4,000,000                          none              none                none
                  ------------------------------------------------------------------------------------------

                     The commissions shown in the table above apply to sales
                  through Intermediaries. Under certain circumstances, commissions up to the amount of the entire sales charge may be re-allowed to certain Intermediaries, who might then be deemed to be "underwriters" under the Securities Act of 1933, as amended.

Right of          A Right of Accumulation allows you, under certain
Accumulation      circumstances, to combine your current purchase with the
                  current market value of previously purchased shares of each Portfolio and Class D shares of other portfolios ("Eligible
                  Portfolios") in order to obtain a reduced sales charge.

Letter of         A Letter of Intent allows you, under certain circumstances,
Intent            to aggregate anticipated purchases over a 13-month period to obtain a reduced sales charge.

Sales Charge      Certain shareholders may qualify for a sales charge waiver.
Waiver            To determine whether or not you qualify for a sales charge waiver see "Additional Information About Doing Business with
                  Us." Shareholders who qualify for a sales charge waiver must notify the Transfer Agent before purchasing shares.

 ................................................................................

[SYMBOL APPEARS HERE]

HOW DOES AN
EXCHANGE
TAKE PLACE?

 When making an exchange, you authorize the sale of your shares of one or more Portfolios in order to purchase the shares of another Portfolio. In other words, you are executing a sell order and then a buy order. This sale of your shares is a taxable event which could result in a taxable gain or loss.

 ................................................................................
 ................................................................................


EXCHANGING       Once good payment for your shares has been received and
SHARES           accepted (i.e., an account has been established), you may
When Can You     exchange some or all of your shares for Class D shares of
Exchange         other portfolios. Exchanges are made at net asset value plus
Shares?          any applicable sales charge.


When Do Sales    Portfolios that are not money market portfolios currently
Charges Apply    impose a sales charge on Class D shares. If you exchange
to an            into one of these "non-money market" portfolios, you will
Exchange?        have to pay a sales charge on any portion of your exchanged
                 Class D shares for which you have not previously paid a sales charge.

                    If you previously paid a sales charge on your Class D
                 shares, no additional sales charge will be assessed when you exchange those Class D shares for other Class D shares.

                    If you buy Class D shares of a "non-money market" portfolio and you receive a sales charge waiver, you will be deemed to have paid the sales charge for purposes of this exchange privilege. In calculating any sales charge payable on your exchange, the Trust will assume that the first shares you exchange are those on which you have already paid a sales charge. Sales charge waivers may also be available under certain circumstances described in the SEI Funds' prospectuses.


                    The Trust reserves the right to change the terms and
                 conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon 60 days' notice. The Trust also reserves the right to deny an exchange request made within 60 days of the purchase of a "non-money market" portfolio.

Requesting an    To request an exchange, you must provide proper instructions
Exchange of      in writing to the Transfer Agent. Telephone exchanges will
Shares           also be accepted if you previously elected this option on
                 your account application.

                    In the case of shares held "of record" by an Intermediary
                 but beneficially owned by you, you should contact the Intermediary who will contact the Transfer Agent and effect the exchange on your behalf.

 ...............................................................................
[SYMBOL APPEARS HERE]
WHAT IS A
SIGNATURE
GUARANTEE?

 A signature guarantee verifies the authenticity of your signature and may be obtained from any of the following: banks, brokers, dealers, certain credit unions, securities ex-change or asso-ciation, clear-ing agency or savings associa-tion. A notary public cannot provide a signa-ture guarantee.
 ................................................................................
 ................................................................................

[SYMBOL APPEARS HERE]

WHAT ARE
INVESTMENT
OBJECTIVES AND
POLICIES?

 A Portfolio's investment ob-jective is a statement of what it seeks to achieve. It is important to make sure that the investment objective matches your own financial needs and circumstanc-es. The invest-ment policies section spells out the types of securities in which each Port-folio invests.
 ...............................................................................

 ................................................................................


HOW TO SELL      To sell your shares, a written request for redemption in good
SHARES THROUGH   order must be received by the Transfer Agent. Valid written
THE DISTRIBUTOR  redemption requests will be effective on receipt. All shareholders of record must sign the redemption request.

By Mail             For information about the proper form of redemption
                 requests, call 1-800-437-6016. You may also have the proceeds mailed to an address of record or mailed (or sent by ACH) to a commercial bank account previously designated on the Account Application or specified by written instruction to the Transfer Agent. There is no charge for having redemption requests mailed to a designated bank account.

By Telephone     You may sell your shares by telephone if you previously
                 elected that option on the Account Application. You may have the proceeds mailed to the address of record, wired or sent by ACH to a commercial bank account previously designated on the Account Application. Under most circumstances, payments will be transmitted on the next Business Day following receipt of a valid telephone request for redemption. Wire redemption requests may be made by calling 1-800-437-6016. A wire redemption charge (presently $10.00) will be deducted from the amount of the redemption.

Systematic       You may establish a systematic withdrawal plan for an account
Withdrawal       with a $10,000 minimum balance. Under the plan, redemptions
Plan ("SWP")     can be automatically processed from accounts (monthly,
                 quarterly, semi-annually or annually) by check or by ACH with a minimum redemption amount of $50.

INVESTMENT OBJECTIVES ANDPOLICIES ______________________________________________



CORE FIXED       The investment objective of the Core Fixed Income
INCOME           Portfolio (formerly the Intermediate Bond Portfolio)
PORTFOLIO        is current income consistent with the preservation of
                 capital. There can be no assurance that the Portfolio will achieve its investment objective.

                    Under normal market conditions, the Portfolio will invest at least 65% of its total assets in fixed income securities that are rated investment grade or better, i.e., rated in one of the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO") at the time of purchase, or, if not rated, determined to be of comparable quality by the advisers. Fixed income securities rated in the fourth highest rating category lack outstanding investment characteristics, and have speculative characteristics as well. Fixed income securities in which the Portfolio may invest consist of: (i) corporate bonds and debentures, (ii) obligations issued by the United States Government, its agencies and instrumentalities, (iii) municipal securities of issuers located in all fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions, consisting of municipal bonds, municipal notes, tax-exempt commercial paper and municipal lease obligations,
                  (iv) receipts involving U.S. Treasury obligations, (v) mortgage-backed securities, (vi) asset-backed securities, and (vii) zero coupon, pay-in-kind or deferred payment securities.

                     Any remaining assets may be invested in (i) interest-only
                  and principal-only components of mortgage-backed securities,
                  (ii) mortgage dollar rolls, (iii) securities issued on a when-issued and delayed-delivery basis, including TBA mortgage-backed securities, (iv) warrants, (v) money market securities, and (vi) Yankee obligations. In addition, the Portfolio may purchase or write options, futures (including futures on U.S. Treasury obligations and Eurodollar instruments) and options on futures.

                     Duration is a measure of the expected life of a fixed
                  income security on a cash flow basis. Most debt obligations provide interest payments and a final payment at maturity. Some also have put or call provisions that allow the security to be redeemed at specified dates prior to maturity. Duration incorporates yield, coupon interest payments, final maturity and call features into a single measure. The advisers therefore consider it a more accurate measure of a security's expected life and sensitivity to interest rate changes than is the security's term to maturity.

                     The Core Fixed Income Portfolio invests in a portfolio
                  with a dollar-weighted average duration that will, under normal market conditions, stay within plus or minus 20% of what the advisers believe to be the average duration of the domestic bond market as a whole. The advisers base their analysis of the average duration of the domestic bond market on bond market indices which they believe to be representative. The advisers currently use the Lehman Aggregate Bond Index for this purpose.

                     The Portfolio's portfolio turnover rate may exceed 100%.
                  Such a turnover rate may lead to higher transaction costs and may result in higher taxes for shareholders. See "Taxes."

                     The Portfolio's investment adviser is SEI Financial
                  Management Corporation and its investment sub-advisers are BlackRock Financial Management, Inc., Firstar Investment Research & Management Company and Western Asset Management Company.

BOND PORTFOLIO    The investment objective of the Bond Portfolio is current
                  income consistent with preservation of capital. There can be no assurance that the Portfolio will achieve its investment objective.

                     Under normal market conditions, the Portfolio will invest
                  at least 65% of its total assets in fixed income securities that are rated investment grade or better, i.e., rated in one of the four highest rating categories by an NRSRO at the time of purchase, or, if not rated, determined to be of comparable quality by the advisers. Fixed income securities rated in the fourth highest rating category lack outstanding investment characteristics, and have speculative characteristics as well. Fixed income securities in which the Portfolio may invest consist of: (i) corporate bonds and debentures, (ii) obligations issued by the United States Government, its agencies and instrumentalities, (iii) receipts involving U.S. Treasury obligations, (iv) mortgage-backed securities, (v) asset-backed securities, and (vi) zero coupon, pay-in-kind or deferred payment securities.

                     Any remaining assets may be invested in (i) convertible
                  securities, (ii) securities issued on a when-issued and delayed-delivery basis, including TBA mortgage-backed securities, and (iii) Yankee obligations. In addition, the Portfolio may purchase or write options, futures and options, on futures.

                     There are no restrictions on the Portfolio's maturity.

                     The Portfolio's investment adviser is SEI Financial
                  Management Corporation and its investment sub-adviser is Boatmen's Trust Company.

HIGH YIELD BOND   The investment objective of the High Yield Bond Portfolio is
PORTFOLIO         to maximize total return. There can be no assurance that the
                  Portfolio will achieve its investment objective.

                     Under normal market conditions, the Portfolio will invest
                  at least 65% of its total assets in fixed income securities that are rated below investment grade, i.e., rated below the top four rating categories by an NRSRO at the time of purchase, or, if not rated, determined to be of comparable quality by the advisers. Below investment grade securities are commonly referred to as "junk bonds," and generally entail increased credit and market risk. Securities rated in the lowest rating categories may have predominantly speculative characteristics or may be in default. The achievement of the Portfolio's investment objective may be more dependent on the advisers' own credit analysis than would be the case if the Portfolio invested in higher rated securities. There is no bottom limit on the ratings of high yield securities that may be purchased or held by the Portfolio.

                     The Portfolio may invest in all types of fixed income
                  securities issued by domestic and foreign issuers, including: (i) mortgage-backed securities, (ii) asset-backed securities, (iii) zero coupon, pay-in-kind or deferred payment securities and (iv) variable and floating rate instruments.

                     Any assets of the Portfolio not invested in the fixed
                  income securities described above may be invested in (i) convertible securities, (ii) preferred stocks, (iii) equity securities, (iv) investment grade fixed income securities,
                  (v) money market securities, (vi) securities issued on a when-issued and delayed-delivery basis, including TBA mortgage-backed securities, (vii) forward foreign currency contracts, and (viii) Yankee obligations. In addition, the Portfolio may purchase or write options, futures and options on futures.

                     The advisers may vary the average maturity of the
                  securities in the Portfolio without limit and there is no restriction on the maturity of any individual security.

                     The "Appendix" to this Prospectus sets forth a
                  description of the bond rating categories of several NRSROs. Ratings of each NRSRO represents its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, although the advisers will consider ratings, they will perform their own analyses and will not rely principally on ratings. The advisers will consider, among other things, the price of the security and the financial history and condition, the prospects and the management of an issuer in selecting securities for the Portfolio.

                     The Portfolio's investment adviser is SEI Financial
                  Management Corporation and its investment sub-adviser is BEA Associates.

GENERAL INVESTMENT POLICIES ____________________________________________________

Borrowing         Each Portfolio may borrow money to meet redemptions for
                  temporary, emergency purposes. A Portfolio will not purchase securities while its borrowings exceed 5% of its total assets.

Illiquid          Each Portfolio 's investment in illiquid securities will be
Securities        limited to 15% of its net assets.

Investment        Each Portfolio may purchase investment company securities,
Company           which will result in the layering of expenses. There are
Securities        legal limits on the amount of such securities that may be
                  acquired by a Portfolio.

Securities        Each Portfolio may lend its securities in order to realize
Lending           additional income.

Temporary         In order to meet liquidity needs or for temporary defensive
Defensive         purposes, each Portfolio may invest up to 100% of its assets
Investments       in cash and money market securities. Money market securities must be rated in one of the top two categories by an NRSRO or, if unrated, be of comparable quality as determined by the Portfolio's advisers. To the extent a Portfolio is engaged in temporary defensive investing, the Portfolio will not be pursuing its investment objective.

                     For additional information regarding the Portfolios'
                  permitted investments, see "Risk Factors," "Description of Permitted Investments and Risk Factors" in this Prospectus and "Description of Permitted Investments" in the Statement of Additional Information. For a description of the above ratings, see "Description of Ratings" in the "Appendix" to this Prospectus and the Statement of Additional Information.

RISK FACTORS ______________________________________________________________

Equity            Investments in equity securities in general are subject to
Securities        market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the Issuer and any call provision. Fluctuations in the value of equity securities in which a Portfolio invests will cause the net asset value of the Portfolio to fluctuate.

Fixed Income      The market value of a Portfolio's fixed income investments
Securities        will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise.
                  Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Changes by an NRSRO in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments.
                  Changes in the value of a Portfolio's securities will not affect cash income derived from these securities but will affect the Portfolio's net asset value.


                     Securities held by a Portfolio that are guaranteed by the
                  U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of a Portfolio's shares.

                     There is a risk that the current interest rate on
                  floating and variable rate instruments may not accurately reflect existing market interest rates.

Foreign           Investing in the securities of foreign companies and the
Securities and    utilization of forward foreign currency contracts involve
Foreign           special risks and considerations not typically associated
Currency          with investing in U.S. companies. These risks and
Contracts         considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S.
                  investment in foreign countries and potential restrictions of the flow of international capital and currencies. Foreign companies may also be subject to less government regulation than U.S. companies. Moreover, the dividends payable on the foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

                     By entering into forward foreign currency contracts, a
                  Portfolio will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.

High Yield,       The High Yield Bond Portfolio may invest in lower rated
Lower Rated       securities. Fixed income securities are subject to the risk
Bonds             of an issuer's ability to meet principal and interest
                  payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rate or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

                     The high yield market is relatively new and its growth
                  has paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Portfolio's advisers could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore the Portfolio may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio's net asset value.


                     Prices for high yield securities may be affected by
                  legislative and regulatory developments. These laws could adversely affect the Portfolio's net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

                     For example, federal legislation requiring the
                  divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years. Lower rated or unrated debt obligations also present risks based on payment expectations. If an Issuer calls the obligations for redemption, the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Portfolio's investment portfolio and increasing the exposure of the Portfolio to the risks of high yield securities.

Mortgage-Backed   Mortgage-backed securities are subject to prepayment of the
Securities        underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying these securities can be expected to accelerate. When the mortgaged-backed securities held by a Portfolio are prepaid, the Portfolio must reinvest the proceeds in securities the yield of which reflects prevailing interest rates, which may be lower than the yield of the prepaid security.

Zero Coupon       Zero coupon obligations may be subject to greater
Obligations       fluctuations in value due to interest rate changes than
                  interest bearing obligations. A Portfolio will be required to include the imputed interest in zero coupon obligations in its current income. Because a Portfolio distributes all of its net investment income to shareholders, a Portfolio may have to sell portfolio securities to distribute the income attributable to these obligations and securities at a time when the advisers would not have chosen to sell such obligations or securities and which may result in a taxable gain or loss.

INVESTMENT LIMITATIONS _________________________________________________________

                  The investment objective and investment limitations are fundamental policies of the Portfolios. Fundamental policies cannot be changed with respect to the Trust or a Portfolio without the consent of the holders of a majority of the Trust's or that Portfolio's outstanding shares.
                  No Portfolio may:

                  1. With respect to 75% of its assets, (i) purchase
                     securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

                  2. Purchase any securities which would cause more than 25%
                     of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.
                     The foregoing percentage limitations will apply at the
                  time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE MANAGER AND SHAREHOLDERSERVICING AGENT _____________________________________

                  SEI Financial Management Corporation ("SFM") provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and acts as shareholder servicing agent.


                     For its management services, SFM is entitled to a fee
                  which is calculated daily and paid monthly at an annual rate of .28% of the average daily net assets of the Core Fixed

 ................................................................................

[SYMBOL APPEARS HERE]
INVESTMENT
ADVISER


 A Portfolio's advisers manage the investment activities and are responsible for the performance of the Portfolio. The advisers conduct investment research, executes investment strategies based on an assessment of economic and market conditions, and determine which securities to buy, hold or sell.

 ................................................................................

 ................................................................................

                 Income Portfolio, .28% of the average daily net assets of the Bond Portfolio and .35% of the average daily net assets of the High Yield Bond Portfolio. SFM has voluntarily agreed to waive a portion of its fees in order to limit the operating expenses of each Portfolio. SFM reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time.

                    For the fiscal year ended September 30, 1995 the
                 Portfolios paid SFM the following management fees (based on each Portfolio's average daily net assets after fee waivers):
                 Core Fixed Income, .30%; Bond Portfolio, .26%; and High Yield Bond Portfolio, .16%.

                    The Trust and DST Systems, Inc., 210 W. 10th Street,
                 Kansas City, MO 64105, have entered into a separate transfer agent agreement with respect to the Class D shares of the Trust. Under this agreement, DST acts as the transfer agent and dividend disbursing agent (the "Transfer Agent") for the Class D shares of the Trust.

MULTI-MANAGER DIVERSIFICATION _____________________________________________

                 SFM serves as investment adviser (the "Adviser") to each Portfolio. Within each Portfolio one or more investment sub-advisers (each, a "Sub-Adviser," and together, the "Sub-Advisers") are utilized to select that Portfolio's investments. These Sub-Advisers specialize in the distinct investment style or styles that each Portfolio is designed to capture.

                    The Adviser has general oversight responsibility for the
                 investment advisory services provided to the Portfolios, including formulating the Portfolios' investment policies and analyzing economic trends affecting the Portfolios. In addition, SFM, where it is the Adviser to a Portfolio, is responsible for (i) managing the allocation of assets among the


                 Portfolio's Sub-Advisers, (ii) directing and evaluating the investment services provided by the Sub-Advisers, including their adherence to the Portfolio's respective investment objective and policies and the Portfolio's investment performance, and (iii) managing the cash portion of the Portfolio's assets. In accordance with each Portfolio's investment objective and policies, and under the supervision of the Adviser and the Trust's Board of Trustees, each Sub-Adviser is responsible for the day-to-day investment management of all or a discrete portion of the assets of a Portfolio. The Adviser and Sub-Advisers are authorized to make investment decisions for the Portfolios and place orders on behalf of the Portfolios to effect the investment decisions made.


                    SFM monitors the compliance of the advisers of each
                 Portfolio with regulatory and tax regulations, such as portfolio concentration and diversification. For the most part compliance with these requirements by each adviser with respect to its portion of a Portfolio will assure compliance by that Portfolio as a whole. In addition, SFM monitors positions taken by each of a Portfolio's advisers and will notify the advisers of any developing situations to help ensure that investments do not run afoul of the short-short test or the wash sale rules. To the extent that having multiple advisers responsible for investing separate portions of the Portfolio's assets creates the need for coordination among the advisers, there is an increased risk that the Portfolio will not comply with these regulatory and tax requirements.

                     It is possible that different advisers of a Portfolio
                  could take opposite actions within a short period of time with respect to a particular security. For example, one adviser could buy a security for the Portfolio and shortly thereafter another adviser could sell the same security from the portion of the Portfolio allocated to it. If in these circumstances the securities could be transferred from one adviser's portion of the Portfolio to another, the Portfolio could avoid transaction costs and could avoid creating possible wash sales and short-short gains under the Internal Revenue Code of 1986, as amended (the "Code"). Such transfers are not practicable but the advisers do not believe that there will be material adverse effects on the Portfolio as a result. First, it does not appear likely that there will be substantial overlap in the securities acquired for a Portfolio by the various advisers. Moreover, the advisers would probably only rarely engage in the types of offsetting transactions described above, especially within a short time period. Therefore, it is a matter of speculation whether offsetting transactions would result in any significant increases in transaction costs or have significant tax consequences. With respect to the latter, the advisers have established procedures with respect to the short-short test which are designed to prevent realization of short-short gains in excess of Code limits. It is true that wash sales could occur in spite of the efforts of SFM, but the Board of Trustees believes that the benefit of using multiple advisers outweighs the consequences of any wash sales.
                     SFM is currently seeking an exemptive order from the
                  Securities and Exchange Commission (the "SEC") that would permit SFM, with the approval of the Trust's Board of Trustees, to retain sub-advisers for a Portfolio without submitting the sub-advisory agreement to a vote of the Portfolio's shareholders. If granted, the exemptive relief will permit the non-disclosure of amounts payable by SFM under such sub-advisory agreements. The Trust will notify shareholders in the event of any change in the identity of the sub-adviser for a Portfolio. Until or unless this exemptive order is granted, if one of the advisers is terminated or departs from a Portfolio with multiple advisers, the Portfolio will handle such termination or departure in one of two ways. First, the Portfolio may propose that a new investment adviser be appointed to manage that portion of the Portfolio's assets managed by the departing adviser. In this case, the Portfolio would be required to submit to the vote of the Portfolio's shareholders the approval of a investment advisory contract with the new adviser. In the alternative, the Portfolio may decide to allocate the departing adviser's assets among the remaining advisers. This allocation would not require new investment advisory contracts with the remaining advisers, and consequently no shareholder approval would be necessary.

THE ADVISER _______________________________________________________________

SEI FINANCIAL     SEI Financial Management Corporation ("SFM") serves as
MANAGEMENT        investment adviser to the Core Fixed Income, Bond and High
CORPORATION       Yield Bond Portfolios. SFM is a wholly-owned subsidiary of
                  SEI Corporation ("SEI"), a financial services company
                  located in Wayne, PA. The principal business address of SFM is 680 East Swedesford Road, Wayne, PA 19087-1658. SEI was
                  founded in 1968 and is a leading provider of investment
                  solutions to banks, institutional investors, investment
                  advisers and insurance companies. Affiliates of SFM have
                  provided consulting advice to institutional investors for
                  more than 20 years, including advice regarding the selection and evaluation of investment advisers. SFM currently serves as manager or administrator to more than 26 investment
                  companies, including more than 220 portfolios, which
                  investment companies have more than $   billion in assets as
                  of September 30, 1995.

                     For these advisory services, SFM is entitled to a fee,
                  which is calculated daily and paid monthly, at an annual rate of .275% of the Core Fixed Income Portfolio's average daily net assets, .275% of the Bond Portfolio's average daily net assets and .4875% of the High Yield Bond Portfolio's average daily net assets.

THE SUB-ADVISERS __________________________________________________________

BEA ASSOCIATES       BEA Associates ("BEA") serves as Sub-Adviser for the High
                  Yield Bond Portfolio. BEA is a general partnership organized under the laws of the State of New York and, together with its predecessor firms, has been engaged in the investment advisory business for over 50 years. BEA's principal offices are located at One Citicorp Center, 153 East 53rd Street, New York, NY 10022. Credit Suisse Capital Corporation
                  ("CS Capital") is an 80% partner in BEA and Basic Appraisals, Inc. is a 20% partner in BEA. CS Capital is a wholly-owned subsidiary of Credit Suisse Investment Corporation, which is a wholly-owned subsidiary of Credit Suisse, the second largest Swiss bank, which in turn is a subsidiary of CS Holding, a Swiss Corporation. No one person or entity possesses a controlling interest in Basic Appraisals, Inc. BEA is registered as an investment adviser under the Investment Act of 1940, as amended (the "1940 Act").

                     BEA is a diversified asset manager, handling global
                  equity, balanced, fixed income and derivative securities accounts for private individuals, as well as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of September 30, 1995, BEA managed approximately $28.6 billion in assets.

                     The Portfolio's assets have been managed by Richard J.
                  Lindquist, C.F.A., since its inception. Mr. Lindquist joined BEA in 1995 as a result of BEA's acquisition of CS First Boston Investment Management, and has had 11 years of investment management experience, including 6 years of experience working with high yield bonds. Prior to joining BEA, Mr. Lindquist was with Prudential Insurance Company of America where he managed high yield portfolios totalling approximately $1.3 billion.

                     SFM pays BEA a fee, which is calculated and paid monthly,
                  based on an annual rate of .3375% of the average monthly market value of the assets of the High Yield Portfolio managed by BEA. For the fiscal year ended September 30, 1995, BEA received a sub-advisory fee of .3375%.

BLACKROCK         BlackRock Financial Management Inc. ("BlackRock") serves as
FINANCIAL         Sub-Adviser to a portion of the assets of the Core Fixed
MANAGEMENT,       Income Portfolio. BlackRock, a registered investment
INC.              adviser, is a Delaware corporation with its principal
                  business address at 345 Park Avenue, 30th Floor, New York,
                  NY 10154. BlackRock's predecessor was founded in 1988, and as of September 30, 1995, BlackRock had $33 billion in assets under management. BlackRock is wholly-owned by PNC
                  Asset Management Group, Inc., a wholly-owned subsidiary of PNC Bank, N.A. PNC Bank, N.A.'s ultimate parent is PNC Bank
                  Corp., One PNC Plaza, Pittsburgh, PA 15265. BlackRock provides investment advice to investment companies, trusts, charitable organizations, pension and profit sharing plans and government entities.

                     BlackRock employs a team approach in managing the
                  Portfolio, however, the portfolio manager who has day-to-day responsibility for the Portfolio is Keith Anderson. Mr. Anderson is a Managing Director and Co-Head of Portfolio Management at BlackRock, and has 12 years experience investing in fixed income securities. Prior to founding BlackRock in 1988, Mr. Anderson was a Vice President in Fixed Income Research at The First Boston Corporation.

                     SFM pays BlackRock a fee, which is calculated and paid
                  monthly, based on an annual rate of .15% of the average monthly market value of the assets of the Core Fixed Income Portfolio managed by BlackRock. During the fiscal year ended September 30, 1995, BlackRock did not serve as Sub-Adviser to the Portfolio and therefore did not receive a sub-advisory fee.


BOATMEN'S TRUST   Boatmen's Trust Company ("Boatmen's") serves as Sub-Adviser
COMPANY           for the Bond Portfolio. Boatmen's is a subsidiary of
                  Boatmen's Bancshares, Inc., a multi-bank holding company.
                  Boatmen's provides trust and investment advisory services to a broad array of individual and institutional clients. As of September 30, 1995, Boatmen's total assets under management were approximately $40 billion for a broad spectrum of taxable and tax-exempt clients. The principal business address of Boatmen's is 100 N. Broadway, St. Louis, MO
                  63102.
                     The Portfolio has been managed by a committee since its
                  inception.

                     SFM pays Boatmen's a fee, which is calculated and paid
                  monthly, based on an annual rate of .125% of the average monthly market value of the assets of the Bond Portfolio managed by Boatmen's. For the fiscal year ended September 30, 1995, Boatmen's received a sub-advisory fee of .125%.

                     The Glass-Steagall Act restricts the securities
                  activities of banks such as Boatmen's Bancshares, Inc., but federal regulatory authorities permit such banks to provide investment advisory and other services to mutual funds. Should this position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.

FIRSTAR           Firstar Investment Research & Management Company ("FIRMCO")
INVESTMENT        serves as Sub-Adviser to a portion of the assets of the Core
RESEARCH &        Fixed Income Portfolio. FIRMCO is a registered investment
MANAGEMENT        adviser with its principal business address at 777 East
COMPANY           Wisconsin Avenue, Suite 800, Milwaukee, WI 53202. FIRMCO was
                  founded in 1986, and as of September 30, 1995, it had approximately $15.4 billion in assets under management.
                  FIRMCO is a wholly-owned subsidiary of Firstar Corporation, a bank holding company located at 777 East Wisconsin Avenue, Milwaukee, WI 53202. FIRMCO's clients include pension and profit sharing plans, trusts and estates and one other investment company.

                     Mr. Charles Groeschell, a Senior Vice President of
                  FIRMCO, has been employed by FIRMCO or its affiliates since 1983, and has had 13 years experience in fixed income investing.

                     SFM pays FIRMCO a fee, which is calculated and paid
                  monthly, based on an annual rate of .10% of the average monthly market value of the assets of the Core Fixed Income Portfolio managed by FIRMCO. For the fiscal year ended September 30, 1995, FIRMCO did not serve as Sub-Adviser to the Portfolio and therefore did not receive a sub-advisory fee.

WESTERN ASSET     Western Asset Management Company ("Western") serves as Sub-
MANAGEMENT        Adviser to a portion of the assets of the Core Fixed Income
COMPANY           Portfolio. Western is located at 117 East Colorado
                  Boulevard, Pasadena, CA 91105, and is a wholly owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, MD. Western was founded in 1971, and specializes in the management of fixed income portfolios. As of September 30, 1995, Western managed approximately $17 billion in client assets, including $3 billion of investment company assets.

                     Kent S. Engel, Director and Chief Investment Officer of
                  Western, is primarily responsible for the day-to-day management of the Portfolio since January 19, 1994. Mr. Engel has been with Western and its predecessor since 1969.

                     SFM pays Western a fee, which is calculated and paid
                  monthly, based on an annual rate of .125% of the average monthly market value of the assets of the Core Fixed Income Portfolio managed by Western.

DISTRIBUTION ___________________________________________________________________

                  SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as each Portfolio's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. Each Class of the Trust has adopted a distribution plan (the "Class A Plan" or "Class D Plan," and collectively, "the Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

                     The Class D Plan provides for reimbursement for expenses
                  incurred by the Distributor, in an amount not to exceed .30% of the average daily net assets of each Portfolio, on an annualized basis, provided those expenses are permissible as to both type and amount under a budget adopted by the Board of Trustees, including those who are not interested persons and have no financial interest in the Plan or any related agreement ("Qualified Trustees"). Currently, the budget (shown here as a percentage of average daily net assets) for each Portfolio is set at an annual rate of .08% for the Core Fixed Income Portfolio, .10% for the Bond Portfolio and .10% for the High Yield Bond Portfolio.

                     Distribution-related expenses reimbursable to the
                  Distributor under the budget include those related to the costs of the printing of reports, prospectuses, notices and similar materials for persons other than current shareholders, federal and state securities law registration and the cost of complying with such laws in the distribution of the Trust's shares, advertising expenses and promotional and sales expenses including expenses for travel, communication and compensation and benefits for sales personnel. Distribution expenses not attributable to a specific Portfolio are allocated among each of the Portfolios of the Trust on the basis of their average net assets. The Trust is not obligated to reimburse the Distributor for any expenditures in excess of the approved budget.

                     The Class D Plan, in addition to providing for the
                  reimbursement payments described above, provides for payments to the Distributor at an annual rate of .30% of each Portfolio's average daily net assets attributable to Class D shares. This additional payment may be used to compensate financial institutions that provide distribution-related services to their customers. These payments are characterized as "compensation," and are not directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may therefore be higher or lower than its actual expenses. These additional payments compensate the Distributor for its services in connection with distribution assistance or the provision of shareholder services, and some or all of it may be used to pay financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers (including the Distributor's affiliates and subsidiaries) for services or reimbursement of expenses incurred in connection with distribution assistance or the provision of shareholder services. If the Distributor's expenses are less than its fees under the Class D Plan, the Trust will still pay the full fee and the Distributor will realize a profit, but the Trust will not be obligated to pay in excess of the full fee, even if the Distributor's actual expenses are higher.

                     It is possible that an institution may offer different
                  classes of shares to its customers and thus receive different compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.

                     The Trust may execute brokerage or other agency
                  transactions through the Distributor for which the Distributor may receive compensation.

                     The Distributor may, from time to time in its sole
                  discretion, institute one or more promotional incentive programs, which will be paid for by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Portfolios. Such promotional incentives will be offered uniformly to all shares of the Portfolios, and also will be offered uniformly to all dealers, predicated upon the amount of shares of the Portfolios sold by such dealer.

PERFORMANCE ____________________________________________________________________

                  From time to time, a Portfolio may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.


                     The total return of a Portfolio refers to the average
                  compounded rate of return to a hypothetical investment, net of any sales charge imposed on Class D shares redeemed at the end of the specified period covered by the total return figure, for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions. The total return of a Portfolio may also be quoted as a dollar amount or on an aggregate basis, an actual basis, without inclusion of any front-end or contingent sales charges, or with a reduced sales charge in advertisements distributed to investors entitled to a reduced sales charge.

                     A Portfolio may periodically compare its performance to
                  that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. A Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. A Portfolio may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. A Portfolio may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

                     A Portfolio may quote various measures of volatility and
                  benchmark correlation in advertising and may compare these measures to those of other funds. Measures of

 ................................................................................
[SYMBOL APPEARS HERE]
TAXES

 You must pay taxes on your Portfolio's earnings, whether you take your payments in cash or addi-tional shares.
 ................................................................................

 ................................................................................

[SYMBOL APPEARS HERE]
DISTRIBUTIONS

 A Portfolio distributes income dividends and capital gains. Income dividends represent the earnings from the Portfolio's investments; capital gains distributions occur when a Portfolio sells investments for more than the original purchase price.
 ...............................................................................

 ................................................................................

                 volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

                    For each Portfolio, the performance of Class A shares will normally be higher than the performance of the Class D shares of that Portfolio because of the additional distribution and transfer agent expenses charged to Class D shares.




                    Additional performance information is set forth in the
                 1995 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-437-6016.
TAXES __________________________________________________________________________
                 The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of a Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, and local income taxes. State and local tax consequences of an investment in a Portfolio may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.

Tax Status of    A Portfolio is treated as a separate entity for federal
the Portfolios   income tax purposes and is not combined with the Trust's
                 other portfolios. Each Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on net investment company taxable income (including the excess, if any, of net short-term capital gains over net long-term capital losses) and net capital gains (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders.

Tax Status of    Each Portfolio distributes substantially all of its net
Distributions    investment company taxable income to shareholders. Dividends from a Portfolio's net investment company taxable income are taxable to its shareholders as ordinary income (whether received in cash or in additional shares). Distributions of net capital gains are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held shares. Dividends and distributions received from a Portfolio will not qualify for the corporate dividends-received deduction. Each Portfolio will make annual reports to shareholders of the federal income tax status of all distributions.

 ...............................................................................

[SYMBOL APPEARS HERE]
BUY, EXCHANGE AND
SELL REQUESTS ARE IN
"GOOD ORDER" WHEN:

 . The account number and portfolio name are shown
 . The amount of the transaction is specified in dollars or shares
 . Signatures of all owners appear exactly as they are registered on the account
 . Any required signature guarantees (if applicable) are included
 . Other supporting legal documents (as necessary) are present
 ................................................................................
 ................................................................................

                    Dividends declared by a Portfolio in October, November or
                 December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of the year if paid by a Portfolio at any time during the following January.

                    Each Portfolio intends to make sufficient distributions to avoid liability for federal excise tax applicable to RICs.


                    Each sale, exchange, or redemption of a Portfolio's shares generally is a taxable transaction to the shareholder.

ADDITIONAL INFORMATION ABOUT DOING BUSINESS WITH US ____________________________

Business Days    You may buy, sell or exchange shares on days which the New
                 York Stock Exchange is open for business (a "Business Day").
                 All purchase, exchange and redemption requests received in "good order" will be effective as of the Business Day received by the Transfer Agent as long as the Transfer Agent receives the order and, in the case of a purchase request, payment before 4:00 p.m. Eastern time. Otherwise the purchase will be effective when payment is received. Broker-dealers may have separate arrangements with the Trust regarding the sale of Class D shares.
                    If an exchange request is for shares of a portfolio whose
                 net asset value is calculated as of a time earlier than 4:00 p.m., Eastern time, the exchange request will not be effective until the next Business Day. Anyone who wishes to make an exchange must have received a current prospectus of the portfolio into which the exchange is being made before the exchange will be effected.

Minimum          The minimum initial investment in a Portfolio's Class D
Investments      shares is $1,000; however, the minimum investment may be
                 waived at the Distributor's discretion. All subsequent purchases must be at least $100 ($25 for payroll deductions authorized pursuant to pre-approved payroll deduction plans).
                 The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or its shareholders to accept such order. In addition, because excessive trading (including short-term "market timing" trading) can hurt a Portfolio's performance, each Portfolio may refuse purchase orders from any shareholder account if the accountholder has been advised that previous purchase and redemption transactions were considered excessive in number or amount. Accounts under common control or ownership, including those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose.

Maintaining a     Due to the relatively high cost of handling small
Minimum Account   investments, a Portfolio reserves the right to redeem, at
Balance           net asset value, the shares of any shareholder if, because of redemptions of shares by or on behalf of the shareholder, the account of such shareholder in a Portfolio has a value of less than $1,000, the minimum initial purchase amount.
                  Accordingly, an investor purchasing shares of a Portfolio in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems any of these shares. Before a Portfolio exercises its right to redeem such shares and to send the proceeds to the shareholder, the shareholder will be given notice that the value of the shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in a Portfolio in an amount that will increase the value of the account to at least $1,000. See
                  "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.

                     At various times, a Portfolio may receive a request to
                  redeem shares for which it has not yet received good payment. In such circumstances, redemption proceeds will be forwarded upon collection of payment for the shares; collection of payment may take 10 or more days. A Portfolio intends to pay cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

Net Asset Value   An order to buy shares will be executed at a per share price equal to the net asset value next determined after the receipt of the purchase order by the Distributor plus any applicable sales charge (the "offering price"). No certificates representing shares will be issued. An order to sell shares will be executed at the net asset value per share next determined after receipt and effectiveness of a request for redemption in good order. Net asset value per share is determined as of the close of business of the New
                  York Stock Exchange (currently 4:00 p.m. Eastern time) on each Business Day. Payment to shareholders for shares redeemed will be made within seven days after receipt by the Distributor of the redemption order.

How the Net       The net asset value per share of a Portfolio is determined
Asset Value is    by dividing the total market value of its investments and
Determined        other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. A Portfolio may use a pricing service to obtain the last sale price of each equity or fixed income security held by a Portfolio. In addition, portfolio securities are valued at the last quoted sales price for such securities, or, if there is no such reported sales price on the valuation date, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Net asset value per share is determined as of the close of business of the New York Stock
                  Exchange (currently 4:00 p.m. Eastern time) on each Business
                  Day. Purchases will be made in full and fractional shares of a Portfolio calculated to three decimal places. Although the methodology and procedures for determining net asset value per share are identical for both classes of a Portfolio, the net asset value per share of one class may differ from that of another class because of the different distribution fees charged to each class and the incremental transfer agent fees charged to Class D shares.

Rights of         In calculating the sales charge rates applicable to current
Accumulation      purchases of a Portfolio's shares, a "single purchaser"
                  (defined below) is entitled to combine current purchases with the current market value of previously purchased shares of a Portfolio and Class D shares of other portfolios
                  ("Eligible Portfolios") which are sold subject to a comparable sales charge.

                     The term "single purchaser" refers to (i) an individual,
                  (ii) an individual and spouse purchasing shares of a Portfolio for their own account or for trust or custodial accounts of their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 or 457 of the Code, including related plans of the same employer. Furthermore, under this provision, purchases by a single purchaser shall include purchases by an individual for his/her own account in combination with (i) purchases of that individual and spouse for their joint accounts or for trust and custodial accounts for their minor children and
                  (ii) purchases of that individual's spouse for his/her own account. To be entitled to a reduced sales charge based upon shares already owned, the investor must ask the Transfer Agent for such reduction at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their children (under age 21). A Portfolio may amend or terminate this right of accumulation at any time as to subsequent purchases.

Letter of         By submitting a Letter of Intent (the "Letter") to the
Intent            Transfer Agent, a single purchaser may purchase shares of a
                  Portfolio and the other Eligible Portfolios during a 13-month period at the reduced sales charge rates applying to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. It is the shareholder's responsibility to notify SFM at the time the Letter is submitted that there are prior purchases that may apply.


                     Five percent (5%) of the total amount intended to be
                  purchased will be held in escrow by the Transfer Agent until such purchase is completed within the 13-month period. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, SFM will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference between the sales charge on the shares purchased at the reduced rate and the sales charge otherwise applicable to the total shares purchased. Such purchasers may include the value of all their shares of the Portfolio and of any of the other Eligible Portfolios in the Trust towards the completion of such Letter.

Sales Charge      No sales charge is imposed on shares of a Portfolio: (i)
Waivers           issued in plans of reorganization, such as mergers, asset
                  acquisitions and exchange offers, to which the Trust is a party; (ii) sold to dealers or brokers that have a sales agreement with the Distributor ("participating broker-dealers"), for their own account or for retirement plans for employees or sold to present employees of dealers or brokers that certify to the Distributor at the time of purchase that such purchase is for their own account; (iii) sold to present employees of SEI or one of its affiliates, or of any entity which is a current service provider to the Trust;
                  (iv) sold to tax-exempt organizations enumerated in Section
                  501(c) of the Code or qualified employee benefit plans created under Sections 401, 403(b)(7) or 457 of the Code
                  (but not IRAs or SEPs); (v) sold to fee-based clients of banks, financial planners and investment advisers; (vi) sold to clients of trust companies and bank trust departments;
                  (vii) sold to trustees and officers of the Trust; (viii) purchased with proceeds from the recent redemption of Class
                  D shares of another Portfolio of the Trusts or another class of shares of a portfolio of the Trust, SEI Tax-Exempt Trust, SEI International Trust, SEI Liquid Asset Trust, or SEI
                  Daily Income Trust; (ix) purchased with the proceeds from the recent redemption of shares of a mutual fund with similar investment objectives and policies (other than Class
                  D shares) for which a front-end sales charge was paid (this offer will be extended, to cover shares on which a deferred sales charge was paid, if permitted under regulatory authorities' interpretation of applicable law); or (x) sold to participants or members of certain affinity groups, such as trade associations or membership organizations, which have entered into arrangements with the Distributor. Members of affinity groups should see the Statement of Additional
                  Information or call the Transfer Agent for further information regarding sales charge waivers.

                     An investor relying upon any of the categories of waivers
                  of sales charges must qualify such waiver in advance of the purchase with the Transfer Agent or the financial institution or the intermediary through which shares are purchased by the investor.

                     The waiver of the sales charge under circumstances (viii)
                  and (ix) above applies only if the following conditions are met: the purchase must be made within 60 days of the redemption; the Transfer Agent must be notified in writing by the investor, or his or her agent, at the time a purchase is made; and a copy of the investor's account statement showing such redemption must accompany such notice. The waiver policy with respect to the purchase of shares through the use of proceeds from a recent redemption as described in clauses (viii) and (ix) above will not be continued indefinitely and may be discontinued at any time without notice. Investors should call 1-800-437-6016 to confirm availability prior to initiating the procedures described in clauses (viii) and (ix) above.

                     The Distributor has also entered into arrangements with
                  certain affinity groups and broker-dealers wherein their members or clients are entitled to percentage-based discounts from the otherwise applicable sales charge for purchase of Class D shares. Currently the percentage-based discount is either 10% or 50%. Members of affinity groups and clients of broker-dealers should see the Statement of Additional Information or contact the Transfer Agent for further information.

Signature         The Transfer Agent may require that the signatures on the
Guarantees        written request be guaranteed. You should be able to obtain a signature guarantee from a bank, broker, dealer, certain credit unions, securities exchange or association, clearing agency or savings association. Notaries public cannot guarantee signatures. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for not more than $5,000 worth of shares,
                  (2) the redemption check is payable to the shareholder(s) of record, and (3) the redemption check is mailed to the shareholder(s) at his or her address of record. The Trust and the Transfer Agent reserve the right to amend these requirements without notice.

Telephone/Wire    Redemption orders may be placed by telephone. Neither the
Instructions      Trust nor the Transfer Agent will be responsible for any
                  loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means.

Systematic        Please note that if withdrawals exceed income dividends,
Withdrawal Plan   your invested principal in the account will be depleted.
("SWP")           Thus, depending upon the frequency and amounts of the
                  withdrawal payments and/or any fluctuations in the net asset value per share, your original investment could be exhausted entirely. To participate in the SWP, you must have your dividends automatically reinvested. You may change or cancel the SWP at any time, upon written notice to the Transfer
                  Agent.

How to Close      An account may be closed by providing written notice to the
your Account      Transfer Agent. You may also close your account by telephone if you have previously elected telephone options on your account application.

GENERAL INFORMATION ____________________________________________________________

The Trust         The Trust was organized as a Massachusetts business trust
                  under a Declaration of Trust dated October 20, 1986. The
                  Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares and different classes of each portfolio. Shareholders may purchase shares in the Portfolio through two separate classes: Class A and Class D shares, which provide for variation in distribution and transfer agent costs, voting rights, dividends, and the imposition of a sales charge on the Class D shares. This
                  Prospectus offers the Class D shares of the Trust's Core
                  Fixed Income, Bond and High Yield Bond Portfolios.
                  Additional information pertaining to the Trust may be obtained by writing to

                  SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, PA 19087 or by calling 1-800-437-6016. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto.
                     The Trust pays its expenses, including fees of its
                  service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

                     Certain shareholders in one or more of the Portfolios may
                  obtain asset allocation services with respect to their
                  investments in such Portfolios. If a sufficient amount of a
                  Portfolio's assets are subject to such asset allocation
                  services, a Portfolio may incur higher transaction costs and a higher portfolio turnover rate than would otherwise be
                  anticipated as a result of redemptions and purchases of
                  Portfolio shares pursuant to such services.
Trustees of the   The management and affairs of the Trust are supervised by
Trust             the Trustees under the laws of the Commonwealth of
                  Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights     Each share held entitles the shareholder of record to one
                  vote. The shareholder of each Portfolio of the Trust will vote separately on matters relating solely to that Portfolio. The shareholder of each class will vote separately on matters pertaining to its distribution plan.
                  As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least
                  10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Reporting         The Trust issues unaudited financial statements semi-
                  annually and audited financial statements annually. The
                  Trust furnishes proxy statements and other reports to shareholders of record.

Shareholder       Shareholder inquiries should be directed to DST Systems,
Inquiries         Inc., P.O. Box 419240, Kansas City, MO 64141-6240.

Dividends         Substantially all of the net investment income (exclusive of capital gains) of the Portfolios is periodically declared and paid as a dividend. Dividends currently are paid on a daily basis for each Portfolio. Currently, net capital gains
                  (the excess of net long-term capital gain over net short-term capital loss) realized, if any, will be distributed at least annually.
                     Shareholders automatically receive all income dividends
                  and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to SFM at least 15 days prior to the distribution.
                     Dividends and capital gains of a Portfolio are paid on a
                  per-share basis. The value of each share will be reduced by the amount of any such payment. If shares are purchased shortly before the record date for dividend of capital gains distributions, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

                     The dividends on Class D shares will normally be lower
                  than on Class A shares of a Portfolio because of the additional distribution and transfer agent expenses charged to Class D shares.

Counsel and       Morgan, Lewis & Bockius LLP serves as counsel to the Trust.
Independent       Price Waterhouse LLP serves as the independent accountants
Accountants       of the Trust.

Custodian and     CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box
Wire Agent        7618, Philadelphia, PA 19101 (the "Custodian"), acts as
                  custodian of the Trust's assets. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF PERMITTED INVESTMENTS ANDRISK FACTORS ___________________________
                  The following is a description of the permitted investment practices for the Portfolios, and the associated risk
                  factors:
Asset-Backed      Asset-backed securities are securities secured by non-
Securities        mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.
                     Asset-backed securities are not issued or guaranteed by
                  the United States Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holders.

                     The market for asset-backed securities is at a relatively
                  early stage of development. Accordingly, there may be a limited secondary market for such securities.


Convertible       Convertible securities are corporate securities that are
Securities        exchangeable for a set number of another security at a
                  prestated price. Convertible securities typically have characteristics similar to both fixed-income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

Derivatives       Derivatives are securities that derive their value from
                  other securities. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities
                  (e.g., CMOs, REMICs, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., receipts and STRIPs) and privately issued stripped securities (e.g., TGRs, TRs and CATS). See elsewhere in this "Description of Permitted Investments and Risk Factors" for discussions of these various instruments, and see "Investment Objectives and Policies" for more information about any investment policies and limitations applicable to their use.

Equity            Equity securities represent ownership interests in a company
Securities        or corporation and include common stock, preferred stock and warrants and other rights to acquire such instruments.
                  Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Portfolio's net asset value.

Fixed Income      Fixed income securities are debt obligations issued by
Securities        corporations, municipalities and other borrowers. Moreover, while securities with longer maturities tend to produce
                  higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.
Forward Foreign   A forward contract involves an obligation to purchase or
Currency          sell a specific currency amount at a future date, agreed
Contracts         upon by the parties, at a price set at the time of the
                  contract. A Portfolio may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Portfolio's securities denominated in such foreign currency.

                     At the maturity of a forward contract, a Portfolio may
                  either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Portfolio may realize a gain or loss from currency transactions.

Futures and       Futures contracts provide for the future sale by one party
Options on        and purchase by another party of a specified amount of a
Futures           specific security at a specified future time and at a
                  specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Portfolio may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

                     A bond index futures contract is a bilateral agreement
                  pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. A bond futures contract is a bilateral agreement pursuant to which parties agree to take or make delivery of the underlying security at the close of trading of the contract.

                     Generally, futures contracts are closed out prior to the
                  expiration date of the contract. No price is paid upon entering into futures contracts. Instead, a Portfolio would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

                     Eurodollar instruments are U.S. dollar-denominated
                  futures contracts or options thereon which are linked to the London Interbank Offered Rate (LIBOR), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.

                     In order to avoid leveraging and related risks, when a
                  Portfolio purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid, high grade debt securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with the Trust's custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

                     There are risks associated with these activities,
                  including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Portfolio and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option,
                  (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures.

                     A Portfolio may enter into futures contracts and options
                  on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), so long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of the Portfolio's net assets. The Portfolio may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce the Portfolio's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Portfolio's return.

Illiquid          Illiquid securities are securities that cannot be disposed
Securities        of within seven business days at approximately the price at which they are being carried on a Portfolio's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with durations (or maturities) over 7 days in length.

Junk Bonds        Bonds rated below investment grade are often referred to as
                  "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit a Portfolio's ability to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security. See also the "Risk
                  Factors" section.

Money Market      Money market securities are high-quality, dollar-
Securities        denominated, short-term debt instruments. They consist of:
                  (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S.
                  branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations;
                  (iv) debt obligations with a maturity of one year of less issued by corporations with outstanding high-quality commercial paper; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Mortgage-Backed   Mortgage-backed securities are instruments that entitle the
Securities        holder to a share of all interest and principal payments
                  from mortgages underlying the security. The mortgages backing these securities include conventional fifteen and thirty-year fixed-rate mortgages, graduated payment mortgages, and adjustable rate mortgages and balloon mortgages. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.
                     Government Pass-Through Securities: These are securities
                  that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, FNMA and FHLMC. FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, FNMA and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and FNMA also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

                     Private Pass-Through Securities: These are mortgage-
                  backed securities issued by a non-governmental entity, such as a trust or corporate entity. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.
                     Collateralized Mortgage Obligations ("CMOs"): CMOs are
                  debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.
                     REMICs: A REMIC is a CMO that qualifies for special tax
                  treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.
                     Parallel Pay Securities; PAC Bonds: Parallel pay CMOs and
                  REMICS are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.
                     REITs: REITs are trusts that invest primarily in
                  commercial real estate or real estate-related loans. The value of interests in REITs may be affected by the value of the property owned or the quality of the mortgages held by the trust.
                     Stripped Mortgage-Backed Securities ("SMBs"): SMBs are
                  usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities can experience wide swings in value in response to changes in interest rates and associated mortgage prepayment rates. During times when interest rates are experiencing fluctuations, such securities can be difficult to price on a consistent basis. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

                     Risk Factors: Due to the possibility of prepayments of
                  the underlying mortgage instruments, mortgage-backed
                  securities generally do not have a known maturity. In the
                  absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated
                  prepayment patterns, based upon current interest rates,
                  current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a
                  security's actual average life.
Mortgage Dollar   Mortgage "dollar rolls" are transactions in which mortgage-
Rolls             backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date.
                  Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate.
                  Alternatively, the sale and purchase
                  transactions can be executed at the same price, with the Portfolio being paid a fee as consideration for entering into the commitment to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held.

                     To avoid any leveraging concerns, the Portfolio will
                  place U.S. Government or other liquid, high grade debt securities in a segregated account in an amount sufficient to cover its repurchase obligation.

Municipal         Municipal securities consist of (i) debt obligations issued
Securities        by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

                     General obligation bonds are backed by the taxing power
                  of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (tolls from a bridge, for example). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of a facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

                     Municipal securities include both municipal notes and
                  municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.
Options A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Portfolio may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

                     A Portfolio may purchase put and call options to protect
                  against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Portfolio may seek to purchase in the future. A Portfolio purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Portfolio, loss of the premium paid may be offset by an increase in the value of the Portfolio's securities or by a decrease in the cost of acquisition of securities by the Portfolio.
                     A Portfolio may write covered call options as a means of
                  increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Portfolio sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Portfolio will realize as profit the premium received for such option. When a call option of which a Portfolio is the writer is exercised, the Portfolio will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Portfolio is the writer is exercised, the Portfolio will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.
                     A Portfolio may purchase and write options on an exchange
                  or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the Securities and Exchange Commission that OTC options are generally illiquid.
                     A Portfolio may purchase and write put and call options
                  on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Portfolio will be "covered," which means that the Portfolio will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Portfolio, the Portfolio will establish a segregated account with its custodian bank consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Portfolio would be required to pay upon exercise of the put.
                     A Portfolio may purchase and write put and call options
                  on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Portfolio may choose to terminate an option position by entering into a closing transaction. The ability of a Portfolio to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

                     A Portfolio may engage in writing covered call options.
                  Under a call option, the purchaser has the right to purchase and the writer (the Portfolio) the obligation to sell the underlying security at the exercise price during the option period. Options purchased by the Portfolio will be listed on a national securities exchange. In order to close out an option position, the Portfolio may enter into a "closing purchase transaction," which involves the purchase of an option on the same security at the same exercise price and expiration date. If the Portfolio is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Portfolio delivers the security upon exercise.

                     All options written on indices must be covered. When a
                  Portfolio writes an option on an index, it will establish a segregated account containing cash or liquid high grade debt securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

                     Risk Factors. Risks associated with options transactions
                  include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Portfolio will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Receipts          Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax
                  purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest
                  paying Permitted Investments. See also "Taxes."
Repurchase        Agreements by which a Portfolio obtains a security and
Agreements        simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. The Custodian or its agent will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the purchase price. The
                  Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities or if the Portfolio realizes a loss on the sale of the collateral securities. An adviser will enter into repurchase agreements on behalf of the Portfolio only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trustees. Repurchase agreements are considered loans under the 1940 Act.

Securities        In order to generate additional income, a Portfolio may lend
Lending           securities which it owns pursuant to agreements requiring
                  that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 100% of the market value of the securities lent. A Portfolio continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fall financially or become insolvent.

Securities of     There are certain risks connected with investing in foreign
Foreign Issuers   securities. These include risks of adverse political and
                  economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable
                  U.S. securities. The value of a Portfolio's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar.
                  Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Portfolio.

U.S. Government   Obligations issued or guaranteed by agencies of the U.S.
Agency            Government, including, among others, the Federal Farm Credit
Obligations       Bank, the Federal Housing Administration and the Small
                  Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage
                  Corporation, the Federal Land Banks and the U.S. Postal
                  Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government
                  National Mortgage

                  Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Portfolio's shares.

U.S. Treasury     U.S. Treasury obligations consist of bills, notes and bonds
Obligations       issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal
                  Securities ("STRIPS").

U.S. Treasury     U.S. Treasury receipts are interests in separately traded
Receipts          interest and principal component parts of U.S. Treasury
                  obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the
                  registered owners of the certificates of receipts. The
                  custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.
                  Receipts include "Treasury Receipts" ("TRs"), "Treasury
                  Investment Growth Receipts" ("TIGRs"), "Liquid Yield Option
                  Notes" ("LYONs") and "Certificates of Accrual on Treasury
                  Securities" ("CATS"). TIGRs and CATS are interests in
                  private proprietary accounts while TRs are interests in
                  accounts sponsored by the U.S. Treasury.
Variable and      Certain obligations may carry variable or floating rates of
Floating Rate     interest, and may involve a conditional or unconditional
Instruments       demand feature. Such instruments bear interest at rates
                  which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.
                  Each Portfolio may invest in variable and floating rate instruments.

Warrants Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

When-Issued and   When-issued or delayed delivery transactions involve the
Delayed           purchase of an instrument with payment and delivery taking
Delivery          place in the future. Delivery of and payment for these
Securities        securities may occur a month or more after the date of the
including TBA     purchase commitment. The Portfolio will maintain with the
Mortgage-Backed   Custodian a separate account with liquid, high grade debt
Securities        securities or cash in an amount at least equal to these
                  commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the

                  Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities, a Portfolio may dispose of a when-issued security or forward commitment prior to settlement if the advisers deem it appropriate to do so.

                     One form of when-issued or delayed-delivery security that
                  a Portfolio may purchase is a "to be announced" ("TBA") mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.

Yankee            Yankee obligations ("Yankees") are U.S. dollar-denominated
Obligations       instruments of foreign issuers who either register with the
                  Securities and Exchange Commission or issue under Rule 144A of the Securities Exchange Act of 1933, as amended. These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

                     Investing in the securities of issuers based in any
                  foreign country involves special risks and considerations not typically associated with investing in U.S. companies. These include risks resulting from differences in accounting, auditing and financial reporting standards, lower liquidity than U.S. fixed income or debt securities, the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations and political instability. There may be less publicly available information concerning foreign issuers of securities held by the Portfolio than is available concerning U.S. issuers. Purchases and sales of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes and taxes may be withheld from dividend and interest payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility and a greater risk of liquidity.

                     The yankee obligations selected for the Portfolio will
                  adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

Zero Coupon,      Zero coupon securities are securities that are sold at a
Pay-In-Kind and   discount to par value and securities on which interest
Deferred          payments are not made during the life of the security. Upon
Payment           maturity, the holder is entitled to receive the par value of
Securities        the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Portfolio will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Portfolio will have fewer assets with which to purchase income producing securities.
                  Alternatively, shareholders may have to redeem shares to pay tax on this "phantom income." In either case, the Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy distribution requirements. A Portfolio accrues income with respect to the securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions that comparably rated securities paying cash interest at regular interest payment periods.

                  Additional information on permitted investments and risk factors can be found in the Statement of Additional Information.

APPENDIX--DESCRIPTION OF CORPORATE BOND RATINGS ________________________________

                           MOODY'S RATING DEFINITIONS

LONG-TERM

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                      STANDARD & POOR'S RATING DEFINITIONS

A Standard & Poor's corporate or municipal debt rating is a current assessment of creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, as it does not comment on market price or suitability for a particular investor.

The ratings are based, in varying degrees, on the following considerations:

  (1) Likelihood of default. The rating assesses the obligor's capacity and willingness as to timely payment of interest and repayment of principal in accordance with the terms of the obligation.

  (2) The obligation's nature and provisions.

  (3) Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under bankruptcy laws and other laws affecting creditor's rights.

Likelihood of default is indicated by an issuer's senior debt rating. If senior debt is not rated, an implied senior debt rating is determined. Subordinated debt usually is rated lower than senior debt to better reflect relative position of the obligation in bankruptcy. Unsecured debt, where significant secured debt exists, is treated similarly to subordinated debt.

LONG-TERM

Investment Grade

AAA Debt rated "AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated "A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated "BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated "BB', "B', "CCC', "CC', and "C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB' indicates the least degree of speculation and "C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

BB Debt rated "BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-' rating.

B Debt rate "B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The "B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied "BB' or "BB-' rating.

CCC Debt rated "CCC' has a current identifiable vulnerability to default, and is dependent on favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

   The "CCC' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied "B' or "B-' rating.

CC The rating "CC' is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC' rating.

C The rating "C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-' debt rating. The "C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payment are continued.

CI Debt rated "CI' is reserved for income bonds on which no interest is being paid.

D Debt is rated "D' when the issue is in payment default, or the obligor has filed for bankruptcy. The "D' rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Plus (+) or minus (-): The ratings from "AA' to "CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C The letter "c' indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.

P The letter "p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of the debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgement with respect to such likelihood and risk.

L The letter "L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter "L' indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.
-------
* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

If an issuer's actual or implied senior debt rating is "AAA', its subordinated or junior debt is rated "AAA' or "AA+'. If an issuer's actual or implied senior debt rating is lower than "AAA' but higher than "BB+', its junior debt is typically rated once designation lower than the senior debt ratings. For example, if the senior debt rating is "A', subordinated debt normally would be rated "A-'. If an issuer's actual or implied senior debt rating is "BB+' or lower, its subordinated debt is typically rated two designations lower than the senior debt rating.

NOTE: The term "investment grade" was originally used by various regulatory bodies to connote obligations eligible for investment by institutions such as banks, insurance companies, and savings and loan associations. Over time, this term gained widespread usage throughout the investment community. Issues rated in the four highest categories, "AAA', "AA', "A', "BBB', generally are recognized as being investment grade. Debt "BB' or below generally is referred to as speculative grade. The term "junk bond" is merely a more irreverent expression for this category of more risky debt. Neither term indicates which securities S&P deems worthy of investment, as an investor with a particular risk preference may appropriately invest in securities that are not investment grade.

              FITCH INVESTOR SERVICES INC. RATING DEFINITIONS

LONG-TERM

AAA

   Bonds rated AAA are judged to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times greater than interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions.

AA

   Bonds rated AA are judged to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

A

   Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB

   Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB

   Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B

   Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC

   Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC

   Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C

   Bonds are in imminent default in payment of interest or principal.

DDD DD D

   Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD' represents the lowest potential for recovery on these bonds, and "D' represents the lowest potential for recovery.

Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA', "DDD', "DD', or "D' categories.

                 DUFF AND PHELPS, INC. RATING DEFINITIONS

AAA

   Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+ AA-

   High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+ A-

   Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+ BBB-

   Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+ BB BB-

   Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+ B B-

   Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC

   Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD

   Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP

   Preferred stock with dividend arrearages.

                      IBCA LIMITED RATING DEFINITIONS

AAA

   Obligations rated AAA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

AA

   Obligations for which there is a very low expectation of investment risk are rated AA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

A

   Bonds rated A are obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

BBB

   Bonds rated BBB are obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

BB

   Bonds rated BB are obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions. Bonds rated B are obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

B

   Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

CCC

   Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic or financial conditions.

CC

   Obligations which are highly speculative or which have a high risk of default.

C

   Obligations which are currently in default.

NOTES: "+" or "-" may be appended to a rating to denote relative status within major rating categories.

   Ratings of BB and below are assigned where it is considered that speculative characteristics are present.

                   THOMSON BANKWATCH RATING DEFINITIONS

AAA

   Bonds rated AAA indicate that the ability to repay principal and interest on a timely basis is very high.

AA

   Bonds rated AA indicate a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A

   Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB

   Bonds rated BBB indicate an acceptable capacity to repay principal and interest. Issues rated BBB are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BB

   While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B

   Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

CCC

   Issues rated "CCC" clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC

   "CC" is applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

D

   Default

Ratings in the Long-Term Debt categories may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.

PROSPECTUS

JANUARY 31, 1996
--------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO
LARGE CAP GROWTH PORTFOLIO
SMALL CAP VALUE PORTFOLIO
SMALL CAP GROWTH PORTFOLIO

MID-CAP PORTFOLIO
CAPITAL APPRECIATION PORTFOLIO
EQUITY INCOME PORTFOLIO

--------------------------------------------------------------------------------

This Prospectus sets forth concisely the information about the above-referenced portfolios. Please read this Prospectus carefully before investing, and keep it on file for future reference. It contains information that can help you decide if a Portfolio's investment goals match your own.

A Statement of Additional Information dated January 31, 1996 has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087-1658, or by calling 1-800-437-6016. The Statement of Additional Information is incorporated into this Prospectus by reference.

SEI Institutional Managed Trust (the "Trust") is an open-end investment management company, certain classes of which offer shareholders a convenient means of investing their funds in one or more professionally managed diversified and non-diversified portfolios of securities. The Large Cap Value, Large Cap Growth, Small Cap Value, Small Cap Growth, Mid-Cap, Capital Appreciation and Equity Income Portfolios, investment portfolios of the Trust, offer two classes of shares, Class A shares and Class D shares. Class D shares differ from Class A shares primarily in the imposition of sales charges and the allocation of certain distribution expenses and transfer agent fees. Class D shares are available through SEI Financial Services Company (the Trust's distributor) and through participating broker-dealers, financial institutions and other organizations. This Prospectus offers the Class D shares of the seven equity portfolios (each, a "Portfolio," and together, the "Portfolios" ) listed above.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

 ..........................

 TABLE OF
 CONTENTS

  Fund Highlights..    2
  Shareholder
   Transaction
   Expenses........    5
  Annual Operating
   Expenses........    5
  Your Account and
   Doing Business
   with Us.........    7
  Investment
   Objectives and
   Policies........   10
  General
   Investment
   Policies........   15
  Risk Factors.....   16
  Investment
   Limitations.....   17
  The Manager and
   Shareholder
   Servicing Agent.   17
  Multi-Manager
   Diversification.   18
  The Adviser......   20
  The Sub-Advisers.   20
  Distribution.....   27
  Performance......   29
  Taxes............   30
  Additional
   Information
   About Doing
   Business with
   Us..............   31
  General
   Information.....   35
  Description of
   Permitted
   Investments and
   Risk Factors....   37

 ..........................

HOW TO READ THIS PROSPECTUS ____________________________________________________

This Prospectus gives you information that you should know about the Portfolios before investing. Brief descriptions are also provided throughout the Prospectus to better explain certain key points. To find these helpful guides, look for this symbol:


FUND HIGHLIGHTS ________________________________________________________________

The following summary provides basic information about the Class D Funds shares of the Trust's Large Cap Value, Large Cap Growth, Small Cap Value, Small Cap Growth, Mid-Cap, Capital Appreciation and Equity Income . This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.


INVESTMENT       Below are the investment objectives and policies for each
OBJECTIVES AND   Portfolio. For more information, see "Investment Objectives
POLICIES         and Policies," "General Investment Policies' " "Risk Factors"
                 and "Description of Permitted Investments and Risk Factors."

LARGE CAP        The Large Cap Value Portfo-
VALUE            lio seeks to provide long-
PORTFOLIO        term growth of capital and
                 income by investing primar-
                 ily in a diversified portfo-
                 lio of high quality, income
                 producing common stocks
                 which in the advisers' opin-
                 ion is undervalued at the
                 time of purchase.

LARGE CAP        The Large Cap Growth Portfo-
GROWTH           lio seeks to provide capital
PORTFOLIO        appreciation by investing
                 primarily in equity securi-
                 ties of large companies.
SMALL CAP        The Small Cap Value Portfo-
VALUE            lio seeks to provide capital
PORTFOLIO        appreciation by investing
                 primarily in equity securi-
                 ties of small companies.

SMALL CAP        The Small Cap Growth Portfo-
GROWTH           lio seeks to provide long-
PORTFOLIO        term capital appreciation by
                 investing primarily in eq-
                 uity securities of smaller
                 companies that the advisers
                 believe are in an early
                 stage or transitional point
                 in their development and
                 have demonstrated or have
                 the potential for above av-
                 erage capital growth.

MID-CAP          The Mid-Cap Portfolio seeks
PORTFOLIO        to provide long-term capital
                 appreciation by investing
                 primarily in eq-uity securi-
                 ties of medium sized compa-
                 nies that the ad

                 visers believe are well established but have not reached full maturity, and may offer significant growth potential.

CAPITAL          The Capital Appreciation Portfolio seeks to provide capital
APPRECIATION     appreciation by investing primarily in a diversified portfo-
PORTFOLIO        lio of common stocks (and securities convertible into common stock) which, in the advisers' opinion, are undervalued in the market place at the time of purchase.

EQUITY INCOME    The Equity Income Portfolio seeks to provide current income
PORTFOLIO        and moderate capital appreciation by investing primarily in a diversified portfolio of common stocks.

 ...........................

    INVESTMENT
    PHILOSOPHY
[SYMBOL APPEARS HERE]


 Believing that no
 single investment
 manager can de-
 liver outstanding
 performance in
 every investment
 category, only
 those advisers
 who have distin-
 guished them-
 selves within
 their areas of
 specialization
 are selected to
 advise our mutual
 funds.

 ...........................



UNDERSTANDING     Shares of the Portfolios, like shares of any mutual fund,
RISK              will fluctuate in value and when you sell your shares, they may be worth more or less than what you paid for them. Each
                  Portfolio may invest in equity securities that are affected by market and economic factors, and may invest in fixed in-come securities that tend to vary inversely with interest rates and may be affected by other market and economic fac-tors as well, which may cause these securities to fluctuate in value. In addition, the Small Cap Value and Small Cap
                  Growth Portfolios may invest in equity securities of smaller companies, which involves greater risk than is customarily associated with investments in larger, more established com-panies. There is no assurance that the Portfolios will achieve their investment objectives. See "Investment Objec-tives and Policies," "Risk Factors" and "Description of Per-mitted Investments and Risk Factors."


MANAGEMENT        SEI FINANCIAL MANAGEMENT COR-
PROFILE           PORATION ("SFM") serves as the
                  investment adviser to the
                  Large Cap Value, Large Cap
                  Growth, Small Cap Value, Mid-
                  Cap, Capital Appreciation, Eq-
                  uity Income and Balanced Port-
                  folios. LSV ASSET MANAGEMENT,
                  MELLON EQUITY ASSOCIATES and
                  MERUS CAPITAL MANAGEMENT each
                  serves as the investment sub-
                  adviser to a portion of the
                  assets of Large Cap Value
                  Portfolio. ALLIANCE CAPITAL
                  MANAGEMENT L.P. and IDS ADVI-
                  SORY GROUP INC. each serves as
                  the investment sub-adviser to
                  a portion of

                  the assets of Large Cap Growth Portfolio. 1838 INVESTMENT ADVISORS, L.P. and BOSTON PARTNERS ASSET MANAGEMENT, L.P. each serves as the investment sub-adviser to a portion of the assets of Small Cap Value Portfolio. NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, INC., PILGRIM BAXTER & ASSOCIATES, LTD., APODACA-JOHNSTON CAPITAL MANAGEMENT, INC. and WALL STREET ASSOCIATES each serves as the investment sub-adviser to a portion of the assets Small Cap Growth Portfolio. STI CAPI-TAL MANAGEMENT, N.A. serves as the investment sub-adviser to the Capital Appreciation Portfolio. MERUS CAPITAL MANAGE-MENT, a division of The Bank of California, also serves as the investment sub-adviser to the Equity Income Portfolio. MARTINGALE ASSET MANAGEMENT, L.P. serves as the investment sub-adviser for the Mid-Cap Portfolio. SFM serves as the manager, shareholder servicing agent of the Trust. DST Sys-tems, Inc. acts as transfer agent (the "Transfer Agent") to the Class D shares of the Trust. SEI Financial Services Com-pany acts as distributor of the Trust's shares. See "The Manager and Shareholder Servicing Agent," "The Adviser," "The Sub-Advisers" and "Distribution."

YOUR ACCOUNT      You may open an account with just $1,000, and make
AND DOING         additional investments with as little as $100. Class D
BUSINESS WITH     shares of the Portfolios are offered at net asset value per
US                share plus a maximum sales charge at the time of purchase of
                  5.00%. Shareholders who purchase higher amounts may qualify for a reduced sales charge. Redemptions of a Portfolio's shares are made at net asset value per share. See "Your
                  Account and Doing Business with Us" and "Additional
                  Information About Doing Business with Us."

DIVIDENDS         Substantially all of the net investment income (exclusive of capital gains) is distributed in the form of dividends that will be paid monthly for the Large Cap Value, Capital
                  Appreciation and Equity Income Portfolios, and quarterly for the Large Cap Growth, Small Cap Value, Small Cap Growth and
                  Mid-Cap Portfolios. Any realized net capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See "Dividends."

INFORMATION/      For more information about Class D shares, call 1-800-437-
SERVICE           6016.
CONTACTS

SHAREHOLDER TRANSACTION EXPENSES (as a percentage of offering price)     Class D
--------------------------------------------------------------------------------

                            LARGE     LARGE     SMALL     SMALL
                             CAP       CAP       CAP       CAP                CAPITAL     EQUITY
                            VALUE    GROWTH     VALUE    GROWTH    MID-CAP  APPRECIATION  INCOME
                          PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO  PORTFOLIO   PORTFOLIO
                          --------- --------- --------- --------- --------- ------------ ---------
Maximum Sales Charge Im-
posed on Purchases          5.00%     5.00%     5.00%     5.00%     5.00%      5.00%       5.00%
Maximum Sales Charge Im-
posed on Reinvested Div-
idends                       None      None      None      None      None       None        None
Redemption Fees (1)          None      None      None      None      None       None        None

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)
--------------------------------------------------------------------------------

Management/Advisory Fees
(after fee waiver) (2)       .70%      .70%      .98%      .97%      .60%       .70%        .69%
12b-1 Fees (after fee
waiver) (3)                  .32%      .31%      .30%      .33%      .37%       .34%        .34%
Other Expenses               .20%      .24%      .22%      .20%      .20%       .20%        .19%
--------------------------------------------------------------------------------------------------
Total Operating Expenses
(after fee waiver) (4)      1.22%     1.25%     1.50%     1.50%     1.17%      1.24%       1.22%
--------------------------------------------------------------------------------------------------

(1) A charge, currently $10.00, is imposed on wires of redemption proceeds of the Portfolios' Class D shares.

(2) SEI Financial Management Corporation ("SFM") and certain of the sub-advisers (collectively, "advisers") have agreed to waive, on a voluntary basis, a portion of their fees, and the management/advisory fees shown reflect this voluntary waiver. Such fee waivers are voluntary and may be terminated at any time in the sole discretion of each entity that has agreed to waive a portion of its fee. Absent such fee waiver, management/advisory fees would be: Large Cap Value Portfolio, .70%; Large Cap Growth Portfolio, .75%; Small Cap Value Portfolio, 1.00%; Small Cap Growth Portfolio, 1.00%; Mid-Cap Portfolio, .75%; Capital Appreciation Portfolio, .75%; and Equity Income Portfolio, .75%. Management/Advisory fees, and therefore Total Operating Expenses, have been restated to reflect current expenses.

(3) The 12b-1 fees shown include both the Portfolios' current 12b-1 budget for reimbursement of expenses and the Distributor's voluntary waiver of a portion of its compensatory fee. The Distributor reserves the right to terminate its waiver at any time in its sole discretion. The maximum 12b-1 fees payable by the Class D shares of each Portfolio are .60%.


(4) Absent the voluntary fee waivers described above, total operating expenses for Class D shares would be: Large Cap Value Portfolio, 1.27%; Large Cap Growth Portfolio, 1.35%; Small Cap Value Portfolio, 1.57%; Small Cap Growth Portfolio, 1.58%; Mid-Cap Portfolio 1.37%; Capital Appreciation Portfolio, 1.34%; and Equity Income Portfolio, 1.33%. Additional information may be found under "The Adviser," "The Sub-Adviser" and "The Manager and Shareholder Servicing Agent."

EXAMPLE

------------------------------------------------------------------------------
                                                 1 YR.  3 YRS. 5 YRS.  10 YRS.
                                                 ------ ------ ------- -------
An investor in a Portfolio would pay the fol-
lowing expenses on a $1,000 investment assuming
(1) the imposition of the maximum sales load;
(2) 5% annual return and (3) redemption at the
end of each time period:
 Large Cap Value Portfolio                       $62.00 $87.00 $114.00 $190.00
 Large Cap Growth Portfolio                      $62.00 $88.00 $115.00 $194.00
 Small Cap Value Portfolio                       $65.00 $95.00 $128.00 $220.00
 Small Cap Growth Portfolio                      $65.00 $95.00 $128.00 $220.00
 Mid-Cap Portfolio                               $61.00 $85.00 $111.00 $185.00
 Capital Appreciation Portfolio                  $62.00 $87.00 $115.00 $193.00
 Equity Income Portfolio                         $62.00 $87.00 $114.00 $190.00
------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Class D shares of each Portfolio. A person who purchases shares through an account with a financial institution may be charged separate fees by that institution. The information set forth in the foregoing table and example relates only to the Class D shares. Each Portfolio also offers Class A shares, which are subject to the same expenses, except that there are no sales loads, different distribution costs and no transfer agent costs. Additional information may be found under "The Manager and Shareholder Servicing Agent," "The Adviser," "The Sub-Advisers" and "Distribution."

The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for reduced sales charges. See "Purchase of Shares." Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by the Rules of Fair Practice (the "Rules") of the National Association of Securities Dealers, Inc. ("NASD").

FINANCIAL HIGHLIGHTS ___________________________________________________________

The following information has been audited by Price Waterhouse LLP, the Trust's independent accountants, as indicated in their report dated November 10, 1995 on the Trust's financial statements as of September 30, 1995 included in the Trust's Statement of Additional Information under "Financial Statements." Additional performance information is set forth in the 1995 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-437-6016. This table should be read in conjunction with the Trust's financial statements and notes thereto.

FOR A CLASS D SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                             Ratio
                              Net Realized                                                                   of Net    Ratio of
                                   and                 Distributions                      Net              Investment  Expenses
         Net Asset    Net      Unrealized   Dividends      From                          Assets  Ratio of    Income   to Average
           Value   Investment    Gains       from Net    Realized    Net Asset           End of  Expenses  (Loss) to  Net Assets
         Beginning   Income     (Losses)    Investment    Capital    Value End Total     Period to Average  Average   (Excluding
         of Period   (Loss)   on Securities   Income       Gains     of Period Return    (000)  Net Assets Net Assets  Waivers)
--------------------------------------------------------------------------------------------------------------------------------
-----------------------------
SMALL CAP GROWTH PORTFOLIO
-----------------------------
 CLASS D
 1995     $13.99     $(0.09)     $ 5.88       $   --      $   --      $19.78    41.44%*  $  786    1.50%     (1.03)%     1.55%
 1994(1)   14.04      (0.02)      (0.03)          --          --       13.99    (0.02)%*    171    1.49%     (0.92)%     1.52%
-------------------
MID-CAP PORTFOLIO
-------------------
 CLASS D
 1995     $10.87     $(0.01)     $ 2.10       $   --      $   --      $12.96    19.26%*  $  108    1.30%     (0.06)%     1.48%
 1994(2)   11.19      (0.01)      (0.31)          --          --       10.87    (8.63)%*     60    1.36%     (0.41)%     1.45%
--------------------------------
CAPITAL APPRECIATION PORTFOLIO
--------------------------------
 CLASS D
 1995     $15.17     $ 0.12      $ 2.45       $(0.16)     $(0.89)     $16.69    18.52%*  $1,000    1.24%      0.98%      1.29%
 1994      16.36       0.18       (0.22)       (0.20)      (0.95)      15.17    (0.46)%*  2,182    1.24%      1.20%      1.27%
 1993(3)   16.17       0.05        0.16        (0.02)         --       16.36   (10.65)%*      2    1.15%      2.54%      1.24%
------------------------
EQUITY INCOME PORTFOLIO
------------------------
 CLASS D
 1995     $14.04     $ 0.48      $ 2.50       $(0.50)     $(0.47)     $16.05    22.62%*  $2,303    1.22%      3.21%      1.30%
 1994      15.00       0.45       (0.38)       (0.46)      (0.57)      14.04     0.61%*     892    1.20%      3.36%      1.35%
 1993(4)   14.82       0.02        0.16           --          --       15.00    42.39%*       6    1.15%      5.39%      1.46%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
           Ratio
           of Net
         Investment
           Income
           (Loss)
         to Average
         Net Assets Portfolio
         (Excluding Turnover
          Waivers)    Rate
--------------------------------------------------------------------------------------------------------------------------------
-----------------------------
SMALL CAP GROWTH PORTFOLIO
-----------------------------
 CLASS D
 1995      (1.08)%     113%
 1994(1)   (0.95)%      97%
-------------------
MID-CAP PORTFOLIO
-------------------
 CLASS D
 1995      (0.24)%     108%
 1994(2)   (0.50)%      89%
--------------------------------
CAPITAL APPRECIATION PORTFOLIO
--------------------------------
 CLASS D
 1995       0.93%      107%
 1994       1.16%      109%
 1993(3)    2.45%      119%
------------------------
EQUITY INCOME PORTFOLIO
------------------------
 CLASS D
 1995       3.13%       47%
 1994       3.21%       28%
 1993(4)    5.08%       39%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

* Sales load is not reflected in total return.

(1) Small Cap Growth Class D shares were offered beginning May 2, 1994. All ratios including total return for that period have been annualized.

(2) Mid-Cap Class D shares were offered beginning May 2, 1994. All ratios including total return for that period have been annualized.

(3) Capital Appreciation Class D shares were offered beginning August 16, 1993. All ratios including total return for that period have been annualized.


(4) Equity Income Class D shares were offered beginning September 22, 1993. All ratios including total return for that period have been annualized.

 ................................................................................
[SYMBOL
 APPEARS   WHAT IS AN INTERMEDIARY?
 HERE]

 Any entity, such as a bank, broker-dealer, other financial institution, association or organization which has entered into an arrangement with the Distributor to sell Class D shares to its customers.
 ................................................................................

YOUR ACCOUNT AND DOING BUSINESS WITH US ___________________________________

Class D shares of the Portfolios are sold on a continuous basis and may be purchased directly from the Trust's Distributor, SEI Financial Services
Company. Shares may also be purchased through financial institutions, broker-dealers, or other organizations which have established a dealer agreement or other arrangement with SEI Financial Services Company ("Intermediaries"). For more information about the following topics, see "Additional Information About Doing Business with Us."
--------------------------------------------------------------------------------

HOW TO BUY,      Class D shares of the Portfolios may be purchased through
SELL AND         Intermediaries which provide various levels of shareholder
EXCHANGE         services to their customers. Contact your Intermediary for
SHARES THROUGH   information about the services available to you and for
INTERMEDIARIES   specific instructions on how to buy,sell and exchange shares.
                 To allow for processing and transmittal of orders to the Distributor on the same day, Intermediaries may impose earlier cut-off times for receipt of purchase orders. Certain
                 Intermediaries may charge customer account fees. Information concerning shareholder services and any charges will be provided to the customer by the Intermediary. Certain of these Intermediaries may be required to register as broker/dealers under state law.

                    The shares you purchase through an Intermediary may be
                 held "of record" by that Intermediary. If you want to transfer the registration of shares beneficially owned by you, but held "of record" by an Intermediary, you should call the Intermediary to request this change.

HOW TO BUY       Application forms can be obtained by calling 1-800-437-6016.
SHARES FROM      Class D shares of the Portfolios are offered only to
THE              residents of states in which the shares are eligible for
DISTRIBUTOR      purchase.

Opening an       You may buy Class D shares by mailing a completed application
Account          and a check (or other negotiable bank instrument or money
By Check         order) payable to "Class D shares (Portfolio Name)." If you send a check that does not clear, the purchase will be canceled and you could be liable for any losses or fees incurred.

By Fed Wire      To buy shares by Fed Wire, call toll-free 1-800-437-6016.

Automatic        You may systematically buy Class D shares through deductions
Investment       from your checking or savings accounts, provided these
Plan ("AIP")     accounts are maintained through banks which are part of the
                 Automated Clearing House ("ACH") system. You may purchase shares on a fixed schedule (semi-monthly or monthly) with amounts as low as $25, or as high as $100,000. Upon notice, the amount you commit to the AIP may be changed or canceled at any time. The AIP is subject to account minimum initial purchase amounts and minimum maintained balance requirements discussed under "Additional Information About Doing Business
                 With Us."

OTHER             Your purchase is subject to a sales charge which varies
INFORMATION       depending on the size of your purchase. The following table
ABOUT BUYING      shows the regular sales charges on Class D shares of the
SHARES            Portfolios to a "single purchaser," together with the
                  reallowance paid to dealers and the agency commission paid
Sales Charges     to brokers (collectively the "commission"):

             ---------------------------------------------------------------------------------
                                                         SALES CHARGE       REALLOWANCE AND
                                      SALES CHARGE AS   AS APPROPRIATE    BROKERAGE COMMISSION
                                      A PERCENTAGE OF    PERCENTAGE OF      AS PERCENTAGE OF
             AMOUNT OF PURCHASE       OFFERING PRICE  NET AMOUNT INVESTED    OFFERING PRICE
             ---------------------------------------------------------------------------------
             (Less Than) $50,000           5.00%             5.26%               4.50%
             $50,000 but (Less Than)
              $100,000                     4.50%             4.71%               4.00%
             $100,000 but (Less Than)
              $250,000                     3.50%             3.63%               3.00%
             $250,000 but (Less Than)
              $500,000                     2.50%             2.56%               2.00%
             $500,000 but (Less Than)
              $1,000,000                   2.00%             2.04%               1.75%
             $1,000,000 but (Less Than)
              $2,000,000                   1.00%             1.01%               1.00%
             $2,000,000 but (Less Than)
              $4,000,000                    .50%              .50%                .50%
             Over $4,000,000                none              none                none
             ---------------------------------------------------------------------------------

                     The commissions shown in the table above apply to sales
                  through Intermediaries. Under certain circumstances, commissions up to the amount of the entire sales charge may be re-allowed to certain Intermediaries, who might then be deemed to be "underwriters" under the Securities Act of 1933, as amended.

Right of          A Right of Accumulation allows you, under certain
Accumulation      circumstances, to combine your current purchase with the
                  current market value of previously purchased shares of each Portfolio and Class D shares of other portfolios ("Eligible
                  Portfolios") in order to obtain a reduced sales charge.

Letter of         A Letter of Intent allows you, under certain circumstances,
Intent            to aggregate anticipated purchases over a 13-month period to obtain a reduced sales charge.

Sales Charge      Certain shareholders may qualify for a sales charge waiver.
Waiver            To determine whether or not you qualify for a sales charge waiver see "Additional Information About Doing Business with
                  Us." Shareholders who qualify for a sales charge waiver must notify the Transfer Agent before purchasing shares.

 ................................................................................

[SYMBOL    HOW DOES AN
 APPEARS   EXCHANGE
 HERE]     TAKE PLACE?

 When making an exchange, you authorize the sale of your shares of one or more Portfolios in order to purchase the shares of another Portfolio. In other words, you are executing a sell order and then a buy order. This sale of your shares is a taxable event which could result in a taxable gain or loss.
 ................................................................................

EXCHANGING       Once good payment for your shares has been received and
SHARES           accepted (i.e., an account has been established), you may
When Can You     exchange some or all of your shares for Class D shares of
Exchange         other portfolios. Exchanges are made at net asset value plus
Shares?          any applicable sales charge.

When Do Sales    Portfolios that are not money market portfolios currently
Charges Apply    impose a sales charge on Class D shares. If you exchange into
to an            one of these "non-money market" portfolios, you will have to
Exchange?        pay a sales charge on any portion of your exchanged Class D shares for which you have not previously paid a sales charge.


                    If you previously paid a sales charge on your Class D
                 shares, no additional sales charge will be assessed when you exchange those Class D shares for other Class D shares.

                    If you buy Class D shares of a "non-money market" portfolio and you receive a sales charge waiver, you will be deemed to have paid the sales charge for purposes of this exchange privilege. In calculating any sales charge payable on your exchange, the Trust will assume that the first shares you exchange are those on which you have already paid a sales charge. Sales charge waivers may also be available under certain circumstances described in the SEI Funds' prospectuses.


                    The Trust reserves the right to change the terms and
                 conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon 60 days' notice. The Trust also reserves the right to deny an exchange request made within 60 days of the purchase of a "non-money market" portfolio.

Requesting an    To request an exchange, you must provide proper instructions
Exchange of      in writing to the Transfer Agent. Telephone exchanges will
Shares           also be accepted if you previously elected this option on
                 your account application.

                    In the case of shares held "of record" by an Intermediary
                 but beneficially owned by you, you should contact the Intermediary who will contact the Transfer Agent and effect the exchange on your behalf.

 ................................................................................

[SYMBOL    WHAT IS A
 APPEARS   SIGNATURE
 HERE]     GUARANTEE?

 A signature guarantee verifies the authenticity of your signature and may be obtained from any of the following: banks, brokers, dealers, certain credit unions, securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee.
 ................................................................................

HOW TO SELL      To sell your shares, a written request for redemption in good
SHARES THROUGH   order must be received by the Transfer Agent. Valid written
THE              redemption requests will be effective on receipt. All
DISTRIBUTOR      shareholders of record must sign the redemption request.

By Mail             For information about the proper form of redemption
                 requests, call 1-800-437-6016. You may also have the proceeds mailed to an address of record or mailed (or sent by ACH) to a commercial bank account previously designated on the Account Application or specified by written instruction to the Transfer Agent. There is no charge for having redemption requests mailed to a designated bank account.

By Telephone     You may sell your shares by telephone if you previously
                 elected that option on the Account Application. You may have the proceeds mailed to the address of record, wired or sent by ACH to a commercial bank account previously designated on the Account Application. Under most circumstances, payments will be transmitted on the next Business Day following receipt of a valid telephone request for redemption. Wire redemption requests may be made by calling 1-800-437-6016. A wire redemption charge (presently $10.00) will be deducted from the amount of the redemption.

Systematic       You may establish a systematic withdrawal plan for an account
Withdrawal       with a $10,000 minimum balance. Under the plan, redemptions
Plan ("SWP")     can be automatically processed from accounts (monthly,
                 quarterly, semi-annually or annually) by check or by ACH with a minimum redemption amount of $50.

 ...............................................................................

[SYMBOL   WHAT ARE
 APPEARS  INVESTMENT
 HERE]    OBJECTIVES AND
          POLICIES?

 A Portfolio's investment objective is a statement of what it seeks to achieve. It is important to make sure that the investment objective matches your own financial needs and circumstances. The investment policies section spells out the types of securities in which each Portfolio invests.
 ................................................................................

INVESTMENT OBJECTIVES AND POLICIES _____________________________________________


LARGE CAP        The investment objective of the Large Cap Value Portfolio is
VALUE            long-term growth of capital and income. There can be no
PORTFOLIO        assurance that the Portfolio will achieve its investment
                 objective.

                     Under normal conditions, the Portfolio will invest at least
                 65% of its total assets in a diversified portfolio of high quality, income producing common stocks of large companies (i.e. companies with market capitalizations of at least $1 billion) which, in the advisers' opinion, are undervalued in the marketplace at the time of purchase. In general, the advisers characterize high quality securities as those that have above-average reinvestment rates. The advisers also consider other factors, such as earnings and dividend growth prospects as well as industry outlook and market share.

                     Any remaining assets may be invested in investment grade
                  bonds. Debt securities rated BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") lack outstanding investment characteristics, and have speculative characteristics as well.

                     In order to meet liquidity needs, or for temporary
                  defensive purposes, the Portfolio may invest up to 100% of its assets in cash and money market securities. Money market securities must be rated in one of the top two rating categories by a nationally recognized statistical rating organization ("NRSRO"), or if not rated, determined to be of comparable quality by the Portfolio's advisers. To the extent the Portfolio is engaged in temporary investments, the Portfolio will not be pursuing its investment objective.

                     The Portfolio's investment adviser is SEI Financial
                  Management Corporation and its investment sub-advisers are LSV Asset Management, Mellon Equity Associates and Merus Capital Management.

LARGE CAP         The investment objectives of the Large Cap Growth Portfolio
GROWTH            is capital appreciation. There can be no assurance that the
PORTFOLIO         Portfolio will achieve its investment objective.

                     Under normal conditions, the Portfolio will invest at
                  least 65% of its total assets in equity securities of large companies (i.e., companies with market capitalizations of more than $1 billion) which, in the advisers' opinion, possess significant growth potential. Any remaining assets may be invested in fixed income securities or in equity securities of smaller companies that the Portfolio's advisers believe are appropriate in light of the Portfolio's objective. Equity securities include common stock, preferred stock, warrants or rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock. Fixed-income securities must be rated investment grade or better, i.e., rated at least BBB by S&P or Baa by Moody's. Debt securities rated BBB or Baa lack outstanding investment characteristics, and have speculative characteristics as well.

                     In order to meet liquidity needs, or for temporary
                  defensive purposes, the Portfolio may invest up to 100% of its assets in cash and money market securities. Money market securities must be rated in one of the top two rating categories by an NRSRO or, if not rated, determined to be of comparable quality by the Portfolio's advisers. To the extent the Portfolio is engaged in temporary defensive investments, the Portfolio will not be pursuing its investment objective.

                     The Portfolio's investment adviser is a SEI Financial
                  Management Corporation and its investment sub-advisers are Alliance Capital Management L.P. and IDS Advisory Group Inc.

SMALL CAP VALUE   The investment objective of the Small Cap Value Portfolio is
PORTFOLIO         capital appreciation. There can be no assurance that the
                  Portfolio will achieve its investment objective.

                     Under normal market conditions, the Portfolio will invest
                  at least 65% of its total assets in the equity securities of smaller companies (i.e., companies with market capitalizations of less than $1 billion) which, in the advisers' opinion, have prices that appear low relative to certain fundamental characteristics such as earnings, book value, or return on equity. Any remaining assets may be invested in fixed income securities or equity securities of larger, more established companies that the Portfolio's advisers believe are appropriate in light of the Portfolio's objective. Equity securities include common stock, preferred stock, warrants and rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock. Fixed income securities must be rated investment grade or better, i.e., rated at least BBB by S&P or Baa by Moody's. Debt securities rated BBB or Baa lack outstanding investment characteristics, and have speculative characteristics as well.

                     In order to meet liquidity needs, or for temporary
                  defensive purposes, the Portfolio may invest up to 100% of its assets in cash and money market securities. Money market securities must be rated in one of the two top rating categories by an NRSRO or, if not rated, determined to be of comparable quality by the Portfolio's advisers. To the extent the Portfolio is engaged in temporary defensive investments, the Portfolio will not be pursuing its investment objective.

                     The Portfolio's annual turnover rate may exceed 100%.
                  Such a turnover rate may result in higher transaction costs and may result in additional taxes for shareholders. See "Taxes."

                     The Portfolio's investment adviser is SEI Financial
                  Management Corporation and its investment sub-advisers are 1838 Investment Advisors, L.P. and Boston Partners Asset Management, L.P.

SMALL CAP         The investment objective of the Small Cap Growth Portfolio
GROWTH            is to provide long-term capital appreciation by investing
PORTFOLIO         primarily in equity securities of smaller companies. There can be no assurance that the Portfolio will achieve its investment objective.

                     Under normal market conditions, the Portfolio will invest
                  at least 65% of its total assets in the equity securities of smaller growth companies (i.e., companies with market capitalizations less than $1 billion) which, in the advisers' opinion, are in an early stage or transitional point in their development and have demonstrated or have the potential for above average capital growth. The advisers will select companies that have the potential to gain market share in their industry, achieve and maintain high and consistent profitability or produce increases in earnings. The advisers also seek companies with strong company management and superior fundamental strength. Small capitalization companies have the potential to show earnings growth over time that is well above the growth rate of the overall economy. Any remaining assets may be invested in the equity securities of more established companies that the advisers believe may offer strong capital appreciation potential due to their relative market position, anticipated earnings growth, changes in management or other similar opportunities. Equity securities include common stock, preferred stock, warrants and rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock.

                     In order to meet liquidity needs, or for temporary
                  defensive purposes, the Portfolio may invest all or a portion of its assets in common stocks of larger, more established companies or in fixed income securities, cash or money market securities. Fixed income securities will only be purchased if they are rated investment grade or better. Investment grade bonds include securities rated at least BBB by S&P or Baa by Moody's. Debt securities rated BBB or Baa lack outstanding investment characteristics, and have speculative characteristics as well. Money market securities will only be purchased if they have been given one of the two top ratings by an NRSRO, or if not rated, determined to be of comparable quality by the advisers. To the extent the Portfolio is engaged in temporary defensive investments, the Portfolio will not be pursuing its investment objective.


                     The Portfolio's annual turnover rate may exceed 100%.
                  Such a turnover rate may result in higher transaction costs and may result in additional taxes for shareholders. See "Taxes."

                     The Portfolio's investment adviser is SEI Financial
                  Management Corporation and its investment sub-advisers are Nicholas-Applegate Capital Management, Inc. (a Limited Partnership), Pilgrim Baxter & Associates, Ltd., Apodaca-Johnston Capital Management, Inc. and Wall Street Associates.

MID-CAP           The investment objective of the Mid-Cap Portfolio (formerly,
PORTFOLIO         the Mid-Cap Growth Portfolio) is to provide long-term
                  capital appreciation by investing primarily in equity securities of medium-sized companies. There can be no assurance that the Portfolio will achieve its investment objective.

                     Under normal market conditions, the Portfolio will invest
                  at least 65% of its total assets in equity securities of medium-sized companies (i.e., companies with market capitalizations of $500 million to $5 billion). Such companies are typically well established but have not reached full maturity and may offer significant growth potential. The advisers will seek to identify companies which, in their opinion, will experience accelerating earnings, increased institutional ownership or strong price appreciation relative to their industries and broad market averages.
                     All of the equity securities in which the Portfolio
                  invests are traded on registered exchanges or on the over-the-counter market in the United States. Equity securities include common stock, warrants and rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock.

                     Any remaining assets may be invested in equity securities
                  of larger, more established companies, fixed income securities or money market securities. Fixed income securities will only be purchased if they are rated investment grade or better at time of purchase. Investment grade bonds include securities rated at least BBB by S&P or Baa by Moody's. Debt securities rated BBB or Baa lack outstanding investment characteristics, and have speculative characteristics as well. Money market securities, certificates of deposit, banker's acceptances and commercial paper will only be purchased if they have been given one of the two top ratings by an NRSRO, or if not rated, determined to be of comparable quality by the advisers. For temporary defensive purposes, when the advisers determine that market conditions warrant, the Portfolio may invest all or a portion of its assets in equity securities of larger companies, fixed income securities, cash or money market instruments. the securities or instruments described in this paragraph. To the extent the Portfolio is engaged in temporary defensive investments, the Portfolio will not be pursuing its investment objective.

                     The Portfolio's annual turnover rate may exceed 100%.
                  Such a turnover rate may result in higher transaction costs and may result in additional taxes for shareholders. See "Taxes."

                     The Portfolio's investment adviser is SEI Financial
                  Management Corporation and its investment sub-adviser is Martingale Asset Management, L.P.

CAPITAL           The investment objective of the Capital Appreciation
APPRECIATION      Portfolio is capital appreciation. There can be no assurance
PORTFOLIO         that the Portfolio will achieve its investment objective.

                     Under normal conditions, at least 65% of the Portfolio
                  will be invested in a diversified portfolio of common stocks (and securities convertible into common stock) which, in the advisers' opinion, are undervalued in the marketplace at the time of purchase. Dividend income is an incidental consideration compared to growth of capital. In selecting securities for the Portfolio, the advisers will evaluate factors they believe are likely to affect long-term capital appreciation such as the issuer's background, industry position, historical returns on equity and experience and qualifications of the management team. The advisers will rotate the Portfolio holdings between various market sectors based on economic analysis of the overall business cycle.

                     Any remaining assets may be invested in investment grade
                  bonds. Debt securities rated BBB or Baa lack outstanding investment characteristics and have speculative characteristics as well.


                     The Portfolio's annual turnover rate may exceed 100%.
                  Such a turnover rate may result in higher transaction costs and may result in additional taxes for shareholders. See "Taxes."

                     The Portfolio's investment adviser is SEI Financial
                  Management Corporation and its investment sub-adviser is STI Capital Management, N.A.

EQUITY INCOME     The investment objective of the Equity Income Portfolio (the
PORTFOLIO         "Portfolio") is to provide current income and, as a
                  secondary objective, moderate capital appreciation. There is no assurance that the Portfolio will achieve its investment objective.

                     Under normal conditions, at least 65% of the Portfolio
                  will be invested in a diversified portfolio of common stocks. The investment approach employed by the adviser emphasizes income producing common stocks which, in general, have above-average dividend yields relative to the stock market as measured by the S&P 500 Index.

                     Any remaining assets may be invested in investment grade
                  bonds. Debt securities rated BBB or Baa lack outstanding investment characteristics, and have speculative characteristics as well.

                     In order to meet liquidity needs, or for temporary
                  defensive purposes, the Portfolio may invest up to 100% of its assets in cash and money market securities. Money market securities must be rated in one of the top two rating categories by an NRSRO, or if not rated, determined to be of comparable quality by the Portfolio's advisers. To the extent the Portfolio is engaged in temporary investments, the Portfolio will not be pursuing its investment objective.

                     The Portfolio's investment adviser is SEI Financial
                  Management Corporation and its investment sub-adviser is Merus Capital Management.

GENERAL INVESTMENT
POLICIES _______________________________________________________________________

Borrowing         Each Portfolio may borrow money. Interest paid on such
                  borrowings will reduce a Portfolio's income. A Portfolio will not purchase securities while its borrowings exceed 5% of its total assets.

Common Stocks     Each Portfolio will invest in common stocks; provided
                  however, that the Large Cap Value, Small Cap Growth, Capital
                  Appreciation, Equity Income and Capital Growth Portfolio may only invest in such securities if they are listed on registered exchanges or actively traded in the over-the-counter market.

Investment        Each Portfolio may purchase investment company securities,
Company           which will result in the layering of expenses. There are
Securities        legal limits on the amount of such securities that may be
                  acquired by a Portfolio.


Options and       Each Portfolio may purchase or write options, futures and
Futures           options on futures. Risks associated with investing in
                  options and futures may include lack of a liquid secondary market, trading restrictions which may be imposed by an exchange and government regulations which may restrict trading.

Securities        Each Portfolio may lend its assets to qualified investors
Lending           for the purpose of realizing additional income.

U.S. Dollar       The Large Cap Value, Large Cap Growth, Small Cap Value,
Denominated       Capital Appreciation and Equity Income Portfolios may also
Securities of     invest in U.S. dollar denominated securities of foreign
Foreign Issuers   issuers, including American Depositary Receipts, that are
                  traded on registered exchanges or listed on NASDAQ.


U.S. Treasury     The Large Cap Value, Capital Appreciation and Equity Income
Receipts          Portfolios may invest in receipts involving U.S. Treasury
                  obligations.


When-Issued and   Each Portfolio may invest in when-issued and delayed
Delayed-          delivery securities.
Delivery
Securities

                     For additional information regarding the Portfolios'
                  permitted investments, see "Risk Factors" and "Description of Permitted Investments and Risk Factors" in this Prospectus and "Description of Permitted Investments" in the Statement of Additional Information. For a description of the above ratings, see "Description of Ratings" in the Statement of Additional Information.

RISK FACTORS ______________________________________________________________

Equity            Investments in equity securities in general are subject to
Securities        market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Portfolio invests will cause the net asset value of the Portfolio to fluctuate.


Fixed Income      The market value of a Portfolio's fixed income investments
Securities        will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Changes by an NRSRO in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments.
                  Changes in the value of a Portfolio's securities will not affect cash income derived from these securities but will affect the Portfolio's net asset value.

                     Securities rated BBB or Baa by an NRSRO (investment grade
                  bonds) are deemed by these rating services to have speculative characteristics.

                     Securities held by a Portfolio that are guaranteed by the
                  U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of a Portfolio's shares.

                     There is a risk that the current interest rate on
                  floating and variable rate instruments may not accurately reflect existing market interest rates.

Mortgage-Backed   Mortgage-backed securities are subject to prepayment of the
Securities        underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying these securities can be expected to accelerate. When the mortgaged-backed securities held by a Portfolio are prepaid, the Portfolio must reinvest the proceeds in securities the yield of which reflects prevailing interest rates, which may be lower than the prepaid security.

INVESTMENT
LIMITATIONS ____________________________________________________________________
                  The investment objective and investment limitations are fundamental policies of the Portfolios. Fundamental policies cannot be changed with respect to the Trust or a Portfolio without the consent of the holders of a majority of the Trust's or that Portfolio's outstanding shares.
                  No Portfolio may:

                  1. With respect to 75% of its assets, (i) purchase the
                     securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

                  2. Purchase any securities which would cause more than 25%
                     of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

                  The foregoing percentage limitations will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Trust's Statement of Additional Information.

THE MANAGER
AND SHAREHOLDER
SERVICING AGENT ________________________________________________________________

                  SEI Financial Management Corporation ("SFM") provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and acts as shareholder servicing agent.

                     For its management services, SFM is entitled to a fee
                  which is calculated daily and paid monthly at an annual rate of .35% of the average daily net assets of the Large Cap Value, Large Cap Growth, Small Cap Value, Small Cap Growth, Mid-Cap, Capital

 ..........................

    INVESTMENT
    ADVISER
 [SYMBOL APPEARS HERE]

 A Portfolio's
 advisers manage
 the investment
 activities and
 are responsible
 for the perfor-
 mance of the
 Portfolio. The
 advisers conduct
 investment re-
 search, executes
 investment
 strategies based
 on an assessment
 of economic and
 market condi-
 tions, and de-
 termine which
 securities to
 buy, hold or
 sell.

 ..........................


                 Appreciation and Equity Portfolios. In addition, SFM has voluntarily agreed to waive a portion of its fees in order to limit the operating expenses of each Portfolio in order to limit the operating expenses of a Portfolio's Class D shares on an annualized basis. Any such waivers are voluntary and may be terminated at any time in SFM's sole discretion.

                    For the fiscal year ended September 30, 1995, the
                 Portfolios paid SFM the following management fees (based on their average daily net assets after fee waivers): Large Cap Value Portfolio, .32%; Large Cap Growth Portfolio, .35%; Small Cap Value Portfolio, .34%; Small Cap Growth Portfolio, .44%; Capital Appreciation Portfolio, .43%; Equity Income Portfolio, .41%; and Mid-Cap Portfolio, .35%.

                    The Trust and DST Systems, Inc., 210 W. 10th Street,
                 Kansas City, MO 64105, have entered into a separate transfer agent agreement with respect to the Class D shares of the Trust. Under this agreement, DST acts as the transfer agent and dividend disbursing agent (the "Transfer Agent") for the Class D shares of the Trust.

MULTI-MANAGER DIVERSIFICATION  ____________________________________________

                 SFM serves as investment
                 adviser (the "Adviser") to
                 each Portfolio. Within each
                 portfolio one or more
                 investment sub-advisers
                 (each, a "Sub-Adviser," and
                 together, the "Sub-
                 Advisers") are utilized to
                 select that Portfolio's
                 investments. These Sub-
                 Advisers specialize in the
                 distinct investment style or
                 styles that each Portfolio
                 is designed to capture.

                    The Adviser has general
                 oversight responsibility for
                 the investment advisory
                 services provided to the
                 Portfolios, including
                 formulating the Portfolios'
                 investment policies and
                 analyzing economic trends
                 affecting the Portfolios. In
                 addition,

                 SFM, as the Adviser to a Portfolio, is responsible for (i) managing the allocation of assets among the Portfolio's Sub-Advisers, (ii) directing and evaluating the investment services provided by the Sub-Advisers, including their adherence to the Portfolio's investment objective and policies and the Portfolio's investment performance, and
                 (iii) managing the cash portion of the Portfolio's assets. In accordance with each Portfolio's investment objective and policies, and under the supervision of the Adviser and the Trust's Board of Trustees, each Sub-Adviser is responsible for the day-to-day investment management of all or a discrete portion of the assets of a Portfolio. The Adviser and Sub-Advisers are authorized to make investment decisions for the Portfolios and place orders on behalf of the Portfolios to effect the investment decisions made. The Board of Trustees will retain, in its discretion, the authority to increase or decrease the assets assigned to each adviser.

                    In addition, SFM monitors the compliance of each adviser
                 with regulatory and tax regulations, such as portfolio concentration and diversification. For the most part compliance with these requirements by each adviser with respect to its portion of a Portfolio will assure compliance by the Portfolio as a whole. In addition, SFM monitors positions taken by each adviser and will notify advisers of any developing situations to help ensure that investments do not run afoul of the short-short test or the wash sale rules. To the extent that having multiple advisers responsible for investing separate portions of a Portfolio's assets creates the need for coordination among the advisers, there is an increased risk that the Portfolio will not comply with these regulatory and tax requirements.

                     It is possible that different advisers for the same
                  Portfolio could take opposite actions within a short period of time with respect to a particular security. For example, one adviser could buy a security for the Portfolio and shortly thereafter another adviser could sell the same security from the portion of the Portfolio allocated to it. If in these circumstances the securities could be transferred from one adviser's portion of the Portfolio to another, the Portfolio could avoid transaction costs and could avoid creating possible wash sales and short-short gains under the Internal Revenue Code of 1986, as amended (the "Code"). Such transfers are not practicable but the advisers do not believe that there will be material adverse effects on a Portfolio as a result. First, it does not appear likely that there will be substantial overlap in the securities acquired for a Portfolio by the various advisers. Moreover, the advisers would probably only rarely engage in the types of offsetting transactions described above, especially within a short time period. Therefore, it is a matter of speculation whether offsetting transactions would result in any significant increases in transaction costs or have significant tax consequences. With respect to the latter, the advisers have established procedures with respect to the short-short test which are designed to prevent realization of short-short gains in excess of Code limits. It is true that wash sales could occur in spite of the efforts of SFM, but the Board of Trustees believes that the benefits of using multi-managers outweighs the consequences of any wash sales.

                     SFM is currently seeking an exemptive order from the
                  Securities and Exchange Commission (the "SEC") that would permit SFM, with the approval of the Trust's Board of Trustees, to retain sub-advisers for a Portfolio without submitting the sub-advisory agreement to a vote of the Portfolio's shareholders. If granted, the exemptive relief will permit the non-disclosure of amounts payable by SFM under such sub-advisory agreements. The Trust will notify shareholders in the event of any change in the identity of the sub-adviser for a Portfolio. Until or unless this exemptive order is granted, if one of the advisers is terminated or departs from a Portfolio with multiple advisers, the Portfolio will handle such termination or departure in one of two ways. First, the Portfolio may propose that a new adviser be appointed to manage that portion of the Portfolio's assets managed by the departing adviser. In this case, the Portfolio would be required to submit to the vote of the Portfolio's shareholders the approval of an investment advisory contract with the new adviser. In the alternative, the Portfolio may decide to allocate the departing adviser's assets among the remaining advisers. This allocation would not require new investment advisory contracts with the remaining advisers, and consequently no shareholder approval would be necessary.

THE ADVISER _______________________________________________________________

SEI FINANCIAL     SFM serves as investment adviser for the Large Cap Value,
MANAGEMENT        Large Cap Growth, Small Cap Value, Small Cap Growth, Mid-
CORPORATION       Cap, Capital Appreciation and Equity Income Portfolios. SFM
                  is a wholly-owned subsidiary of SEI Corporation ("SEI"), a financial services company located in Wayne, PA. The principal business address of SFM is 680 East Swedesford
                  Road, Wayne, PA 19087-1658. SEI was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. Affiliates of SFM have provided consulting advice to institutional investors for more than 20 years, including advice regarding selection and evaluation of investment advisers. SFM currently serves as manager or administrator to more than 26 investment companies, including more than 220 portfolios, which investment companies have more than $ billion in assets as of September 30, 1995.

                     For these advisory services SFM is entitled to a fee,
                  which is calculated daily and paid monthly, at an annual rate of .35% of the Large Cap Value Portfolio's average daily net assets, at an annual rate of .40% of the Large Cap Growth, Mid-Cap, Capital Appreciation and Equity Income Portfolios' average daily net assets and at an annual rate of .65% of the Small Cap Value and Small Cap Growth Portfolios' average daily net assets.

THE SUB-ADVISERS __________________________________________________________

1838 INVESTMENT   1838 Investment Advisors, L.P. ("1838") serves as Sub-
ADVISORS, L.P.    Adviser to a portion of the assets of the Small Cap Value
                  Portfolio. 1838 is a Delaware limited partnership located at 100 Matsonford Road, Radnor, PA. As of September 30, 1995,
                  1838 managed $4.3 billion in assets in large and small capitalization equity, fixed income and balanced account portfolios. Clients include corporate employee benefit plans, municipalities, endowments, foundations, jointly trusteed plans, insurance companies and wealthy individuals.

                     Edwin B. Powell, Holly. L. Guthrie and Joseph T. Doyle,
                  have served as the portfolio managers to the Small Cap Value Portfolio since its inception, and since 1995, Cynthia R. Axlrod also served as a portfolio manager to the Portfolio. These individuals work as a team and share responsibility. Mr. Doyle has been with 1838 since 1988. Mr. Powell and Ms. Guthrie joined 1838 in 1994. Mr. Powell managed small cap equity portfolios for Provident Capital Management from 1987 to 1994. Ms. Guthrie managed small cap equity portfolios for Provident Capital Management from 1992 to 1994. Prior to that she was employed by CoreStates Investment Advisers from 1987 to 1992 as an equity analyst and portfolio manager. Prior to joining 1838, Ms. Axlrod was with Friess Associates from 1992 to 1995. Prior to 1992, Ms. Axlrod was with Provident Capital Management from 1987 to 1992.

                     SFM pays 1838 a fee, which is calculated and paid
                  monthly, based on an annual rate of .50% of the average monthly market value of the assets of the Small Cap Value Portfolio managed by 1838. 1838 may waive all or a portion of its fee in order to limit the operating expenses of the Portfolio. 1838 reserves the right, in its sole discretion, to terminate any such voluntary fee waiver at any time. During the fiscal year ended September 30, 1994, 1838 received a sub-advisory fee of .50%.

ALLIANCE          Alliance Capital Management L.P. ("Alliance") serves as Sub-
CAPITAL           Adviser to a portion of the assets of the Large Cap Growth
MANAGEMENT L.P.   Portfolio. Alliance is a registered investment adviser
                  organized as a Delaware limited partnership which originated as Alliance Capital Management Corporation in 1971. Alliance
                  Capital Management Corporation ("ACML"), an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States, is the general partner of Alliance. As of September 30, 1995, Alliance managed over $143 billion in assets. The principal business address of Alliance is 1345
                  Avenue of the Americas, New York, NY 10105.

                     The Portfolio has been managed by a committee since its
                  inception.

                     SFM pays Alliance the greater of $125,000 or a fee, which
                  is calculated and paid monthly based on an annual rate of .25% of the average monthly market value of the assets of the Large Cap Growth Portfolio managed by Alliance. Alliance may waive all or a portion of its fees in order to limit the operating expenses of the Portfolio. Alliance reserves the right, in its sole discretion, to terminate any such voluntary fee waiver at any time. For the fiscal year ended September 30, 1995, Alliance received a sub-advisory fee of .20%.

APODACA-          Apodaca-Johnston Capital Management, Inc. ("Apodaca") serves
JOHNSTON          as Sub-Adviser to a portion of the assets of the Small Cap
CAPITAL           Growth Portfolio. Apodaca is a California corporation with
MANAGEMENT,       its principal address at 50 California Street, Suite 3315,
INC.              San Francisco, CA 94111. Apodaca's predecessor was founded in 1985, and as of September 30, 1995, Apodaca has approximately $205 million in assets under management.
                  Apodaca's clients include individuals, pension and profit sharing plans, an endowment fund and an investment company portfolio.

                     The portion of the Portfolio's assets allocated to
                  Apodaca has been managed since August, 1995 by Scott Johnston and Jerry C. Apodaca, Jr. Mr. Johnston, a principal and 1/3 owner of Apodaca, founded Apodaca's predecessor in 1985, and has 23 years of investment experience. Jerry C. Apodaca, Jr. joined the firm as a principal and 1/3 owner in 1991, and has 12 years investment management experience. Before joining Apodaca, Mr. Apodaca was a Vice President of Marketing at Newport First Investments, Inc.

                     SFM pays Apodaca a fee, which is calculated and paid
                  monthly, based on an annual rate of .50% of the average monthly market value of the assets of the Small Cap Growth Portfolio managed by Apodaca. For the fiscal year ended September 30, 1995, Apodaca received a sub-advisory fee of .50%.

BOSTON PARTNERS   Boston Partners Asset Management, L.P. ("Boston") serves as
ASSET             Sub-Adviser to a portion of the assets of the Small Cap
MANAGEMENT,       Value Portfolio. Boston, a Delaware limited partnership, is
L.P.              a registered investment adviser with its principal business address at One Financial Center, 43rd Floor, Boston, MA
                  02111. Boston's general partner, Boston Partners, Inc., One
                  Financial Center, 43rd Floor, Boston, MA 02111, whose sole shareholder is Desmond J. Heathwood, Chief Investment
                  Officer of Boston, owns approximately 20% of Boston's partnership interests. Boston was founded in April, 1995, and as of September 30, 1995, it had approximately $4.2 billion in assets under management. Boston's clients include corporations, endowments, foundations, pension and profit sharing plans and one other investment company.

                     Boston, along with its general partner and several of its
                  limited partners, is a defendant in a civil action filed in April 1995 in Suffolk County (Massachusetts) Superior Court brought by The Boston Company Asset Management, Inc. ("TBCAM"), the former employer of certain partners of Boston, captioned, The Boston Company Asset Management, Inc.
                  v. Desmond J. Heathwood, et. al., Civil Action No. 95-2202. TBCAM alleges various causes of action arising from the unsuccessful effort by Desmond J. Heathwood, the sole shareholder of Boston's general partner, and other former TBCAM officers, to purchase the assets of TBCAM, and the resulting formation of Boston. The defendants have filed an answer which denies all of TBCAM's allegations, and have asserted counterclaims against TBCAM. The parties are currently engaged in discovery proceedings, and no trial date has been set. Boston believes that TBCAM's action is without merit, and will not have a material adverse effect on Boston.

                     The portion of the Small Cap Value Portfolio's assets
                  allocated to Boston has been managed since November, 1995 by Wayne J. Archambo, C.F.A. Mr. Archambo has been employed by Boston since its organization, and has 10 years experience investing in small capitalization stocks. Prior to joining Boston, Mr. Archambo was a Senior Vice President and member of the Equity Policy Committee at The Boston Company Asset Management, Inc., where he created that firm's Small Capitalization Value Product and Mid Capitalization Product. Prior to joining The Boston Company Asset Management, Inc. in 1989, Mr. Archambo spent six years as a portfolio manager/analyst for Boston-based Systematic Investors.

                     SFM pays Boston a fee, which is calculated and paid
                  monthly, based on an annual rate of .50% of the average monthly market value of the assets of the Small Cap Value Portfolio managed by Boston. During the last fiscal year, Boston did not serve as Sub-Adviser and therefore did not receive a sub-advisory fee.


IDS ADVISORY      IDS Advisory Group Inc. ("IDS") serves as Sub-Adviser to a
GROUP INC.        portion of the assets of the Large Cap Growth Portfolio. IDS is a registered investment adviser and wholly-owned subsidiary of American Express Financial Corporation. As of
                  September 30, 1995, IDS managed over $24.9 billion in assets with $6.3 billion of this total in large capitalization growth domestic equities. IDS was founded in 1972 to manage tax-exempt assets for institutional clients. The principal business address of IDS is IDS Tower 10, Minneapolis, MN 55440.
                     The day-to-day management of IDS' portion of the Large
                  Cap Growth Portfolio's investments is the responsibility of a committee composed of the eight investment portfolio managers of the equity investment team. No individual person is primarily responsible for making recommendations to that committee. IDS has served as sub-adviser to the Large Cap
                  Growth Portfolio since its inception.

                     SFM pays the greater of $125,000 or a fee, which is
                  calculated and paid monthly, based on an annual rate of .25% of the average monthly market value of the assets of the Large Cap Growth Portfolio managed by IDS. IDS may waive all or a portion of its fee in order to limit the operating expenses of the Portfolio. IDS reserves the right, in its sole discretion, to terminate any such voluntary fee waiver at any time. For the fiscal year ended September 30, 1995, IDS received a sub-advisory fee of .20%.


LSV ASSET         LSV Asset Management ("LSV") serves as Sub-Adviser to a
MANAGEMENT        portion of the assets of the Large Cap Value Portfolio. LSV is a registered investment adviser organized as a Delaware general partnership in which an affiliate of SFM owns a majority interest. The general partners of LSV have developed quantitative value analysis methodology and software which has been used to manage assets over the past
                  5 years. The portfolio identified by the model has been implemented by three institutional clients with aggregate assets invested of approximately $515 million including $75 million in a portfolio of U.S. securities. The principal business address of LSV is 181 W. Madison Avenue, Chicago,
                  IL 60602.

                     Investment decisions have been made by the quantitative
                  computer model since March, 1995. Josef Lakonishok, Andrei Shleifer and Robert Vishny, officers of LSV, will on a continuous basis monitor the quantitative analysis model and based on their ongoing research and statistical analysis make adjustments to the model. Securities are identified for purchase or sale for the Portfolio based upon the computer model and defined variance tolerances. Purchases and sales are effected by LSV based upon the output from the model.

                     SFM pays LSV a fee, which is calculated and paid monthly,
                  based on an annual rate of .20% of the average monthly market value of the assets of the Large Cap Value Portfolio managed by LSV. For the fiscal year ended September 30, 1995, LSV received a sub-advisory fee of .20%.

MARTINGALE        Martingale Asset Management, L.P. ("Martingale") serves as
ASSET             Sub-Adviser to the Mid-Cap Portfolio. Martingale is a
MANAGEMENT,       Delaware limited partnership with its principal address at
L.P.              222 Berkeley Street, Boston, MA 02116. Commerz Asset
                  Management USA Corporation ("CAM") is the general partner with a controlling interest in Martingale. CAM is an affiliate of Commerz International Capital Management GmbH
                  ("CICM"), headquartered in Frankfurt, Germany. CICM is the asset management subsidiary of Commerzbank AG.

                  Martingale was established in 1987, and as of September 30, 1995, had assets of approximately $266 million under management.

                    The assets of the Portfolio have been managed by John
                  Freeman since June, 1995. Mr. Freeman has 10 years of investment management experience, including three years experience investing in mid cap companies. Prior to joining Martingale in 1992, he worked at BARRA, Inc. as a Manager of Consulting Services.

                    SFM pays Martingale a fee, which is calculated and paid
                  monthly, based on an annual rate of .25% of the average monthly market value of the assets of the Mid-Cap Portfolio managed by Martingale. For the fiscal year ended September 30, 1995, Martingale received a sub-advisory fee of .25%.


MELLON EQUITY     Mellon Equity Associates ("Mellon") serves as Sub-Adviser to
ASSOCIATES        a portion of the assets of the Large Cap Value Portfolio.
                  Mellon is a Pennsylvania business trust founded in 1987, whose sole beneficiary is MBC Investments Corporation, a wholly-owned subsidiary of the Mellon Bank Corporation.
                  Mellon is a professional investment counseling firm that provides investment management services to the equity and balanced pension, public fund and profit-sharing investment management markets, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the
                  "1940 Act"). Mellon had discretionary management authority with respect to approximately $7.6 billion of assets as of September 30, 1995. Mellon's predecessor organization had managed domestic equity tax-exempt institutional accounts since 1947. The business address for Mellon is 500 Grant
                  Street, Suite 3700, Pittsburgh, PA 15258.

                     William P. Rydell and Robert A. Wilk have been Portfolio
                  Managers for Mellon's portion of the Large Cap Value Portfolio since 1994. Mr. Rydell is the President and Chief Executive Officer of Mellon, and has been managing individual and collectivized portfolios at Mellon since 1982. Mr. Wilk is a Senior Vice President and Portfolio Manager of Mellon, and has been involved with securities analysis, quantitative research, asset allocation, trading and client services at Mellon since April 1990. Prior to joining Mellon, Mr. Wilk was in charge of portfolio management and conducted quantitative research for another investment subsidiary of Mellon Bank Corporation, Triangle Portfolio Associates.

                     SFM pays Mellon a fee, which is calculated and paid
                  monthly, based on an annual rate of .20% of the average monthly market value of the assets of the Large Cap Value Portfolio managed by Mellon. Mellon is entitled to a fee, which is paid monthly by SFM, at an annual rate of .20% of the market value of investments under its management. For the fiscal year ended September 30, 1995, Mellon received a sub-advisory fee of .20%.

                     The Glass-Steagall Act restricts the securities
                  activities of banks such as Mellon Bank Corporation, but federal regulatory authorities permit such banks to provide investment advisory and other services to mutual funds. Should this position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.

MERUS CAPITAL     Merus Capital Management ("Merus") serves as Sub-Adviser for
MANAGEMENT        the Equity Income Portfolio and also serves as Sub-Adviser to a portion of the assets of the Large Cap Value Portfolio.
                  Merus is a division of the Bank of California and provides equity and fixed-income management services to a broad array of corporate and municipal clients. As of September 30, 1995, Merus had discretionary management authority with respect to approximately $6.6 billion of assets. The principal business address of Merus is 475 Sansome Street, San Francisco, CA 94111.

                     The Equity Income Portfolio has been managed by a
                  committee since its inception. The Large Cap Value Portfolio has been managed by a committee since December, 1994.

                     SFM pays Merus a fee, which is calculated and paid
                  monthly, based on an annual rate of .25% of the average monthly market value of the assets of the Equity Income Portfolio managed by Merus and an annual rate of .20% of the average monthly market value of assets of the Large Cap Value Portfolio managed by Merus. For the fiscal year ended September 30, 1995, Merus received a sub-advisory fee of .25% for the Equity Income Portfolio and .20% for the Large Cap Value Portfolio.

                     The Glass-Steagall Act restricts the securities
                  activities of banks such as the Bank of California, but federal regulatory authorities permit such banks to provide investment advisory and other services to mutual funds. Should this position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.

NICHOLAS-         Nicholas-Applegate Capital Management, Inc. ("Nicholas-
APPLEGATE         Applegate") serves as Sub-Adviser to the Small Cap Growth
CAPITAL           Portfolio and is responsible for a portion of the assets of
MANAGEMENT,       the Portfolio. Nicholas-Applegate also served as the Mid-Cap
INC.              Portfolio's adviser until June, 1995.

                     Nicholas-Applegate has operated as an investment adviser
                  which provides investment services to employee benefit plans, endowments, foundations, other institutions and, since April 20, 1987, investment companies. As of September 30, 1995, Nicholas-Applegate had discretionary management authority with respect to approximately $27 billion of assets. The principal business address of Nicholas-Applegate is 600 West Broadway, 29th Floor, San Diego, CA 92101. Nicholas-Applegate, pursuant to a partnership agreement, is controlled by its general partner Nicholas-Applegate Capital Management, Holdings, L.P., a California Limited Partnership controlled by Arthur E. Nicholas.
                     Nicholas-Applegate manages its portion of the Small Cap
                  Growth Portfolio through its systematic-driven management team under the supervision of Mr. Nicholas, founder and Chief Investment Officer of the firm. Nicholas-Applegate's systems driven investment team, headed by Lawrence S. Speidell, is primarily responsible for the day-to-day management of the Portfolio since March 1994. Mr. Speidell has been a Portfolio Manager and investment team leader with Nicholas-Applegate since March 1994. Prior to joining Nicholas-Applegate, he was an institutional portfolio manager with Batterymarch Financial Management.

                     SFM pays Nicholas-Applegate a fee, which is calculated
                  and paid monthly, based on an annual rate of .50% of the average monthly market value of the assets of the Small Cap Growth Portfolio managed by Nicholas-Applegate. For the fiscal year ended September 30, 1995, Nicholas-Applegate received a sub-advisory of .50%.


PILGRIM BAXTER    Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") serves
& ASSOCIATES,     as Sub-Adviser to a portion of the assets of the Small Cap
LTD.              Growth Portfolio.

                     Pilgrim Baxter is a professional investment management
                  firm and registered investment adviser that, along with its predecessors, has been in business since 1982. The controlling shareholder of Pilgrim Baxter is United Asset Management ("UAM"), a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management firms. UAM's corporate office is located at One International Place, Boston, MA 02110. As of September 30, 1995, Pilgrim Baxter had discretionary management with respect to approximately $6.5 billion in assets. In addition to advising the Portfolio, Pilgrim Baxter provides advisory services to pension and profit-sharing plans, charitable institutions, corporations, individual investors, trusts and estates, and other investment companies. The principal address of Pilgrim Baxter is 1255 Drummers Lane, Suite 300, Wayne, PA 19087.

                     Michael D. Jones, CFA, joined Pilgrim Baxter in February,
                  1995 as a portfolio manager. Mr. Jones has been managing the Small Cap Growth Portfolio since April 15, 1995. Prior to joining Pilgrim Baxter, Mr. Jones was a portfolio manager with The Bank of New York from June 1990 to January 1995.

                     SFM pays Pilgrim Baxter a fee, which is calculated and
                  paid monthly, based on an annual rate of .50% of the average monthly market value of assets of the Small Cap Growth Portfolio managed by Pilgrim Baxter. For the fiscal year ended September 30, 1994, Pilgrim Baxter received a sub-advisory fee of .50%.

STI CAPITAL       STI Capital Management, N.A. ("STI") (formerly, SunBank
MANAGEMENT,       Capital Management N.A.) serves as Sub-Adviser to the
N.A.              Capital Appreciation Portfolio. STI was established in 1934 and is owned by SunBank, Inc., a wholly-owned subsidiary of Sun Trust Banks, Inc., a bank holding company. As of September 30, 1995, STI had discretionary management authority with respect to approximately $11.4 billion of assets. The principal business address of STI is P.O. Box
                  3786, Orlando, Florida 32802.

                     Anthony R. Gray is Chairman and Chief Investment Officer
                  of STI since 1987, and has managed the Capital Appreciation Portfolio since its inception. Mr. Gray joined SunBank in 1979 as Director of Research of the Trust Investment Division.

                     SFM pays STI a fee, which is calculated and paid monthly,
                  based on an annual rate of .25% of the average monthly market value of the assets of the Capital Appreciation Portfolio managed by STI. For the fiscal year ended September 30, 1995. STI received a sub-advisory fee of .25%.

                     The Glass-Steagall Act restricts the securities
                  activities of banks such as Sun Trust Banks, Inc., but federal regulatory authorities permit such banks to provide investment advisory and other services to mutual funds. Should this position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.

WALL STREET       Wall Street Associates ("WSA") serves as Sub-Adviser to a
ASSOCIATES        portion of the assets of the Small Cap Growth Portfolio. WSA is organized as a corporation with its principal business address at 1200 Prospect Street, Suite 100, La Jolla, CA
                  92037. WSA was founded in 1987, and as of September 30, 1995, had approximately $925 million in assets under management. WSA provides investment advisory services for institutional clients, an investment partnership for which it serves as general partner, a group trust, for which it serves as sole investment manager, and an offshore fund for foreign investors for which it serves as the sole investment manager.

                     William Jeffrey III, Kenneth F. McCain, and Richard S.
                  Coons, each of whom own 1/3 of WSA, serve as Portfolio Managers for the portion of the Portfolio's assets allocated to WSA since August, 1995. Each is a principal of WSA and, together, they have 73 years of investment management experience.

                     WSA has served as an investment sub-adviser to only one
                  registered investment company (since June 28, 1995), and, as such, does not have extensive experience advising a highly regulated entity such as an investment company. This may present additional risks for the Portfolio.

                     SFM pays WSA a fee, which is calculated and paid monthly,
                  based on an annual rate of .50% of the average monthly market value of the assets of the Small Cap Growth Portfolio managed by WSA. For the fiscal year ended September 30, 1995, WSA received a sub-advisory fee of .50%.

DISTRIBUTION ___________________________________________________________________

                  SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as each Portfolio's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. Each Class of the Trust has adopted a distribution plan (the "Class A Plan" or "Class D Plan," and collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act.

                     The Class D Plan provides for reimbursement for expenses
                  incurred by the Distributor, in an amount not to exceed .30% of the average daily net assets of each Portfolio, on an annualized basis, provided those expenses are permissible as to both type and amount under a budget adopted by the Board of Trustees, including those who are not interested persons and have no financial interest in the Plan or any related agreement ("Qualified Trustees"). Currently, the budget (shown here as a percentage of average daily net assets) for each Portfolio is set at an annual rate as follows: Large Cap Value Portfolio,

                  0.07%; Large Cap Growth Portfolio, 0.06%, Small Cap Value Portfolio, 0.05%; Small Cap Growth Portfolio, 0.08%; Mid-Cap Portfolio, 0.12%; Capital Appreciation Portfolio, 0.09%; and Equity Income Portfolio, 0.09%.

                     Distribution-related expenses reimbursable to the
                  Distributor under the budget include those related to the costs of the printing of reports, prospectuses, notices and similar materials for persons other than current shareholders, federal and state securities law registration and the cost of complying with such laws in the distribution of the Trust's shares, advertising expenses and promotional and sales expenses including expenses for travel, communication and compensation and benefits for sales personnel. Distribution expenses not attributable to a specific Portfolio are allocated among each of the Portfolios of the Trust on the basis of their average net assets. The Trust is not obligated to reimburse the Distributor for any expenditures in excess of the approved budget.

                     The Class D Plan, in addition to providing for the
                  reimbursement payments described above, provides for payments to the Distributor at an annual rate of .30% of each Portfolio's average daily net assets attributable to Class D shares. This additional payment may be used to compensate financial institutions that provide distribution-related services to their customers. These payments are characterized as "compensation," and are not directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may therefore be higher or lower than its actual expenses. These additional payments compensate the Distributor for its services in connection with distribution assistance or the provision of shareholder services, and some or all of it may be used to pay financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers (including the Distributor's affiliates and subsidiaries) for services or reimbursement of expenses incurred in connection with distribution assistance or the provision of shareholder services. If the Distributor's expenses are less than its fees under the Class D Plan, the Trust will still pay the full fee and the Distributor will realize a profit, but the Trust will not be obligated to pay in excess of the full fee, even if the Distributor's actual expenses are higher.

                     It is possible that an institution may offer different
                  classes of shares to its customers and thus receive different compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.

                     The Trust may execute brokerage or other agency
                  transactions through the Distributor for which the Distributor may receive compensation.

                     The Distributor may, from time to time in its sole
                  discretion, institute one or more promotional incentive programs, which will be paid for by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Portfolios. Such promotional incentives will be offered uniformly to all shares of the Portfolios, and also will be offered uniformly to all dealers, predicated upon the amount of shares of the Portfolios sold by such dealer.

PERFORMANCE ____________________________________________________________________

                  From time to time, a Portfolio may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

                     The total return of a Portfolio refers to the average
                  compounded rate of return to a hypothetical investment, net of any sales charge imposed on Class D Shares redeemed at the end of the specified period covered by the total return figure, for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions. The total return of a Portfolio may also be quoted as a dollar amount or on an aggregate basis, an actual basis, without inclusion of any front-end or contingent sales charges, or with a reduced sales charge in advertisements distributed to investors entitled to a reduced sales charge.

                     A Portfolio may periodically compare its performance to
                  that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. A Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. A Portfolio may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. A Portfolio may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

                     A Portfolio may quote various measures of volatility and
                  benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

                     For each Portfolio, the performance of Class A shares
                  will normally be higher than the performance of the Class D shares of that Portfolio because of the additional distribution and transfer agent expenses charged to Class D shares.

                     Additional performance information is set forth in the
                  1995 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-437-6016.

 ................................................................................

[SYMBOL APPEARS HERE]    TAXES

 You must pay taxes on your Portfolio's earnings, whether you take your payments in cash or additional shares.

 ................................................................................
 ................................................................................

[SYMBOL APPEARS HERE]    DISTRIBUTIONS

 A Portfolio distributes income dividends and capital gains. Income dividends represent the earnings from the Portfolio's investments; capital gains distributions occur when a Portfolio sells investments for more than the original purchase price.
 ................................................................................

TAXES __________________________________________________________________________
                 The following summary of federal income tax consequences is based on current tax laws and regulations, which may be
                 changed by legislative, judicial, or administrative action.
                 No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of a
                 Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific
                 questions as to federal, state, and local income taxes. State and local tax consequences of an investment in a Portfolio may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.
Tax Status of    A Portfolio is treated as a separate entity for federal
the Portfolios   income tax purposes and is not combined with the Trust's other portfolios. Each Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Code, so as to be relieved of federal income tax on net investment company taxable income (including the excess, if any, of net short-term capital gains over net long-term capital losses) and net capital gains (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders.

Tax Status of    Each Portfolio distributes substantially all of its net
Distributions    investment company taxable income to shareholders. Dividends from a Portfolio's net investment company taxable income are taxable to its shareholders as ordinary income (whether received in cash or in additional shares), and generally will qualify for the dividends-received deduction for corporate shareholders to the extent that such dividends are derived from dividends paid on domestic and equity securities owned by the Portfolio. Distributions of net capital gains are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held shares and are not eligible for the corporate dividends-received deduction. Each Portfolio will make annual reports to shareholders of the federal income tax status of all distributions. Dividends declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of the year declared if paid by a Portfolio at any time during the following January.

                    Each Portfolio intends to make sufficient distributions to avoid liability for the federal excise tax applicable to RICs.

                    Each sale, exchange, or redemption of a Portfolio's shares generally is a taxable transaction to the shareholder.

 ................................................................................

[SYMBOL APPEARS HERE]    BUY, EXCHANGE AND SELL
                         REQUESTS ARE IN "GOOD
                         ORDER" WHEN:

 . The account number and portfolio name are shown
 . The amount of the transaction is specified in dollars or shares
 . Signatures of all owners appear exactly as they are registered on the account . Any required signature guarantees (if applicable) are included
 . Other supporting legal documents (as necessary) are present

 ................................................................................
ADDITIONAL
INFORMATION ABOUT
DOING BUSINESS
WITH US ________________________________________________________________________

Business Days    You may buy, sell or exchange shares on days which the New York
                 Stock Exchange is open for business (a "Business Day"). All purchase, exchange and redemption requests received in "good order" will be effective as of the Business Day received by the Transfer Agent as long as the Transfer Agent receives the order and, in the case of a purchase request, payment before 4:00 p.m. Eastern time. Otherwise the purchase will be effective when payment is received. Broker-dealers may have separate arrangements with the Trust regarding the sale of its Class D shares.
                    If an exchange request is for shares of a portfolio whose
                 net asset value is calculated as of a time earlier than 4:00 p.m. Eastern time, the exchange request will not be effective until the next Business Day. Anyone who wishes to make an exchange must have received a current prospectus of the portfolio into which the exchange is being made before the exchange will be effected.

Minimum          The minimum initial investment in a Portfolio's Class D
Investments      shares is $1,000; however, the minimum investment may be
                 waived at the Distributor's discretion. All subsequent
                 purchases must be at least $100 ($25 for payroll deductions authorized pursuant to pre-approved payroll deduction plans).
                 The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best
                 interest of the Trust or its shareholders to accept such
                 order. In addition, because excessive trading (including
                 short-term "market timing" trading) can hurt a Portfolio's performance, each Portfolio may refuse purchase orders from any shareholder account if the accountholder has been advised that previous purchase and redemption transactions were
                 considered excessive in number or amount. Accounts under
                 common control or ownership, including those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose.
Maintaining a    Due to the relatively high cost of handling small
Minimum          investments, a Portfolio reserves the right to redeem, at net
Account          asset value, the shares of any shareholder if, because of
Balance          redemptions of shares by or on behalf of the shareholder, the account of such shareholder in a Portfolio has a value of less than $1,000, the minimum initial purchase amount.
                 Accordingly, an investor purchasing shares of a Portfolio in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems any of these shares. Before a Portfolio exercises its right to redeem such shares and to send the proceeds to the shareholder, the shareholder will be given notice that the value of the shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in a Portfolio in an amount that will increase the value of the account to at least $1,000. See "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.

                     At various times, a Portfolio may receive a request to
                  redeem shares for which it has not yet received good payment. In such circumstances, redemption proceeds will be forwarded upon collection of payment for the shares; collection of payment may take 10 or more days. A Portfolio intends to pay cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

Net Asset Value   An order to buy shares will be executed at a per share price equal to the net asset value next determined after the receipt of the purchase order by the Distributor plus any applicable sales charge (the "offering price"). No certificates representing shares will be issued. An order to sell shares will be executed at the net asset value per share next determined after receipt and effectiveness of a request for redemption in good order. Net asset value per share is determined as of the close of business of the New
                  York Stock Exchange (currently, 4:00 p.m. Eastern time) on each Business Day. Payment to shareholders for shares redeemed will be made within seven days after receipt by the Distributor of the redemption order.

How the Net       The net asset value per share of a Portfolio is determined
Asset Value is    by dividing the total market value of its investments and
Determined        other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. A Portfolio may use a pricing service to obtain the last sale price of each equity or fixed income security held by a Portfolio. In addition, portfolio securities are valued at the last quoted sales price for such securities, or, if there is no such reported sales price on the valuation date, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Net asset value per share is determined daily as of the close of business of the New York Stock Exchange
                  (currently, 4:00 p.m. Eastern time) on each Business Day.
                  Purchases will be made in full and fractional shares of a Portfolio calculated to three decimal places. Although the methodology and procedures for determining net asset value per share are identical for both classes of a Portfolio, the net asset value per share of one class may differ from that of another class because of the different distribution fees charged to each class and the incremental transfer agent fees charged to Class D shares.

Rights of         In calculating the sales charge rates applicable to current
Accumulation      purchases of a Portfolio's shares, a "single purchaser"
                  (defined below) is entitled to combine current purchases with the current market value of previously purchased shares of a Portfolio and Class D shares of other portfolios
                  ("Eligible Portfolios") which are sold subject to a comparable sales charge.

                     The term "single purchaser" refers to (i) an individual,
                  (ii) an individual and spouse purchasing shares of a Portfolio for their own account or for trust or custodial accounts of their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 or 457 of the Code, including related plans of the same employer. Furthermore, under this provision, purchases by a single purchaser shall include purchases by an individual for his or her own account in combination with (i) purchases of that individual and spouse for their joint accounts or for trust and custodial accounts for their minor children and (ii) purchases of that individual's spouse for his or her own account. To be entitled to a reduced sales charge based upon shares already owned, the investor must ask the Transfer Agent for such reduction at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their children (under age 21). A Portfolio may amend or terminate this right of accumulation at any time as to subsequent purchases.

Letter of         By submitting a Letter of Intent (the "Letter") to the
Intent            Transfer Agent, a single purchaser may purchase shares of a
                  Portfolio and the other Eligible Portfolios during a 13-month period at the reduced sales charge rates applying to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. It is the shareholder's responsibility to notify SFM at the time the Letter is submitted that there are prior purchases that may apply.

                     Five percent (5%) of the total amount intended to be
                  purchased will be held in escrow by the Transfer Agent until such purchase is completed within the 13-month period. The
                  13-month period begins on the date of the earliest purchase.
                  If the intended investment is not completed, SFM will
                  surrender an appropriate number of the escrowed shares for redemption in order to realize the difference between the
                  sales charge on the shares purchased at the reduced rate and the sales charge otherwise applicable to the total shares
                  purchased. Such purchasers may include the value of all
                  their shares of the Portfolio and of any of the other
                  Eligible Portfolios in the Trust towards the completion of such Letter.
Sales Charge      No sales charge is imposed on shares of a Portfolio: (i)
Waivers           issued in plans of reorganization, such as mergers, asset
                  acquisitions and exchange offers, to which the Trust is a party; (ii) sold to dealers or brokers that have a sales agreement with the Distributor ("participating broker-dealers"), for their own account or for retirement plans for employees or sold to present employees of dealers or brokers that certify to the Distributor at the time of purchase that such purchase is for their own account; (iii) sold to present employees of SEI or one of its affiliates, or of any entity which is a current service provider to the Trust;
                  (iv) sold to tax-exempt organizations enumerated in

                  Section 501(c) of the Code or qualified employee benefit plans created under Sections 401, 403(b)(7) or 457 of the Code (but not IRAs or SEPs); (v) sold to fee-based clients of banks, financial planners and investment advisers; (vi) sold to clients of trust companies and bank trust departments; (vii) sold to trustees and officers of the Trust; (viii) purchased with proceeds from the recent redemption of Class D shares of another Portfolio of the Trust or another class of shares of a portfolio of the Trust, SEI Tax-Exempt Trust, SEI International Trust, SEI Liquid Asset Trust, or SEI Daily Income Trust; (ix) purchased with the proceeds from the recent redemption of shares of a mutual fund with similar investment objectives and policies (other than Class D shares) for which a front-end sales charge was paid (this offer will be extended, to cover shares on which a deferred sales charge was paid, if permitted under regulatory authorities' interpretation of applicable law); or (x) sold to participants or members of certain affinity groups, such as trade associations or membership organizations, which have entered into arrangements with the Distributor. Members of affinity groups should see the Statement of Additional Information or call the Transfer Agent for further information regarding sales charge waivers.

                     An investor relying upon any of the categories of waivers
                  of sales charges must qualify such waiver in advance of the purchase with the Transfer Agent or the financial institution or the intermediary through which shares are purchased by the investor.

                     The waiver of the sales charge under circumstances (viii)
                  and (ix) above applies only if the following conditions are met: the purchase must be made within 60 days of the redemption; the Transfer Agent must be notified in writing by the investor, or his or her agent, at the time a purchase is made; and a copy of the investor's account statement showing such redemption must accompany such notice. The waiver policy with respect to the purchase of shares through the use of proceeds from a recent redemption as described in clauses (viii) and (ix) above will not be continued indefinitely and may be discontinued at any time without notice. Investors should call 1-800-437-6016 to confirm availability prior to initiating the procedures described in clauses (viii) and (ix) above.

                     The Distributor has also entered into arrangements with
                  certain affinity groups and broker-dealers wherein their members or clients are entitled to percentage-based discounts from the otherwise applicable sales charge for purchase of Class D shares. Currently the percentage-based discount is either 10% or 50%. Members of affinity groups and clients of broker-dealers should see the Statement of Additional Information or contact the Transfer Agent for further information.

Signature         The Transfer Agent may require that the signatures on the
Guarantees        written request be guaranteed. You should be able to obtain a signature guarantee from a bank, broker, dealer, certain credit unions, securities exchange or association, clearing agency or savings association. Notaries public cannot guarantee signatures. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for not more than $5,000 worth of shares,
                  (2) the redemption check is payable to the shareholder(s) of record, and (3) the redemption check is mailed to the shareholder(s) at his or her address of record. The Trust and SFM reserve the right to amend these requirements without notice.

Telephone/Wire    Redemption orders may be placed by telephone. Neither the
Instructions      Trust nor the Transfer Agent will be responsible for any
                  loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means.

Systematic        Please note that if withdrawals exceed income dividends,
Withdrawal Plan   your invested principal in the account will be depleted.
("SWP")           Thus, depending upon the frequency and amounts of the
                  withdrawal payments and/or any fluctuations in the net asset value per share, your original investment could be exhausted entirely. To participate in the SWP, you must have your dividends automatically reinvested. You may change or cancel the SWP at any time, upon written notice to the Transfer
                  Agent.

How to Close      An account may be closed by providing written notice to the
your Account      Transfer Agent. You may also close your account by telephone if you have previously elected telephone options on your account application.

GENERAL INFORMATION ____________________________________________________________

The Trust         The Trust was organized as a Massachusetts business trust
                  under a Declaration of Trust dated October 20, 1986. The
                  Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares and different classes of each portfolio. Shareholders may purchase shares in a Portfolio through two separate classes: Class A and Class D shares, which provide for variation in distribution and transfer agent costs, voting rights, dividends, and the imposition of a sales charge on the Class D shares. This
                  Prospectus offers the Class D shares of the Trust's Large
                  Cap Value, Large Cap Growth, Small Cap Value, Small Cap
                  Growth, Capital Appreciation, Mid-Cap, and Equity Income
                  Portfolios. Additional information pertaining to the Trust may be obtained by writing to SEI Financial Management
                  Corporation, 680 East Swedesford Road, Wayne, PA 19087 or by calling 1-800-437-6016. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to the liabilities related thereto.
                     The Trust pays its expenses, including fees of its
                  service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

                     Certain shareholders in one or more of the Portfolios may
                  obtain asset allocation services with respect to their
                  investments in such Portfolios. If a sufficient amount of a
                  Portfolio's assets are subject to such asset allocation
                  services, a Portfolio may incur higher transaction costs and a higher portfolio turnover rate than would otherwise be
                  anticipated as a result of redemptions and purchases of
                  Portfolio shares pursuant to such services.
Trustees of the   The management and affairs of the Trust are supervised by
Trust             the Trustees under the laws of the Commonwealth of
                  Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights     Each share held entitles the shareholder of record to one
                  vote. The shareholder of each Portfolio of the Trust will vote separately on matters relating solely to that Portfolio. The shareholder of each class will vote separately on matters pertaining to its distribution plan.
                  As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least
                  10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Reporting         The Trust issues unaudited financial statements semi-
                  annually and audited financial statements annually. The
                  Trust furnishes proxy statements and other reports to shareholders of record.

Shareholder       Shareholder inquiries should be directed to DST Systems,
Inquiries         Inc., P.O. Box 419240, Kansas City, MO 64141-6240.

Dividends         Substantially all of the net investment income (exclusive of capital gains) of the Portfolios is periodically declared and paid as a dividend. Dividends currently are paid on a quarterly basis for each Portfolio. Currently, capital gains, if any, are distributed at least annually.
                     Shareholders automatically receive all income dividends
                  and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to SFM at least 15 days prior to the distribution.
                     Dividends and capital gains of each Portfolio are paid on
                  a per-share basis. The value of each share will be reduced by the amount of any such payment. If shares are purchased shortly before the record date for a dividend or capital gains distributions, a shareholder will pay the full price for the share and receive some portion of the price back as a taxable dividend or distribution.

                     The dividends on Class D shares will normally be lower
                  than on Class A shares of a Portfolio because of the additional distribution and transfer agent expenses charged to Class D shares.

Counsel and       Morgan, Lewis & Bockius LLP serves as counsel to the Trust.
Independent       Price Waterhouse LLP serves as the independent accountants
Accountants       of the Trust.

Custodian and     CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box
Wire Agent        7618, Philadelphia, PA 19101 (the "Custodian"), acts as
                  custodian of the Trust's assets. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF
PERMITTED INVESTMENTS AND
RISK FACTORS ___________________________________________________________________
                  The following is a description of the permitted investment practices for the Portfolios, and the associated risk
                  factors:
American          ADRs are securities, typically issued by U.S. financial
Depositary        institution (a "depositary"), that evidence ownership
Receipts          interests in a security or a pool of securities issued by a
("ADRs")          foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security.

                     Holders of unsponsored depositary receipts generally bear
                  all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs that are not listed or traded on an exchange can be purchased over the counter. Prices for such ADRs are determined by the market makers.


Convertible       Convertible securities are corporate securities that are
Securities        exchangeable for a set number of another security at a
                  prestated price. Convertible securities typically have characteristics similar to both fixed-income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

Derivatives       Derivatives are securities that derive their value from
                  other securities. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities
                  (e.g., CMOs, REMICs, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPs), privately issued stripped securities (e.g., TGRs, TRs and CATS). See elsewhere in this "Description of Permitted Investments and Risk Factors" for discussions of these various instruments, and see "Investment Objectives and Policies" for more information about any investment policies and limitations applicable to their use.

Equity            Equity securities represent ownership interests in a company
Securities        or corporation and include common stock, preferred stock,
                  and warrants and other rights to acquire such instruments.
                  Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Portfolio's net asset value.
                     Investments in small capitalization companies involves
                  greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. All
                  Portfolios may invest in equity securities.

Fixed Income      Fixed income securities are debt obligations issued by
Securities        corporations, municipalities and other borrowers. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Futures and       Futures contracts provide for the future sale by one party
Options on        and purchase by another party of a specified amount of a
Futures           specific security at a specified future time and at a
                  specified price. An option on a futures contract give the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Portfolio may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Portfolio will minimize the risk that it will be unable to close out a futures contract that are traded on national futures exchanges.

                     A stock index futures contract is a bilateral agreement
                  pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made; generally contracts are closed out prior to the expiration date of the contract. No price is paid upon entering into futures contracts. Instead, a Portfolio would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

                     In order to avoid leveraging and related risks, when a
                  Portfolio purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid, high grade debt securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with the Trust's custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

                     There are risks associated with these activities,
                  including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Portfolio and the prices of futures and options on future, (3) there may not be a liquid secondary market for a futures contract or option,
                  (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and option on futures.

Illiquid          Illiquid securities are securities that cannot be disposed
Securities        of within seven business days at approximately the price at which they are being carried on the Portfolio's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with duration over 7 days in length. Each
                  Portfolio may invest in illiquid securities.

Money Market      Money market securities are high-quality, dollar-
Instruments       denominated, short-term debt instruments. They consist of:
                  (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S.
                  branches of foreign banks; (ii) U.S. Treasury Obligations and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporation; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial papers; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Mortgage-Backed   Mortgage-backed securities are instruments that entitle the
Securities        holder to a share of all interest and principal payments
                  from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, and adjustable rate mortgages. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.
                     Government Pass-Through Securities: These are securities
                  that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, FNMA and FHLMC. FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, FNMA and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and FNMA also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.
                     Private Pass-Through Securities: These are mortgage-
                  backed securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.
                     Collateralized Mortgage Obligations ("CMOs"): CMOs are
                  debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S.
                  Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.
                     REMICs: A REMIC is a CMO that qualifies for special tax
                  treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For
                  FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC
                  Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.
                     Parallel Pay Securities; PAC Bonds: Parallel pay CMOs and
                  REMICS are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned
                  Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

                     REITs: REITs are trusts that invest primarily in
                  commercial real estate or real estate-related loans. The value of interests in REITs may be affected by the value of the property owned or the quality of the mortgages held by the trust.
                     Stripped Mortgage-Backed Securities ("SMBs"): SMBs are
                  usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities can experience wide swings in value in response to changes in interest rates and associated mortgage prepayment rates. During times when interest rates are experiencing fluctuations, such securities can be difficult to price on a consistent basis. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

                     Risk Factors: Due to the possibility of prepayments of
                  the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.
Options A put option gives the purchase of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a portfolio may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.
                     A Portfolio may purchase put and call options to protect
                  against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Portfolio may seek to purchase in the future. A Portfolio purchasing put and call options pays a premium therefore. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Portfolio, loss of the premium paid may be offset by an increase in the value of the Portfolio's securities or by a decrease in the cost of acquisition of securities by the Portfolio.

                     A Portfolio may write covered call options as a means of
                  increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a portfolio sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Portfolio will realize as profit the premium received for such option. When a call option of which a portfolio is the writer is exercised, the Portfolio will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike pries. When a put option of which the Portfolio is the writer is exercised, the Portfolio will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.
                     A Portfolio may purchase and write options on an exchange
                  or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the Securities and Exchange Commission that OTC options are generally illiquid.
                     A Portfolio may purchase and write put and call options
                  on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Portfolio may choose to terminate an option position by entering into a closing transaction. The ability of a Portfolio to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.
                     All options written on indices must be covered. When a
                  Portfolio writes an option on an index, it will establish a segregated account containing cash or liquid high grade debt securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

                     Risk Factors: Risks associated with options transactions
                  include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for option; and (4) while a Portfolio will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Receipts Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying Permitted Investments. See also "Taxes."

Repurchase        Arrangements by which a Portfolio obtains a security and
Agreements        simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest)
                  on an agreed upon date within a number of days from the date of purchase. The Custodian or its agent will hold the
                  security as collateral for the repurchase agreement.
                  Collateral must be maintained at a value at least equal to
                  102% of the purchase price. The Portfolio bears a risk of
                  loss in the event the other party defaults on its
                  obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities or if the Portfolio realizes a loss on the sale of the
                  collateral securities. The advisers will enter into
                  repurchase agreements on behalf of the Portfolio only with financial institutions deemed to present minimal risk of
                  bankruptcy during the term of the agreement based on
                  guidelines established and periodically reviewed by the
                  Trustees. Repurchase agreements are considered loans under the 1940 Act.
Securities        In order to generate additional income, a Portfolio may lend
Lending           securities which it owns pursuant to agreement requiring
                  that the loan be continuously secured by collateral
                  consisting of cash, securities of the U.S. Government or its agencies equal to at least 100% of the market value of the securities lent. A Portfolio continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral
                  should the borrower of the securities fail financially or
                  become insolvent.
Securities of     There are certain risks connected with investing in foreign
Foreign Issuers   securities. These include risks of adverse political and
                  economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of a Portfolio's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S.
                  dollars, and a Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S.
                  dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains if any, to be distributed to shareholders by a Portfolio.

Time Deposits     Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits are considered to be illiquid securities.


U.S. Government   Obligations issued or guaranteed by agencies of the U.S.
Agency            Government, including, among others, the Federal Farm Credit
Obligations       Bank, the Federal Housing Administration and the Small
                  Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage
                  Corporation, the Federal Land Banks and the U.S. Postal
                  Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government
                  National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (e.g., Federal
                  National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

U.S. Treasury     U.S. Treasury obligations consist of bills, notes and bonds
Obligations       issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal
                  Securities ("STRIPS").

U.S. Treasury     U.S. Treasury receipts are interests in separately traded
Receipts          interest and principal component parts of U.S. Treasury
                  obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.

                  Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") "Liquid Yield Option Notes" ("LYONs") and "Certificates of Accrual on Treasury Securities" ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS are interest in accounts sponsored by the U.S. Treasury.

Variable and      Certain obligations may carry variable or floating rates of
Floating Rate     interest, and may involve a conditional or unconditional
Instruments       demand feature. Such instruments bear interest at rates
                  which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.


Warrants Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

When-Issued and   When-issued or delayed delivery transactions involve the
Delayed           purchase of an instrument with payment and delivery taking
Delivery          place in the future. Delivery of and payment for these
Securities        securities may occur a month or more after the date of the purchase commitment. A Portfolio will maintain with the custodian a separate account with liquid, high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.
                  Although a Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities, a Portfolio may dispose of a when-issued security or forward commitment prior to settlement if the advisers deem it appropriate to do so.

                  Additional information on permitted investments and risk factors can be found in the Statement of Additional Information.

SEI INSTITUTIONAL MANAGED TRUST

          Manager and Shareholder Servicing Agent:
               SEI Financial Management Corporation

          Distributor:
               SEI Financial Services Company

          Investment Advisers and Sub-Advisers:

1838 Investment Advisors, L.P.                    LSV Asset Management
Alliance Capital Management L.P.                  Martingale Asset Management, L.P.
Apodaca-Johnston Capital Management, Inc.         Mellon Equity Associates
BEA Associates                                    Merus Capital Management, a division of The Bank of California
BlackRock Financial Management, Inc.              Nicholas-Applegate Capital Management, Inc.
Boatmen's Trust Company                           Pilgrim Baxter & Associates, Ltd.
Boston Partners Asset Management, L.P.            SEI Financial Management Corporation
Firstar Investment Research & Management Company  STI Capital Management, N.A.
IDS Advisory Group Inc.                           Wall Street Associates
                                                  Western Asset Management Company

This Statement of Additional Information is not a Prospectus. It is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Trust's Prospectuses dated January 31, 1996. Prospectuses may be obtained by writing the Trust's distributor, SEI Financial Services Company, at 680 East Swedesford Road, Wayne, PA 19087-1658, or by calling 1-800-342-5734.

                               TABLE OF CONTENTS

The Trust....................................................................S-2
Description of Permitted Investments.........................................S-2
Investment Limitations......................................................S-10
Description of Ratings......................................................S-12
The Manager and Shareholder Servicing Agent.................................S-16
The Advisers and Sub-Advisers...............................................S-17
Distribution................................................................S-22
Trustees and Officers of the Trust..........................................S-24
Performance.................................................................S-26
Purchase and Redemption of Shares...........................................S-29
Shareholder Services........................................................S-30
Taxes.......................................................................S-32
Portfolio Transactions......................................................S-34
Description of Shares.......................................................S-38
Limitation of Trustees' Liability...........................................S-38
Voting......................................................................S-39
Shareholder Liability.......................................................S-39
Control Persons and Principal Holders of Securities.........................S-39
Experts.....................................................................S-41
Financial  Statements.......................................................S-41

January 31, 1996

SEI-F-048-07

THE TRUST


SEI Institutional Managed Trust (the "Trust") is an open-end management investment company that offers shares of diversified portfolios. The Trust was established as a Massachusetts business trust pursuant to a Declaration of Trust dated October 20, 1986. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of units of beneficial interest ("shares") and separate classes of portfolios. Except for differences between the Class A shares and/or Class D shares pertaining to sales charges, distribution, voting rights, dividends and transfer agent expenses, each share of each portfolio represents an equal proportionate interest in that portfolio with each other share of that portfolio.


This Statement of Additional Information relates to the following Portfolios:
Balanced, Bond, Capital Appreciation, Capital Growth, Equity Income, High Yield Bond, Core Fixed Income (formerly, the Limited Volatility Bond Portfolio), Large Cap Growth, Large Cap Value, Mid-Cap (formerly, the Mid-Cap Growth Portfolio), Small Cap Growth and Small Cap Value Portfolios (each a "Portfolio," and together, the "Portfolios"), and any different classes of the Portfolios.


Shareholders may purchase shares in certain Portfolios through two separate classes, Class A and Class D, which provide for variations in sales loads, distribution costs, transfer agent fees, voting rights and dividends. The Capital Growth Portfolio only offers Class A shares.

DESCRIPTION OF PERMITTED INVESTMENTS

All Portfolios may invest in the following investments unless specifically noted otherwise.




AMERICAN DEPOSITORY RECEIPTS ("ADRs")--The Balanced, Capital Appreciation, Capital Growth, Equity Income, High Yield Bond, Large Cap Growth, Large Cap Value and Small Cap Value Portfolios may invest in ADRs traded on registered exchanges or NASDAQ. The Large Cap Growth Portfolio may also invest in ADRs not traded on an established exchange. While the Portfolios expect to invest primarily in sponsored ADRs, a joint arrangement between the issuer and the depositary, some ADRs may be unsponsored. Unlike sponsored ADRs, the holders of unsponsored ADRs bear all expenses and the depositary may not be obligated to distribute shareholder communications or to pass through the voting rights on the deposited securities.


ASSET-BACKED SECURITIES--The Bond, Core Fixed Income and High Yield Bond Portfolios may invest in securities backed by automobile or credit-card receivables and other securities backed by other types of receivables or other assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided by a third party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and overcollateralization.


BANKERS' ACCEPTANCES--A banker's acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.


CERTIFICATES OF DEPOSIT--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. Certificates of deposit have penalties for early withdrawal.


COMMERCIAL PAPER--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a day to nine months.


CONVERTIBLE SECURITIES--Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. The Bond, Capital Appreciation, Capital Growth, Equity Income, High Yield Bond, Mid-Cap, Large Cap Growth, Large Cap Value, Small Cap Growth and Small Cap Value Portfolios may invest in convertible securities.


CORPORATE ZERO COUPON SECURITIES--Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.


FOREIGN SECURITIES--The Balanced, Capital Appreciation, Capital Growth, Equity Income, High Yield Bond, Large Cap Growth and Large Cap Value Portfolios may invest in U.S. dollar denominated obligations or securities of foreign issuers. Permissible investments may consist of obligations of foreign branches of U.S. banks and foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposit and investments in Canadian Commercial Paper, foreign securities and Europaper. These instruments may subject the Portfolio to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in the exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, the Core Fixed Income Portfolio may invest in Yankee Obligations.




ILLIQUID SECURITIES--Illiquid securities are securities that cannot be disposed of in 7 days or less at approximately their carrying value (which is the value given the security by the Portfolio on its books).

LOWER RATED SECURITIES--The High Yield Bond Portfolio will invest in lower-rated bonds commonly referred to as "junk bonds" or high yield/high risk securities. Lower rated securities are defined as securities below the fourth highest rating category by a nationally recognized statistical rating organization ("NRSRO"). Such obligations are speculative and may be in default. There is no bottom limit on the ratings of high yield securities that may be purchased or held by the Portfolio. In addition, the Portfolio may invest in unrated securities subject to the restrictions stated in the Prospectus.

     Certain Risk Factors Relating to High-Yield, High-Risk Securities. The descriptions below are intended to supplement the discussion in the Prospectus under "Risk Factors."

     Growth of High Yield Bond, High-Risk Bond Market. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

     Sensitivity to Interest Rate and Economic Changes. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic down turn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and the Portfolio's net asset value.

     Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

     Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely the Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

     Legislation. Federal laws require the divestiture by federally insured savings and loan associations of their investments in lower rated bonds and limit the deductibility of interest by certain corporate issuers of high yield bonds. These laws could adversely affect the Portfolio's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

     Taxes. The Portfolio may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Portfolio and therefore is subject to the distribution requirements of the code. Because the original issue discount earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds to make distributions to shareholders.


MONEY MARKET SECURITIES--Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposit, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper; and (v) repurchase agreements involving any of the foregoing obligations entered into with high-rated banks and broker-dealers.


MORTGAGE-BACKED SECURITIES--The Balanced, Bond, Core Fixed Income, and High Yield Bond Portfolios may, consistent with their respective investment objectives and policies, invest in mortgage-backed securities.


Mortgage-backed securities in which the Portfolios may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association ("GNMA") and government-related organizations such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-backed securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Portfolio purchases a mortgage-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-backed security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to a Portfolio. In addition, regular payments received in respect of mortgage-backed securities include both interest and principal. No assurance can be given as to the return a Portfolio will receive when these amounts are reinvested.


A Portfolio may also invest in mortgage-backed securities that are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. For purposes of determining the average maturity of a mortgage-backed security in its investment portfolio, the Core Fixed Income Portfolio will utilize the expected average life of the security, as estimated in good faith by the Portfolio's advisers.


There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") that are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") that are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PC's"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.


MUNICIPAL SECURITIES -- The Core Fixed Income Portfolio may invest in municipal securities. The two principal classifications of Municipal Securities are "general obligation" and "revenue" issues. General obligation issues are issues involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues, although the characteristics and method of enforcement of general obligation issues may vary according to the law applicable to the particular issuer. Revenue issues are payable only from the revenues derived from a particular facility or class of facilities or other specific revenue source. A Portfolio may also invest in "moral obligation" issues, which are normally issued by special purpose authorities. Moral obligation issues are not backed by the full faith and credit of the state and are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body. Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Certain private activity bonds that are issued by or on behalf of public authorities to finance various privately-owned or operated facilities are included within the term "Municipal Securities." Private activity bonds and industrial development bonds are generally revenue bonds, the credit and quality of which are directly related to the credit of the private user of the facilities.


Municipal Securities may also include general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, certificates of indebtedness, demand notes, tax-exempt commercial paper, construction loan notes and other forms of short-term, tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. Project notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its project notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the project notes.


The quality of Municipal Securities, both within a particular classification and between classifications, will vary, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entity whose financial resources are supporting the securities), general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating(s) may have different yields, while Municipal Securities of the same maturity and interest rate with different rating(s) may have the same yield.


An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.


MUNICIPAL LEASES -- The Core Fixed Income Portfolio may invest in instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a relatively new form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.


PAY-IN-KIND BONDS--Investments of the High Yield Bond Portfolio in fixed-income securities may include pay-in-kind bonds. These are securities which pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.


OPTIONS--Options are contracts that give one of the parties to the contract the right to buy or sell the security that is subject to the option at a stated price during the option period, and obligates the other party to the contract to buy or sell such security at the stated price during the option period.


Each Portfolio may trade put and call options on securities and securities indices, as the advisers determines is appropriate in seeking the Portfolio's investment objective, and except as restricted by each Portfolio's investment limitations as set forth below. See "Investment Limitations."


The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Portfolio may enter into a "closing transaction," which is a sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.


A put option gives the purchaser (the Portfolio) the right to sell, and imposes on the writer of the obligation to buy, the underlying security at the exercise price during the option period. The advantage to the Portfolio of buying the protective put is that if the price of the security falls during the option period, the Portfolio may exercise the put and receive the higher price for the security. However, if the security rises in value, the Portfolio will have paid a premium for the put, which will expire unexercised.


A call option gives the purchaser (the Portfolio) the right to buy, and imposes on the writer the obligation to sell, the underlying security at the exercise price during the option period. A Portfolio may buy fiduciary calls on security that it is trying to buy. The advantage to the Portfolio of buying the fiduciary call is that if the price of the security rises during the option period, the Portfolio may exercise the call and buy the security for the lower exercise price. If the security falls in value, however, the Portfolio will have paid a premium for the call which will expire worthless, but the Portfolio will be able to buy the security at a lower price.

As discussed above, a call gives the purchaser the right to buy and imposes on the writer (the Portfolio) the obligation to sell, the underlying security at the exercise price during the option period. The advantage to the Portfolio of writing covered call options is the Portfolio receives a premium, which is additional income. However, if the security rises in value, the Portfolio may not fully participate in the market appreciation. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. The Portfolio's obligation as the writer of a covered call is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. As noted above, a closing purchase transaction is one in which the Portfolio, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.


Although the Portfolios will engage in option transactions only as hedging transactions and not for speculative purposes, there are risks associated with such investments including the following: (i) success of a hedging strategy may depend on the ability of the advisers to predict movements in the prices of the individual securities, fluctuations in market and movements in interest rates;
(ii) there may be imperfect correlation between the movement in prices of securities held by the Portfolio; (iii) there may not be a liquid secondary market for options; and (iv) while the Portfolio will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.




RECEIPTS--Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (See "U.S. Treasury Obligations") are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities; for more information, see "Zero Coupon Securities." The Bond, Capital Appreciation, Capital Growth, Core Fixed Income, Equity Income, and Large Cap Value Portfolios may invest in receipts.


REPURCHASE AGREEMENTS--Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. A Portfolio involved bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and a Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. An adviser enters into repurchase agreements only with financial institutions that it deems to present minimal risk of bankruptcy during the term of the agreement, based on guidelines that are periodically reviewed by the Board of Trustees. These guidelines currently permit each Portfolio to enter into repurchase agreements only with approved banks and primary securities dealers, as recognized by the Federal Reserve Bank of New York, which have minimum net capital of $100 million, or with a member bank of the Federal Reserve System. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by a Portfolio will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked to market daily. The advisers will monitor compliance with this requirement. Under all repurchase agreements entered into by a Portfolio, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, a Portfolio could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Portfolio may incur delay and costs in selling the security and may suffer a loss of principal and interest if the Portfolio is treated as an unsecured creditor.


RESTRICTED SECURITIES--Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "1933 Act"), or an exemption from registration. Section 4(2) commercial paper is issued in reliance on an exemption from registration under
Section 4(2) of the 1933 Act, and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market on such commercial paper. Rule 144A securities are securities sold in reliance on an exemption from registration provided by Rule 144A under the 1933 Act.


SECURITIES LENDING--In order to generate additional income, a Portfolio may lend its securities pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities, in an amount at least equal to the market value of the securities lent. A Portfolio will continue to receive interest on the loaned securities while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Portfolio will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the advisers to be of good standing and when, in the judgment of the advisers, the consideration that can be earned currently from such loaned securities justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. Each of the Portfolios may use the Distributor as a broker in these transactions.


TIME DEPOSITS--a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities; no Portfolio will invest more than 15% of its net assets in such time deposits and other illiquid securities. The Large Cap Growth and Small Cap Value Portfolios may invest in time deposits.


U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations are bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). No Portfolio may actively trade STRIPS. STRIPS are sold as zero coupon securities; for more information, see "Zero Coupon Securities."

U.S. GOVERNMENT AGENCY OBLIGATIONS--U.S. Government agency obligations are issued by agencies of the United States Government that issue obligations, including, among others, Farmers Home Administration, Federal Farm Credit System, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. A Portfolio may purchase securities issued or guaranteed by the GNMA which represent participations in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, FHLMC, Federal Land Banks, FNMA and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (e.g., GNMA Securities), others
                                                -----
are supported by the right of the issuer to borrow from the Treasury and still others are supported only by the credit of the instrumentality (e.g., FNMA
                                                                -----
Securities). Guarantees of principal by agencies or instrumentalities of the United States Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.


VARIABLE OR FLOATING RATE INSTRUMENTS--Variable or floating rate instruments may involve a demand feature and may include variable amount master demand notes available through the Custodian. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the Portfolio's advisers, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for each Portfolio. Each Portfolio's advisers will monitor on an ongoing basis the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

In case of obligations which include a put feature at the option of the debt holder, the date of the put may be used as an effective maturity date for the purpose of determining weighted average portfolio maturity.


WHEN-ISSUED SECURITIES--The Bond, Core Fixed Income and High Yield Bond Portfolios may purchase when-issued securities that involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. A Portfolio will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery. A Portfolio will establish a segregated account with the Custodian and maintain liquid assets in an amount at least equal in value to that Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, the Portfolio involved will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.


ZERO COUPON SECURITIES--STRIPS and Receipts (TRs, TIGRs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. See also "Taxes." The High Yield Bond Portfolio may invest in zero coupon securities.


Other Investments

The Trust is not prohibited from investing in obligations of banks that are clients of SEI Corporation ("SEI"). However, the purchase of shares of the Trust by them or by their customers will not be a consideration in determining which bank obligations the Trust will purchase. The Trust will not purchase obligations of any of the advisers to the Trust. Distributions by a Portfolio out of income from taxable securities will generally be taxable to shareholders of such Portfolio as ordinary income.

INVESTMENT LIMITATIONS

Fundamental Policies

No Portfolio may:

1. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Portfolio to purchase securities or require a Portfolio to segregate assets are not considered to be borrowings. To the extent that its borrowings exceed 5% of its assets,
     (i) all borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income; and (ii) asset coverage of at least 300% is required.

2. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Portfolio may (i) purchase or hold debt instruments in accordance with its investment objective and policies;
     (ii) enter into repurchase agreements; and (iii) lend its securities.

3. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Portfolio may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

4. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC").

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. These investment limitations and the investment limitations in each Prospectus are fundamental policies of the Trust and may not be changed without shareholder approval.

Non-Fundamental Policies

No Portfolio may:
1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Portfolio's fundamental limitation on borrowing.

2.   Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Portfolio may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except (i) by purchase in the open market involving only customary brokers' commissions;
     (ii) in connection with mergers, acquisitions of assets, or consolidations; or (iii) as otherwise permitted by the 1940 Act.

5. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of the 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

6. Purchase securities of any company which has (with predecessors) a record of less than three years continuing operations if, as a result, more than 5% of the total assets (taken at fair market value) would be invested in such securities.

7. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities. Notwithstanding the foregoing, securities eligible to be re-sold under Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

8. Purchase securities which must be registered under the 1933 Act, as amended, before they may be sold to the public, if, in the aggregate, more than 15% of its net assets would be invested in such restricted securities. Securities exempted from registration upon re-sale by Rule 144A under the 1933 Act are not deemed to be restricted securities for purposes of this limitation.

Additional Restrictions

The following are non-fundamental investment limitations that are currently required by one or more states in which the Trust sells shares of the Portfolios. These limitations are in addition to, and in some cases more restrictive than, the fundamental and non-fundamental investment limitations listed above. A limitation may be changed or eliminated without shareholder approval if the relevant state changes or eliminates its policy regarding such investment restriction. As long as a Portfolio's shares are registered for sale in such states, it may not:

1. Invest more than 5% of its net assets in warrants; provided that of this 5% no more than 2% will be in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

2. Invest in the securities of other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

3. Invest more than 15% of its net assets in illiquid securities, including securities which are not readily marketable or are restricted.


DESCRIPTION OF RATINGS


Description of Corporate Bond Ratings

The following descriptions of corporate bond ratings have been published by Moody's Investor's Service, Inc. ("Moody's"), Standard and Poor's Corporation ("Standard & Poor"), Duff and Phelps, Inc. ("Duff and Phelps"), Fitch Investor's Services, Inc. ("Fitch"), IBCA Limited ("IBCA") and Thomson BankWatch, respectively.


DESCRIPTION OF MOODY'S LONG-TERM RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.


A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


DESCRIPTION OF STANDARD & POOR'S LONG-TERM RATINGS


Investment Grade


AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.


AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.


A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

DESCRIPTION OF DUFF & PHELPS' LONG-TERM RATINGS


AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+   High credit quality.  Protection factors are strong.


AA- Risk is modest but may vary slightly from time to time because of economic conditions.

A+    Protection factors are average but adequate. However,

A-    risk factors are more variable and greater in periods of economic stress.


BBB+  Below average protection factors but still considered


BBB- sufficient for prudent investment. Considerable variability in risk during economic cycles.


DESCRIPTION OF FITCH'S LONG-TERM RATINGS


Investment Grade Bond


AAA Bonds rated AAA are judged to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times greater than interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions.

AA Bonds rated AA are judged to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.


A Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


DESCRIPTION OF IBCA'S LONG-TERM RATINGS


AAA Obligations rated AAA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.


AA Obligations for which there is a very low expectation of investment risk are rated AA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.


A Bonds rated A are obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


BBB Bonds rated BBB are obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.


DESCRIPTION OF THOMSON BANKWATCH'S LONG-TERM DEBT RATINGS


Investment Grade


AAA Bonds rated AAA indicate that the ability to repay principal and interest on a timely basis is very high.


AA Bonds rated AA indicate a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.


A Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB Bonds rated BBB indicate an acceptable capacity to repay principal and interest. Issues rated BBB are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.


Description of Commercial Paper Ratings


The following descriptions of commercial paper ratings have been published by Moody's, Standard and Poor's, Duff and Phelps, Fitch, IBCA and Thomson BankWatch, respectively.


DESCRIPTION OF MOODY'S SHORT-TERM RATINGS


PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


--Leading market positions in well-established industries.

--High rates of return on funds employed.

--Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

--Well-established access to a range of financial markets and assured sources of alternate liquidity.


PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


STANDARD & POOR'S SHORT-TERM RATINGS


A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Debt determined to possess extremely strong safety characteristics is denoted with a plus sign (+) designation.


A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.


DESCRIPTION OF DUFF & PHELPS' SHORT-TERM RATINGS


Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.


Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.


Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Good Grade

Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.


DESCRIPTION OF FITCH'S SHORT-TERM RATINGS


F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.


F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'


F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.


LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.


DESCRIPTION OF IBCA'S SHORT-TERM RATINGS (Up to 12 months)


A1+      Obligations supported by the highest capacity for timely repayment.


A1       Obligations supported by a strong capacity for timely repayment.


A2 Obligations supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.


DESCRIPTION OF THOMSON BANKWATCH'S SHORT-TERM RATINGS


TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.


TBW-2 The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

THE MANAGER AND SHAREHOLDER SERVICING AGENT

The Management Agreement provides that SFM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of SFM in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The continuance of the Management Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Management Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management

Agreement is terminable at any time as to any Portfolio without penalty by the Trustees of the Trust, by a vote of a majority of the outstanding shares of the Portfolio or by SFM on not less than 30 days nor more than 60 days written notice.


SFM, a wholly-owned subsidiary of SEI, was organized as a Delaware corporation in 1969, and has its principal business offices at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658. Alfred P. West, Jr., Henry H. Greer and Carmen
V. Romeo constitute the Board of Directors of SFM. Mr. West serves as the Chairman of the Board of Directors and Chief Executive Officer of SFM and SEI. Mr. Greer serves as President and Chief Operating Officer of SFM and SEI. SEI and its subsidiaries are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. SFM also serves as manager to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, The Compass Capital Group, Conestoga Family of Funds, CoreFunds, Inc., CrestFunds, Inc.(C), CUFUND, First American Funds, Inc., First American Investment Funds, Inc., FFB Lexicon Funds, Insurance Investment Products Trust, Inventor Funds, Inc., Marquis Funds(R), Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Rembrandt Funds(R), 1784 Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds and STI Classic Variable Trust.


If operating expenses of any Portfolio exceed limitations established by certain states, SFM will pay such excess. SFM will not be required to bear expenses of any Portfolio to an extent which would result in the Portfolio's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. The term "expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest and extraordinary expenses.


For the fiscal years ended September 30, 1993, 1994 and 1995, the Portfolios paid fees to the Manager as follows:

============================================================================================
                                  Management Fees Paid (000)  Management Fees Waived (000)
                                 -----------------------------------------------------------
                                    1993    1994      1995       1993     1994     1995
--------------------------------------------------------------------------------------------
Balanced Portfolio                   $50    $173      $210        $30      $82     $105
--------------------------------------------------------------------------------------------
Bond Portfolio                      $248    $337      $223        $83     $131     $125
--------------------------------------------------------------------------------------------
Capital Appreciation Portfolio    $2,795  $3,649    $2,042       $641     $377     $212
--------------------------------------------------------------------------------------------
Capital Growth Portfolio              $0      $0        $0       $932     $787     $653
--------------------------------------------------------------------------------------------
Core Fixed Income Portfolio         $830  $1,031    $1,154       $267     $297     $478
--------------------------------------------------------------------------------------------
Equity Income Portfolio           $1,078  $1,801    $1,303       $161     $149     $197
--------------------------------------------------------------------------------------------
High Yield Bond Portfolio            *       *         $16        *        *        $18
--------------------------------------------------------------------------------------------
Large Cap Growth Portfolio           *       *        $444        *        *         $0
--------------------------------------------------------------------------------------------
Large Cap Value Portfolio         $1,156    $799      $637        $21       $0     $112
--------------------------------------------------------------------------------------------
Mid-Cap Portfolio                    $56    $329      $189        $44     $115      $79
--------------------------------------------------------------------------------------------

============================================================================================
                                  Management Fees Paid (000)  Management Fees Waived (000)
                                  ----------------------------------------------------------
                                    1993   1994      1995        1993     1994     1995
--------------------------------------------------------------------------------------------
Small Cap Growth Portfolio          $377  $1,023    $1,267       $186     $259     $102
--------------------------------------------------------------------------------------------
Small Cap Value Portfolio            *       *        $156        *        *         $6
============================================================================================

* Not in operation during such period.


THE ADVISERS AND SUB-ADVISERS

Each Advisory and Sub-Advisory Agreement provides that each Adviser (or Sub-Adviser) shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence/gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


The continuance of each Advisory and Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of a majority of the outstanding shares of that Portfolio or by the Trustees, and (ii) by the vote of a majority of the Trustees who are not parties to such Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory or Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Portfolio, by a majority of the outstanding shares of that Portfolio, on not less than 30 days nor more than 60 days written notice to the Adviser (or Sub-Adviser) or by the Adviser (or Sub-Adviser) on 90 days written notice to the Trust. However, SFM is currently seeking an exemptive order from the SEC that would permit SFM, with the approval of the Trust's Board of Trustees, to retain sub-advisers for a Portfolio without submitting the sub-advisory agreement to a vote of the Portfolio's shareholders. If granted, the exemptive relief will permit the non-disclosure of amounts payable by SFM under such sub-advisory agreements. The Trust will notify shareholders in the event of any change in the identity of the sub-adviser for a Portfolio.


For the fiscal years ended September 30, 1993, 1994 and 1995, the Portfolios paid fees to the advisers as follows:

===========================================================================================
                                     Advisory Fees Paid (000) Advisory Fees Waived (000)
                                  ---------------------------------------------------------
                                      1993     1994     1995    1993    1994      1995
-------------------------------------------------------------------------------------------
Balanced Portfolio                     $40     $127     $193      $0      $0        $0
-------------------------------------------------------------------------------------------
Bond Portfolio                         $96     $133     $127      $0      $0        $0
-------------------------------------------------------------------------------------------
Capital Appreciation Portfolio      $1,718   $2,016   $1,291      $0      $0        $0
-------------------------------------------------------------------------------------------
Capital Growth Portfolio                $0       $0       $0      $0      $0        $0
-------------------------------------------------------------------------------------------

===========================================================================================
                                     Advisory Fees Paid (000) Advisory Fees Waived (000)
                                  ---------------------------------------------------------
                                      1993     1994     1995    1993    1994      1995
-------------------------------------------------------------------------------------------
Core Fixed Income Portfolio/1/
 Western Asset Management              N/A     $273     $474     N/A      $0        $0
 Bank One Indianapolis, N.A.          $319     $113      N/A     $0       $0       N/A
-------------------------------------------------------------------------------------------
Equity Income Portfolio               $539     $900     $883     $81     $75        $0
-------------------------------------------------------------------------------------------
High Yield Bond Portfolio               *        *       $31      *       *         $0
-------------------------------------------------------------------------------------------
Mid-Cap Portfolio/2/                   $90     $400     $235      $0      $0        $0
 Nicholas-Applegate Capital
   Management, Inc.
 Martingale Asset Management L.P.
-------------------------------------------------------------------------------------------
Large Cap Growth Portfolio              *        *      $449      *       *        $58
-------------------------------------------------------------------------------------------
Large Cap Value Portfolio/3/
 SFM                                   N/A      N/A     $606     N/A     N/A        $0
 Mellon Equity Associates              N/A      N/A      $37     N/A     N/A        $0
 Duff & Phelps Investment
  Management Company                  $446     $320       $2      $0      $0       N/A
 Dreman Value Management, L.P.         $32      N/A      N/A      $0      $0       N/A
-------------------------------------------------------------------------------------------
Small Cap Growth Portfolio
 SFM                                   N/A      N/A     $269     N/A     N/A        $0
 Investment Advisers, Inc.            $469     $451     $404      $0      $0        $0
 Nicholas-Applegate Capital
  Management                           $47     $411     $406      $0      $0        $0
 Pilgrim Baxter & Associates, Ltd.     $47     $420     $414      $0      $0        $0
-------------------------------------------------------------------------------------------
Small Cap Value Portfolio               *        *      $299      *       *         $1
===========================================================================================


*  Not in operation during such period.

1 The Trust's investment advisory agreement relating to the Core Fixed Income Portfolio with Bank One Indianapolis, N.A. was terminated by the Board of Trustees on December 10, 1993. Western Asset Management serves as the investment adviser as of January 19, 1994.

2 The Trust's investment advisory agreement relating to the Mid-Cap Portfolio with Nicholas-Applegate Capital Management was terminated by the Board of Trustees on June 5, 1995. Martingale Asset Management, L.P. ("Martingale") has served as sub-adviser to the Mid-Cap Portfolio since August 14, 1995. Shareholders of the Mid-Cap Portfolio approved the investment sub-advisory agreement between the SFM and Martingale at a meeting held on August 11, 1995, and adjourned until August 14, 1995.

3 The Trust's investment advisory agreement respecting the Large Cap Value Portfolio with Dreman Value Management, L.P. was terminated by the Board of Trustees on September 17, 1992. Duff & Phelps Investment Management Company ("Duff & Phelps") served as investment adviser of the Large Cap Value Portfolio from October 22, 1992 until October 3, 1994, when the Trust's investment advisory agreement respecting the Large Cap Value Portfolio with Duff & Phelps was terminated by the Board of Trustees. Mellon Equity Associates ("Mellon") served as interim investment adviser from October 3, 1994 to December

16, 1994. As of December 16, 1994, SFM has served as investment adviser, and Merus Capital Management ("Merus") and Mellon have served as investment sub-adviser to the Large Cap Value Portfolio since December 16, 1994.


For the fiscal years ended September 30, 1993, 1994 and 1995, SFM paid fees to the sub-advisers as follows:

====================================================================================================
                                        Sub-Advisory Fees Paid (000) Sub-Advisory Fees Waived (000)
                                  ------------------------------------------------------------------
                                           1993     1994     1995        1993    1994      1995
----------------------------------------------------------------------------------------------------
Balanced Portfolio
 STI Capital Management, N.A. /1/           *        *        $39         *       *          $0
----------------------------------------------------------------------------------------------------
Bond Portfolio
 Boatmen's Trust Company /2/                *        *        $16         *       *          $0
----------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio
 STI Capital Management, N.A. /3/           *        *       $181         *       *          $0
----------------------------------------------------------------------------------------------------
Capital Growth Portfolio
 STI Capital Management, N.A. /4/           *        *        N/A         *        *         $0
----------------------------------------------------------------------------------------------------
Core Fixed Income Portfolio
 Western Asset Management Company /5/       *        *        N/A         *        *         $0

 Firstar Investment Research &
  Management Company /6/                    *        *        N/A         *        *         $0

 BlackRock Financial Management, Inc. /7/   *        *        N/A         *        *         $0
----------------------------------------------------------------------------------------------------
Equity Income Portfolio
 Merus Capital Management /8/               *        *       $146         *        *         $0
----------------------------------------------------------------------------------------------------
High Yield Bond Portfolio
 BEA Associates /9/                         *        *        $16         *        *         $0
----------------------------------------------------------------------------------------------------
Large Cap Growth Portfolio
 IDS Advisory Group, Inc. /10/              *        *       $110         *        *         $0

 Alliance Capital Management /11/           *        *       $150         *        *         $0
----------------------------------------------------------------------------------------------------
Large Cap Value Portfolio
 Mellon Equity Associates /12/              *        *       $231         *        *         $0

 Merus Capital Management /13/              *        *        $90         *        *         $0

 LSV Asset Management /14/                  *        *        $25         *        *         $0
----------------------------------------------------------------------------------------------------

====================================================================================================
                                        Sub-Advisory Fees Paid (000) Sub-Advisory Fees Waived (000)
                                  ------------------------------------------------------------------
                                           1993     1994     1995        1993    1994      1995
----------------------------------------------------------------------------------------------------
Mid-Cap Portfolio
 Martingale Asset Management, L.P. /15/      *        *        $9          *       *         $0
----------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio
  Investment Advisers, Inc./16/              *        *       $60          *       *         $0

  Nicholas-Applegate Capital Management,
   Inc./17/                                  *        *       $62          *       *         $0

  Pilgrim Baxter & Associates, Ltd./18/      *        *       $69          *       *         $0

  Apodaca-Johnston Capital Management,
   Inc./19/                                  *        *        $7          *       *         $0
  Wall Street Associates/20/                 *        *        $7          *       *         $0
----------------------------------------------------------------------------------------------------
Small Cap Value Portfolio
 1838 Investment Advisors, L.P./21/          *        *      $240          *       *         $0

 Boston Partners Asset Management, L.P./22/  *        *       N/A          *       *         $0
====================================================================================================


1  STI Capital Management, N.A.         12  Mellon Equity Associates served as
   served as sub-adviser to the             sub-adviser to the portfolio as of
   portfolio as of July 10, 1995.           December 16, 1994.

2  Boatmen's Trust Company served       13  Merus Capital Management served as
   as sub-adviser to the portfolio as       sub-adviser to the portfolio as of
   of July 10, 1995.                        December 16, 1994.

3  STI Capital Management, N.A.         14  LSV Asset Management served as
   served as sub-adviser to the             sub-adviser to the portfolio as of
   portfolio as of July 10, 1995.           March 31, 1995.

4  STI Capital Management, N.A.         15  Martingale Asset Management served
   served as sub-adviser to the             as sub-adviser to the portfolio as
   portfolio as of July 10, 1995.           of August 14, 1995.

5  Western Asset Management Company     16  Investment Advisers, Inc. served
   served as sub-adviser to the             as sub-adviser to the portfolio as
   portfolio as of November 13, 1995.       of August 11, 1995.

6  Firstar Investment Research &        17  Nicholas-Applegate Capital
   Management Company served as             Management, Inc. served as
   sub-adviser to the portfolio as of       sub-adviser to the portfolio as of
   November 13, 1995.                       August 11, 1995.

7  BlackRock Financial Management,      18  Pilgrim Baxter & Associates, Ltd.
   Inc. served as sub-adviser to the        served as sub-adviser to the
   portfolio as of November 13, 1995.       portfolio as of August 11, 1995.

8  Merus Capital Management served      19  Apodaca-Johnston Capital Management,
   as sub-adviser to the portfolio as       Inc. served as sub-adviser to the
   of July 10, 1995.                        portfolio as of August 11, 1995.

9  BEA Associates served as             20  Wall Street Associates served as
   sub-adviser to the portfolio as of       sub-adviser to the portfolio as of
   April 24, 1995. CS First Boston          August 11, 1995.
   Management Corporation served as
   sub-adviser to the portfolio since
   January 6, 1995.

10 IDS Advisory Group, Inc. served      21  1838 Investment Advisors, L.P.
   as sub-adviser to the portfolio as       served as sub-adviser to the
   of December 16, 1994.                    portfolio as of December 8, 1994.


11 Alliance Capital Management          22  Boston Partners Asset Management,
   served as sub-adviser to the             L.P. served as sub-adviser to the
   portfolio as of December 16, 1994.       portfolio as of November 13, 1995.


* Not in operation during such period.


DISTRIBUTION

The Trust has adopted a Distribution Plan for (i) the Class A (the "Class A Distribution Plan") shares of each Portfolio and (ii) the Class D shares of the Bond, Capital Appreciation, Equity Income, High Yield Bond, Core Fixed Income, Large Cap Growth, Large Cap Value, Mid-Cap, Small Cap Growth and Small Cap Value Portfolios (the "Class D Distribution Plan") (the foregoing two plans are also referred to as the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act (which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares). In this regard, the Board of Trustees has determined that the Plans and the Distribution Agreement are in the best interests of the shareholders. Continuance of the Plans must be approved annually by a majority of the Trustees of the Trust and by a majority of the trustees who are not "interested persons" of the Trust (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of a Distribution Plan or in any agreements related thereto ("Qualified Trustees"). The Plans require that quarterly written reports of amounts spent under the Plans and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plans may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the Portfolio or class affected. All material amendments of the Plans will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Class D Distribution Plan adopted by the Class D shareholders provides that the Trust will pay the Distributor a fee of up to .30% of the average daily net assets of a Portfolio's Class D class which the Distributor can use to compensate broker-dealers and service providers, including SEI Financial Services Company and its affiliates which provide distribution related services to Class D shareholders or their customers who beneficially own Class D shares.

The distribution-related services that may be provided under the Plans include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders with the Distributor; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from the Trust on behalf of customers; and forwarding shareholder communications from the Trust (such as proxies, shareholder reports, and dividend distribution, and tax notices) to these customers with respect to investments in the Trust. Certain state securities laws may require those financial institutions providing such distribution services to register as dealers pursuant to state law.

Except to the extent that SFM (as Manager) and the Portfolio's advisers benefitted through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an interested person of the Trust had a direct or indirect financial interest in the operation of the Distribution Plans or related agreements.

Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

For the fiscal year ended September 30, 1995, the Portfolios incurred the following distribution expenses:

=================================================================================================================================
                                            Amount Paid to
                                            3rd Parties by                                        Prospectus Printing
                                          SFS for Distributor                                      and Mailing Costs
                               Total       Related Services    Sales Expenses     Advertising   (New Shareholders Only)
       Portfolio/Class       ($ Amount)       ($ Amount)         ($ Amount)       ($ Amount)          ($ Amount)           Other
---------------------------------------------------------------------------------------------------------------------------------
Class A
---------------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio            $ 67,566            ---             $ 39,427            ---              $22,606            $ 5,553
---------------------------------------------------------------------------------------------------------------------------------
Bond Portfolio                $ 81,998            ---             $ 51,187            ---              $20,287            $10,524
---------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation          $423,563            ---             $303,663            ---              $56,032            $63,868
Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Capital Growth Portfolio      $ 25,041            ---             $      0            ---              $15,560            $ 9,481
---------------------------------------------------------------------------------------------------------------------------------
Core Fixed Income             $287,122            ---             $229,226            ---              $30,015            $27,881
Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio       $270,353            ---             $203,275            ---              $32,681            $34,397
---------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Portfolio     $  9,268            ---             $  5,857            ---              $ 2,052            $ 1,359
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
                                            Amount Paid to
                                            3rd Parties by                                        Prospectus Printing
                                          SFS for Distributor                                      and Mailing Costs
                               Total       Related Services    Sales Expenses     Advertising   (New Shareholders Only)
       Portfolio/Class       ($ Amount)       ($ Amount)         ($ Amount)       ($ Amount)          ($ Amount)           Other
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Portfolio    $ 76,819            ---             $ 49,455           ---               $17,631            $ 9,733
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Portfolio     $131,958            ---             $105,168           ---               $12,770            $14,020
---------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Portfolio             $ 62,765            ---             $ 39,154           ---               $14,609            $ 9,002
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio    $236,910            ---             $167,840           ---               $42,049            $27,021
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Value               $ 25,179            ---             $ 15,206           ---               $ 6,873            $ 3,100
Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Class D
---------------------------------------------------------------------------------------------------------------------------------
Bond Portfolio                $    379            ---             $    338           ---               $    29            $    12
---------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation          $  3,339            ---             $  3,121           ---               $   116            $   102
Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Core Fixed Income             $    385            ---             $    367           ---               $     9            $     9
Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio       $  4,144            ---             $  3,841           ---               $   134            $   169
---------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Portfolio     N/A              N/A                N/A             N/A                  N/A                N/A
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Portfolio    N/A              N/A                N/A             N/A                  N/A                N/A
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Portfolio     N/A              N/A                N/A             N/A                  N/A                N/A
---------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Portfolio             $    317            ---             $    269           ---               $    23            $    25
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio    $  1,311            ---             $  1,211           ---               $    54            $    46
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Portfolio     N/A              N/A                N/A             N/A                  N/A                N/A
=================================================================================================================================

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and executive officer is SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658. Certain trustees and officers of the Trust also serve as trustees and officers of some or all of the following: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, The Compass Capital Group, Conestoga Family of Funds, CoreFunds, Inc., CrestFunds, Inc.(C), CUFUND, FFB Lexicon Funds, First American Funds, Inc., First American Investment Funds, Inc., Insurance Investment Products Trust, Inventor Funds, Inc., Marquis Funds(R), Morgan Grenfell Investment Trust, The

PBHG Funds, Inc., The Pillar Funds, Rembrandt Funds(R), 1784 Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds and STI Classic Variable Trust, open-end management investment companies which are managed by SEI Financial Management Corporation and distributed by SEI Financial Services Company.

ROBERT A. NESHER - Chairman of the Board of Trustees* - Retired since 1994. Executive Vice President of SEI 1986-94. Director and Executive Vice President of the Manager and Executive Vice President of the Distributor 1981-94.

RICHARD F. BLANCHARD - Trustee** - P.O. Box 76, Canfield Road, Convent Station, NJ 07961. Private Investor. Director of AEA Investors Inc. (acquisition and investment firm) June 1981-86, Director of Baker Hughes Corp. (oil service company) 1976-88. Director of Imperial Clevite Industries (transportation equipment company) 1981-87. Executive Vice President of American Express Company (financial services company), responsible for the investment function, before June 1981.

WILLIAM M. DORAN - Trustee* - 2000 One Logan Square, Philadelphia, PA 19103. Partner of Morgan, Lewis & Bockius LLP, counsel to the Trust, Manager and Distributor, Director and Secretary of SEI and Secretary of the Manager and Distributor.

F. WENDELL GOOCH - Trustee** - P.O. Box 190, Paoli, IN 47454. President, Orange County Publishing Co., Inc., since October 1981. Publisher of the Paoli News and the Paoli Republican and Editor of the Paoli Republican since January 1981, President, H & W Distribution, Inc. since July 1984. Executive Vice President, Trust Department, Harris Trust and Savings Bank and Chairman of the Board of Directors of The Harris Trust Company of Arizona before January 1981. Trustee of STI Classic Funds.

FRANK E. MORRIS - Trustee - 105 Walpole Street, Dover, MA 02030. Retired since 1990. Peter Drucker Professor of Management, Boston College, since 1989. President, Federal Reserve Bank of Boston, 1968-1988. Trustee of The Arbor Fund, Marquis Funds, Advisors' Inner Circle Fund, Advisors' Inner Circle Fund II, Inc. and FFB Lexicon Funds.

JAMES M. STOREY - Trustee** - Ten Post Office Square, Boston, MA 02109. Partner of Dechert Price & Rhodes (law firm).

DAVID G. LEE - President, Chief Executive Officer - Senior Vice President of the Distributor since 1993. Vice President of the Distributor since 1991. President, GW Sierra Trust Funds prior to 1991.

SANDRA K. ORLOW - Vice President, Assistant Secretary - Vice President and Assistant Secretary of the Manager and Distributor since 1988. Corporate Legal Assistant, Omni Exploration (oil and gas investment) prior to 1983.

ROBERT B. CARROLL - Vice President, Assistant Secretary - Vice President and Assistant Secretary of the SEI Corporation, the Manager and Distributor since 1994. United States SEC, Division of Investment Management, 1990-94. Associate, McGuire, Woods, Battle & Boothe (law firm), prior to 1990.

KATHRYN L. STANTON - Vice President, Assistant Secretary - Vice President and Assistant Secretary of SEI Corporation, the Manager and Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-94.

JOSEPH M. LYDON - Director of Business Administration of Fund Resources, SEI Corporation since 1995. Vice President of Fund Group and Vice President of the Advisor, Dreman Value Management and President of Dreman Financial Services, Inc., prior to 1995.

TODD CIPPERMAN - Vice President, Assistant Secretary - SEI, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm) 1994-1995. Associate, Winston & Strawn (law firm) 1991-1994.

KEVIN P. ROBINS - Vice President, Assistant Secretary - Senior Vice President and General Counsel of SEI and the Distributor since 1994. Vice President and Assistant Secretary of the Manager and Distributor 1992-94. Associate, Morgan, Lewis & Bockius LLP (law firm) prior to 1992.

JEFFREY A. COHEN - Controller, Chief Financial Officer - Director of Funds Accounting of SEI since 1991. Senior Accountant of Price Waterhouse 1988-1991.

RICHARD W. GRANT - Secretary - 2000 One Logan Square, Philadelphia, PA 19103, Partner, Morgan, Lewis & Bockius LLP, counsel to the Trust, Manager and Distributor.



 *Messrs. Nesher and Doran are Trustees who may be deemed to be "interested persons" of the Trust as the term is defined in the 1940 Act.

**Messrs. Blanchard, Gooch, Morris and Storey serve as members of the Audit Committee of the Trust.


The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees. Compensation of officers and affiliated Trustees of the Trust is paid by the Manager. For the fiscal year ended September 30, 1995, the Trust paid approximately $150,728.00 in fees to the unaffiliated Trustees.

==================================================================================================================================
                                    Aggregate           Pension or Retirement      Estimated Annual      Total Compensation from
                                Compensation From        Benefits Accrued as        Benefits Upon          Registrant and Fund
                                Registrant for FYE      Part of Fund Expenses         Retirement        Complex Paid to Directors
Name of Person and Position          9/30/95                                                                 for FYE 9/30/95
----------------------------------------------------------------------------------------------------------------------------------
Robert A. Nesher, Trustee        $0                     $0                         $0                $0  for services on 7 boards
----------------------------------------------------------------------------------------------------------------------------------
Richard F. Blanchard,            $23,132                $0                         $0                $ 86,250 for services on 7
Trustee                                                                                              boards
----------------------------------------------------------------------------------------------------------------------------------
William M. Doran,                $0                     $0                         $0                $ 0 for services on 7 boards
Trustee
----------------------------------------------------------------------------------------------------------------------------------
F. Wendell Gooch, Trustee        $23,132                $0                         $0                $ 86,250 for services on 7
                                                                                                     boards
----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================
                                    Aggregate           Pension or Retirement      Estimated Annual      Total Compensation from
                                Compensation From        Benefits Accrued as        Benefits Upon          Registrant and Fund
                                Registrant for FYE      Part of Fund Expenses         Retirement        Complex Paid to Directors
Name of Person and Position          9/30/95                                                                 for FYE 9/30/95
----------------------------------------------------------------------------------------------------------------------------------
Frank E. Morris, Trustee        $23,132                 $0                         $0                $86,250 for services on 7
                                                                                                     boards
----------------------------------------------------------------------------------------------------------------------------------
James M. Storey, Trustee        $23,132                 $0                         $0                $86,250 for services on 7
                                                                                                     boards
==================================================================================================================================

PERFORMANCE

From time to time, each Portfolio may advertise yield and/or total return. These figures will be based on historical earnings and are not intended to indicate future performance.

The yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula: Yield = 2[((a-b)/cd) + 1)/6/-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

Based on the foregoing, the 30-day yield and 30-day tax equivalent yield for the Portfolios for the 30-day period ended September 30, 1995 were as follows:

================================================================================
            Fund                  30 Day Yield     30 Day Tax Equivalent Yield
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
Balanced Portfolio                    2.99%                   N/A
--------------------------------------------------------------------------------
Bond Portfolio                        5.75%                   N/A
--------------------------------------------------------------------------------
Capital Appreciation Portfolio        1.13%                   N/A
--------------------------------------------------------------------------------
Capital Growth Portfolio              2.05%                   N/A
--------------------------------------------------------------------------------
Core Fixed Income Portfolio           6.41%                   N/A
--------------------------------------------------------------------------------
Equity Income Portfolio               3.37%                   N/A
--------------------------------------------------------------------------------
High Yield Bond Portfolio            10.15%                   N/A
--------------------------------------------------------------------------------
Large Cap Growth Portfolio            0.67%                   N/A
--------------------------------------------------------------------------------
Large Cap Value Portfolio             2.60%                   N/A
--------------------------------------------------------------------------------
Mid-Cap Portfolio                     1.43%                   N/A
--------------------------------------------------------------------------------
Small Cap Growth Portfolio            0.00%                   N/A
--------------------------------------------------------------------------------
Small Cap Value Portfolio             0.00%                   N/A
--------------------------------------------------------------------------------

================================================================================
            Fund                  30 Day Yield     30 Day Tax Equivalent Yield
--------------------------------------------------------------------------------
Class D
--------------------------------------------------------------------------------
Bond Portfolio                        5.10%                   N/A
--------------------------------------------------------------------------------
Capital Appreciation Portfolio        0.71%                   N/A
--------------------------------------------------------------------------------
Core Fixed Income Portfolio           5.73%                   N/A
--------------------------------------------------------------------------------
Equity Income Portfolio               2.82%                   N/A
--------------------------------------------------------------------------------
High Yield Portfolio                   N/A                    N/A
--------------------------------------------------------------------------------
Large Cap Growth Portfolio             N/A                    N/A
--------------------------------------------------------------------------------
Large Cap Value Portfolio              N/A                    N/A
--------------------------------------------------------------------------------
Mid-Cap Portfolio                     0.97%                   N/A
--------------------------------------------------------------------------------
Small Cap Growth Portfolio            0.00%                   N/A
--------------------------------------------------------------------------------
Small Cap Value Portfolio              N/A                    N/A
================================================================================

The total return of a Portfolio refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P(1 + T)/n/ = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

Based on the foregoing, the average annual total returns for the Portfolios from inception through September 30, 1995 and for the one, five and ten year periods ended September 30, 1995, were as follows:

================================================================================
                                                Average Annual Total Return
                                           -------------------------------------
         Portfolio          Class
                                               One      Five    Ten     Since
                                               Year     Year    Year   Inception
--------------------------------------------------------------------------------

Balanced Portfolio      Class A/1/            15.05%   10.53%    *       9.71%
--------------------------------------------------------------------------------
                        Class A/2/            17.53%   11.40%    *       9.91%
                       ---------------------------------------------------------
Bond Portfolio          Class D/3/ (no load)  16.97%      *      *       3.67%
                       ---------------------------------------------------------
                        Class D/3/ (load)     11.69%      *      *       1.45%
--------------------------------------------------------------------------------
                        Class A/4/            19.03%   14.56%    *      13.46%
Capital Appreciation   ---------------------------------------------------------
Portfolio               Class D/5/ (no load)  18.52%      *      *       8.76%
                       ---------------------------------------------------------
                        Class D/5/ (load)     12.58%      *      *       6.17%
--------------------------------------------------------------------------------

================================================================================
                                                Average Annual Total Return
                                           -------------------------------------
         Portfolio          Class
                                               One      Five    Ten     Since
                                               Year     Year    Year   Inception
--------------------------------------------------------------------------------
Capital Growth          Class A/6/            23.96%   21.62%    *      15.48%
Portfolio
--------------------------------------------------------------------------------
                        Class A/7/            15.87%    8.59%    *       8.21%
Core Fixed Income      ---------------------------------------------------------
Portfolio               Class D/8/ (no load)  15.24%      *      *      10.10%
                       ---------------------------------------------------------
                        Class D/8/ (load)     10.10%      *      *       6.53%
--------------------------------------------------------------------------------
                        Class A/9/            23.00%   16.83%    *      13.21%
Equity Income          ---------------------------------------------------------
Portfolio               Class D/10/ (no load) 22.62%      *      *      11.47%
                       ---------------------------------------------------------
                        Class D/10/ (load)    16.48%      *      *       8.69%
--------------------------------------------------------------------------------
                        Class A/11/           17.72%      *      *      17.72%
High Yield Bond        ---------------------------------------------------------
Portfolio               Class D (no load)        *        *      *         *
                       ---------------------------------------------------------
                        Class D (load)           *        *      *         *
--------------------------------------------------------------------------------
                        Class A/12/           37.90%      *      *      37.90%
Large Cap Growth       ---------------------------------------------------------
Portfolio               Class D (no load)        *        *      *         *
                       ---------------------------------------------------------
                        Class D (load)           *        *      *         *
--------------------------------------------------------------------------------
Large Cap Value         Class A/13/           26.83%   14.09%    *       8.77%
Portfolio              ---------------------------------------------------------
                        Class D (no load)        *        *      *         *
                       ---------------------------------------------------------
                        Class D (load)           *        *      *         *
--------------------------------------------------------------------------------
                        Class A/14/           19.78%      *      *      11.59%
Mid-Cap Portfolio      ---------------------------------------------------------
                        Class D/15/ (no load) 19.26%      *      *      10.90%
                       ---------------------------------------------------------
                        Class D/15/ (load)    13.32%      *      *       6.97%
--------------------------------------------------------------------------------
                        Class A/16/           41.65%      *      *      23.81%
                       ---------------------------------------------------------
Small Cap Growth        Class D/17/ (no load) 41.44%      *      *      27.32%
Portfolio              ---------------------------------------------------------
                        Class D/17/ (load)    34.33%      *      *      22.80%
--------------------------------------------------------------------------------
Small Cap Value         Class A/18/           29.38%      *      *      29.38%
Portfolio              ---------------------------------------------------------
                        Class D (no load)        *        *      *         *
                       ---------------------------------------------------------
                        Class D (load)           *        *      *         *
--------------------------------------------------------------------------------

  * Not in operation during period.           /10/ Commenced operations September 22, 1993.

/1/ Commenced operations August 7, 1990.      /11/ Commenced operations January 11, 1995.

/2/ Commenced operations May 4, 1987.         /12/ Commenced operations December 20, 1994.

/3/ Commenced operations August 16, 1993.     /13/ Commenced operations April 20, 1987.

/4/ Commenced operations March 1, 1988.       /14/ Commenced operations February 16, 1993.

/5/ Commenced operations August 16, 1993.     /15/ Commenced operations May 2, 1994.

/6/ Commenced operations January 4, 1990.     /16/ Commenced operations April 20, 1992.

/7/ Commenced operations May 4, 1987.         /17/ Commenced operations May 2, 1994.

/8/ Commenced operations May 9, 1994.         /18/ Commenced operations December 20, 1994.

/9/ Commenced operations June 2, 1988.

The Portfolios may, from time to time, compare their performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.


PURCHASE AND REDEMPTION OF SHARES

The purchase and redemption price of shares is the net asset value of each share. A Portfolio's securities are valued by SFM pursuant to valuations provided by an independent pricing service (generally the last quoted sale price). Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each Business Day (defined as days on which the New York Stock Exchange is open for business ("Business Day")) or, if there is no such reported sale, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. The pricing service may also use a matrix system to determine valuations. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of readily marketable securities held by a Portfolio in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Portfolios of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

A gain or loss for federal income tax purposes may be realized by a taxable shareholder upon an in-kind redemption depending upon the shareholder's basis in the shares of the Trust redeemed.



Purchases and redemptions of shares of the Portfolios may be made on any day the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Portfolios for any period during which the New York Stock Exchange, the Manager, the Distributor, and/or the Custodian are not open for business.

Reductions in Sales Charges

In calculating the sales charge rates applicable to current purchases of Class D shares, members of the following affinity groups and clients of the following broker-dealers, each of which has entered into an agreement with the Distributor, are entitled to the following percentage-based discounts from the otherwise applicable sales charge:

                               Percentage      Date Offer      Date Offer
Name of Group                   Discount         Starts        Terminates
-------------                   --------         ------        ----------
Countrywide Funding Corp.         100%          07/27/94        09/19/94

                                   50%          09/23/94        11/22/94

BHC Securities, Inc.               10%          12/29/94          N/A

First Security Investor            10%          12/29/94          N/A
Services, Inc.

Those members or clients who take advantage of a percentage-based reduction in the sales charge during the offering period noted above may continue to purchase shares at the reduced sales charge rate after the offering period relating to each such purchaser's affinity group or broker-dealer relationship has terminated.

For more information regarding reductions in sales charges, please contact the Distributor at 1-800-437-6016.

SHAREHOLDER SERVICES

The following is a description of plans and privileges by which the sale charges imposed on the Class D shares of the Bond, Capital Appreciation, Equity Income, High Yield Bond, Core Fixed Income, Large Cap Growth, Large Cap Value, Small Cap Growth, Small Cap Value and Mid-Cap Portfolios may be reduced.

Right of Accumulation: A shareholder qualifies for cumulative quantity discounts when his or her new investment, together with the current market value of all holdings of that shareholder in certain eligible portfolios, reaches a discount level. See "Purchase and Redemption of Shares" in the Prospectuses for the sales charge on quantity purchases.

Letter Of Intent: The reduced sales charges are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intent provided to the Distributor, that does not legally bind the signer to purchase any set number of shares and provides for the holding in escrow by the Administrator of 5% of the amount purchased until such purchase is completed within the 13-month period. A Letter of Intent may be dated to include shares purchased up to

90 days prior to the date the Letter of Intent is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Administrator will surrender an appropriate number of the escrowed shares for redemption in order to recover the difference between the sales charge imposed under the Letter of Intent and the sales charge that would have otherwise been imposed.

Distribution Investment Option: Distributions of dividends and capital gains made by the Portfolios may be automatically invested in shares of one of the Portfolios if shares of the Portfolio are available for sale. Such investments will be subject to initial investment minimums, as well as additional purchase minimums. A shareholder considering the Distribution Investment Option should obtain and read the prospectus of the other Portfolios and consider the differences in objectives and policies before making any investment.

Reinstatement Privilege: A shareholder who has redeemed shares of any of the Portfolios has a one-time right to reinvest the redemption proceeds in shares of the Portfolios at their net asset value as of the time of reinvestment. Such a reinvestment must be made within 30 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within such 30-day period in the same fund is considered a "wash sale" and results in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. The investor must notify the Transfer Agent at the time the trade is placed that the transaction is a reinvestment.

Exchange Privilege: Some or all of a Portfolio's Class D shares for which payment has been received (i.e., an established account), may be exchanged for Class D shares of other portfolios of the Trust or of SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Daily Income Trust and SEI International Trust ("SEI Funds"). Exchanges are made at net asset value plus any applicable sales charge. SEI Funds' portfolios that are not money market portfolios currently impose a sales charge on Class D shares. A shareholder who exchanges into one of these "non-money market" portfolios will have to pay a sales charge on any portion of the exchanged Class D shares for which he or she has not previously paid a sales charge. If a shareholder has paid a sales charge on Class D shares, no additional sales charge will be assessed when he or she exchanges those Class D shares for other Class D shares. If a shareholder buys Class D shares of a "non-money market" fund and receives a sales load waiver, he or she will be deemed to have paid the sales load for purposes of this exchange privilege. In calculating any sales charge payable on an exchange transaction, the SEI Funds will assume that the first shares a shareholder exchanges are those on which he or she has already paid a sales charge. Sales charge waivers may also be available under certain circumstances, as described in the portfolios' prospectuses. The Trust reserves the right to change the terms and conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon sixty days' notice. Exchanges will be made only after proper instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Distributor.

A shareholder may exchange the shares of each Portfolio's Class D shares, for which good payment has been received, in his or her account at any time, regardless of how long he or she has held his or her shares.

Each Exchange Request must be in proper form (i.e., if in writing, signed by the
                                              ----
record owner(s) exactly as the shares are registered; if by telephone-proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account. Each exchange involves the redemption of the shares of a Portfolio (the "Old Portfolio") to be exchanged and the purchase at net asset value (i.e., without a sales charge) of the shares of the
                             ----
other portfolios (the "New Portfolios"). Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless such shares were held in a tax-deferred retirement plan or other tax-exempt account. If the Exchange Request is received by the Distributor in writing or by telephone on any business day prior to the redemption cut-off time specified in each Prospectus, the exchange usually will occur on that day if all the restrictions set forth above have been complied with at that time. However, payment of the redemption proceeds by the Old Portfolios, and thus the purchase of shares of the New Portfolios, may be delayed for up to seven days if the Portfolio determines that such delay would be in the best interest of all of its shareholders. Investment dealers which have satisfied criteria established by the Portfolios may also communicate a Shareholder's Exchange Request to the Portfolios subject to the restrictions set forth above. No more than five exchange requests may be made in any one telephone Exchange Request.


TAXES

The following is only a summary of certain additional federal tax considerations generally affecting the Portfolios and their shareholders that are not described in the Portfolios' prospectuses. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Portfolios or their shareholders, and the discussion here and in the Portfolios' prospectuses is not intended as a substitute for careful tax planning.

This discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder, in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Portfolios. Each Portfolio intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a Portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or other income derived with respect to its business of investing in such stock or securities; (ii) less than 30% of a Portfolio's gross income each taxable year may be derived from the sale or other disposition of stock or securities held for less than three months; (iii) at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iv) at the close of each quarter of a Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers that the Portfolio controls and which are engaged in the same, similar, or related trades or businesses.

Notwithstanding the Distribution Requirement described above, which only requires a Portfolio to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, a Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Portfolio intends to make sufficient distributions to avoid liability for the federal excise tax. A Portfolio may in certain circumstances be required to liquidate Portfolio investments in order to make sufficient distributions to avoid federal excise tax liability when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Portfolio to satisfy the requirements for qualification as a RIC.

If capital gain distributions have been made with respect to shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions.

If a Portfolio fails to qualify as a RIC for any year, all of its income will be subject to tax at corporate rates, and its distributions (including capital gain distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders who have held shares for more than 45 days.

A Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of amounts payable to any shareholder who (1) has provided the Portfolio either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (3) who has failed to certify to the Portfolio that such shareholder is not subject to backup withholding.


With respect to investments in STRIPS, TR's, TIGR's and CATS, which are sold at original issue discount and thus do not make periodic cash interest payments, a Portfolio will be required to include as part of its current income the imputed interest on such obligations even though the Portfolio has not received any interest payments on such obligations during that period. Because each Portfolio distributes all of its net investment income to its shareholders, a Portfolio may have to sell Portfolio securities to distribute such imputed income which may occur at a time when the advisers would not have chosen to sell such securities and which may result in taxable gain or loss.

State Taxes

A Portfolio is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Portfolio to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders should consult their own tax advisers regarding the affect of federal, state and local taxes in their own individual circumstances.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the advisers are responsible for placing orders to execute Portfolio transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the advisers generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

It is expected that the Portfolios may execute brokerage or other agency transactions through the Distributor, a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules and regulations of the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Portfolio on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor to receive and retain such compensation. These provisions further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Portfolio may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Portfolio's expenses. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically. In addition, SFM has adopted a policy respecting the receipt of research and related products and services in connection with transactions effected for Portfolios operating within the "Manager of Managers" structure. Under this policy, SFM and the various firms that serve as sub-advisers to certain Portfolios of the Trust, in the exercise of joint investment discretion over the assets of a Portfolio, will direct a substantial portion of a Portfolio's brokerage to the Distributor in consideration of the Distributor's provision of research and related products to SFM for use in performing its advisory responsibilities. All such transactions directed to the Distributor must be accomplished in a manner that is consistent with the Trust's policy to achieve best net results, and must comply with the Trust's procedures regarding the execution of transactions through affiliated brokers.

For the fiscal year ended September 30, 1995, the Portfolios paid the following brokerage fees:

==================================================================================================================================
                        Total $ Amount    Total $ Amount       % of Total       % of Total $                        Total $ Amount
                         of Brokerage      of Brokerage        Brokerage          Amount of       Total $ Amount     of Brokerage
                         Commissions     Commissions Paid     Commissions         Brokerage        of Brokerage      Commissions
                         Paid in FYE     to Affiliates in       paid to        Commission paid   Transactions for     Paid for
           Fund            9/30/95          FYE 9/30/95       Distributor      to Distributor        Research         Research
----------------------------------------------------------------------------------------------------------------------------------
Balanced                  $148,731              ---               0                   0              $37,819             ---
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Bond Portfolio               $0                 ---               0                   0                ---               ---
----------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation     $1,577,921           $20,042             0                   0                ---             $20,042
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Capital Growth            $131,508              ---               0                   0            $1.569,484            ---
Portfolio
----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================
                        Total $ Amount    Total $ Amount       % of Total       % of Total $                        Total $ Amount
                         of Brokerage      of Brokerage        Brokerage          Amount of       Total $ Amount     of Brokerage
                         Commissions     Commissions Paid     Commissions         Brokerage        of Brokerage      Commissions
                         Paid in FYE     to Affiliates in       paid to        Commission paid   Transactions for     Paid for
           Fund            9/30/95          FYE 9/30/95       Distributor      to Distributor        Research         Research
----------------------------------------------------------------------------------------------------------------------------------
Core Fixed Income            $0                 ---                0                  0            $29,470,554           $0
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Equity Income             $648,410            $33,725              0                  0             $5,898,776        $33,725
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
High Yield Bond              ---                ---                0                  0                 ---              ---
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Portfolio         $264,386              ---                0                  0            $30,355,175           ---
----------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth          $270,371           $192,232              0                  0            $63,780,168        $192,232
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Large Cap Value           $804,877           $115,823              0                  0            $46,863,969        $115,823
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth             ---                ---                0                  0                 ---              ---
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value           $191,324            $2,814               0                  0              $863,247          $2,814
Portfolio
==================================================================================================================================

* Not in operation during such period.

For the fiscal years ended September 30, 1993 and 1994, the Portfolios paid the following brokerage fees:

=============================================================================================
                            Total $ Amount of Brokerage          Total $ Amount of Brokerage
                                 Commissions Paid              Commissions Paid to Affiliates

             Fund                1993          1994                   1993         1994
---------------------------------------------------------------------------------------------
Balanced Portfolio             $37,866       $101,709                 $880        $20,376
---------------------------------------------------------------------------------------------
Bond Portfolio                    $0            $0                     $0            $0
---------------------------------------------------------------------------------------------
Capital Appreciation          $1,383,070    $1,611,243              $30,388      $173,127
  Portfolio
---------------------------------------------------------------------------------------------
Capital Growth Portfolio       $430,709      $331,813               $26,222       $29,306
---------------------------------------------------------------------------------------------
Core Fixed Income Portfolio       $0          $1,840                   $0            $0
=============================================================================================

================================================================================
                                                           Total $ Amount of
                                Total $ Amount of        Brokerage Commissions
                             Brokerage Commissions Paid    Paid to Affiliates

             Fund                 1993         1994        1993        1994
--------------------------------------------------------------------------------
Equity Income Portfolio         $440,378     $490,073     $9,761     $38,830
--------------------------------------------------------------------------------
Mid-Cap Portfolio               $135,009     $264,405       $0       $18,120
--------------------------------------------------------------------------------
Large Cap Value  Portfolio      $563,429     $267,623    $136,078    $10,375
--------------------------------------------------------------------------------
Small Cap Growth Portfolio      $178,375     $447,356       $0       $47,550
================================================================================

The Large Cap Growth, Small Cap Value and High Yield Bond Portfolios had not commenced operations as of September 30, 1994.



The following Class D shares charge a sales load:

========================================================================================================
                                     Dollar Amount of                    Dollar Amount of Loads
                                ---------------------------              ----------------------
                                           Loads                            Retained by SFS
                                          ------                            ---------------

    Portfolio/Class                1993       1994       1995             1993        1994        1995
--------------------------------------------------------------------------------------------------------
Bond Portfolio -- Class D       $1,213.60  $ 4,306.18      $430.09      $153.05      $404.24       $49.78

Capital Appreciation            $2,652.76  $13,466.77   $15,353.85      $297.76     $1,312.19   $1,711.53
Portfolio -- Class D

Equity Income Portfolio --       $709.47   $26,611.27    $6,281.96       $80.09     $2,651.98     $752.30
Class D

Core Fixed Income  Portfolio        $0       $56.00      $3,375.64         $0         $6.22       $434.85
- Class D

Mid-Cap Portfolio-Class D           $0      $140.98     $0                 $0        $14.10     $0

Small Cap Growth Portfolio-         $0      $278.97     $11,874.23         $0        $27.90     $1,455,18
Class D
--------------------------------------------------------------------------------------------------------

Prior to the fiscal year ended September 30, 1994, the other Portfolios of the Trust did not offer Class D shares.

For each of the Portfolios, there is no material difference between the percentage of brokerage commissions paid to the Distributor as compared to all brokerage commissions and the percentage of the amount of brokered transactions as compared to the aggregate amount of all brokered transactions.

The portfolio turnover rate for each Portfolio for the fiscal years ending September 30, 1993 and September 30, 1994 and 1995 was as follows:


================================================================================
                Fund                         Turnover Rate
                       ---------------------------------------------------------
                                    1994                           1995
                       ---------------------------------------------------------
--------------------------------------------------------------------------------
Balanced Portfolio
        Equity                      128%                           154%
        Fixed Income                197%                           159%
--------------------------------------------------------------------------------
Bond Portfolio                       73%                            79%
--------------------------------------------------------------------------------
Capital Appreciation Portfolio      109%                           107%
--------------------------------------------------------------------------------
Capital Growth Portfolio            81%                            40%
--------------------------------------------------------------------------------
Core Fixed Income Portfolio         370%                           294%
--------------------------------------------------------------------------------
Equity Income Portfolio              28%                            47%
--------------------------------------------------------------------------------
High Yield Bond Portfolio             *                             56%
--------------------------------------------------------------------------------
Mid-Cap Portfolio                    89%                           108%
--------------------------------------------------------------------------------
Large Cap Growth Portfolio            *                             44%
--------------------------------------------------------------------------------
Large Cap Value Portfolio            67%                            99%
--------------------------------------------------------------------------------
Small Cap Growth Portfolio           97%                           113%
--------------------------------------------------------------------------------
Small Cap Value Portfolio             *                             64%
================================================================================

*  Not in operation during such period.

The Large Cap Value Portfolio experienced material portfolio turnover because the Board of Trustees approved changing the Portfolio's benchmark from the S&P 500 Index to the S&P Barra\Value Index. Since the Portfolio's investment portfolio included securities that were not reflected in this new benchmark, Mellon selected securities that are reflected in the S&P Barra\Value Index.


The Core Fixed Income Portfolio experienced material portfolio turnover when Western assumed management responsibility as a result of its investment strategies.

Since the Trust does not market its shares through intermediary brokers or dealers, it is not the Trust's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Portfolio's advisers or sub-advisers may place portfolio orders with qualified broker-dealers who recommend the Trust to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

The Trust does not expect to use one particular dealer, but the Portfolio's advisers or sub-advisers may, consistent with the interests of the Portfolio, select brokers on the basis of the research services they provide to the Portfolio's advisers. Such services may include analysis of the business or prospects of a company, industry or economic sector or statistical and pricing services. Information so received by the advisers will be in addition to and not in lieu of the services required to be performed by a Portfolio's advisers under the Advisory Agreements. If in the judgement of a Portfolio's advisers, the Portfolio, or other accounts managed by the Portfolio's advisers, will be benefitted by supplemental research services, the Portfolio's advisers is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of a Portfolio's advisers will not necessarily be reduced as a result of the receipt of such supplemental information.

The Trust is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Trust has acquired during its most recent fiscal year. As of September 30, 1995, the Large Cap Value Portfolio held $4,427,221 of debt securities issued by JP Morgan Securities, Inc., $2,716,000 of equity securities issued by JP Morgan Securities, Inc., $753,000 of equity securities issued by Bear Stearns and $1,907,000 of equity securities issued by Dean Witter Discover & Co.; the Small Cap Growth Portfolio held $13,561,000 of debt securities issued by Lehman Brothers; the Capital Appreciation Portfolio held $1,716,000 of equity securities issued by Dean Witter Discover & Co., $1,095,000 of debt securities issued by Merrill Lynch and $13,382,000 of debt securities issued by Lehman Brothers; the Equity Income Portfolio held $4,495,000 of debt securities issued by JP Morgan Securities, Inc. and $7,250,000 of equity securities issued by JP Morgan Securities, Inc.; the Balanced Portfolio held $377,000 of equity securities issued by Dean Witter Discover & Co., $513,000 of debt securities issued by Salomon Brothers, Inc., $909,000 of debt securities issued by Smith Barney and $3,128,000 of debt securities issued by Lehman Brothers.; the Mid-Cap Portfolio held $1,615,000 of debt securities held by JP Morgan Securities, Inc.; the Capital Growth Portfolio held $961,000 of equity securities issued by Morgan Stanley & Co., Inc. and $16,124,000 of debt securities issued by Lehman Brothers; the Core Fixed Income Portfolio held $4,966,000 of debt securities with Lehman Brothers, $7,810,000 of debt securities with Paine Webber and $65,187,000 of debt securities with JP Morgan Securities, Inc.; the Bond Portfolio held $223,000 of debt securities with JP Morgan Securities, Inc.; the High Yield Bond Portfolio held $1,490,000 of debt securities with Lehman Brothers; the Large Cap Growth Portfolio held $3,150,000 of equity securities with Dean Witter and $525,000 of debt securities with Prudential; and the Small Cap Value Portfolio held $4,282,000 of debt securities with Prudential.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Portfolio, each of which represents an equal proportionate interest in that Portfolio. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Portfolio, after taking into account additional distribution and transfer agency expenses attributable to Class D shares. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of portfolios. Share certificates representing the shares will not be issued.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her wilful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

VOTING

Where the Trust's Prospectuses or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Portfolio's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by Proxy, or (ii) more than 50% of the affected Portfolio's outstanding shares, whichever is less.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 1, 1995, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolios. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

Balanced Portfolio - Class A:  Nabank & Co., c/o Bank of Oklahoma, N.A., Attn:
Lisa Marrs, P.O. Box 2300, Tulsa, OK 74192, 16.09%; Saul & Co., c/o First Fidelity Bank N.A., FBO Metoplex Edison, Attn: Lou Loucente, P.O. Box 1289, Newark, NJ 07101, 27.95%; SEI Trust Company, Attn: Jacqueline Esposito, 680 E. Swedesford Road, Wayne, PA 19087, 47.69%.

Bond Portfolio - Class A: West One Bank, Idaho NA, Attn: Tom Coleman, Trust Department Securities Clearance, P.O. Box 7928, Boise, ID 83707, 14.05%; Lane & Company, c/o Union Bank, Attn: Linda Brown, P.O. Box 109, San Diego, CA 92112, 5.81%; SEI Trust Company, Attn: Jacqueline Esposito, 680 E. Swedesford Road, Wayne, PA 19087, 25.71%.

Bond Portfolio - Class D: Sumitomo Bank Trustee, FBO, Mitsue H Velotta, 374 East Pacific Avenue, Fairfield, CA 94533, 7.39%; Sumitomo Bank Trustee, FBO, Karen S. Ng as the Custodian for Melvin J. Yuen UGMA CA, 105 Alto Mesa Dr., San Francisco, CA 94080, 19.90%; Sumitomo Bank Trustee, FBO,

Dorothea M. Gustus & Elizabeth G. Kashinsky Jtten, 1015 Highlander Drive, Seaside, CA 93955, 6.22%; Reliance Trust Company, P.O. Box 48449, Atlanta, GA 30362-1449, 31.73%; Ivil L. O'Connor & Marguerite L. O'Connor Jtten, 1010 Terrace Rd Sp#36, San Bernardino, CA 92410, 6.98%; Sumitomo Bank Trustee, FBO, Eagle Trust Company, Custodian for the IRA of Despina Lastihenos, 185 Schley Ave., Albertson, NY 11507, 8.98%.

Capital Appreciation Portfolio - Class A: Garico, c/o American National Bank of Chicago, Attn: Wendy Kosek, Dept. 77-3272, Division 219, Chicago, IL 60678-3272, 5.09%; The Fulton Company, c/o Fulton Bank Trust Dept., Attn: Dennis Patrick, One Penn Square, Lancaster, PA 17602, 6.92%; SEI Trust Company, Attn:
Jacqueline Esposito, 680 E. Swedesford Road, Wayne, PA 19087, 24.56%.

Capital Appreciation Portfolio - Class D: Reliance Trust Company, P.O. Box 48449, Atlanta, GA 30362-1449, 18.64%; Sumitomo Bank Trustee, FBO, Sou-Shiong Tsay Cust FBO, Tiffany Tsay UGMA CA, 2628 E. Denise Avenue, Orange, CA 82667, 7.85%; Frost National Bank Cust., IRA of Frederick Vinson Rollover IRA, 402 Encino, San Antonio, TX 78209, 5.68%; Adelaide Di Pasquale, Teresa Di Pasquale Jtwros, 5910 18th Ave., Brooklyn, NY 11204, 5.91%

Capital Growth Portfolio - Class A: State Street Bank & Trust Company, Cust., BellSouth Retirement Master Trust, Attn: Jim Hackey, Master Trust Service Division, One Enterprise Drive, North Quincy, MA 02171; Emory University, c/o Trust Company Bank, Endowment & Foundation Trust Services, Attn: Linda Harrison Center 221, P.O. Box 4655, Atlanta, GA 30302, 7.48%; Northern Trust Custodian for Police Officers Pension Plan for City of Houston, P.O. Box 92956, Chicago, IL 60675, 13.11%; CitiBank Cust., State Board of Administration of FLA, CMG/IIS/EBF,Sort 20807, 25th Floor, New York, NY 10043, 22.61%; Sun Bank, c/o SunTrust Retirement Plan IM Equity, Attn: Security Cage, P.O. Box 363, Orlando, Fl 32802, 14.85%.

Core Fixed Income Portfolio - Class A:  BMS and Company, c/o Central Trust Bank,
Attn: Wanda McGlade, P.O. Box 779, Jefferson City, MO 65102, 5.02%; SEI Trust Company, Attn: Jacqueline Esposito, 680 E. Swedesford Road, Wayne, PA 19087, 41.76%.

Equity Income Portfolio - Class A:  BMS and Company, c/o Central Trust Bank,
Attn: Wanda McGlade, P.O. Box 779, Jefferson City, MO 65102, 5.06%; Garico, c/o American National Bank of Chicago, Attn: Wendy Kosek, Dept. 77-3272, Division 219, Chicago, IL 60678-3272, 7.43%; Aco, c/o Integra Trust Services, Attn: Karen White, Trust Securities Section 2-032, 300 Fourth Avenue, Pittsburgh, PA 15278-2232, 9.65%; Kaw & Co. Y Bank, c/o One Valley Bank, Attn: Pam Taylor, P.O. Box 1793, One Valley Square, Charlestown, WV 25326, 9.58%; West One Bank, Idaho NA,
Attn: Tom Coleman, Trust Department Securities Clearance, P.O. Box 7928, Boise, ID 83707, 7.18%; SEI Trust Company, Attn: Jacqueline Esposito, 680 E. Swedesford Road, Wayne, PA 19087, 13.15%.

Equity Income Portfolio - Class D: Sumitomo Bank Trustee, FBO, Kazunobu Okada & Taeko Okada Jtten, 1726 Holly Oak Dr. Monterey Park, CA 91755, 5.85%; Reliance Trust Company, P.O. Box 48449, Atlanta, GA 30362-1449, 7.54%; ACO, c/o Integra Trust Co. NA, 300 Fourth Ave., Pittsburgh, PA 15278, 44.97%.

High Yield Bond Portfolio - Class A: SEI Trust Company, Attn: Jacqueline Esposito, 680 E. Swedesford Road, Wayne, PA 19087, 93.19%.

Large Cap Growth Portfolio - Class A: SEI Trust Company, Attn: Jacqueline Esposito, 680 E. Swedesford Road, Wayne, PA 19087, 59.06%.

Large Cap Value Portfolio - Class A: SEI Trust Company, Attn: Jacqueline Esposito, 680 E. Swedesford Road, Wayne, PA 19087, 49.86%.

Mid-Cap Portfolio - Class A:  BMS and Company, c/o Central Trust Bank, Attn:
Wanda McGlade, P.O. Box 779, Jefferson City, MO 65102, 11.94%; SEI Trust Company, Attn: Jacqueline Esposito, 680 E. Swedesford Road, Wayne, PA 19087, 54.50%; First American Trust Company, Attn: Jeff Eubanks, 800 First American Center, Nashville, TN 37237-0801, 5.19%.

Mid-Cap Portfolio - Class D: Reliance Trust Company, P.O. Box 48449, Atlanta, GA 30362-1449, 96.72%.

Small Cap Growth Portfolio - Class A: Valle, c/o Marshall & Iisley, 1000 North Water Street TR 11, Milwaukee, WI 53202, 10.42%; Batrus & Co., c/o Bankers Trust Company, P.O. Box 9005, Church Street Station, New York, NY 10008, 8.84%; SEI Trust Company, Attn: Jacqueline Esposito, 680 E. Swedesford Road, Wayne, PA 19087, 29.54%.

Small Cap Growth Portfolio - Class D: Reliance Trust Company, P.O. Box 48449, Atlanta, GA 30362-1449, 16.09%; Sukhavati Temple, 74 Old Main Street, South Varmouth, MA 02664, 30.92%; BHC Securities Inc., Trade House Account, ATTN:
Mutual Funds, One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, 40.62%.

Small Cap Value Portfolio - Class A: SEI Trust Company, Attn: Jacqueline Esposito, 680 E. Swedesford Road, Wayne, PA 19087, 52.40%.

EXPERTS

The financial statements in this Statement of Additional Information and the Financial Highlights included in the Prospectuses have been audited by Price Waterhouse LLP, independent accountants, as indicated in their report, with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS

Following are the audited financial statements of the Trust for the fiscal year ended September 30, 1995, and the Report of Independent Accountants of Price Waterhouse LLP dated November 10, 1995, relating to the financial statements and financial highlights of the Trust.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF
TRUSTEES
SEI INSTITUTIONAL MANAGED TRUST

In our opinion, the accompanying
statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Large Cap Value, Large
Cap Growth, Small Cap Value, Small Cap
Growth, Mid-Cap, Capital Appreciation,
Equity Income, Balanced, Capital Growth,
Core Fixed Income, Bond and High Yield
Bond Portfolios (comprising SEI
Institutional Managed Trust, hereafter
referred to as the "Fund") at September
30, 1995, the results of each of their
operations, the changes in each of their net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as
"financial statements") are the
responsibility of the Fund's management;
our responsibility is to express an
opinion on these financial statements
based on our audits. We conducted our
audits of these financial statements in
accordance with generally accepted
auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September
30, 1995 by correspondence with the
custodian and brokers and the
application of alternative auditing
procedures where confirmations from
brokers were not received, provide a
reasonable basis for the opinion
expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania
November 10, 1995

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

LARGE CAP VALUE PORTFOLIO

------------------------------------------------------------
                                                    Market
                                                     Value
Description                              Shares      (000)
------------------------------------------------------------
COMMON STOCKS -- 98.1%
AEROSPACE & DEFENSE -- 1.6%
  Loral                                    10,800  $     616
  Raytheon                                 28,700      2,439
  Rockwell International                   35,200      1,663
  Thiokol                                  18,700        669
                                                   ---------
                                                       5,387
                                                   ---------

AIR TRANSPORTATION -- 0.7%
  AMR*                                     16,900      1,220
  Delta Air Lines                           8,700        602
  UAL*                                      3,800        649
                                                   ---------
                                                       2,471
                                                   ---------

AIRCRAFT -- 2.6%
  Lockheed Martin                          42,000      2,819
  McDonnell Douglas                        36,900      3,053
  Textron                                  29,300      2,000
  United Technologies                       8,000        707
                                                   ---------
                                                       8,579
                                                   ---------
ALUMINUM & ALUMINUM PRODUCTS -- 0.4%
  Alcan Aluminum                           37,000      1,198
                                                   ---------

APPAREL/TEXTILES -- 0.3%
  Springs Industries, Cl A                 21,700        852
  V F                                       5,100        260
                                                   ---------
                                                       1,112
                                                   ---------

AUTOMOTIVE -- 3.0%
  Chrysler                                 18,100        959
  Dana                                     20,600        595
  Eaton                                    24,200      1,283
  Echlin                                   10,000        358
  Ford Motor                               72,000      2,241
  General Motors                           56,500      2,647
  Paccar                                   18,000        842
  TRW                                      12,000        893
                                                   ---------
                                                       9,818
                                                   ---------

BANKS -- 13.5%
  Banc One                                 38,000      1,387
  Bank of Boston                           34,800      1,657
  BankAmerica                              66,000      3,949
  Baybanks                                  8,500        645
  Chase Manhattan                          34,800      2,127
  Chemical Banking                         51,400      3,129
  Citicorp                                 27,700      1,960
  CoreStates Financial                     63,800      2,337
  First Interstate Bancorp                 21,100      2,126
  First Union                              36,500      1,862
------------------------------------------------------------
                                                    Market
                                                     Value
Description                              Shares      (000)
------------------------------------------------------------
  Fleet Financial Group                    33,900  $   1,280
  Great Western Financial                  30,000        713
  H F Ahmanson                             71,700      1,819
  J P Morgan                               35,100      2,716
  Midlantic                                 7,400        401
  National City                            30,800        951
  NationsBank                              49,300      3,315
  NBD Bancorp                              74,300      2,842
  Republic New York                         9,500        556
  Star Banc                                39,300      2,103
  SunTrust Banks                           10,300        681
  Union Bank                               14,200        753
  Union Planters                           37,000      1,101
  US Bancorp Oregon                        34,500        975
  Wachovia                                 39,000      1,682
  Wells Fargo                              10,000      1,856
                                                   ---------
                                                      44,923
                                                   ---------

BEAUTY PRODUCTS -- 0.2%
  Alberto Culver, Cl B                     16,500        503
                                                   ---------

CHEMICALS -- 4.9%
  B F Goodrich                             53,600      3,529
  Cabot                                    11,100        590
  Dow Chemical                             36,200      2,697
  E I du Pont de Nemours                   45,100      3,101
  Eastman Chemical                          8,200        525
  Eli Lilly                                 8,700        782
  First Mississippi                        12,800        510
  Monsanto                                 10,300      1,038
  Union Carbide                            50,000      1,988
  Witco                                    42,700      1,500
                                                   ---------
                                                      16,260
                                                   ---------

COMMUNICATIONS EQUIPMENT -- 1.0%
  Harris                                   11,200        615
  ITT                                       8,900      1,104
  Sprint                                   47,900      1,676
                                                   ---------
                                                       3,395
                                                   ---------

COMPUTERS & SERVICES -- 1.9%
  International Business Machines          63,000      5,946
  Seagate Technology*                      12,300        518
                                                   ---------
                                                       6,464
                                                   ---------

CONSUMER PRODUCTS -- 0.2%
  Black & Decker                           20,600        703
                                                   ---------
CONTAINERS & PACKAGING -- 0.2%
  Ball                                     16,700        495
                                                   ---------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

LARGE CAP VALUE PORTFOLIO

------------------------------------------------------------
                                                  Market
                                                   Value
Description                            Shares      (000)
----------------------------------------------------------
DRUGS -- 3.9%
  American Home Products                 25,600  $   2,173
  Baxter International                   14,200        584
  Bristol Myers Squibb                   77,500      5,648
  Merck                                  23,000      1,288
  Rhone Poulenc Rorer                    49,900      2,270
  Schering Plough                         8,400        433
  Upjohn                                 11,100        495
                                                 ---------
                                                    12,891
                                                 ---------

ELECTRICAL SERVICES -- 9.6%
  Baltimore Gas & Electric               70,900      1,835
  Centerior Energy                       66,900        728
  Central & South West                   36,000        918
  Consolidated Edison of New York        52,200      1,586
  Detroit Edison                         56,100      1,809
  Dominion Resources of Virginia         24,500        922
  DQE                                    62,700      1,662
  Duke Power                             28,800      1,249
  Entergy                                46,300      1,210
  Florida Progress                       27,200        881
  General Public Utilities               43,000      1,338
  Illinova                               14,900        404
  Ohio Edison                            19,900        453
  Pacificorp                             56,200      1,068
  PECO Energy                            53,500      1,531
  Pinnacle West Capital                  80,700      2,118
  Portland General                       28,300        725
  Public Service Enterprise Group       115,000      3,420
  SCE                                   121,100      2,150
  Teco Energy                            43,200      1,010
  Texas Utilities                        50,500      1,761
  Unicom                                 53,500      1,618
  Wisconsin Energy                       45,200      1,277
                                                 ---------
                                                    31,673
                                                 ---------
ELECTRICAL TECHNOLOGY -- 0.5%
  General Motors, Cl H                   24,700      1,013
  Texas Instruments                       6,800        543
                                                 ---------
                                                     1,556
                                                 ---------

FINANCIAL SERVICES -- 3.7%
  Alex Brown                              8,900        520
  Allstate                               91,826      3,247
  American Express                       20,600        914
  Bear Stearns                           35,000        753
  Beneficial                             15,300        799
  Dean Witter Discover                   33,900      1,907
  FNMA                                    9,691      1,003
  Household International                30,300      1,879
  SLMA                                   10,500        567
----------------------------------------------------------
                                                  Market
                                                   Value
Description                            Shares      (000)
----------------------------------------------------------
  Transamerica                            8,800  $     627
                                                 ---------
                                                    12,216
                                                 ---------

FOOD, BEVERAGE & TOBACCO -- 4.1%
  American Brands                        58,300      2,463
  Anheuser Busch                         13,900        867
  Archer Daniels Midland                 46,200        710
  Coca-Cola                              25,700        633
  CPC International                       6,100        403
  General Mills                          14,300        797
  H J Heinz                              19,900        910
  IBP                                    35,900      1,916
  Philip Morris                          42,100      3,517
  Seaboard                                  400        103
  UST                                    42,804      1,225
                                                 ---------
                                                    13,544
                                                 ---------

FORESTRY -- 0.2%
  IP Timberlands LP                      29,300        681
                                                 ---------

GAS/NATURAL GAS -- 2.2%
  Coastal                                14,300        481
  Consolidated Natural Gas               43,000      1,737
  Eastern Enterprises                     9,000        289
  Nicor                                  16,300        444
  Oneok                                  25,900        602
  Pacific Enterprises                    15,400        387
  Panhandle Eastern                      59,700      1,627
  TEPPCO Partners LP                     11,300        364
  Williams                               34,000      1,326
                                                 ---------
                                                     7,257
                                                 ---------

HOUSEHOLD PRODUCTS -- 1.2%
  Clorox                                 18,800      1,341
  Minnesota Mining & Manufacturing       28,400      1,605
  National Service Industries            32,500        951
                                                 ---------
                                                     3,897
                                                 ---------

INSURANCE -- 6.0%
  Aflac                                  23,000        955
  AMBAC                                   5,300        233
  American General                       96,800      3,618
  AON                                     5,300        217
  Cigna                                  37,800      3,935
  Jefferson Pilot                        11,000        707
  Lincoln National                       27,200      1,282
  Loews                                   8,900      1,295
  Marsh & McLennan                       16,200      1,424
  Old Republic International             49,500      1,429
  Providian                              20,100        834

----------------------------------------------------------
                                                  Market
                                                   Value
Description                            Shares      (000)
----------------------------------------------------------
  Safeco                                 14,300  $     938
  Saint Paul                             39,539      2,308
  US Life                                27,750        812
                                                 ---------
                                                    19,987
                                                 ---------

LEASING & RENTING -- 0.2%
  Comdisco                               22,300        663
                                                 ---------

MACHINERY -- 1.5%
  Cummins Engine                         16,500        635
  Dresser Industries                     18,900        451
  General Electric                       11,600        740
  Harnischfeger Industries               13,000        434
  Nacco Industries, Cl A                  6,700        398
  Parker-Hannifin                        34,000      1,292
  Timken                                 27,100      1,155
                                                 ---------
                                                     5,105
                                                 ---------
MARINE TRANSPORTATION -- 0.2%
  Tidewater                              22,000        619
                                                 ---------

MEASURING DEVICES -- 0.2%
  Tektronix                               8,700        513
                                                 ---------
MEDICAL PRODUCTS & SERVICES -- 1.0%
  Bausch & Lomb                          11,500        476
  Becton Dickinson                       30,900      1,943
  Community Psychiatric Centers*         27,000        317
  Universal Health Services, Cl B*       16,500        565
                                                 ---------
                                                     3,301
                                                 ---------

METALS & MINING -- 0.4%
  Asarco                                 28,100        886
  Magma Copper*                          22,900        429
                                                 ---------
                                                     1,315
                                                 ---------
MISCELLANEOUS BUSINESS SERVICES -- 0.6%
  Sun Microsystems*                      22,800      1,436
  SunGard Data Systems*                  16,000        468
                                                 ---------
                                                     1,904
                                                 ---------
OFFICE FURNITURE & FIXTURES --  0.0%
  Lear Seating*                           2,100         62
                                                 ---------

PAPER & PAPER PRODUCTS -- 3.0%
  Boise Cascade                           9,500        384
  Bowater                                19,000        886
  Champion International                 45,100      2,430
  Federal Paper Board                    41,700      1,600
  International Paper                    45,600      1,915
----------------------------------------------------------
                                                  Market
                                                   Value
Description                            Shares      (000)
----------------------------------------------------------
  Kimberly Clark                          8,000  $     537
  Temple-Inland                          14,900        793
  Weyerhaeuser                           28,100      1,282
                                                 ---------
                                                     9,827
                                                 ---------

PETROLEUM REFINING -- 9.7%
  Amoco                                  79,500      5,098
  Atlantic Richfield                     35,900      3,855
  Chevron                                34,300      1,668
  Exxon                                 141,500     10,223
  Lyondell Petrochemical                 42,700      1,105
  Mobil                                  68,600      6,834
  Royal Dutch Petroleum ADR               5,500        675
  Texaco                                 31,500      2,036
  USX-Marathon Group                     32,300        638
                                                 ---------
                                                    32,132
                                                 ---------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.5%
  Eastman Kodak                          26,200      1,552
                                                 ---------

PRINTING & PUBLISHING -- 0.8%
  American Greetings                     13,600        415
  McGraw Hill                             7,800        638
  New York Times, Cl A                   11,300        309
  Wallace Computer Services              18,500      1,054
  Washington Post, Cl B                   1,000        311
                                                 ---------
                                                     2,727
                                                 ---------

PROFESSIONAL SERVICES -- 0.7%
  Dun & Bradstreet                       40,000      2,315
                                                 ---------

RAILROADS -- 1.3%
  Conrail                                17,000      1,169
  CSX                                    23,700      1,993
  Illinois Central                       14,500        567
  Union Pacific                           7,600        504
                                                 ---------
                                                     4,233
                                                 ---------

RECREATION -- 0.1%
  Outboard Marine                        18,800        404
                                                 ---------

REPAIR SERVICES -- 0.2%
  PHH                                    15,400        693
                                                 ---------

RETAIL -- 3.6%
  J C Penney                             52,300      2,595
  Kmart                                  39,500        573
  May Department Stores                  62,500      2,733
  Melville                                7,600        262
  Rite Aid                               20,600        577
  Ruddick                                22,800        616

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

LARGE CAP VALUE PORTFOLIO

----------------------------------------------------------
                                                  Market
                                                   Value
Description                            Shares      (000)
----------------------------------------------------------
  Sears Roebuck                         44,700   $    1,648
  Smiths Food & Drug Centers            14,200          288
  Tandy                                 27,600        1,677
  Waban*                                28,000          529
  Wendy's International                 20,600          435
                                                 ----------
                                                     11,933
                                                 ----------

RUBBER & PLASTIC -- 0.2%
  Goodyear Tire & Rubber                13,400          528
                                                 ----------
SEMI-CONDUCTORS/INSTRUMENTS -- 0.3%
  Advanced Micro Devices*                9,000          262
  Thomas & Betts                        13,300          860
                                                 ----------
                                                      1,122
                                                 ----------
SPECIALTY MACHINERY -- 0.5%
  Cooper Industries                     11,100          391
  Tecumseh Products, Cl A               22,800        1,095
                                                 ----------
                                                      1,486
                                                 ----------
STEEL & STEEL WORKS -- 0.2%
  USX-US Steel Group                    15,900          493
                                                 ----------
TELEPHONES & TELECOMMUNICATION -- 10.5%
  Alltel                                26,800          801
  Ameritech                            107,600        5,609
  Bell Atlantic                         33,900        2,081
  BellSouth                             76,100        5,565
  Cincinnati Bell                       39,700        1,072
  Comsat                                17,300          389
  GTE                                  144,000        5,652
  MCI Communications                    44,000        1,147
  NYNEX                                127,400        6,082
  Pacific Telesis Group                 48,300        1,485
  SBC Communications                    11,000          605
  Southern New England                  65,500        2,317
  US West                               45,900        2,163
                                                 ----------
                                                     34,968
                                                 ----------
TRANSPORTATION SERVICES -- 0.5%
  FlightSafety International            14,500          665
  Pittston Services Group               36,000          977
                                                 ----------
                                                      1,642
                                                 ----------

WHOLESALE -- 0.3%
  Supervalu                             32,900          966
                                                 ----------

Total Common Stocks
  (Cost $282,049,000)                               325,513
                                                 ----------
-----------------------------------------------------------
                                       Face        Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 0.2%
  U.S. Treasury Bills
    5.380%, 10/26/95 (1)             $     200   $      200
    5.400%, 10/26/95 (1)                   200          199
    5.430%, 10/26/95 (1)                   200          199
                                                 ----------
Total U. S. Treasury Obligations
  (Cost $598,000)                                       598
                                                 ----------
REPURCHASE AGREEMENT -- 1.4%
  Lehman Brothers
    6.45%, dated 09/29/95, matures
    10/02/95, repurchase price
    $4,450,000 (collateralized by
    U.S. Treasury Note, par value
    $4,500,000, 5.625%, 06/30/97,
    market value of collateral:
    $4,540,000)                          4,447        4,447
                                                 ----------
Total Repurchase Agreement
  (Cost $4,447,000)                                   4,447
                                                 ----------
Total Investments -- 99.7%
  (Cost $287,094,000)                               330,558
                                                 ----------
OTHER ASSETS AND LIABILITIES -- 0.3%
  Other Assets and Liabilities, Net                   1,134
                                                 ----------
NET ASSETS -- 100.0%                             $  331,692
                                                 ----------
                                                 ----------
NET ASSETS CONSISTED OF:
  Portfolio shares of Class A
    (unlimited authorization -- no
    par value) based on 25,506,245
    outstanding shares of
    beneficial interest                          $  281,901
  Undistributed Net Investment
    Income                                              456
  Accumulated Net Realized Gain on
    Investments                                       5,846
  Net Unrealized Appreciation on
    Futures Contracts                                    25
  Net Unrealized Appreciation on
    Investments                                      43,464
                                                 ----------
Total Net Assets                                 $  331,692
                                                 ----------
                                                 ----------
Net Asset Value, Offering and
    Redemption Price Per Share --
    Class A                                      $    13.00
                                                 ----------
                                                 ----------

(1) Security has been pledged as collateral on open futures contracts. *Non-income producing security

ADR        American Depository Receipt
Cl         Class
LP         Limited Partnership
FNMA       Federal National Mortgage Association
SLMA       Student Loan Marketing Association

LARGE CAP GROWTH PORTFOLIO

----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
COMMON STOCKS -- 96.9%
AIR TRANSPORTATION -- 0.7%
  AMR*                                  28,050  $    2,023
                                                ----------

AIRCRAFT -- 1.9%
  Allied Signal                         67,000       2,957
  Boeing                                20,300       1,385
  United Technologies                   13,100       1,158
                                                ----------
                                                     5,500
                                                ----------
AUTOMOTIVE -- 1.2%
  General Motors                        37,600       1,763
  Magna International, Cl A             40,000       1,805
                                                ----------
                                                     3,568
                                                ----------
BANKS -- 2.8%
  BankAmerica                           42,650       2,554
  Citicorp                              48,100       3,402
  First Chicago                         34,150       2,344
                                                ----------
                                                     8,300
                                                ----------

BEAUTY PRODUCTS -- 3.7%
  Avon Products                         30,000       2,153
  Colgate Palmolive                     52,000       3,465
  Procter & Gamble                      70,150       5,401
                                                ----------
                                                    11,019
                                                ----------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 3.4%
  Comcast Special, Cl A                 97,100       1,942
  Cox Communications*                   85,800       1,737
  Liberty Media Group, Cl A*            71,000       1,899
  Tele-Communications, Cl A*           265,300       4,643
                                                ----------
                                                    10,221
                                                ----------

CHEMICALS -- 4.2%
  Air Products & Chemicals              10,350         539
  E I du Pont de Nemours                22,000       1,513
  Monsanto                              33,000       3,325
  Morton International                 114,000       3,533
  Rohm & Haas                           58,000       3,502
                                                ----------
                                                    12,412
                                                ----------

COMMUNICATIONS EQUIPMENT -- 3.0%
  ITT                                   22,000       2,728
  L M Ericsson Telephone ADR            70,400       1,725
  Motorola                              43,000       3,284
  Vishay Intertechnology*               27,800       1,168
                                                ----------
                                                     8,905
                                                ----------
----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
COMPUTERS & SERVICES -- 5.7%
  Cisco Systems*                       114,300  $    7,887
  Compaq Computer*                     181,850       8,797
  Silicon Graphics*                      6,200         213
                                                ----------
                                                    16,897
                                                ----------

CONTAINERS & PACKAGING -- 0.2%
  Crown Cork & Seal*                    18,750         727
                                                ----------

DRUGS -- 7.4%
  Amgen*                                49,950       2,491
  Johnson & Johnson                     39,900       2,958
  Merck                                126,300       7,073
  Pfizer                               162,200       8,657
  Schering Plough                       17,400         896
                                                ----------
                                                    22,075
                                                ----------

ELECTRICAL TECHNOLOGY -- 0.4%
  Duracell                              25,900       1,162
                                                ----------

ENTERTAINMENT -- 1.6%
  Walt Disney                           82,000       4,705
                                                ----------

ENVIRONMENTAL SERVICES -- 0.3%
  WMX Technologies                      28,900         824
                                                ----------

FINANCIAL SERVICES -- 5.3%
  Dean Witter Discover                  56,000       3,150
  FHLMC                                 45,000       3,111
  First Financial Management            10,800       1,054
  FNMA                                  32,200       3,333
  Travelers                             94,000       4,993
                                                ----------
                                                    15,641
                                                ----------

FOOD, BEVERAGE & TOBACCO -- 8.5%
  Coca-Cola                            107,600       7,424
  Pepsico                              131,000       6,681
  Philip Morris                        132,800      11,086
                                                ----------
                                                    25,191
                                                ----------

GAS/NATURAL GAS -- 0.5%
  Enron                                 43,000       1,441
                                                ----------

HOTELS & LODGING -- 0.5%
  Hilton Hotels                         21,300       1,361
                                                ----------

HOUSEHOLD PRODUCTS -- 1.7%
  Gillette                             108,100       5,148
                                                ----------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

LARGE CAP GROWTH PORTFOLIO


----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
INSURANCE -- 7.1%
  American International Group          70,900  $    6,026
  General Re                            25,150       3,798
  Healthsource*                         26,000       1,251
  NAC Re                                24,000         870
  PMI Group*                            55,000       2,606
  Progressive                           18,100         810
  United Healthcare                     89,150       4,357
  UNUM                                  25,400       1,340
                                                ----------
                                                    21,058
                                                ----------

MACHINERY -- 6.0%
  Case                                  21,700         797
  Caterpillar                           33,950       1,931
  General Electric                     178,950      11,408
  General Instrument*                  127,600       3,828
                                                ----------
                                                    17,964
                                                ----------
MEDICAL PRODUCTS & SERVICES -- 2.3%
  Columbia HCA Healthcare               81,000       3,938
  Medtronic                             54,800       2,946
                                                ----------
                                                     6,884
                                                ----------

MISCELLANEOUS BUSINESS SERVICES -- 3.0%
  Computer Associates
    International                       13,300         562
  Informix*                             71,000       2,308
  Microsoft*                            22,550       2,041
  Oracle*                              108,100       4,148
                                                ----------
                                                     9,059
                                                ----------

PAPER & PAPER PRODUCTS -- 0.2%
  Kimberly Clark                         8,300         557
                                                ----------
PETROLEUM & FUEL PRODUCTS -- 0.7%
  Western Atlas*                        45,000       2,132
                                                ----------

PETROLEUM REFINING -- 1.3%
  Amoco                                 26,700       1,712
  Mobil                                 11,600       1,156
  Royal Dutch Petroleum ADR              8,300       1,019
                                                ----------
                                                     3,887
                                                ----------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 1.6%
  Eastman Kodak                         43,000       2,547
  Xerox                                 17,500       2,352
                                                ----------
                                                     4,899
                                                ----------
----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
PRINTING & PUBLISHING -- 0.8%
  Time Warner                           63,200  $    2,512
                                                ----------

RAILROADS -- 1.5%
  Burlington Northern Santa Fe*         23,000       1,668
  Conrail                               39,100       2,688
                                                ----------
                                                     4,356
                                                ----------

RETAIL -- 6.1%
  Autozone*                             30,000         765
  Dayton Hudson                          3,450         262
  Federated Department Stores*          31,000         880
  Home Depot                           204,550       8,156
  Lowe's                                60,000       1,800
  McDonald's                           132,000       5,049
  Safeway*                              20,600         860
  Sears Roebuck                          9,400         347
                                                ----------
                                                    18,119
                                                ----------

RUBBER & PLASTIC -- 0.6%
  Illinois Tool Works                   28,750       1,693
                                                ----------
SEMI-CONDUCTORS/INSTRUMENTS -- 5.2%
  Applied Materials*                    16,000       1,636
  Intel                                179,200      10,774
  Molex                                 40,500       1,468
  National Semiconductor*               57,000       1,575
                                                ----------
                                                    15,453
                                                ----------

STEEL & STEEL WORKS -- 1.0%
  Aluminum Company of America           31,900       1,687
  Nucor                                 27,350       1,224
                                                ----------
                                                     2,911
                                                ----------

TELEPHONES & TELECOMMUNICATION -- 5.8%
  Airtouch Communications*             212,350       6,503
  AT&T                                 130,000       8,547
  BellSouth                             12,000         878
  MCI                                   51,500       1,342
                                                ----------
                                                    17,270
                                                ----------

TESTING LABORATORIES -- 0.3%
  Chiron*                                9,300         842
                                                ----------

WHOLESALE -- 0.5%
  Alco Standard                         16,600       1,407
                                                ----------

Total Common Stocks
  (Cost $254,601,000)                              288,123
                                                ----------

--------------------------------------------------------------------------------

-----------------------------------------------------------
                                       Face        Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 1.3%
  U.S. Treasury Bill
    5.420%, 12/21/95 (1)             $   4,050   $    4,001
                                                 ----------
Total U.S. Treasury Obligations
  (Cost $4,002,000)                                   4,001
                                                 ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.4%
  FHLB Discount Notes
    5.630%, 10/06/95                       210          210
    5.580%, 10/23/95                       430          429
  FNMA
    5.600%, 10/12/95                        40           40
    5.680%, 10/20/95                       530          528
                                                 ----------
Total U.S. Government Agency
  Obligations (Cost $1,207,000)                       1,207
                                                 ----------
COMMERCIAL PAPER -- 0.2%
  Prudential Funding
    6.250%, 10/02/95 (1)                   525          525
                                                 ----------
Total Commercial Paper
  (Cost $525,000)                                       525
                                                 ----------
Total Investments -- 98.8%
  (Cost $260,335,000)                               293,856
                                                 ----------
OTHER ASSETS AND LIABILITIES -- 1.2%
  Other Assets and Liabilities, Net                   3,521
                                                 ----------
NET ASSETS -- 100.0%                             $  297,377
                                                 ----------
                                                 ----------
NET ASSETS CONSISTED OF:
  Portfolio shares of Class A
    (unlimited authorization -- no
    par value) based on 23,332,998
    outstanding shares of
    beneficial interest                          $  257,661
  Undistributed Net Investment
    Income                                              603
  Accumulated Net Realized Gain on
    Investments                                       5,582
  Net Unrealized Appreciation on
    Futures Contracts                                    10
  Net Unrealized Appreciation on
    Investments                                      33,521
                                                 ----------
Total Net Assets                                 $  297,377
                                                 ----------
                                                 ----------
Net Asset Value, Offering and
  Redemption Price Per Share --
  Class A                                        $    12.75
                                                 ----------
                                                 ----------

(1) Security has been pledged as collateral on open futures contracts. *None-income producing security

ADR        American Depository Receipt
Cl         Class
FHLMC      Federal Home Loan Mortgage Corporation
FNMA       Federal National Mortgage Association
FHLB       Federal Home Loan Bank


Small Cap Value Portfolio

-----------------------------------------------------------
                                       Face        Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
COMMON STOCKS -- 97.7%
AIR TRANSPORTATION -- 0.3%
  Midwest Express Holdings*             13,200  $      297
                                                ----------

APPAREL/TEXTILES -- 0.9%
  Springs Industries, Cl A              18,800         738
  Tarrant Apparel Group*                33,800         228
                                                ----------
                                                       966
                                                ----------

AUTOMOTIVE -- 0.1%
  Stant                                  7,600          76
                                                ----------

BANKS -- 8.5%
  Albank Financial                      20,000         600
  Amfed Financial                       42,300       1,332
  Astoria Financial*                    14,500         618
  BankAtlantic Bancorp                  38,450         735
  BankNorth Group                       32,600       1,084
  DS Bancorp*                           17,430         462
  First Federal Bancshares*             43,800         610
  Long Island Bancorp                   45,500       1,115
  Mercantile Bankshares                 34,700         946
  Reliance Bancorp                      22,900         335
  Southern National Bank                33,507         880
                                                ----------
                                                     8,717
                                                ----------

BUILDING & CONSTRUCTION SUPPLIES -- 1.0%
  American Buildings*                   20,000         473
  NCI Building Systems*                 24,200         568
                                                ----------
                                                     1,041
                                                ----------

CHEMICALS -- 1.5%
  Cytec Industries*                     27,500       1,592
                                                ----------

COMMUNICATIONS EQUIPMENT -- 1.4%
  ACT Manufacturing*                     6,800          96
  Plantronics*                          35,800       1,302
                                                ----------
                                                     1,398
                                                ----------

COMPUTERS & SERVICES -- 4.6%
  Computer Horizons*                    51,200       1,024
  Gateway 2000*                         45,000       1,379
  Intersolv*                            51,600       1,038
  Quantum*                              57,100       1,249
                                                ----------
                                                     4,690
                                                ----------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

SMALL CAP VALUE PORTFOLIO

-----------------------------------------------------------
                                                   Market
                                                   Value
Description                           Shares       (000)
-----------------------------------------------------------
CONSUMER PRODUCTS -- 2.1%
  Maxwell Shoe*                         10,900   $       55
  Nu-Kote Holding, Cl A*                53,200        1,157
  Velcro Industries                     15,300          956
                                                 ----------
                                                      2,168
                                                 ----------

CONTAINERS & PACKAGING -- 1.0%
  US Can*                               78,100        1,045
                                                 ----------

ENTERTAINMENT -- 4.2%
  All American Communications*          15,500          205
  Anchor Gaming*                        18,000          455
  Boomtown*                             90,000          844
  Casino America*                       35,400          332
  Cinergi Pictures Entertainment*       93,000          546
  Dick Clark Productions*               45,000          428
  Griffin Gaming & Entertainment*       89,540        1,141
  Spelling Entertainment Group          31,640          419
                                                 ----------
                                                      4,370
                                                 ----------
FINANCIAL SERVICES -- 1.3%
  Greenpoint Financial                  19,900          550
  MLF Bancorp                           34,600          800
                                                 ----------
                                                      1,350
                                                 ----------

FOOD, BEVERAGE & TOBACCO -- 1.2%
  Robert Mondavi*                       48,230        1,230
                                                 ----------

GLASS PRODUCTS -- 1.4%
  Libbey                                59,800        1,428
                                                 ----------
HOTELS & LODGING -- 0.5%
  Sholodge*                             35,400          478
                                                 ----------

HOUSEHOLD FURNITURE & FIXTURES -- 1.0%
  Holophane*                            39,000        1,073
                                                 ----------
INSURANCE -- 18.7%
  American Travelers*                   45,900          855
  Capitol American Financial            30,000          668
  First Colony                             100            3
  Harleysville Group                    21,500          640
  HCC Insurance Holdings*               26,900          891
  Healthplan Services*                  52,700        1,074
  Home State Holdings*                  48,100          433
  Horace Mann Educators                 31,400          864
  John Alden Financial                  44,000          996
  Leucadia National                     10,800          633
  Life Partners Group                   21,700          374
  Mercury General                        6,200          236

-----------------------------------------------------------
                                                   Market
                                                   Value
Description                           Shares       (000)
-----------------------------------------------------------
  National Re Holdings                  26,200   $      927
  Partnerre Holdings                    38,000          941
  Paul Revere                           22,600          427
  Penncorp Financial Group              66,000        1,575
  PMI Group*                            28,800        1,364
  Presidential Life                     60,900          525
  PXRE                                  17,100          466
  Renaissance Re Holdings*              47,000        1,146
  Security Capital*                      4,900          261
  State Auto Financial                  54,100        1,217
  TIG Holdings                          66,800        1,792
  Western National                      68,550          943
                                                 ----------
                                                     19,251
                                                 ----------

MACHINERY -- 8.1%
  Alamo Group                           51,800          932
  BW/IP Holding, Cl A                   67,300        1,203
  Chase Brass Industries*               41,100          524
  CMI*                                 116,400          757
  DT Industries                         53,100          730
  Exide Electronics Group*              73,200        1,373
  Fisher Scientific International       33,300        1,078
  Ucar International*                   63,600        1,733
                                                 ----------
                                                      8,330
                                                 ----------

MEASURING DEVICES -- 2.7%
  Oak Industries*                       51,200        1,542
  Safetytek*                            33,000          536
  Veeco Instruments*                    28,600          751
                                                 ----------
                                                      2,829
                                                 ----------

MEDICAL PRODUCTS & SERVICES -- 5.3%
  ADAC Laboratories                     78,000          936
  Coventry*                             31,530          623
  Medisense*                            52,800        1,274
  Mid Atlantic Medical Services*        54,000        1,060
  Ornda Healthcorp*                     45,500          967
  Sterile Concepts Holdings             39,600          549
  Universal Health Services, Cl B*       2,600           89
                                                 ----------
                                                      5,498
                                                 ----------
MISCELLANEOUS BUSINESS SERVICES -- 0.3%
  Broadway & Seymour*                   10,800          270
                                                 ----------

MISCELLANEOUS MANUFACTURING -- 4.1%
  Belden                                63,100        1,656
  Cable Design Technologies*            25,000          750
  Wolverine Tube*                       49,200        1,864
                                                 ----------
                                                      4,270
                                                 ----------

PAPER & PAPER PRODUCTS -- 1.0%
  Caraustar Industries                  49,000          980
                                                 ----------

--------------------------------------------------------------------------------

-----------------------------------------------------------
                                                   Market
                                                   Value
Description                           Shares       (000)
-----------------------------------------------------------
PETROLEUM & FUEL PRODUCTS -- 0.6%
  Citation*                             32,900   $      592
                                                 ----------
RETAIL -- 9.5%
  Big B                                 56,900          846
  BMC West*                             60,500          847
  Catherine's Stores*                   78,200          919
  Circle K*                             43,800          909
  Claire's Stores                       43,600          894
  Consolidated Stores*                  29,900          691
  Daka International*                   46,500        1,523
  Fabri-Centers of America, Cl A*       19,400          298
  Little Switzerland*                   46,000          184
  Mueller Industries*                   10,600          550
  Vons Companies*                       50,300        1,195
  Zale*                                 70,000          971
                                                 ----------
                                                      9,827
                                                 ----------

RUBBER & PLASTIC -- 3.1%
  Aptargroup                            41,200        1,365
  Mark IV Industries                    44,820          997
  West                                  28,100          790
                                                 ----------
                                                      3,152
                                                 ----------
SEMI-CONDUCTORS/INSTRUMENTS -- 3.3%
  DH Technology*                        34,400        1,101
  SGS-Thomson Microelec*                27,700        1,346
  Zycon*                                75,400          924
                                                 ----------
                                                      3,371
                                                 ----------

STEEL & STEEL WORKS -- 1.8%
  National-Standard*                    45,000          608
  Schnitzer Steel Industries, Cl A      23,400          667
  Synalloy                              24,500          560
                                                 ----------
                                                      1,835
                                                 ----------

TECHNOLOGY, GENERAL -- 0.5%
  Tel-Save Holdings*                    33,000          507
                                                 ----------

TELEPHONES & TELECOMMUNICATION -- 1.2%
  EIS International*                    61,300        1,096
  Numerex, Cl A*                        19,600          164
                                                 ----------
                                                      1,260
                                                 ----------

WHOLESALE -- 6.5%
  Bell Microproducts*                   93,000        1,070
  Congoleum*                            47,300          497
-----------------------------------------------------------
                                    Shares/Face    Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
  Duracraft*                            23,700   $    1,069
  Marshall Industries*                  41,800        1,578
  TBC*                                  95,200          916
  Wyle Electronics                      34,800        1,562
                                                 ----------
                                                      6,692
                                                 ----------

  Total Common Stocks
    (Cost $89,719,000)                              100,583
                                                 ----------

REPURCHASE AGREEMENT -- 4.1%
  Prudential
    6.45%, dated 09/29/95, matures
      10/02/95, repurchase price
      $4,285,000 (collateralized
      by FHLMC obligation, par
      value $4,365,000, 6.275%,
      09/21/05, market value of
      collateral: $4,372,000)        $   4,282        4,282
                                                 ----------

Total Repurchase Agreement
  (Cost $4,282,000)                                   4,282
                                                 ----------

Total Investments -- 101.8%
  (Cost $94,001,000)                                104,865
                                                 ----------

OTHER ASSETS AND LIABILITIES -- (1.8%)
  Other Assets and Liabilities, Net                  (1,890)
                                                 ----------
NET ASSETS -- 100%                               $  102,975
                                                 ----------
                                                 ----------
NET ASSETS CONSISTED OF:
  Portfolio shares of Class A
    (unlimited authorization -- no
    par value) based on 8,444,888
    outstanding shares of
    beneficial interest                          $   90,332
  Distributions in Excess of Net
    Investment Income                                   (28)
  Accumulated Net Realized Gain on
    Investments                                       1,807
  Net Unrealized Appreciation on
    Investments                                      10,864
                                                 ----------
Total Net Assets                                 $  102,975
                                                 ----------
                                                 ----------
Net Asset Value, Offering and
  Redemption Price Per Share --
    Class A                                      $    12.19
                                                 ----------
                                                 ----------

* Non-income producing securities

C1         Class
FHLMC      Federal Home Loan Mortgage Company

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

SMALL CAP GROWTH PORTFOLIO

----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
COMMON STOCKS -- 95.2%
AEROSPACE & DEFENSE -- 0.2%
  Watkins Johnson                       11,100  $      608
                                                ----------

AIRCRAFT -- 0.1%
  Simula*                                7,050         177
                                                ----------

APPAREL/TEXTILES -- 3.6%
  Ashworth*                             15,200         122
  Just For Feet*                         6,200         191
  Lydall*                               81,300       2,022
  Nautica Enterprises*                 109,675       3,756
  Quiksilver*                            8,000         217
  St. John Knits                        55,900       2,725
  Tommy Hilfiger*                       65,300       2,122
                                                ----------
                                                    11,155
                                                ----------
AUTOMOTIVE -- 0.9%
  Regal Beloit                          52,800         983
  The Allen Group                       35,700       1,295
  Titan Wheel International             27,400         469
                                                ----------
                                                     2,747
                                                ----------

BANKS -- 0.3%
  Peoples Heritage Financial Group      50,000         913
  Saint Francis Capital*                 5,900         134
                                                ----------
                                                     1,047
                                                ----------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 0.5%
  Clear Channel Communications*         21,500       1,629
                                                ----------
BUILDING & CONSTRUCTION -- 0.2%
  Acme Cleveland                        26,800         717
                                                ----------
CHEMICALS -- 0.3%
  OM Group                              28,900         878
                                                ----------
COMMUNICATIONS EQUIPMENT -- 4.0%
  ADC Telecommunications*               31,600       1,438
  American Radio Systems                   800          20
  Checkpoint Systems*                   19,000         501
  Cincinnati Microwave*                  2,400          36
  Colonial Data Technologies*            1,600          30
  Comverse Technology*                  16,500         359
  Harman International                   1,000          49
  Inter-Tel*                             4,900          86
  Kemet*                                97,800       3,349
  Mercury Interactive*                  25,000         694
  Microcom*                             23,500         444

----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------

  Microdyne*                            40,800  $    1,035
  Microwave Power Devices*              17,200         151
  Mobilemedia*                           1,600          43
  National Wireless Holdings*           10,700         139
  Network Express*                       9,500         151
  Spectrian*                            12,500         427
  Stratacom*                            30,600       1,691
  Symmrtricom*                           6,500         146
  Tellabs*                              30,200       1,272
  Teltrend*                             11,000         363
                                                ----------
                                                    12,424
                                                ----------
COMPUTERS & SERVICES -- 11.2%
  Adaptive Solutions*                   27,000         192
  Alantec*                              34,300       1,089
  Atria Software*                       35,100       1,027
  Auspex Systems*                       90,700       1,417
  Avid Technology*                      18,200         783
  Broderbund Software*                  16,800       1,279
  Catalina Marketing*                   14,400         893
  CBT Group PLC ADR*                    19,900         950
  Challenger International*              7,500          48
  Cirrus Logic*                          1,500          86
  Comshare*                             27,800         813
  Cybex Computer Products*               9,900         248
  Discreet Logic*                          200          11
  Dynatech*                              4,300          68
  Electronics for Imaging*              47,000       3,364
  FTP Software*                         17,200         477
  Gandalf Technologies*                 25,000         152
  GRC International*                     3,300          75
  Helix Technology                      61,700       2,854
  Hyperion Software*                    50,900       2,889
  Imnet Systems*                        10,000         258
  Inference, Cl A*                      11,800         177
  Key Tronic*                           16,900         244
  Level One Communications*              5,900         139
  Macro Media*                          24,400       1,394
  Microchip Technology*                  2,900         110
  Netmanage*                            43,200       1,026
  Network General*                      14,300         590
  Optical Data Systems*                 74,700       2,913
  Phamis*                                5,400         148
  Pinnacle Systems*                     25,700         790
  Printronix*                            5,500         164
  Project Software & Development*        7,900         205
  Pure Software*                         8,600         307
  Rasterops*                            19,000         150
  Sanctuary Woods Multimedia*           25,000         175
  Simware*                              12,700         127
  Stormedia*                            33,200       1,502
  Syncronys Softcorp*                    8,500         122

--------------------------------------------------------------------------------

----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
  System Software Associates             1,400  $       56
  Trident Microsystems*                 43,500         946
  Veritas Software*                      8,000         208
  Wonderware*                           75,500       2,935
  Zebra Technology*                     26,700       1,422
                                                ----------
                                                    34,823
                                                ----------
CONSUMER PRODUCTS -- 0.9%
  Cidco*                                33,400       1,177
  Davidson & Associates*                47,400       1,648
  Wolverine World Wide                   1,500          41
                                                ----------
                                                     2,866
                                                ----------
DRUGS -- 1.9%
  Avecor Cardiovascular*                 8,900         125
  Columbia Laboratories*                61,000         572
  Idexx Laboratories*                   59,200       2,205
  Northfield Laboratories*               7,500         139
  Ventritex*                            13,100         282
  Watson Pharmaceuticals*               63,086       2,586
                                                ----------
                                                     5,909
                                                ----------
ELECTRICAL TECHNOLOGY -- 1.2%
  Electro Scientific Industries*        26,300         917
  Input/Output*                         26,000         998
  Komag*                                   600          39
  Presstek*                             30,200       1,609
  Zycon*                                11,300         138
                                                ----------
                                                     3,701
                                                ----------
ENERGY & POWER -- 0.1%
  Micro Linear*                         16,000         250
                                                ----------
ENTERTAINMENT -- 1.1%
  Movie Gallery*                        31,900       1,364
  Regal Cinemas*                        36,300       1,493
  Station Casinos*                      23,900         367
  Videonics*                             7,900         164
                                                ----------
                                                     3,388
                                                ----------
ENVIRONMENTAL SERVICES -- 1.2%
  Tetra Tech*                           67,876       1,578
  United Waste Systems*                 50,900       2,125
                                                ----------
                                                     3,703
                                                ----------
FINANCIAL SERVICES -- 2.8%
  Aames Financial                       34,900       1,021
  Commercial Federal*                   14,800         529
  Credit Acceptance*                    56,400       1,523
  Mercury Finance                       47,166       1,150
----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
  Olympic Financial*                    46,300  $    1,267
  The Money Store                       40,650       1,925
  World Acceptance*                     81,600       1,163
                                                ----------
                                                     8,578
                                                ----------
FOOD, BEVERAGE & TOBACCO -- 1.0%
  Opta Food Ingredients*                 5,700          90
  Robert Mondavi*                       44,000       1,122
  Starbucks*                            46,000       1,748
                                                ----------
                                                     2,960
                                                ----------
HOTELS & LODGING -- 0.1%
  Doubletree*                            8,700         193
  LaQuinta Inns                          2,500          70
  Winston Hotels                         9,500         107
                                                ----------
                                                       370
                                                ----------
HOUSEHOLD PRODUCTS -- 1.3%
  Blount, Cl A                          20,900         995
  Blyth Industries*                     23,200       1,085
  Chicago Miniature Lamp*                8,900         158
  Department 56*                        25,100       1,173
  Semitool*                              7,500         188
  Thermolase*                            6,400         130
  USA Detergents*                       12,200         253
                                                ----------
                                                     3,982
                                                ----------
INSURANCE -- 1.5%
  General Acceptance*                   11,100         369
  Healthplan Services*                   5,100         104
  Inphynet Medical Management*           4,200          79
  Oxford Health Plans*                  40,700       2,961
  Penncorp Financial Group              39,800         950
  United Dental Care*                    5,900         177
                                                ----------
                                                     4,640
                                                ----------
LUMBER & WOOD PRODUCTS -- 0.4%
  Champion Enterprises*                 67,600       1,344
                                                ----------
MACHINERY -- 5.8%
  BMC Industries, Minnesota             34,400       1,329
  Brooks Automation*                    25,700         553
  Cascade*                              57,900         883
  Computational Systems*                 3,900          63
  Edelbrock*                             9,100         139
  Flextronics International*             5,700         147
  FSI International*                    96,100       3,194
  Gasonics International*               48,000       1,788
  Indresco*                             48,900         874
  JLG Industries                        30,000       1,350

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

SMALL CAP GROWTH PORTFOLIO

----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
  Kulicke & Soffa Industries*           59,000  $    2,154
  Mackie Designs*                       11,200         162
  Micrel*                               19,700         552
  Novellus Systems*                     20,300       1,421
  Photronics*                           53,350       1,787
  PRI Automation*                        4,000         164
  Uniphase*                              8,900         314
  UNR Industries                       130,000       1,121
                                                ----------
                                                    17,995
                                                ----------
MANUFACTURING -- 0.2%
  Health Payment Review*                15,500         361
  West Marine*                          10,700         342
                                                ----------
                                                       703
                                                ----------
MEASURING DEVICES -- 3.0%
  Bio Rad Labs*                         28,000       1,127
  Cognex*                               39,400       1,901
  Cyberoptics*                           7,500         255
  Digital Link*                          4,700         121
  Esterline Technologies*               41,200       1,128
  Fluke                                 15,300         581
  KLA Instruments*                      17,300       1,388
  LTX*                                  22,500         284
  Tencor Instrument*                    41,900       1,854
  Teradyne*                              1,800          65
  Thermedics*                            9,700         193
  Tylan General*                        11,200         188
  Veeco Instruments*                    10,700         281
                                                ----------
                                                     9,366
                                                ----------
MEDICAL PRODUCTS & SERVICES -- 8.6%
  Arrow International                   12,800         554
  CNS*                                 107,600       1,412
  Community Health Systems*             39,300       1,587
  Compdent*                             39,700       1,161
  Conmed*                               32,500       1,064
  Express Scripts, Cl A*                20,000         880
  Gulf South Medical Supply*            63,300       1,559
  Healthsource*                         55,200       2,657
  Healthsouth Rehabilitation*            1,500          38
  Hemasure*                              1,400          22
  Horizon Mental Health
    Management*                          5,600          85
  Horizon/CMS Healthcare*                1,600          36
  Integrated Health Services*              400          11
  Intermagnetics General*               27,500         519
  Medic Computer Sytems*                45,800       2,324
  Medpartners*                          20,000         630
  Mid Atlantic Medical Services*         1,600          31
----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
  Omnicare                             103,800  $    4,050
  Pediatrix Medical Group*              10,400         213
  Phycor*                              102,250       3,502
  Physician Reliance Network*           10,000         370
  Physicians Health Services*            8,300         228
  Rotech Medical*                       17,100         425
  Softdesk*                              8,000         202
  Steris*                               45,700       1,925
  Tecnol Medical Products*               2,000          39
  Universal Health Services, Cl B*      35,200       1,206
  Zygo*                                  2,300          65
                                                ----------
                                                    26,795
                                                ----------
MISCELLANEOUS BUSINESS SERVICES -- 7.8%
  Acxiom*                               72,300       2,042
  Alternative Resources*                67,900       2,173
  American Business Information*       108,900       2,205
  Arcsys*                                6,900         285
  Baan N.V.*                            16,700         752
  Cambridge Technology Partners*        55,800       2,832
  Cellular Technical Services*          16,500         373
  Diamond Multimedia Systems*            7,400         239
  Electronic Arts*                       2,000          74
  Intersolv*                             8,000         161
  Legato Systems*                        6,500         172
  Manugistics*                          12,500         189
  McAfee Associates*                    60,900       3,138
  MDL Information Systems*              46,100         859
  Meridian Data*                        17,000         172
  Minnesota Educational Computing*       6,900         186
  National Data                         31,500         847
  National Instruments*                  9,200         186
  Networth*                             11,500         239
  Number Nine Visual Technology*        16,800         277
  Open Environment*                     11,500         201
  Parametric Technology*                29,700       1,827
  Platinum Software*                     2,100          24
  Premenos Technology*                   4,400         143
  Quarterdeck*                          76,600       1,484
  Security Dynamics Technology*         11,500         549
  Spyglass*                              3,200         146
  Synopsys*                             59,000       1,814
  Transaction Systems Architects*        4,800         128
  Viasoft*                              18,000         234
  Wind River Systems*                    7,200         169
                                                ----------
                                                    24,120
                                                ----------



--------------------------------------------------------------------------------

----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
MISCELLANEOUS CONSUMER SERVICES -- 1.5%
  ABR Information Services*             10,200  $      258
  Accustaff*                            23,400         860
  Career Horizons*                       6,100         169
  Corrections Corporation of
    America*                            36,400       1,752
  Loewen Group                          27,400       1,130
  Robert Half International*            12,200         416
                                                ----------
                                                     4,585
                                                ----------
MOTORCYCLES, BICYCLES & PARTS -- 0.1%
  Cannondale*                            8,800         145
                                                ----------
PETROLEUM & FUEL PRODUCTS -- 0.4%
  Belden & Blake*                        7,100         135
  Pride Petroleum Services*             88,000         879
  Reading & Bates*                       2,400          29
  Snyder Oil                             2,700          33
  Weatherford Enterra*                   2,300          30
                                                ----------
                                                     1,106
                                                ----------
PETROLEUM REFINING -- 0.3%
  Varlen                                31,460         857
                                                ----------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.3%
  Innovex                               45,900       1,004
                                                ----------
PRINTING & PUBLISHING -- 2.3%
  Books-A-Million*                      52,900         932
  Desktop Data*                         10,900         379
  Devon Group*                          50,400       2,180
  Gartner Group, Cl A*                  88,200       2,889
  Scientific Games Holdings*            19,000         710
                                                ----------
                                                     7,090
                                                ----------
PROFESSIONAL SERVICES -- 0.7%
  Medaphis*                             46,900       1,313
  Sylvan Learning Systems*              30,300         962
                                                ----------
                                                     2,275
                                                ----------
REAL ESTATE -- 0.0%
  Innkeepers USA Trust                   5,100          48
                                                ----------
RETAIL -- 11.8%
  Apple South                           47,700       1,085
  Baby Superstore*                      22,800       1,029
  Bed Bath & Beyond*                    23,100         705
  Boise Cascade Office Products*        25,000         694
  Borders Group*                         2,200          38
  Boston Chicken*                       51,400       1,343

----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
  CDW Computer Centers*                 24,100  $    1,283
  Corporate Express*                   106,050       2,585
  Daka International*                    7,800         255
  Dave & Buster's*                       6,300          98
  Discount Auto Parts*                  44,100       1,334
  Dollar Tree Stores*                    8,500         289
  Fastenal                              48,000       1,752
  Friedman's, Cl A*                      2,300          50
  Garden Ridge*                          5,500         161
  General Nutrition*                    43,400       1,975
  Gymboree*                             66,600       2,006
  Hollywood Entertainment*              25,600         549
  Lone Star Steakhouse & Saloon*         2,200          90
  Longhorn Steak*                        6,800         121
  Men's Wearhouse*                      23,700         853
  Micro Warehouse*                      22,900       1,048
  Moovies*                               7,200         141
  O'Charleys*                            9,200         138
  Office Depot*                         23,050         694
  Orchard Supply Hardware*               5,000          73
  Outback Steakhouse*                   53,400       1,642
  Papa John's International*            50,500       2,273
  Petco Animal Supplies*                19,500         507
  Petsmart*                             56,550       1,909
  Proffitts*                             1,900          52
  Ross Stores                           60,400         951
  Sonic*                                39,900         908
  Staples*                              89,912       2,540
  Sunglass Hut International*           54,900       2,742
  Trend-Lines*                          29,400         390
  Viking Office Products*               60,700       2,534
                                                ----------
                                                    36,837
                                                ----------
SEMI-CONDUCTORS/INSTRUMENTS -- 9.1%
  Actel*                                29,900         527
  Aetrium*                              40,400         869
  Alliance Semiconductor*                2,300          91
  Alpha Industries*                     13,500         241
  Altera*                                1,200          75
  Atmel*                                56,600       1,910
  Brooktree*                            35,200         704
  Burr-Brown*                           46,200       1,756
  Chips & Technologies*                 23,700         320
  Credence Systems*                     23,800         863
  Dallas Semiconductor*                    800          16
  DSP Communications*                   38,900       1,284
  Electroglas*                          26,100       1,778
  Epic Design Technology*               23,400       1,135
  General Scanning*                      1,400          16
  GTI*                                   2,900          58
  Integrated Process Equipment*         22,900         912
  Integrated Silicon Solutions*         20,700         771

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

SMALL CAP GROWTH PORTFOLIO

----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
  Integrated Silicon Systems*            1,000  $       30
  Interphase*                           10,400         152
  Lattice Semiconductor*                 2,400          98
  Linear Technology                     45,500       1,888
  Mattson Technology*                   12,900         548
  Oak Technology*                        1,900          80
  Read-Rite*                            22,654         827
  S3*                                   71,700       2,498
  Sanmina*                              36,400       1,738
  SEEQ Technology*                      35,000         158
  Semiconductor Packaging
    Materials*                          14,000         165
  Sierra Semiconductor*                 44,700       2,196
  Silicon Valley Group*                 31,400       1,213
  Tower Semiconductor*                   7,100         231
  Transwitch*                            1,000          13
  Triquint Semiconductor*               11,800         270
  Vicor*                                41,800       1,011
  VLSI Technology*                       1,700          58
  Xilinx*                               39,700       1,911
                                                ----------
                                                    28,411
                                                ----------
SPECIALTY MACHINERY -- 0.1%
  U.S. Filter*                           7,500         180
                                                ----------
STEEL & STEEL WORKS -- 0.3%
  Synalloy                              45,400       1,039
                                                ----------
TECHNOLOGY -- 0.8%
  Ultratech Stepper*                    49,000       2,071
  VSI Enterprises*                      45,000         264
                                                ----------
                                                     2,335
                                                ----------
TELEPHONES & TELECOMMUNICATION -- 3.8%
  Applied Digital Access*                7,300          93
  Ascend Communications*                48,800       3,904
  Aspect Telecommunications*            44,800       1,210
  Cascade Communications                32,100       1,581
  Coherent Communications Systems*      31,000         853
  LCI International*                    26,100       1,024
  Mobile Telecommunication
    Technology*                         32,700       1,010
  P-Com*                                 2,200          98
  Pairgain Technologies*                26,200         904
  Panamsat*                              1,200          18
  Premisys Communications*               7,100         573
  VTEL*                                 17,500         435
                                                ----------
                                                    11,703
                                                ----------
----------------------------------------------------------
                                    Shares/Face   Market
                                      Amount      Value
Description                           (000)       (000)
----------------------------------------------------------
TRANSPORTATION SERVICES -- 0.9%
  Fritz*                                21,200  $    1,562
  Wisconsin Central*                    17,500       1,168
                                                ----------
                                                     2,730
                                                ----------
TRUCKING -- 0.0%
  Trism*                                13,400          97
                                                ----------
WHOLESALE -- 2.9%
  America Online*                       16,800       1,155
  Applix*                                5,100         112
  Aspen Technology*                      8,200         246
  Barrett Resources*                     1,700          38
  Cellstar*                             42,200       1,319
  Communications Systems                41,900         618
  Duracraft*                             1,500          68
  Global Village Communication*         54,800         754
  Information Storage Devices*           1,800          41
  Inso*                                 48,700       1,570
  Ontrak Systems*                        8,000         221
  Physician Sales & Services*           24,600       1,181
  Ride*                                  8,100         170
  Supreme International*                   700          13
  US Office Products*                   20,900         316
  Vital Signs                           58,000       1,204
                                                ----------
                                                     9,026
                                                ----------
Total Common Stocks
  (Cost $207,811,000)                              296,343
                                                ----------
REPURCHASE AGREEMENT -- 4.4%
  Lehman Brothers
      6.45%, dated 09/29/95,
      matures 10/02/95, repurchase
      price $13,564,000
      (collateralized by FHLB
      Note, par value $13,815,000,
      6.275%, 09/12/05, market
      value of collateral:
      $13,837,000)                  $   13,562      13,562
                                                ----------
Total Repurchase Agreement
  (Cost $13,562,000)                                13,562
                                                ----------
Total Investments--99.6%
  (Cost $221,373,000)                              309,905
                                                ----------
OTHER ASSETS AND LIABILITIES -- 0.4%
  Other Assets and Liabilities,
    Net                                              1,119
                                                ----------
NET ASSETS -- 100.0%                            $  311,024
                                                ----------
                                                ----------

--------------------------------------------------------------------------------

-----------------------------------------------------------
                                                   Market
                                                   Value
Description                                        (000)
-----------------------------------------------------------
NET ASSETS CONSISTED OF:
  Portfolio shares of Class A
    (unlimited authorization --
     no par value) based on
    15,608,259 outstanding shares
    of beneficial interest                       $  178,468
  Portfolio shares of Class D
    (unlimited authorization --
     no par value) based on 39,974
    outstanding shares of
    beneficial interest                                 601
  Accumulated Net Investment Loss                      (283)
  Accumulated Net Realized Gain on
    Investments                                      43,706
  Net Unrealized Appreciation on
    Investments                                      88,532
                                                 ----------
Total Net Assets                                 $  311,024
                                                 ----------
                                                 ----------
Net Asset Value, Offering and
    Redemption Price Per
    Share -- Class A                             $    19.88
                                                 ----------
                                                 ----------
Net Asset Value and Redemption
    Price Per Share -- Class D                   $    19.78
                                                 ----------
                                                 ----------
Maximum Offering Price Per
    Share -- Class D ($19.78
    divided by 95%)                              $    20.82
                                                 ----------
                                                 ----------

* Non-income producing security

FHLB       Federal Home Loan Bank
ADR        American Depository Receipt
Cl         Class

MID-CAP PORTFOLIO

--------------------------------------------------------------
                                                     Market
Description                             Shares     Value (000)
--------------------------------------------------------------
COMMON STOCKS -- 92.8%
AEROSPACE & DEFENSE -- 0.1%
  Loral                                      700    $      40
                                                   -----------

AIR TRANSPORTATION -- 0.9%
  Delta Air Lines                          3,800          263
                                                   -----------

AIRCRAFT -- 1.0%
  Northrop Grumman                         4,400          268
                                                   -----------

APPAREL/TEXTILES -- 0.3%
  Fruit of The Loom, Cl A                  3,900           80
                                                   -----------

AUTOMOTIVE -- 1.9%
  Dana                                     4,900          141
  Eaton                                    4,800          254
  Paccar                                   2,900          136
                                                   -----------
                                                          531
                                                   -----------

BANKS -- 8.8%
  Bank of Boston                           3,700          176
  Comerica                                 9,500          346
  National City                            2,100           65
  Republic New York                        8,300          486
  Southern National Bank                   8,300          218
  Southtrust                               1,200           30
  Star Banc                                  400           21
  TCF Financial                            3,700          216
  US Bancorp Oregon                       13,500          381
  Washington Mutual                       19,800          526
                                                   -----------
                                                        2,465
                                                   -----------

BEAUTY PRODUCTS -- 0.2%
  Ecolab                                   1,500           41
                                                   -----------

CHEMICALS -- 4.1%
  Arco Chemical                            6,800          332
  Eastman Chemical                         5,800          370
  FMC*                                       700           53
  Georgia Gulf                             2,400           83
  Union Carbide                            5,300          211
  Wellman                                  3,500           86
                                                   -----------
                                                        1,135
                                                   -----------
COMMUNICATIONS EQUIPMENT -- 2.2%
  DSC Communications*                      2,400          142
  Harris                                   8,700          478
                                                   -----------
                                                          620
                                                   -----------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

MID-CAP PORTFOLIO

-----------------------------------------------------------
                                                   Market
                                                   Value
Description                           Shares       (000)
-----------------------------------------------------------
COMPUTERS & SERVICES -- 3.1%
  EMC*                                  12,700   $      230
  Gateway 2000*                          1,700           52
  Seagate Technology*                    5,900          249
  Tandy                                  5,500          334
                                                 ----------
                                                        865
                                                 ----------
CONCRETE & MINERAL PRODUCTS -- 1.0%
  USG*                                  10,100          283
                                                 ----------

CONSUMER PRODUCTS -- 0.1%
  Callaway Golf                          1,500           23
                                                 ----------

CONTAINERS & PACKAGING -- 1.1%
  Ball                                   2,000           59
  Owens-Illinois*                       20,500          259
                                                 ----------
                                                        318
                                                 ----------
DRUGS -- 0.8%
  Mylan Laboratories                    11,400          228
                                                 ----------

ELECTRICAL SERVICES -- 6.1%
  AES*                                   3,300           63
  Boston Edison                          2,800           77
  Centerior Energy                       8,800           96
  MidAmerican Energy                     8,300          128
  Niagara Mohawk Power                  32,100          421
  Northeast Utilities                    4,800          117
  PP&L Resources                        19,100          447
  Rochester Gas & Electric              12,500          295
  Washington Water Power                 3,500           56
                                                 ----------
                                                      1,700
                                                 ----------
ENERGY & POWER -- 1.8%
  California Energy*                    25,200          517
                                                 ----------

FINANCIAL SERVICES -- 2.7%
  Advanta, Cl A                          6,000          269
  Bear Stearns                           9,100          196
  First USA                              3,300          179
  SLMA                                   1,500           81
  Sunamerica                               600           38
                                                 ----------
                                                        763
                                                 ----------
FOOD, BEVERAGE & TOBACCO -- 3.1%
  IBP                                    6,200          331
  Lancaster Colony                       5,400          184
  Universal Foods                       10,400          362
                                                 ----------
                                                        877
                                                 ----------
-----------------------------------------------------------
                                                   Market
                                                   Value
Description                           Shares       (000)
-----------------------------------------------------------
GAS/NATURAL GAS -- 1.1%
  National Fuel Gas                      1,700   $       49
  Pacific Enterprises                   10,100          254
                                                 ----------
                                                        303
                                                 ----------

HOUSEHOLD PRODUCTS -- 0.3%
  Clorox                                   800           57
  National Service Industries            1,400           41
                                                 ----------
                                                         98
                                                 ----------

INSURANCE -- 6.1%
  Aflac                                  2,100           87
  Alexander & Alexander Services         2,100           51
  AON                                    1,500           61
  Equifax                                5,800          243
  MGIC Investment                        8,100          464
  Saint Paul                             9,000          525
  USF&G                                 13,600          264
                                                 ----------
                                                      1,695
                                                 ----------

LEASING & RENTING -- 1.0%
  Comdisco                               9,000          268
                                                 ----------

MACHINERY -- 5.7%
  Brunswick                             24,100          489
  Cummins Engine                        10,100          389
  Novellus Systems*                      1,600          112
  Parker-Hannifin                        4,300          163
  Timken                                 3,100          132
  Trinova                                3,300          111
  Varity*                                4,500          200
                                                 ----------
                                                      1,596
                                                 ----------

MEASURING DEVICES -- 2.1%
  Johnson Controls                       6,500          411
  Millipore                              5,100          191
                                                 ----------
                                                        602
                                                 ----------
MEDICAL PRODUCTS & SERVICES -- 1.5%
  Beverly Enterprises*                   5,300           73
  Manor Care                             2,700           92
  Medtronic                              4,800          258
                                                 ----------
                                                        423
                                                 ----------
MISCELLANEOUS BUSINESS SERVICES -- 3.3%
  Adobe Systems                          1,300           67
  Autodesk                               7,400          324
  CUC International*                     2,900          101
  Manpower                               1,800           52

--------------------------------------------------------------------------------

-----------------------------------------------------------
                                                   Market
                                                   Value
Description                           Shares       (000)
-----------------------------------------------------------
  Oracle*                                6,000   $      230
  Sterling Software*                     3,400          155
                                                 ----------
                                                        929
                                                 ----------
PAPER & PAPER PRODUCTS -- 2.9%
  Boise Cascade                          6,400          258
  Champion International                 3,600          194
  Federal Paper Board                      600           23
  Willamette Industries                  5,100          341
                                                 ----------
                                                        816
                                                 ----------
PETROLEUM & FUEL PRODUCTS -- 1.6%
  Equitable Resources                    6,800          200
  Louisiana Land & Exploration             500           18
  Nabors Industries*                     9,100           86
  Union Texas Petroleum Holdings         7,900          144
                                                 ----------
                                                        448
                                                 ----------
PETROLEUM REFINING -- 1.7%
  Lyondell Petrochemical                 5,200          135
  Valero Energy                         14,700          352
                                                 ----------
                                                        487
                                                 ----------

PRINTING & PUBLISHING -- 1.8%
  American Greetings                     3,600          110
  Lafarge                               11,200          205
  Marvel Entertainment Group*            1,600           25
  Media General, Cl A                    4,300          154
                                                 ----------
                                                        494
                                                 ----------
REPAIR SERVICES -- 1.7%
  Ryder Systems                         18,600          472
                                                 ----------
RETAIL -- 6.4%
  Best Buy*                              5,900          155
  Circuit City Stores                    7,600          240
  Dollar General Stores                  4,500          132
  Federated Department Stores*          10,000          284
  Marriott International                 1,200           45
  Safeway*                               6,300          263
  Staples*                              15,300          432
  Wendy's International                 10,800          228
                                                 ----------
                                                      1,779
                                                 ----------
RUBBER & PLASTIC -- 0.9%
  Premark International                  4,700          239
                                                 ----------
-----------------------------------------------------------
                                    Shares/Face    Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS -- 2.9%
  Advanced Micro Devices*               11,100   $      324
  Analog Devices*                        6,700          232
  Cypress Semiconductor*                 3,300          127
  Integrated Device Technology*          5,600          140
                                                 ----------
                                                        823
                                                 ----------

STEEL & STEEL WORKS -- 2.6%
  Allegheny Ludlum                      11,600          236
  Asarco                                 9,400          297
  Phelps Dodge                           2,800          175
  Reynolds Metals                          400           23
                                                 ----------
                                                        731
                                                 ----------
TELEPHONES & TELECOMMUNICATION -- 3.3%
  Lin Television*                        7,600          236
  Telephone & Data Systems               3,900          164
  Worldcom*                             16,300          523
                                                 ----------
                                                        923
                                                 ----------

TRANSPORTATION SERVICES -- 1.4%
  Gatx                                   7,400          383
                                                 ----------

WHOLESALE -- 5.2%
  Arrow Electronics*                     6,400          348
  Avnet                                  3,900          201
  Cardinal Health                        2,600          144
  Cordis*                                3,400          288
  Fleming                               12,600          302
  Supervalu                              3,900          115
  Terra Industries                       4,000           57
                                                 ----------
                                                      1,455
                                                 ----------
Total Common Stocks
  (Cost $23,628,000)                                 25,981
                                                 ----------

REPURCHASE AGREEMENT -- 5.7%
  J P Morgan
    6.40%, dated 09/29/95, matures
    10/02/95, repurchase price
    $1,616,000 (collateralized by
    FHLMC obligation, par value
    $3,640,000, 6.429%, 10/01/20,
    market value of collateral:
    $1,647,000)                      $   1,615        1,615
                                                 ----------
Total Repurchase Agreement
  (Cost $1,615,000)                                   1,615
                                                 ----------
Total Investments -- 98.5%
  (Cost $25,243,000)                                 27,596
                                                 ----------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

MID-CAP PORTFOLIO

-----------------------------------------------------------
                                                   Market
                                                   Value
Description                                        (000)
-----------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.5%
  Other Assets and Liabilities, Net              $      410
                                                 ----------
NET ASSETS -- 100.0%                             $   28,006
                                                 ----------
                                                 ----------

NET ASSETS CONSISTED OF:
  Portfolio shares of Class A
    (unlimited authorization -- no
    par value) based on 2,140,286
    outstanding shares of
    beneficial interest                          $   26,501
  Portfolio shares of Class D
    (unlimited authorization -- no
    par value) based on 8,336
    shares of beneficial interest                        91
  Undistributed Net Investment
    Income                                               18
  Accumulated Net Realized Loss on
    Investments                                       ( 957)
  Net Unrealized Appreciation on
    Investments                                       2,353
                                                 ----------
Total Net Assets                                 $   28,006
                                                 ----------
                                                 ----------
Net Asset Value, Offering and
  Redemption Price Per Share --
  Class A                                        $    13.04
                                                 ----------
                                                 ----------
Net Asset Value and Redemption
  Price Per Share -- Class D                     $    12.96
                                                 ----------
                                                 ----------
Maximum Offering Price Per Share
  -- Class D ($12.96 divided
  by 95%)                                        $    13.64
                                                 ----------
                                                 ----------

* Non-income producing security

Cl         Class
SLMA       Student Loan Marketing Association
FHLMC      Federal Home Loan Mortgage Corporation

CAPITAL APPRECIATION
PORTFOLIO

----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
COMMON STOCKS -- 93.5%
AIRCRAFT -- 2.7%
  Allied Signal                         98,400  $    4,342
  Textron                               18,000       1,229
  United Technologies                   33,000       2,916
                                                ----------
                                                     8,487
                                                ----------
AUTOMOTIVE -- 1.3%
  General Motors                        30,000       1,406
  General Motors, Cl E                  60,700       2,762
                                                ----------
                                                     4,168
                                                ----------
BANKS -- 4.6%
  Bank of Boston                        18,300         872
  BankAmerica                           24,100       1,443
  Chemical Banking                      73,400       4,468
  Cullen Frost Bankers                   7,100         330
  Integra Financial                     25,900       1,505
  Mellon Bank                          102,000       4,552
  Midlantic                             23,500       1,275
                                                ----------
                                                    14,445
                                                ----------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 5.5%
  Capital Cities/ABC                    35,100       4,129
  Liberty Media Group, Cl A*             5,850         156
  Sphere Drake Holdings                232,700       3,491
  Tele-Communications, Cl A*           303,400       5,309
  Viacom, Cl B*                         80,500       4,005
                                                ----------
                                                    17,090
                                                ----------
BUILDING & CONSTRUCTION -- 1.0%
  Foster Wheeler                        53,000       1,875
  Halliburton                           27,900       1,165
                                                ----------
                                                     3,040
                                                ----------
CHEMICALS -- 2.4%
  Air Products & Chemicals              24,800       1,293
  Dow Chemical                           4,900         365
  E I du Pont de Nemours                84,900       5,837
                                                ----------
                                                     7,495
                                                ----------
COMMUNICATIONS EQUIPMENT -- 5.0%
  ITT                                   30,700       3,807
  Motorola                              83,700       6,392
  Scientific Atlanta                   311,200       5,252
                                                ----------
                                                    15,451
                                                ----------

----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
COMPUTERS & SERVICES -- 1.5%
  Autotote, Cl A*                       47,100  $      206
  Digital Equipment*                     1,900          87
  International Business Machines       46,300       4,369
                                                ----------
                                                     4,662
                                                ----------
DRUGS -- 7.6%
  Abbott Laboratories                   87,600       3,734
  American Home Products                10,300         874
  Amgen*                                10,100         504
  Bristol Myers Squibb                  30,100       2,194
  Bush Boake Allen*                      1,900          54
  Johnson & Johnson                     51,700       3,832
  Merck                                 76,400       4,277
  Pfizer                                57,500       3,069
  Pharmacia Aktiebolag ADR*             15,100         452
  Smithkline Beecham ADR                95,500       4,832
                                                ----------
                                                    23,822
                                                ----------
ELECTRICAL SERVICES -- 0.1%
  Shandong Huaneng Power ADR*           16,100         143
                                                ----------
ELECTRICAL TECHNOLOGY -- 0.6%
  Duracell International                42,400       1,903
                                                ----------
ENTERTAINMENT -- 1.0%
  Hasbro                                23,700         738
  Walt Disney                           39,500       2,266
                                                ----------
                                                     3,004
                                                ----------
ENVIRONMENTAL SERVICES -- 3.1%
  Browning Ferris Industries            87,000       2,643
  Molten Metal Technology*             118,000       3,820
  WMX Technologies                     114,900       3,275
                                                ----------
                                                     9,738
                                                ----------
FINANCIAL SERVICES -- 3.3%
  Dean Witter Discover                  30,500       1,716
  FHLMC                                 51,700       3,574
  Travelers                             93,766       4,981
                                                ----------
                                                    10,271
                                                ----------
FOOD, BEVERAGE & TOBACCO -- 6.5%
  Coca-Cola                             49,500       3,416
  Cott                                  97,500         926
  CPC International                      7,200         475
  Kellogg                               19,500       1,411
  Pepsico                               33,600       1,714
  Philip Morris                         78,300       6,539
  RJR Nabisco Holdings                  46,680       1,511


----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
  Sara Lee                             103,600  $    3,082
  UST                                   37,500       1,073
                                                ----------
                                                    20,147
                                                ----------
GAS/NATURAL GAS -- 0.1%
  Sonat                                  9,500         304
                                                ----------
HOUSEHOLD PRODUCTS -- 2.3%
  Gillette                              32,300       1,538
  Procter & Gamble                      57,500       4,428
  Sunbeam                               91,500       1,361
                                                ----------
                                                     7,327
                                                ----------
INSURANCE -- 5.3%
  American General                      48,300       1,805
  American International Group          47,000       3,995
  Chubb                                 25,700       2,467
  General Re                            17,500       2,643
  Penncorp Financial Group              16,800         401
  United Healthcare                     20,000         978
  Washington National                  164,300       4,086
                                                ----------
                                                    16,375
                                                ----------
LUMBER & WOOD PRODUCTS -- 0.7%
  Georgia-Pacific                       24,000       2,100
                                                ----------
MACHINERY -- 6.7%
  American Standard*                    30,000         885
  Emerson Electric                      55,600       3,975
  Fisher Scientific International       26,400         855
  General Electric                     109,800       7,000
  General Signal                       118,800       3,475
  Tyco International                    73,300       4,618
                                                ----------
                                                    20,808
                                                ----------
MARINE TRANSPORTATION -- 1.4%
  Carnival, Cl A                       183,700       4,409
                                                ----------
MEASURING DEVICES -- 0.7%
  Purus*                                35,000          18
  Wheelabrator Technologies            146,600       2,180
                                                ----------
                                                     2,198
                                                ----------
MEDICAL PRODUCTS & SERVICES -- 2.7%
  Columbia HCA Healthcare              136,320       6,628
  Tenet Healthcare*                     99,200       1,724
                                                ----------
                                                     8,352
                                                ----------
MISCELLANEOUS BUSINESS SERVICES -- 2.8%
  Automatic Data Processing             26,900       1,833

--------------------------------------------------------------------------------




STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

CAPITAL APPRECIATION PORTFOLIO

----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
  Microsoft*                            35,800   $    3,239
  Novell*                               49,800          909
  Oracle*                               69,800        2,679
                                                 ----------
                                                      8,660
                                                 ----------
PAPER & PAPER PRODUCTS -- 0.6%
  International Paper                   12,200          512
  Willamette Industries                 19,900        1,329
                                                 ----------
                                                      1,841
                                                 ----------
PETROLEUM & FUEL PRODUCTS -- 0.7%
  Schlumberger                          20,000        1,305
  Union Texas Petroleum Holdings        54,500          995
                                                 ----------
                                                      2,300
                                                 ----------
PETROLEUM REFINING -- 5.1%
  Amoco                                 68,400        4,386
  Atlantic Richfield                    16,800        1,804
  Chevron                               34,300        1,668
  Mobil                                 32,200        3,208
  Texaco                                45,000        2,908
  Unocal                                62,900        1,793
                                                 ----------
                                                     15,767
                                                 ----------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 2.6%
  Eastman Kodak                         73,400        4,349
  Xerox                                 28,500        3,830
                                                 ----------
                                                      8,179
                                                 ----------
PRINTING & PUBLISHING -- 0.8%
  American Greetings                    85,500        2,608
                                                 ----------
RAILROADS -- 0.7%
  Burlington Northern*                   5,100          370
  Union Pacific                         29,300        1,941
                                                 ----------
                                                      2,311
                                                 ----------
RETAIL -- 8.6%
  Albertson's                           38,000        1,297
  American Stores                       45,700        1,297
  Federated Department Stores*         195,300        5,542
  Home Depot                           175,200        6,983
  Limited                               24,200          460
  McDonald's                           121,900        4,663
  Office Depot*                         66,600        2,006
  Wal-Mart Stores                      154,100        3,833
  Wendy's International                 35,000          739
                                                 ----------
                                                     26,820
                                                 ----------

-----------------------------------------------------------
                                    Shares/Face    Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------

RUBBER & PLASTIC -- 0.1%
  Goodyear Tire & Rubber                 5,400   $      213
                                                 ----------
SEMI-CONDUCTORS/INSTRUMENTS -- 2.9%
  AMP                                  125,200        4,820
  Intel                                 69,000        4,149
                                                 ----------
                                                      8,969
                                                 ----------
TELEPHONES & TELECOMMUNICATION -- 1.8%
  AT&T                                  85,278        5,607
  Worldcom*                              5,000          161
                                                 ----------
                                                      5,768
                                                 ----------
WHOLESALE -- 0.7%
  Sysco                                 79,800        2,175
                                                 ----------
Total Common Stocks
  (Cost $259,536,000)                               291,350
                                                 ----------
CONVERTIBLE PREFERRED STOCKS -- 2.1%
INSURANCE -- 0.4%
  Merrill Lynch
    Convertible to .8333 shares
    common stock                        20,000        1,095
                                                 ----------
PAPER & PAPER PRODUCTS -- 0.9%
  International Paper
    Convertible to .4630 shares
    common stock                        60,000        2,835
                                                 ----------
PETROLEUM REFINING -- 0.5%
  Unocal
    Convertible to 1.626 shares
    common stock (A)                    30,000        1,586
                                                 ----------
PRINTING & PUBLISHING -- 0.3%
  Time Warner
    Convertible to 1 share of
    Hasbro Inc                          30,000          975
                                                 ----------
Total Convertible Preferred Stocks
  (Cost $6,388,000)                                   6,491
                                                 ----------
CONVERTIBLE BONDS -- 0.3%
  National Semiconductor
    Convertible to 23.375 shares
    common stock
    6.500%, 10/01/02 (A)             $   1,000        1,000
                                                 ----------
Total Convertible Bonds
  (Cost $1,000,000)                                   1,000
                                                 ----------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

-----------------------------------------------------------
                                    Shares/Face    Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
REPURCHASE AGREEMENT -- 4.3%
  Lehman Brothers
    6.45%, dated 09/29/95, matures
    10/02/95, repurchase price
    $13,389,000 (collateralized by
    FHLMC obligations, par value
    $13,630,000, 6.82%, 09/12/05,
    market value of collateral:
    $13,653,000)                     $  13,382   $   13,382
                                                 ----------
Total Repurchase Agreement (Cost
  $13,382,000)                                       13,382
                                                 ----------
Total Investments -- 100.2%
  (Cost $280,306,000)                               312,223
                                                 ----------
OTHER ASSETS AND LIABILITIES -- (0.2%)
  Other Assets and Liabilities, Net                    (530)
                                                 ----------
NET ASSETS -- 100.0%                             $  311,693
                                                 ----------
                                                 ----------
NET ASSETS CONSISTED OF:
  Portfolio shares of Class A
    (unlimited authorization --
     no par value) based on
    18,614,401 outstanding shares
    of beneficial interest                       $  253,193
  Portfolio shares of Class D
    (unlimited authorization --
     no par value) based on 52,529
    outstanding shares of
    beneficial interest                                 858
  Undistributed Net Investment
    Income                                              294
  Accumulated Net Realized Gain on
    Investments                                      25,431
  Net Unrealized Appreciation on
    Investments                                      31,917
                                                 ----------
Total Net Assets                                 $  311,693
                                                 ----------
                                                 ----------
Net Asset Value, Offering and
  Redemption price Per
  Share -- Class A                               $    16.70
                                                 ----------
                                                 ----------
Net Asset Value and Redemption
  Price Per Share -- Class D                     $    16.69
                                                 ----------
                                                 ----------
Maximum Offering Price Per
  Share -- Class D (16.69 divided
  by 95%)                                        $    17.57
                                                 ----------
                                                 ----------

*Non-Income Producing Security
(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold only in transaction exempt from registration, normally to qualified institutional buyers.

FHLMC      Federal Home Loan Mortgage Corporation
ADR        American Depository Receipt
Cl         Class

EQUITY INCOME PORTFOLIO

----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
COMMON STOCKS -- 98.4%
BANKS -- 11.5%
  Banc One                             101,700  $    3,712
  BankAmerica                           56,700       3,395
  Fleet Financial Group                 90,600       3,420
  Great Western Financial               83,400       1,981
  H F Ahmanson                          47,800       1,213
  J P Morgan                            93,700       7,249
  National City                         82,200       2,538
  US Bancorp Oregon                     94,500       2,670
  Wachovia                              65,200       2,812
                                                ----------
                                                    28,990
                                                ----------
CHEMICALS -- 8.1%
  B F Goodrich                         116,600       7,681
  Dow Chemical                          30,500       2,272
  E I du Pont de Nemours                23,600       1,623
  Eli Lilly                             23,700       2,130
  Monsanto                              28,250       2,846
  Witco                                116,100       4,078
                                                ----------
                                                    20,630
                                                ----------
CONCRETE & MINERAL PRODUCTS -- 1.7%
  Minnesota Mining & Manufacturing      75,900       4,288
                                                ----------
DRUGS -- 7.9%
  American Home Products                71,160       6,040
  Baxter International                  38,800       1,596
  Bristol Myers Squibb                 103,300       7,527
  Merck                                 63,800       3,573
  Schering Plough                       23,400       1,205
                                                ----------
                                                    19,941
                                                ----------
ELECTRICAL SERVICES -- 10.2%
  Baltimore Gas & Electric             122,850       3,179
  Dominion Resources of Virginia        65,470       2,463
  Florida Progress                      72,300       2,341
  PacifiCorp                           150,400       2,858
  Public Service Enterprise Group      136,100       4,049
  Teco Energy                          118,100       2,761
  Texas Utilities                      134,900       4,703
  Wisconsin Energy                     125,400       3,543
                                                ----------
                                                    25,897
                                                ----------
FINANCIAL SERVICES -- 1.9%
  Beneficial                            38,600       2,017
  FNMA                                  26,300       2,722
                                                ----------
                                                     4,739
                                                ----------
FOOD, BEVERAGE & TOBACCO -- 9.2%
  American Brands                      120,600       5,095
  Anheuser Busch                        37,700       2,352
  General Mills                         39,700       2,213
  H J Heinz                             53,200       2,434

--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

EQUITY INCOME PORTFOLIO

----------------------------------------------------------
                                                  Market
                                                  Value
Description                           Shares      (000)
----------------------------------------------------------
  Philip Morris                         93,000   $    7,766
  UST                                  117,100        3,352
                                                 ----------
                                                     23,212
                                                 ----------
GAS/NATURAL GAS -- 2.3%
  Consolidated Natural Gas             114,900        4,639
  Nicor                                 43,700        1,191
                                                 ----------
                                                      5,830
                                                 ----------
HOUSEHOLD PRODUCTS -- 2.0%
  Clorox                                36,300        2,591
  National Service Industries           86,700        2,536
                                                 ----------
                                                      5,127
                                                 ----------
INSURANCE -- 8.9%
  American General                     154,400        5,771
  Jefferson Pilot                       30,000        1,928
  Lincoln National                      74,334        3,503
  Marsh & McLennan                      43,100        3,787
  Safeco                                38,800        2,546
  Saint Paul                            87,100        5,084
                                                 ----------
                                                     22,619
                                                 ----------
MACHINERY -- 1.3%
  Dresser Industries                    51,300        1,225
  General Electric                      31,600        2,014
                                                 ----------
                                                      3,239
                                                 ----------
PAPER & PAPER PRODUCTS -- 2.0%
  Kimberly Clark                        21,400        1,436
  Weyerhaeuser                          77,000        3,514
                                                 ----------
                                                      4,950
                                                 ----------
PETROLEUM REFINING -- 9.4%
  Amoco                                104,200        6,682
  Atlantic Richfield                    38,100        4,091
  Chevron                               93,100        4,527
  Exxon                                 52,700        3,808
  Texaco                                72,700        4,698
                                                 ----------
                                                     23,806
                                                 ----------
PRINTING & PUBLISHING -- 0.7%
  McGraw Hill                           21,000        1,717
                                                 ----------
PROFESSIONAL SERVICES -- 2.5%
  Dun & Bradstreet                     108,300        6,268
                                                 ----------
RAILROADS -- 0.5%
  Union Pacific                         20,300        1,345
                                                 ----------
RETAIL -- 4.7%
  J C Penney                           142,100        7,053
  Kmart                                104,300        1,512


-----------------------------------------------------------
                                    Shares/Face    Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
  May Department Stores                 58,500   $    2,559
  Melville                              20,700          714
                                                 ----------
                                                     11,838
                                                 ----------
SEMI-CONDUCTORS/INSTRUMENTS -- 0.9%
  Thomas & Betts                        35,300        2,281
                                                 ----------
SPECIALTY MACHINERY -- 0.4%
  Cooper Industries                     29,700        1,047
                                                 ----------
TELEPHONES & TELECOMMUNICATION -- 12.3%
  Ameritech                             49,300        2,570
  Bell Atlantic                         92,700        5,689
  BellSouth                             55,100        4,029
  GTE                                  209,100        8,207
  NYNEX                                100,000        4,775
  US West                              125,566        5,917
                                                 ----------
                                                     31,187
                                                 ----------
Total Common Stocks
  (Cost $210,067,000)                               248,951
                                                 ----------
REPURCHASE AGREEMENT -- 1.8%
  J P Morgan
    6.40%, dated 09/29/95, matures
    10/02/95, repurchase price
    $4,498,000 (collateralized by
    FHLB note, par value
    $1,000,000, 4.51%, 03/01/96,
    and FHLMC ARM, par value
    $7,927,000, 6.429%, 10/01/20,
    market value of collateral:
    $4,585,000)                      $   4,495        4,495
                                                 ----------
Total Repurchase Agreement
  (Cost $4,495,000)                                   4,495
                                                 ----------
Total Investments -- 100.2%
  (Cost $214,562,000)                               253,446
                                                 ----------

OTHER ASSETS AND LIABILITIES -- (0.2%)
  Other Assets and Liabilities, Net                    (534)
                                                 ----------
NET ASSETS -- 100.0%                             $  252,912
                                                 ----------
                                                 ----------
NET ASSETS CONSISTED OF:
  Portfolio shares of Class A
    (unlimited authorization --
     no par value) based on
    15,594,632 outstanding shares
    of beneficial interest                       $  191,310
  Portfolio shares of Class D
    (unlimited authorization --
     no par value) based on
    143,543 outstanding shares of
    beneficial interest                               2,094

-----------------------------------------------------------
                                                   Market
                                                   Value
Description                            Shares       (000)
-----------------------------------------------------------
  Undistributed Net Investment
    Income                                       $      611
  Accumulated Net Realized Gain on
    Investments                                      20,013
  Net Unrealized Appreciation on
    Investments                                      38,884
                                                 ----------
Total Net Assets                                 $  252,912
                                                 ----------
                                                 ----------
Net Asset Value, Offering and
  Redemption Price Per
  Share -- Class A                               $    16.07
                                                 ----------
                                                 ----------
Net Asset Value and Redemption
  Price Per Share -- Class D                     $    16.05
                                                 ----------
                                                 ----------
Maximun Offering Price Per
  Share -- Class D ($16.05 divided
  by 95%)                                        $    16.89
                                                 ----------
                                                 ----------

ARM        Adjustable Rate Mortgage
FNMA       Federal National Mortgage Association
FHLMC      Federal Home Loan Mortgage Corporation
FHLB       Federal Home Loan Bank

BALANCED PORTFOLIO

COMMON STOCKS -- 58.8%
AUTOMOTIVE -- 0.5%
  General Motors                         7,000          328
  Goodyear Tire & Rubber                   700           28
                                                 ----------
                                                        356
                                                 ----------

BANKS -- 3.1%
  Bank of Boston                         4,500          214
  BankAmerica                            3,500          210
  Chemical Banking                       4,800          292
  Cullen Frost Bankers                   2,500          116
  Integra Financial                      4,000          233
  Mellon Bank                           14,500          647
  Midlantic                              6,100          331
  Shawmut National                       4,200          141
                                                 ----------
                                                      2,184
                                                 ----------
 BUILDING -- 0.6%
  American Standard*                     5,700          168
  Foster Wheeler                         7,000          248
                                                 ----------
                                                        416
                                                 ----------

CHEMICALS -- 1.8%
  Air Products & Chemicals               3,600          188
  Dow Chemical                           2,700          201
  E I du Pont de Nemours                12,300          845
                                                 ----------
                                                      1,234
                                                 ----------


-----------------------------------------------------------
                                                   Market
                                                   Value
Description                           Shares       (000)
-----------------------------------------------------------

CONCRETE & MINERAL PRODUCTS -- 0.3%
  Minnesota Mining & Manufacturing       3,400   $      192
                                                 ----------

DRUGS -- 4.9%
  Abbott Laboratories                    7,500          320
  American Home Products                 2,000          170
  Amgen*                                 1,400           70
  Bristol Myers Squibb                   4,400          321
  Johnson & Johnson                      6,400          474
  Merck                                 12,100          678
  Pfizer                                 6,800          363
  Pharmacia ADR*                         2,100           63
  Schering Plough                        5,600          288
  Smithkline Beecham                    13,700          693
                                                 ----------
                                                      3,440
                                                 ----------

ELECTRICAL -- 2.9%
  Emerson Electric                       8,000          572
  General Electric                      15,800        1,007
  General Signal                        15,200          445
                                                 ----------
                                                      2,024
                                                 ----------

ENERGY -- 3.6%
  Amoco                                  7,000          449
  Atlantic Richfield                     2,900          311
  Chevron                                4,600          224
  Halliburton                            4,000          167
  Mobil                                  4,500          448
  Phillips Petroleum                     2,800           91
  Schlumberger                           2,800          183
  Sonat                                  1,400           45
  Texaco                                 6,400          414
  Unocal                                 8,400          239
                                                 ----------
                                                      2,571
                                                 ----------

FINANCIAL SERVICES -- 2.2%
  Dean Witter Discover                   6,700          377
  FHLMC                                  6,700          463
  Travelers                             13,700          728
                                                 ----------
                                                      1,568
                                                 ----------

FOOD, BEVERAGE, TOBACCO &
  HOUSEHOLD -- 7.3%
  Bush Boake Allen*                      8,700          246
  Coca-Cola                              7,200          497
  Cott                                  11,200          106
  CPC International                      1,000           66
  Duracell International                 6,100          274
  Gillette                               4,700          224
  Kellogg                                5,200          376

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

BALANCED PORTFOLIO

-----------------------------------------------------------
                                                   Market
                                                   Value
Description                           Shares       (000)
-----------------------------------------------------------
  Pepsico                                4,700   $      240
  Philip Morris                         11,000          918
  Procter & Gamble                       8,300          639
  RJR Nabisco Holdings                   6,760          219
  Sara Lee                              14,900          443
  Sunbeam                               14,400          214
  Sysco                                 11,000          300
  UST                                   13,100          375
                                                 ----------
                                                      5,137
                                                 ----------

INSURANCE -- 2.6%
  American General                       7,800          292
  American International Group           6,650          565
  Chubb                                  5,900          566
  General Re                             2,500          378
                                                 ----------
                                                      1,801
                                                 ----------

LEISURE -- 2.1%
  Carnival, Cl A                        26,500          636
  Marriott International                 5,600          209
  Mattel                                10,000          294
  Walt Disney                            5,700          327
                                                 ----------
                                                      1,466
                                                 ----------
LUMBER & WOOD PRODUCTS -- 0.4%
  Georgia-Pacific                        3,500          306
                                                 ----------
MEDIA -- 3.2%
  American Greetings                     8,900          271
  Capital Cities/ABC                     4,800          565
  Liberty Media Group, Cl A*               875           23
  Tele-Communications, Cl A*            47,100          825
  Viacom, Cl B*                         11,465          570
                                                 ----------
                                                      2,254
                                                 ----------
MEDICAL PRODUCTS & SERVICES -- 2.2%
  Columbia HCA Healthcare               17,220          837
  Health Care & Retirement*              8,400          270
  Healthsouth Rehabilitation*            7,000          179
  Tenet Healthcare*                     14,400          250
                                                 ----------
                                                      1,536
                                                 ----------

MISCELLANEOUS -- 4.9%
  Allied Signal                         14,100          622
  Boeing                                 1,700          116
  Eastman Kodak                         11,300          670
  ITT                                    4,600          570
  Textron                                2,800          191
  Tyco International                    11,200          706
  United Technologies                    6,500          574
                                                 ----------
                                                      3,449
                                                 ----------


-----------------------------------------------------------
                                                   Market
                                                   Value
Description                           Shares       (000)
-----------------------------------------------------------
PAPER & PAPER PRODUCTS -- 0.4%
  International Paper                    2,200   $       92
  Willamette Industries                  2,800          187
                                                 ----------
                                                        279
                                                 ----------

RAILROADS -- 0.5%
  Burlington Northern Santa Fe             700           51
  Union Pacific                          4,200          278
                                                 ----------
                                                        329
                                                 ----------

RETAIL -- 4.5%
  Albertson's                            5,500          188
  American Stores                        6,700          190
  Federated Department Stores*          26,100          741
  Home Depot                            25,133        1,001
  Limited                                1,900           36
  Office Depot*                         12,000          362
  Wal-Mart                              22,400          557
  Wendy's International                  5,000          106
                                                 ----------
                                                      3,181
                                                 ----------

SERVICE -- 2.1%
  Browning Ferris                       12,500          380
  Molten Metal Technology*              14,500          469
  WMX Technologies                      21,100          601
                                                 ----------
                                                      1,450
                                                 ----------

TECHNOLOGY -- 7.5%
  AMP                                   14,700          566
  Automatic Data Processing              1,200           82
  Digital Equipment*                       300           14
  General Motors, Cl E                   8,500          387
  IBM                                    7,000          661
  Intel                                  8,400          505
  Microsoft*                             6,400          579
  Motorola                              11,884          909
  Novell*                                7,400          135
  Oracle*                                8,500          326
  Scientific Atlanta                    34,100          575
  Xerox                                  4,200          564
                                                 ----------
                                                      5,303
                                                 ----------
TELEPHONES & TELECOMMUNICATION -- 1.3%
  AT&T                                  12,400          816
  Worldcom*                              3,500          112
                                                 ----------
                                                        928
                                                 ----------
Total Common Stocks
  (Cost $37,193,000)                                 41,404
                                                 ----------

--------------------------------------------------------------------------------

-----------------------------------------------------------
                                    Shares/Face    Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
PREFERRED STOCKS -- 0.1%
ENTERTAINMENT -- 0.1%
  Time Warner
    Convertible to 1 share of
      Hasbro, Inc.                       3,000   $       98
                                                 ----------
Total Preferred Stocks
  (Cost $93,000)                                         98
                                                 ----------
U. S. TREASURY OBLIGATIONS -- 17.6%
  U.S. Treasury Notes
    7.250%, 11/15/96                 $   1,500        1,523
    8.500%, 07/15/97                       250          261
    8.750%, 10/15/97                       590          622
    9.000%, 05/15/98                     2,210        2,374
    8.250%, 07/15/98                     1,200        1,271
    7.000%, 04/15/99                     1,250        1,290
    6.750%, 05/31/99                     1,555        1,594
    6.875%, 03/31/00                       690          712
    7.750%, 02/15/01                     1,545        1,664
    7.875%, 08/15/01                     1,020        1,109
                                                 ----------
Total U. S. Treasury Obligations
  (Cost $12,286,000)                                 12,420
                                                 ----------
GOVERNMENT MORTGAGE-BACKED
  OBLIGATIONS -- 9.7%
  FHLMC
    6.000%, 12/01/98                       527          523
    8.000%, 06/01/02                       671          687
    8.000%, 12/01/02                       931          950
  FNMA
    5.500%, 12/25/05                       500          490
  FNMA REMIC
    7.500%, 10/25/05                     2,000        2,027
  GNMA
    9.000%, 11/15/17                     2,041        2,158
                                                 ----------
Total Government Mortgage-
  Backed Obligations
  (Cost $6,775,000)                                   6,835
                                                 ----------

CORPORATE OBLIGATIONS -- 8.1%
  AMR
    9.500%, 07/15/98                       275          289
  Beneficial MTN
    8.375%, 12/29/99                       870          925
  General Motors Acceptance
    7.125%, 05/15/03                     1,200        1,211
  International Lease MTN
    7.300%, 09/21/98                       675          691
  KeyCorp
    8.100%, 12/20/96                       700          717
  Salomon Brothers MTN
    5.650%, 02/10/98                       530          513


-----------------------------------------------------------
                                       Face        Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------

  Sears Roebuck
    9.250%, 08/01/97                 $     400   $      421
  Smith Barney
    6.875%, 06/15/05                       920          909
                                                 ----------
Total Corporate Obligations
  (Cost $5,635,000)                                   5,676
                                                 ----------
CONVERTIBLE BONDS -- 0.6%
  National Semiconductor
    Convertible to 23.375 shares
    of common stock
    6.500%, 10/01/02 (A)                   400          400
                                                 ----------
Total Convertible Bonds
  (Cost $400,000)                                       400
                                                 ----------
ASSET BACKED SECURITIES -- 0.4%
  Merrill Lynch
    5.125%, 07/15/98                        29           29
  Navistar Financial
    5.930%, 10/15/99                       282          281
                                                 ----------
Total Asset Backed Securities
  (Cost $311,000)                                       310
                                                 ----------
REPURCHASE AGREEMENT -- 4.4%
  Lehman Brothers
    6.45%, dated 09/29/95, matures
    10/02/95, repurchase price
    $3,130,000 (collateralized by
    FHLB Note, 6.275%, 09/12/05,
    market value of collateral:
    $3,195,000)                          3,128        3,128
                                                 ----------
Total Repurchase Agreement
  (Cost $3,128,000)                                   3,128
                                                 ----------
Total Investments -- 99.7%
  (Cost $65,821,000)                                 70,271
                                                 ----------
OTHER ASSETS AND LIABILITIES -- 0.3%
  Other Assets and Liabilities, Net                     193
                                                 ----------
NET ASSETS -- 100.0%                             $   70,464
                                                 ----------
                                                 ----------
NET ASSETS CONSISTED OF:
  Portfolio shares of Class A
    (unlimited authorization --
     no par value) based on
    5,523,981 outstanding shares
    of beneficial interest                       $   64,565
  Undistributed Net Investment
    Income                                              176
  Accumulated Net Realized Gain on
    Investments                                       1,273
  Net Unrealized Appreciation on
    Investments                                       4,450
                                                 ----------
Total Net Assets                                 $   70,464
                                                 ----------
                                                 ----------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

BALANCED PORTFOLIO

-----------------------------------------------------------
                                                   Market
                                                   Value
Description                            Shares      (000)
-----------------------------------------------------------
Net Asset Value, Offering and
  Redemption Price Per
  Share -- Class A                               $    12.76
                                                 ----------
                                                 ----------

* Non-income producing security
(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold only in transactions exempt from registration, normally to qualified institutional buyers.

ADR        American Depository Receipt
Cl         Class
FHLMC      Federal Home Loan Mortgage Corporation
FHLB       Federal Home Loan Bank
FNMA       Federal National Mortgage Association
GNMA       Government National Mortgage Association
MTN        Medium Term Note
REMIC      Real Estate Mortgage Investment Conduit

CAPITAL GROWTH PORTFOLIO

COMMON STOCKS -- 85.2%
AEROSPACE & DEFENSE -- 1.7%
  Gencorp                               22,800          242
  Litton Industries*                    23,500        1,023
  Loral                                 11,000          627
                                                 ----------
                                                      1,892
                                                 ----------
 AIR TRANSPORTATION -- 0.2%
  Atlantic Southeast Airlines            8,600          201
                                                 ----------

AIRCRAFT -- 0.6%
  OEA                                   11,000          360
  Sundstrand                             5,000          324
                                                 ----------
                                                        684
                                                 ----------

APPAREL/TEXTILES -- 0.8%
  Cintas                                11,500          506
  Shaw Industries                       29,300          432
                                                 ----------
                                                        938
                                                 ----------
AUTOMOTIVE -- 0.4%
  Dana                                   9,400          271
  Magna International                    3,500          158
                                                 ----------
                                                        429
                                                 ----------

BANKS -- 8.9%
  Comerica                              19,000          691
  Crestar Financial                     17,300          967
  First Bank System                     33,200        1,598
  First Security                        28,000          879
  Firstar                               63,400        2,354
  Keycorp                               11,380          390
  Marshall & Ilsley                     15,000          377

-----------------------------------------------------------
                                                   Market
                                                   Value
Description                           Shares       (000)
-----------------------------------------------------------

  Meridian Bancorp                       9,000   $      344
  Midlantic                              9,700          526
  Regions Financial                     19,500          792
  Southtrust                            23,900          600
  UJB Financial                         12,000          384
                                                 ----------
                                                      9,902
                                                 ----------

BROADCASTING, NEWSPAPERS &
  ADVERTISING -- 1.0%
  Chris-Craft*                          11,000          478
  Omnicom Group                          5,000          326
  United International Holdings*        17,000          315
                                                 ----------
                                                      1,119
                                                 ----------

BUILDING & CONSTRUCTION -- 0.9%
  Foster Wheeler                        29,800        1,054
                                                 ----------

CHEMICALS -- 5.2%
  A. Schulman                           38,375          959
  Dexter                                14,700          375
  Georgia Gulf                          11,000          380
  Lubrizol                              26,600          868
  Nalco Chemical                        25,000          853
  Olin                                   6,400          440
  Praxair                               23,000          615
  Witco                                 36,900        1,296
                                                 ----------
                                                      5,786
                                                 ----------

COMMUNICATIONS EQUIPMENT -- 0.7%
  ADC Telecommunications*                8,900          404
  DSC Communications*                    6,000          356
                                                 ----------
                                                        760
                                                 ----------

COMPUTERS & SERVICES -- 8.9%
  Adobe Systems                         24,800        1,283
  Autodesk                              11,300          494
  Bay Networks*                         14,000          747
  Cabletron Systems*                     9,500          626
  Cadence Design Systems*                5,000          196
  Diebold                               10,000          464
  EMC*                                  44,500          807
  General Motors, Cl E                  37,900        1,726
  Informix*                             23,400          761
  Mentor Graphics*                      22,000          451
  Parametric Technology*                 9,600          590
  Quantum*                              13,800          302
  Seagate Technology*                   16,500          695
  Sequent Computer Systems*              6,000          119
  Silicon Graphics*                     11,800          406
  Symantec*                              9,000          270
                                                 ----------
                                                      9,937
                                                 ----------

-----------------------------------------------------------
                                                   Market
                                                   Value
Description                            Shares      (000)
-----------------------------------------------------------
CONCRETE & MINERAL PRODUCTS -- 0.3%
  Ferro                                 11,600   $      289
                                                 ----------

DRUGS -- 1.8%
  Forest Labs*                           7,400          329
  Genzyme-General Division*              6,000          348
  IVAX                                   5,000          151
  Mylan Laboratories                    27,750          554
  R P Scherer*                           4,000          174
  Teva Pharmaceutical ADR               12,000          434
                                                 ----------
                                                      1,990
                                                 ----------

ELECTRICAL SERVICES -- 3.7%
  Illinova                              42,000        1,139
  Montana Power                         36,900          853
  Northeast Utilities                   61,400        1,497
  Pinnacle West Capital                 25,000          656
                                                 ----------
                                                      4,145
                                                 ----------
ENTERTAINMENT -- 1.2%
  Circus Circus Enterprises*            22,000          616
  Mirage Resorts*                       22,900          753
                                                 ----------
                                                      1,369
                                                 ----------

ENVIRONMENTAL SERVICES -- 0.3%
  Laidlaw, Cl B                         34,000          298
                                                 ----------
FINANCIAL SERVICES -- 2.5%
  A G Edwards                           20,975          558
  First Financial Management            11,000        1,074
  Morgan Stanley                        10,000          961
  WFS Financial*                         9,000          205
                                                 ----------
                                                      2,798
                                                 ----------

FOOD, BEVERAGE, TOBACCO &
  HOUSEHOLD -- 1.2%
  IBP                                    9,000          480
  McCormick                             17,000          406
  Tyson Foods                           17,000          457
                                                 ----------
                                                      1,343
                                                 ----------

GAS/NATURAL GAS -- 0.9%
  National Fuel Gas                     10,800          311
  Questar                               21,000          674
                                                 ----------
                                                        985
                                                 ----------

HOUSEHOLD PRODUCTS -- 0.6%
  Dial                                  13,000          322
  Sunbeam                               25,100          373
                                                 ----------
                                                        695
                                                 ----------

-----------------------------------------------------------
                                                   Market
                                                   Value
Description                           Shares       (000)
-----------------------------------------------------------

INSURANCE -- 5.3%
  AFLAC                                 17,100   $      710
  AON                                   37,500        1,531
  Equifax                               19,000          796
  Kemper                                10,000          483
  Pacificare Health Systems*             6,500          442
  Progressive                            5,500          246
  Reliastar Financial                    4,500          183
  TIG Holdings                          11,000          296
  Transatlantic Holdings                 9,500          639
  Value Health*                         20,500          543
                                                 ----------
                                                      5,869
                                                 ----------

MACHINERY -- 3.9%
  Cincinnati Milacron                    9,000          284
  Fisher Scientific                     73,300        2,372
  General Signal                         9,000          263
  Goulds Pumps                          15,000          345
  Kennametal                             8,600          312
  Stewart & Stevenson Services          10,000          323
  Trinity Industries                    13,000          403
                                                 ----------
                                                      4,302
                                                 ----------

MARINE TRANSPORTATION -- 0.8%
  Carnival, Cl A                        38,000          912
                                                 ----------

MEASURING DEVICES -- 1.2%
  Johnson Controls                      12,100          765
  Teradyne*                             15,000          540
                                                 ----------
                                                      1,305
                                                 ----------
MEDICAL PRODUCTS & SERVICES -- 2.4%
  Biogen*                               10,000          600
  C R Bard                               6,000          183
  Chiron*                                4,000          362
  Healthsouth Rehabilitation*           17,000          434
  Stryker                               13,500          629
  Varian Associates                      8,100          429
                                                 ----------
                                                      2,637
                                                 ----------


METALS & MININGS -- 0.9%
  Potash of Saskatchewan                16,000          996
                                                 ----------
MISCELLANEOUS BUSINESS SERVICES -- 2.9%
  CUC International*                    45,075        1,572
  Kelly Services                         8,000          214
  Olsten                                 6,000          233
  Reynolds & Reynolds, Cl A             22,200          763
  Sensormatic Electronics               17,200          396
                                                 ----------
                                                      3,178
                                                 ----------

--------------------------------------------------------------------------------



STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

CAPITAL GROWTH PORTFOLIO

-----------------------------------------------------------
                                                   Market
                                                   Value
Description                           Shares       (000)
-----------------------------------------------------------
MISCELLANEOUS CONSUMER SERVICES -- 0.7%
  Service International                 19,850   $      777
                                                 ----------
MISCELLANEOUS MANUFACTURING -- 0.3%
  International Game Technology         23,300          312
                                                 ----------
PAPER & PAPER PRODUCTS -- 0.5%
  Willamette Industries                  8,100          541
                                                 ----------
PETROLEUM & FUEL PRODUCTS -- 3.2%
  Anadarko Petroleum                    22,100        1,047
  Apache                                37,800          992
  BJ Services*                          10,000          253
  Mapco                                 14,300          736
  Noble Affiliates                      18,000          475
                                                 ----------
                                                      3,503
                                                 ----------

PETROLEUM REFINING -- 0.6%
  Murphy Oil                             9,500          380
  Valero Energy                         13,000          312
                                                 ----------
                                                        692
                                                 ----------
PRECIOUS METALS -- 0.3%
  Barrick Gold                          13,500          349
                                                 ----------
PRINTING & PUBLISHING -- 1.9%
  A H Belo                              20,000          688
  American Greetings                    41,000        1,250
  Houghton Miflin                        4,900          228
                                                 ----------
                                                      2,166
                                                 ----------
RAILROADS -- 0.6%
  Illinois Central                      12,600          493
  Southern Pacific Rail*                 7,475          181
                                                 ----------
                                                        674
                                                 ----------

RETAIL -- 5.8%
  Barnes & Noble*                       19,000          727
  Brinker International*                21,200          315
  Federated Department Stores*          20,000          568
  Fred Meyer*                           25,000          613
  Hannaford Brothers                    14,000          376
  Hollywood Entertainment*              22,400          480
  Kohl's*                                6,000          311
  Micro Warehouse*                       6,600          302
  Office Depot*                         49,500        1,491
  Outback Steakhouse*                   15,000          461
  Staples*                               7,000          198
  Wendy's International                 28,700          606
                                                 ----------
                                                      6,448
                                                 ----------

-----------------------------------------------------------
                                                   Market
                                                   Value
Description                           Shares       (000)
-----------------------------------------------------------


RUBBER & PLASTIC -- 1.6%
  M A Hanna                             23,950   $      632
  Sonoco Products                       40,350        1,119
                                                 ----------
                                                      1,751
                                                 ----------
SEMI-CONDUCTORS/INSTRUMENTS -- 3.7%
  American Power Conversion*            15,900          195
  Analog Devices*                       25,750          892
  Atmel*                                21,600          729
  Linear Technology                     15,600          647
  LSI Logic*                            20,800        1,201
  Molex                                 11,094          402
                                                 ----------
                                                      4,066
                                                 ----------

SPECIALTY MACHINERY -- 0.5%
  York International                    13,200          556
                                                 ----------

STEEL & STEEL WORKS -- 2.2%
  Allegheny Ludlum                      42,000          856
  Alumax                                 3,000          101
  Molten Metal Technology*              27,000          874
  Nucor                                 12,900          577
                                                 ----------
                                                      2,408
                                                 ----------

TELEPHONES &
  TELECOMMUNICATION -- 3.0%
  Alltel                                12,800          382
  Frontier                              18,000          479
  Southern New England                   8,800          311
  Telephone & Data Systems              12,400          521
  Worldcom*                             50,500        1,623
                                                 ----------
                                                      3,316
                                                 ----------
WHOLESALE -- 1.3%
  Avnet                                  7,600          392
  Checkfree*                             7,000          140
  Cordis*                               10,800          916
                                                 ----------
                                                      1,448
                                                 ----------
Total Common Stocks
  (Cost $79,518,000)                                 94,820
                                                 ----------

PREFERRED STOCKS -- 0.0%
FINANCIAL SERVICES -- 0.0%
  Everen Capital*                          320            7
                                                 ----------
Total Preferred Stocks
  (Cost $7,000)                                           7
                                                 ----------

--------------------------------------------------------------------------------

-----------------------------------------------------------
                                       Face        Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
REPURCHASE AGREEMENT -- 14.5%
  Lehman
    6.45%, dated 09/29/95, matures
    10/02/95, repurchase price
    $16,133,000 (collateralized by
    FHLB Note, par value
    $16,420,000, 6.275%, 09/12/05,
    market value of collateral:
    $16,447,000)                     $  16,124   $   16,124
                                                 ----------
Total Repurchase Agreement
  (Cost $16,124,000)                                 16,124
                                                 ----------
Total Investments -99.7%
  (Cost $95,649,000)                                110,951
                                                 ----------
OTHER ASSETS AND LIABILITIES -- 0.3%
  Other Assets and Liabilities, Net                     321
                                                 ----------
NET ASSETS -- 100.0%                             $  111,272
                                                 ----------
                                                 ----------
NET ASSETS CONSISTED OF:
  Portfolio shares
    (unlimited authorization -- no
    par value) based on 9,209,824
    outstanding shares of
    beneficial interest                          $   85,302
  Undistributed Net Investment
    Income                                              161
  Accumulated Net Realized Gain on
    Investments                                      10,507
  Net Unrealized Appreciation on
    Investments                                      15,302
                                                 ----------
Total Net Assets                                 $  111,272
                                                 ----------
                                                 ----------
Net Asset Value, Offering and
  Redemption Price Per Share                     $    12.08
                                                 ----------
                                                 ----------

* Non-income producing security

Cl         Class
FHLB       Federal Home Loan Bank
ADR        American Depository Receipt

CORE FIXED INCOME PORTFOLIO

U. S. TREASURY OBLIGATIONS -- 29.8%
  U.S. Treasury Bill
    5.390%, 01/18/96 (B)             $   1,300        1,279
  U.S. Treasury Bonds
    12.000%, 08/15/13                   15,940       23,512
    6.250%, 08/15/23                    43,030       40,935
  U.S. Treasury Notes
    7.500%, 01/31/97                     8,100        8,274
    5.625%, 08/31/97                    10,000        9,961
    7.875%, 01/15/98                     2,000        2,084
    5.625%, 01/31/98                     7,000        6,961
    7.500%, 10/31/99                    15,280       16,088
    7.500%, 02/15/05                    11,930       12,993
-----------------------------------------------------------
                                       Face        Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
  U.S. Treasury STRIPS
    05/15/17 (B)                     $  14,149   $    3,291
                                                 ----------
Total U. S. Treasury Obligations
  (Cost $120,064,000)                               125,378
                                                 ----------

CORPORATE OBLIGATIONS -- 24.6%
  Associates of North America
    10.750%, 11/01/95                    2,000        2,007
  Banque Paribas
    6.875%, 03/01/09                     7,100        6,798
  Commonwealth Edison
    6.400%, 10/15/05                     5,000        4,700
  Equitable
    9.000%, 12/15/04                     4,700        5,299
  Ford Motor Credit
    8.375%, 01/15/00                     1,000        1,066
  Ford Motor Credit MTN
    (Quarterly Reset = 3 Month
    LIBOR + 0.40%)
    6.338%, 05/26/98 (C)                 6,050        6,068
  Joseph Seagram & Sons
    9.650%, 08/15/18                     7,000        8,565
  Lehman Brothers Holdings
    5.500%, 06/15/96                     5,000        4,966
  Loews
    7.625%, 06/01/23                     6,000        5,880
  Long Island Lighting
    8.625%, 04/15/04                     1,750        1,875
    9.625%, 07/01/24                     2,460        2,485
  News America Holdings
    7.750%, 01/20/24                     4,800        4,734
    8.450%, 08/01/34                     2,300        2,527
  Niagara Mohawk Power
    9.750%, 11/01/05                     3,680        4,283
  Paine Webber Group
    7.625%, 02/15/14                     8,000        7,810
  RJR Nabisco
    8.750%, 08/15/05                     1,300        1,321
    8.750%, 07/15/07                     2,960        2,975
    7.550%, 06/15/15                     2,700        2,660
  Tele-Communications
    9.250%, 01/15/23                     4,000        4,195
  Time Warner
    9.125%, 01/15/13                     2,100        2,271
    9.150%, 02/01/23                       600          653
  Time Warner Entertainment
    8.375%, 03/15/23                     2,180        2,226
    8.375%, 07/15/33                     3,000        3,049
  United Airlines
    11.210%, 05/01/14                    6,300        7,867
  Wal-Mart Stores
    8.000%, 05/01/96                     2,500        2,528

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

CORE FIXED INCOME PORTFOLIO

-----------------------------------------------------------
                                       Face        Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
  Walt Disney
    (Semi-annual coupon through
    03/01/97; future coupons based
    on revenues from a portfolio
    of live action films)
    2.000%, 03/01/00 (A)             $   4,200   $    4,326
                                                 ----------
Total Corporate Obligations
  (Cost $96,865,000)                                103,134
                                                 ----------

GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 15.3%
  FHLMC
    9.000%, 12/01/05                       455          477
    7.500%, 11/01/07                     2,475        2,520
  FHLMC CMO Ser 11-C
    9.500%, 04/15/19                       407          418
  FHLMC REMIC
    7.000%, 11/15/19                       130          131
  FHLMC REMIC Ser 1717-OA
    (Monthly Reset = 2.166 x 10
    year treasury rate)
    7.432%, 04/15/24 (C)                 8,000        5,841
  FHLMC TBA
    7.500%, 11/01/25                    12,500       12,527
  FNMA
    8.500%, 09/01/13                       383          397
  FNMA REMIC IO
    Ser G-23 (Monthly Reset =
    -69.3846 X 1 Month LIBOR +
    111,362.404 BP)
    705.60%, 06/25/21 (C) (D)               20          326
  GNMA
    7.500%, 09/15/06                     3,029        3,060
    7.500%, 04/15/07                        72           73
    7.500%, 04/15/23                     6,757        6,827
    7.500%, 01/20/25                     4,860        4,988
    7.000%, 04/20/25                     4,455        4,555
    7.000%, 05/20/25                    12,925       13,215
    7.000%, 06/15/25                     8,729        8,925
                                                 ----------
Total Government Mortgage-Backed
  Obligations
  (Cost $62,674,000)                                 64,280
                                                 ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.2%
  FHLB
    5.100%, 07/08/96                     5,000        4,979
  Government Trust Certificates
    Zero Coupon, 05/15/03                5,000        3,064
  Resolution Funding
    8.625%, 01/15/30                     1,660        2,043
  RFCO Strips
    Zero Coupon, 01/15/17                2,539          588

-----------------------------------------------------------
                                       Face        Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
    Zero Coupon, 04/15/17            $   1,913   $      436
    Zero Coupon, 10/15/19                5,730        1,104
    Zero Coupon, 10/15/20                7,300        1,313
                                                 ----------
Total U.S. Government Agency
  Obligations
  (Cost $12,920,000)                                 13,527
                                                 ----------

ASSET BACKED SECURITIES -- 8.9%
  Champion 95-2 A2
    7.340%, 10/25/26 (A)                 6,171        6,191
  Fund America Investors REMIC ARM
    Ser 1993-A
    7.714%, 06/25/23 (C)                 8,728        8,728
  PSSF Pool 1995-1A REMIC
    (Monthly Reset = 1 x 1 Month
    LIBOR + 61 BP)
    6.610%, 04/25/26 (C)                13,827       13,904
  SASCO
    6.600%, 10/25/24 (E)                 8,000        7,580
  Signet Credit Card CMO
    9.000%, 06/15/97                       958          960
  SPNB Home Equity Loan
    7.850%, 05/15/98                       157          159
                                                 ----------
Total Asset Backed Securities
  (Cost $37,230,000)                                 37,522
                                                 ----------
MORTGAGE-BACKED OBLIGATIONS -- 4.9%
  RTC ARM
    6.180%, 05/25/21 (C)                12,232       11,696
    8.078%, 09/25/29 (C)                 6,222        6,265
  RTC ARM
    (Monthly Reset = 1 x D11COF +
    171 BP)
    6.854%, 06/25/21 (C)                 2,420        2,357
                                                 ----------
Total Mortgage-Backed Obligations
  (Cost $20,316,000)                                 20,318
                                                 ----------

REPURCHASE AGREEMENT -- 15.5%
  J P Morgan
    6.40%, dated 09/29/95, matures
    10/02/95, repurchase price
    $65,222,000 (collateralized by
    various FHLMC obligations,
    total par value 67,767,000,
    6.429%-9.00%,
    10/01/20-09/01/25, and various
    FNMA obligations, total par
    value $154,258,000,
    0.00%-7.00%,
    05/25/00-12/25/22, market
    value of collateral:
    $66,491,000)                        65,187       65,187
                                                 ----------

--------------------------------------------------------------------------------

-----------------------------------------------------------
                                       Face        Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
 Total Repurchase Agreement
  (Cost $65,187,000)                             $   65,187
                                                 ----------
Total Investments -102.2%
  (Cost $415,256,000)                               429,346
                                                 ----------
OTHER ASSETS AND LIABILITIES -- (2.2%)
  Other Assets and Liabilities, Net                  (9,178)
                                                 ----------
NET ASSETS -- 100.0%                             $  420,168
                                                 ----------
                                                 ----------
NET ASSETS CONSISTED OF:
  Portfolio shares of Class A
    (unlimited authorization -- no
    par value) based on 40,134,798
    outstanding shares of
    beneficial interest                          $  405,165
  Portfolio shares of Class D
    (unlimited authorization -- no
    par value) based on 20,021
    outstanding shares of
    beneficial interest                                 198
  Undistributed Net Investment
    Income                                            2,162
  Accumulated Net Realized Loss on
    Investments                                      (1,302)
  Net Unrealized Depreciation on
    Futures Contracts                                  (145)
  Net Realized Appreciation on
    Investments                                      14,090
                                                 ----------
Total Net Assets                                 $  420,168
                                                 ----------
                                                 ----------
Net Asset Value, Offering and
  Redemption Price Per
  Share -- Class A                               $    10.46
                                                 ----------
                                                 ----------
Net Asset Value and Redemption
  Price Per Share -- Class D                     $    10.44
                                                 ----------
                                                 ----------
Maximum Offering Price Per
  Share -- Class D ($10.44 divided
  by 95.5%)                                      $    10.93
                                                 ----------
                                                 ----------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold only in transaction exempt from registration, normally to qualified from registration, normally to qualified institutional buyers.
(B) Securities have been pledged as collateral on open futures contracts.
(C) The rate reflected on the Statement of Net Assets is the rate in effect on September 30, 1995.
(D) Inverse Floater
(E) Structured Note

ARM        Adjustable Rate Mortgage
CMO        Collateralized Mortgage Obligation
FHLB       Federal Home Loan Bank
FHLMC      Federal Home Loan Mortgage Corporation
FNMA       Federal National Mortgage Association
GNMA       Government National Mortgage Association
IO         Interest Only
LIBOR      London Inter Bank Offering Rate
MTN        Medium Term Note
REMIC      Real Estate Mortgage Investment Conduit
RFCO       Resolution Trust Funding Corporation
RTC        Resolution Trust Corporation
SER        Series Separately Traded Registered Interest and Principal
STRIPS     Securities
TBA        To Be Announced
DIICOF     District 11 Cost of Funds
BP         Basis Points

BOND PORTFOLIO

-----------------------------------------------------------
                                        Face       Market
                                       Amount       Value
Description                             (000)       (000)
-----------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 98.0%
  U.S. Treasury Bonds
    7.500%, 11/15/16                  $  22,600   $  24,800
    7.125%, 02/15/23                      2,300       2,438
  U.S. Treasury Notes
    4.250%, 11/30/95                      3,750       3,742
    6.500%, 09/30/96                      4,125       4,156
    6.875%, 10/31/96                      4,125       4,172
    7.250%, 11/30/96                      4,100       4,165
    6.875%, 02/28/97                      5,600       5,680
    6.500%, 04/30/97                      4,100       4,141
                                                  ---------
Total U.S. Treasury Obligations
  (Cost $49,986,000)                                 53,294
                                                  ---------
REPURCHASE AGREEMENT -- 0.4%
  J P Morgan
    6.35%, dated 09/29/95, matures
    10/02/95, repurchase price
    $223,000 (collateralized by
    FFCB obligation, par value
    $230,000, 5.65%, 11/20/95,
    market value of collateral:
    $228,000)                               223         223
                                                  ---------
Total Repurchase Agreement
  (Cost $223,000)                                       223
                                                  ---------
Total Investments -- 98.4%
  (Cost $50,209,000)                                 53,517
                                                  ---------
OTHER ASSETS AND LIABILITIES -- 1.6%
  Other Assets and Liabilities, Net                     890
                                                  ---------
NET ASSETS -- 100.0%                              $  54,407
                                                  ---------
                                                  ---------
NET ASSETS CONSISTED OF:
  Portfolio shares of Class A
    (unlimited authorization --  no
    par value) based on 4,998,284
    outstanding shares of
    beneficial interest                           $  57,390
  Portfolio shares of Class D
    (unlimited authorization --  no
    par value) based on 11,113
    outstanding shares of
    beneficial interest                                 124
  Undistributed Net Investment
    Income                                              279
  Accumulated Net Realized Loss on
    Investments                                      (6,694)
  Net Unrealized Appreciation on
    Investments                                       3,308
                                                 ----------
Total Net Assets                                 $   54,407
                                                 ----------
                                                 ----------
Net Asset Value, Offering and
  Redemption Price Per Share --
  Class A                                        $    10.86
                                                 ----------
                                                 ----------
Net Asset Value and Redemption
  Price Per Share -- Class D                     $    10.84
                                                 ----------
                                                 ----------
Maximum Offering Price Per
  Share -- Class D (10.84 divided
    by 95.5%)                                    $    11.35
                                                 ----------
                                                 ----------

FFCB         Federal Farm Credit Bank

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

HIGH YIELD BOND PORTFOLIO

-----------------------------------------------------------
                                       Face        Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
CORPORATE OBLIGATIONS -- 89.3%
  Abbey Healthcare
    9.500%, 11/01/02                 $      65   $       68
  Adelphia Communications
    12.500%, 05/15/02                      100          100
  AK Steel
    10.750%, 04/01/04                      100          107
  Allied Waste Industries
    12.000%, 02/01/04                       50           53
  American Restaurant Group
    12.000%, 09/15/98                      100           74
  American Rice
    13.000%, 07/31/02                      200          188
  American Safety Razor
    9.875%, 08/01/05 (A)                   250          250
  American Standard
    11.375%, 05/15/04                       20           22
    Zero Coupon, 06/01/05 (B)              250          203
  Amerigas Partners LP
    10.125%, 04/15/07                      100          108
  Arcadian Partner
    10.750%, 05/01/05                      100          105
  Armco
    11.375%, 10/15/99                      100          104
  Bally's Casino Holding
    Zero Coupon, 06/15/98                  200          152
  Bally's Grand
    10.375%, 12/15/03                      100           98
  Bally's Health & Tennis
    13.000%, 01/15/03                      100           89
  Bally's Park Place Funding
    9.250%, 03/15/04                       200          195
  Bayou Steel
    10.250%, 03/01/01                      100           92
  Bell Cablemedia
    Zero Coupon, 07/15/04 (B)              300          201
  Big V Supermarkets
    11.000%, 02/15/04                       75           60
  Building Materials
    Zero Coupon, 07/01/04 (B)              200          126
  Cablevision Industries
    9.250%, 04/01/08                        50           53
  Cablevision Systems
    9.875%, 02/15/13                        50           52
  CAI Wireless System
    12.250%, 09/15/02                      250          258
  Calmar
    11.500%, 08/15/05 (A)                  200          202
  Cencall Communication
    Zero Coupon, 01/15/04 (B)              100           51
-----------------------------------------------------------
                                       Face        Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
  CF Cable Television
    11.625%, 02/15/05                $      50   $       54
  Cole National
    11.250%, 10/01/01                      100           99
  Comcast
    9.375%, 05/15/05                       150          152
    9.500%, 01/15/08                        50           51
    10.625%, 07/15/12                       50           55
  Commodore Media
    7.500%, 05/01/03 (B)                   100           90
  Container
    9.750%, 04/01/03                        50           51
  Continental Cablevision
    11.000%, 06/01/07                      100          111
    9.500%, 08/01/13                       150          156
  Coty
    10.250%, 05/01/05                      100          105
  County Seat Stores
    12.000%, 10/01/02                      100           94
  Crown Packaging Holdings
    Zero Coupon, 11/01/03 (B)              300          137
  Crown Paper
    11.000%, 09/01/05                      250          248
  Dairy Mart Convenience Stores
    10.250%, 03/15/04                      200          170
  Day International Group
    11.125%, 06/01/05 (A)                  200          207
  Doman Industries
    8.750%, 03/15/04                       250          242
  Duane Reade
    12.000%, 09/15/02                      250          225
  Exide
    10.000%, 04/15/05 (A)                  100          106
  Falcon Holding Group PIK
    11.000%, 09/15/03                      211          199
  Farm Fresh
    12.250%, 10/01/00                       50           44
  Farm Fresh, Ser A
    12.250%, 10/01/00                      200          175
  Figgie International
    9.875%, 10/01/99                       150          151
  Finlay Enterprises
    Zero Coupon, 05/01/05 (B)               50           33
  Fort Howard
    9.000%, 02/01/06                       225          209
  G-I Holdings
    Zero Coupon, 10/01/98                  300          216
  Galaxy Telecom LP
    12.375%, 10/01/05                      250          249
  Gaylord Container
    11.500%, 05/15/01                       50           52

--------------------------------------------------------------------------------

-----------------------------------------------------------
                                       Face        Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
  Gaylord Container
    Zero Coupon, 05/15/05 (B)        $     200   $      197
  General Media
    10.625%, 12/31/00                      100           84
  Genesis Health Ventures
    9.750%, 06/15/05                       100          104
  Geneva Steel
    9.500%, 01/15/04                       100           75
  GNF
    10.625%, 04/01/03                      200          174
  GPA Delaware
    8.750%, 12/15/98                       250          223
  Grancare
    9.375%, 09/15/05                       250          251
  Great Bay Property Funding
    10.875%, 01/15/04                      105           88
  Groupe Videotron
    10.625%, 02/15/05                      100          105
  Grupo Industrial Durango
    12.000%, 07/15/01                      200          183
  GS Technologies
    12.000%, 09/01/04                      100           99
  Harris Chemical
    Zero Coupon, 07/15/01 (B)               75           67
  Helicon Group
    9.000%, 11/01/03 (B)                   150          138
  Herff Jones
    11.000%, 08/15/05 (A)                  150          155
  Hills Stores
    10.250%, 09/30/03                      250          234
  Huntsman
    10.625%, 04/15/01                      250          262
  Imax
    7.000%, 03/01/01 (B)                   100           95
  Indah Kait Pulp & Paper
    11.875%, 06/15/02                      250          257
  Integrated Health Services
    9.625%, 05/31/02 (A)                   250          258
  Interlake
    12.125%, 03/01/02                      200          197
  International Cabletel
    Zero Coupon, 04/15/05 (A) (B)          150           90
  International Wire Group
    11.750%, 06/01/05 (A)                  250          253
  Ithaca Industries
    11.125%, 12/15/02                      100           96
  Jones Intercable
    9.625%, 03/15/02                       100          104
  Jordan Industries
    10.375%, 08/01/03                      250          230
-----------------------------------------------------------
                                       Face        Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
  JPS Automotive Products
    11.125%, 06/15/01                $     100   $      101
  K-III Communications
    10.625%, 05/01/02                       50           53
  Kelley Oil & Gas
    13.500%, 06/15/99                      250          240
  Kloster Cruise
    13.000%, 05/01/03                      150          108
  Laroche Industries
    13.000%, 08/15/04                      250          259
  Malette
    12.250%, 07/15/04                      100          112
  Marvel III Holdings
    9.125%, 02/15/98                       100           93
  Maxus Energy
    9.875%, 10/15/02                       250          244
  Mesa
    12.750%, 06/30/98                      250          231
  MFS Communications
    Zero Coupon, 01/15/04 (B)              350          261
  Mobile Telecommunications
    Technologies
    13.500%, 12/15/02                       50           56
  Mohegan Tribal Gaming
    13.500%, 11/15/02 (A)                  250          257
  Monarch Acquisition
    12.500%, 07/01/03 (A)                  200          203
  Nextel Communications
    Zero Coupon, 08/15/04 (B)              300          147
  NL Industries
    11.750%, 10/15/03                      100          106
  NL Industries
    Zero Coupon, 10/15/05 (B)              200          149
  NWCG Holding
    Zero Coupon, 06/15/99                  300          201
  Panamsat LP
    9.750%, 08/01/00                        50           52
  Pathmark Stores
    Zero Coupon, 11/01/03 (B)              300          195
  Peoples Telephone
    12.250%, 07/15/02 (A)                  200          206
  Petroleum Heat & Power
    12.250%, 02/01/05                       50           54
  Pioneer Americas
    13.375%, 04/01/05 (A)                  200          204
  Plantronics
    10.000%, 01/15/01                      175          178
  Portola Packaging
    10.750%, 10/01/05                      200          201
  Pricellular Wireless
    Zero Coupon, 10/01/03 (B)              350          249

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

HIGH YIELD BOND PORTFOLIO

-----------------------------------------------------------
                                       Face        Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
  Rainy River Forest Products
    10.750%, 10/15/01                $     100   $      107
  Red Roof Inns
    9.625%, 12/15/03                        50           49
  Repap Wisconsin
    9.875%, 05/01/06                       100           97
  Republic Engineered Steel
    9.875%, 12/15/01                       150          140
  Resorts International
    11.000%, 09/15/03                      250          227
  Revlon Consumer Products
    9.375%, 04/01/01                       150          149
    10.500%, 02/15/03                      100          102
  Revlon Worldwide
    Zero Coupon, 03/15/98                  150          110
  Rexene
    11.750%, 12/01/04                      250          266
  Rio Hotel & Casino
    10.625%, 07/15/05 (A)                  250          242
  Rogers Cablesystem
    10.000%, 03/15/05                      100          105
  Santa Fe Energy Resource
    11.000%, 05/15/04                       50           54
  Santa Fe Hotel
    11.000%, 12/15/00                       90           72
  SCI Television
    11.000%, 06/30/05                       50           53
  Sherritt
    10.500%, 03/31/14                      150          154
  Showboat
    9.250%, 05/01/08                       100           95
  Sinclair Broadcast Group
    10.000%, 09/30/05                      200          204
  Specialty Equipment
    11.375%, 12/01/03                      250          259
  Station Casinos
    9.625%, 06/01/03                       100           95
  Stone Consolidated
    10.250%, 12/15/00                      100          105
  Stone Container
    9.875%, 02/01/01                       300          294
  Synthetic Industries
    12.750%, 12/01/02                      150          148
  Telewest Communications PLC
    9.625%, 10/01/06                       150          152
    Zero Coupon, 10/01/07 (B)              200          119
  Terra Nova Holding
    10.750%, 07/01/05                      250          263
  Tracor
    10.875%, 08/15/01                       50           52
-----------------------------------------------------------
                                       Face        Market
                                      Amount       Value
Description                            (000)       (000)
-----------------------------------------------------------
  Transtexas Gas
    11.500%, 06/15/02                $     100   $      105
  Trump Castle Funding
    11.750%, 11/15/03                      200          153
  Trump Plaza Funding
    10.875%, 06/15/01                      250          231
  Trump Taj Mahal PIK
    11.350%, 11/15/99                      252          224
  UCC Investors
    11.000%, 05/01/03                       50           51
  United International Holding
    Zero Coupon, 11/15/99                  250          150
  Universal Health Services
    8.750%, 08/15/05                       250          244
  US Air
    10.000%, 07/01/03                      250          204
  US Leather
    10.250%, 07/31/03                      200          166
  Van De Kamps
    12.000%, 09/15/05 (A)                  250          253
  Venture Holdings Trust
    9.750%, 04/01/04                       250          218
  Viacom International
    8.000%, 07/07/06                       100           98
  Videotron Holdings PLC
    Zero Coupon, 08/15/05 (B)              200          114
  Waban
    11.000%, 05/15/04                      250          254
  WCI Steel
    10.500%, 03/01/02                      100           97
  Wright Medical Technology
    10.750%, 07/01/00                       50           50
                                                 ----------
Total Corporate Obligations
  (Cost $20,826,000)                                 21,196
                                                 ----------
UNITS -- 4.7%
  Australis Media 1 Unit = 1
    senior subordinate discount
    note + 1 warrant
    Zero Coupon, 05/15/03 (B)              300          177
  Casino America 1 Unit = 1 bond +
    1 warrant
    11.500%, 11/15/01                      200          194
  Cellular Communications 1 Unit =
    1 senior discount note + 1
    warrant
    Zero Coupon, 08/15/00                  500          275
  Health O Meter 1 Unit = 1 senior
    subordinate note + 1 warrant
    13.000%, 08/15/02                      100           91


--------------------------------------------------------------------------------

-----------------------------------------------------------
                                        Face        Market
                                       Amount       Value
Description                         (000)/Shares    (000)
-----------------------------------------------------------
  In Flight Phone 1 Unit = 1 note
    + 1 warrant
    Zero Coupon, 05/15/02 (A)(B)     $     200   $       80
  Intelcom Group 1 Unit = 10
    senior discount notes + 33
    warrants
    Zero Coupon, 09/15/05 (A)(B)           350          193
  MVE 1 Unit = 1 senior note + 1
    warrant
    12.500%, 02/15/02                      100          107
                                                 ----------
Total Units
  (Cost $1,123,000)                                   1,117
                                                 ----------
REPURCHASE AGREEMENT -- 6.3%
  Lehman Brothers
    6.35%, dated 9/29/95, matures
    10/02/95, repurchase price
    $1,491,000 (collateralized by
    U.S. Treasury Bond, total par
    value $1,370,000, 8.25%,
    05/15/05, market value of
    collateral: $1,523,000)              1,490        1,490
                                                 ----------
Total Repurchase Agreement
  (Cost $1,490,000)                                   1,490
                                                 ----------

PREFERRED STOCKS -- 0.8%
  BCP/Essex Holdings
    Convertible (A)*                     7,262          185
                                                 ----------
Total Preferred Stocks
  (Cost $184,000)                                       185
                                                 ----------

WARRANTS -- 0.1%
  Commodore Media Warrant                  100            8
  Wright Medical Technology
    Warrants                                21            3
                                                 ----------
Total Warrants
  (Cost $12,000)                                         11
                                                 ----------
Total Investments -101.2%
  (Cost $23,635,000)                                 23,999
                                                 ----------
OTHER ASSETS AND LIABILITIES -- (1.2%)
  Other Assets and Liabilities, Net                    (275)
                                                 ----------
NET ASSETS -- 100.0%                             $   23,724
                                                 ----------
                                                 ----------
-----------------------------------------------------------
                                                   Market
                                                   Value
Description                                        (000)
-----------------------------------------------------------
NET ASSETS CONSISTED OF:
  Portfolio shares of Class A
    (unlimited authorization -- no
    par value) based on 2,228,527
    outstanding shares of
    beneficial interest                          $   23,089
  Undistributed Net Investment
    Income                                              190
  Accumulated Net Realized Gain on
    Investments                                          81
  Net Unrealized Appreciation on
    Investments                                         364
                                                 ----------
Total Net Assets                                 $   23,724
                                                 ----------
                                                 ----------
Net Asset Value, Offering and
  Redemption Price Per Share --
  Class A                                        $    10.65
                                                 ----------
                                                 ----------

* Non-Income producing security

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold only in transactions exempt from registration, normally to qualified institutional buyers.

(B) Step Bond -- The rate reflected on the Statement of Net Assets is the rate in effect on September 30, 1995. The initial coupon on a step bond changes on a specific date, to a predetermined higher rate.

LP         Limited Partnership
PIK        Payment In Kind
Ser        Series
PLC        Public Limited Company

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--For the year ended September 30, 1995

                                         ------------------  ------------------  ------------------  ------------------
                                             LARGE CAP           LARGE CAP           SMALL CAP           SMALL CAP
                                               VALUE               GROWTH              VALUE               GROWTH
                                         ------------------  ------------------  ------------------  ------------------
INVESTMENT INCOME:
  Dividends                                  $    6,750          $    1,978          $      295          $      534
  Interest                                          526                 563                 330                 903
                                             ----------          ----------          ----------      ------------------
  Total Investment Income                         7,276               2,541                 625               1,437
                                             ----------          ----------          ----------      ------------------

EXPENSES:
  Management fees                                   749                 444                 162               1,369
  Less management fees waived                      (112)                 --                  (6)               (102)
  Contribution from Manager                          --                  --                  --                  --
  Investment advisory fees                          645                 507                 300               1,493
  Less investment advisory
    fees waived                                      --                 (58)                 (1)                 --
  Custodian/wire agent fees                          35                  35                  10                  48
  Transfer agent fees (1)                            --                  --                  --                   1
  Professional fees                                  26                  24                   6                  39
  Registration & filing fees                         14                  10                   3                  27
  Printing expense                                   13                  18                   7                  42
  Trustee fees                                       11                  12                   2                  17
  Insurance expense                                   3                   5                   1                   4
  Pricing fees                                        7                   8                   2                  10
  Distribution fees                                 105                  49                  15                 168
  Class D Distribution fees (1)                      --                  --                  --                   1
  Amortization of deferred
    organization costs                               --                   4                   4                  16
  Miscellaneous                                      11                  20                   2                  17
                                             ----------          ----------          ----------      ------------------
  Total expenses                                  1,507               1,078                 507               3,150
                                             ----------          ----------          ----------      ------------------
NET INVESTMENT INCOME (LOSS)                      5,769               1,463                 118              (1,713)
                                             ----------          ----------          ----------      ------------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) from
    security transactions                         8,764               5,973               1,807              60,571
  Net realized gain (loss) on
    futures contracts                               212                (391)                 --                  --
  Net change in unrealized
    appreciation (depreciation) on
    investments                                  39,363              33,531              10,864              43,577
                                             ----------          ----------          ----------      ------------------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                 $   54,108          $   40,576          $   12,789          $  102,435
                                             ----------          ----------          ----------      ------------------
                                             ----------          ----------          ----------      ------------------

(1) Fees are incurred at the Class D level only.

The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------


           -------------   --------------   -------------   -------------   -------------   -------------   -------------
                               CAPITAL          EQUITY                         CAPITAL        CORE FIXED
              MID-CAP       APPRECIATION        INCOME         BALANCED         GROWTH          INCOME           BOND
           -------------   --------------   -------------   -------------   -------------   -------------   -------------
                    386           8,583           13,605             690           1,608              --              --
                    150           1,948              817           1,796             667          27,121           5,997
           --------------  ---------------  --------------  --------------  --------------  --------------  --------------
                    536          10,531           14,422           2,486           2,275          27,121           5,997
           --------------  ---------------  --------------  --------------  --------------  --------------  --------------

                    268           2,254            1,500             315             573           1,632             348
                    (79)           (212)            (197)           (105)           (573)           (478)           (125)
                     --              --               --              --             (80)             --              --
                    235           1,291              883             193              --             474             127
                     --              --               --              --              --              --              --
                      7              59               47              11              16              62              11
                     --               2                2              --              --              --              --
                      9              67               45               9              16              48              12
                      9              64               35               5               9              28              11
                     15              56               33              23              16              30              21
                      4              33               20               4               7              22               5
                      1               7                6               1               2               3               2
                      2              16               11               3               7              14               3
                     39             304              204              39              --             229              51
                     --               3                3              --              --              --              --
                      2                                                5              --              --              --
                      3              30               19               4               7              23               5
           --------------  ---------------  --------------  --------------  --------------  --------------  --------------
                    515           3,974            2,611             507              --           2,087             471
           --------------  ---------------  --------------  --------------  --------------  --------------  --------------
                     21           6,557           11,811           1,979           2,275          25,034           5,526
           --------------  ---------------  --------------  --------------  --------------  --------------  --------------
                  6,416          22,785           21,863           1,528          10,562           9,061          (6,522)
                     --              --               --              --              --             831              --
                 (3,370)         33,283           25,307           6,199          10,875          23,651          13,663
           --------------  ---------------  --------------  --------------  --------------  --------------  --------------
             $    3,067       $  62,625       $   58,981      $    9,706      $   23,712      $   58,577      $   12,667
           --------------  ---------------  --------------  --------------  --------------  --------------  --------------
           --------------  ---------------  --------------  --------------  --------------  --------------  --------------

            -------------
             HIGH-YIELD
                BOND
            -------------
                     --
                  1,036
                -------
                  1,036
                -------
                     34
                    (18)
                     --
                     31
                     --
                      2
                     --
                      1
                      1
                      2
                     --
                      1
                     --
                      6
                     --
                      4
                      1
                -------
                     65
                -------
                    971
                -------
                     81
                     --
                    364
                -------
              $   1,416
                -------
                -------

STATEMENT OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------
SEI Institutional Managed Trust

                                              ----------------      ------------------   ------------------   -----------
                                                 LARGE CAP               LARGE CAP            SMALL CAP        SMALL CAP
                                                   VALUE                  GROWTH                VALUE           GROWTH
                                              ----------------      ------------------   ------------------   -----------
                                           10/1/94-     10/1/93-       12/20/94(1)-         12/20/94(1)-       10/1/94-
                                            9/30/95      9/30/94          9/30/95              9/30/95          9/30/95
                                          -----------  -----------  -------------------  -------------------  -----------
OPERATIONS:
 Net investment income (loss)              $   5,769    $   4,012        $   1,463            $     118        ($  1,713)
 Net realized gain (loss) from security
   transactions                                8,976       (1,397)           5,582                1,807           60,571
 Net unrealized appreciation
   (depreciation) on investments              39,363       (5,723)          33,531               10,864           43,577
                                          -----------  -----------        --------             --------       -----------
 Net increase (decrease) in net asssets
   from operations                            54,108       (3,108)          40,576               12,789          102,435
                                          -----------  -----------        --------             --------       -----------
DIVIDENDS DISTRIBUTED FROM:
 Net investment income:
   Class A                                    (5,593)      (3,906)            (860)                (146)              --
   Class D                                        --           --               --                   --               --
 Net realized gains:
   Class A                                    (1,783)      (6,458)              --                   --              (95)
   Class D                                        --           --               --                   --               --
                                          -----------  -----------        --------             --------       -----------
 Total dividends distributed                  (7,376)     (10,364)            (860)                (146)             (95)
                                          -----------  -----------        --------             --------       -----------
CAPITAL SHARE TRANSACTIONS:
 Class A:
   Proceeds from shares issued               244,446       93,802          283,750              105,041          325,142
   Shares issued in lieu of cash
     distributions                             4,571        4,152              633                  100               64
   Cost of shares repurchased                (97,235)    (156,461)         (26,722)             (14,809)        (417,431)
                                          -----------  -----------        --------             --------       -----------
   Increase (decrease) in net assets
     derived from Class A transactions       151,782      (58,507)         257,661               90,332          (92,225)
                                          -----------  -----------        --------             --------       -----------
 Class D:
   Proceeds from shares issued                    --           --               --                   --              471
   Shares issued in lieu of cash
     distributions                                --           --               --                   --               --
   Cost of shares repurchased                     --           --               --                   --              (29)
                                          -----------  -----------        --------             --------       -----------
   Increase (decrease) in net assets
     derived from Class D transactions            --           --               --                   --              442
                                          -----------  -----------        --------             --------       -----------
 Increase (decrease) in net assets
   derived from capital share
   transactions                              151,782      (58,507)         257,661               90,332          (91,783)
                                          -----------  -----------        --------             --------       -----------
     Net increase (decrease) in net
       assets                                198,514      (71,979)         297,377              102,975           10,557
                                          -----------  -----------        --------             --------       -----------
NET ASSETS:
 Beginning of period                         133,178      205,157               --                   --          300,467
                                          -----------  -----------        --------             --------       -----------
 End of period                             $ 331,692    $ 133,178        $ 297,377            $ 102,975        $ 311,024
                                          -----------  -----------        --------             --------       -----------
                                          -----------  -----------        --------             --------       -----------
CAPITAL SHARE TRANSACTIONS:
 Class A:
   Shares issued                              21,273        8,573           25,564                9,750           21,497
   Shares issued in lieu of cash
     distributions                               407          376               56                    9                5
   Shares repurchased                         (8,608)     (14,285)          (2,287)              (1,314)         (27,282)
                                          -----------  -----------        --------             --------       -----------
     Total Class A transactions               13,072       (5,336)          23,333                8,445           (5,780)
                                          -----------  -----------        --------             --------       -----------
                                          -----------  -----------        --------             --------       -----------
 Class D:
   Shares issued                                  --           --               --                   --               29
   Shares issued in lieu of cash
     distributions                                --           --               --                   --               --
   Shares repurchased                             --           --               --                   --               (1)
                                          -----------  -----------        --------             --------       -----------
     Total Class D transactions                   --           --               --                   --               28
                                          -----------  -----------        --------             --------       -----------
                                          -----------  -----------        --------             --------       -----------
 Undistributed net investment income
      (loss)                               $     456     $    280          $  603               $   (28)        $   (283)
                                          -----------  -----------        --------             --------       -----------
                                          -----------  -----------        --------             --------       -----------



                                              ----------------
                                                SMALL CAP
                                                  GROWTH
                                              ----------------

                                           10/1/93-

                                           9/30/94

                                          -----------

                                          -----------
OPERATIONS:
 Net investment income (loss)              $  (1,298)
 Net realized gain (loss) from security
   transactions                              (15,251)
 Net unrealized appreciation
   (depreciation) on investments              17,438
                                          -----------
 Net increase (decrease) in net asssets
   from operations                               889
                                          -----------
DIVIDENDS DISTRIBUTED FROM:
 Net investment income:
   Class A                                        --
   Class D                                        --
 Net realized gains:
   Class A                                    (9,736)
   Class D                                        --
                                          -----------
 Total dividends distributed                  (9,736)
                                          -----------
CAPITAL SHARE TRANSACTIONS:
 Class A:
   Proceeds from shares issued               339,928
   Shares issued in lieu of cash
     distributions                             6,020
   Cost of shares repurchased               (230,614)
                                          -----------
   Increase (decrease) in net assets
     derived from Class A transactions       115,334
                                          -----------
 Class D:
   Proceeds from shares issued                   164
   Shares issued in lieu of cash
     distributions                                --
   Cost of shares repurchased                     --
                                          -----------
   Increase (decrease) in net assets
     derived from Class D transactions           164
                                          -----------
 Increase (decrease) in net assets
   derived from capital share
   transactions                              115,498
                                          -----------
     Net increase (decrease) in net
       assets                                106,651
                                          -----------
NET ASSETS:
 Beginning of period                         193,816
                                          -----------
 End of period                             $ 300,467
                                          -----------
                                          -----------
CAPITAL SHARE TRANSACTIONS:
 Class A:
   Shares issued                              24,230
   Shares issued in lieu of cash
     distributions                               438
   Shares repurchased                        (16,493)
                                          -----------
     Total Class A transactions                8,175
                                          -----------
                                          -----------
 Class D:
   Shares issued                                  12
   Shares issued in lieu of cash
     distributions                                --
   Shares repurchased                             --
                                          -----------
     Total Class D transactions                   12
                                          -----------
                                          -----------
 Undistributed net investment income
      (loss)                               $      (3)
                                          -----------
                                          -----------






(1) Commencement of operations

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                                                                                         ---------
             ---------------       ---------------       ---------------       ---------------       ---------------       CORE
                                       CAPITAL                EQUITY                                     CAPITAL           FIXED
                 MID-CAP             APPRECIATION             INCOME               BALANCED               GROWTH          INCOME
             ---------------       ---------------       ---------------       ---------------       ---------------     ---------
           10/1/94-   10/1/93-   10/1/94-   10/1/93-   10/1/94-   10/1/93-   10/1/94-   10/1/93-   10/1/94-   10/1/93-   10/1/94-
            9/30/95    9/30/94    9/30/95    9/30/94    9/30/95    9/30/94    9/30/95    9/30/94    9/30/95    9/30/94    9/30/95
            -------    -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
           $      21  $      30  $   6,557  $  11,708  $  11,811  $  14,351  $   1,979  $   1,045  $   2,275  $   2,538  $  25,034
               6,416     (7,299)    22,785     43,555     21,863     13,247      1,528        673     10,562     21,531      9,892
              (3,370)      (233)    33,283    (56,038)    25,307    (22,246)     6,199     (3,626)    10,875    (21,582)    23,651
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
               3,067     (7,502)    62,625       (775)    58,981      5,352      9,706     (1,908)    23,712      2,487     58,577
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                  --        (52)    (7,592)   (12,431)   (12,234)   (14,001)    (1,951)      (946)    (2,254)    (2,585)   (24,852)
                  --         --        (12)       (18)       (41)       (15)        --         --         --         --         (7)
                 (28)    (1,409)   (38,179)   (46,476)   (12,863)   (13,646)      (568)      (363)   (16,475)   (28,664)       (63)
                  --         --         97         (3)       (31)        (9)        --         --         --         --         --
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                 (28)    (1,461)   (45,880)   (58,928)   (25,169)   (27,671)    (2,519)    (1,309)   (18,729)   (31,249)   (24,922)
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
              40,217     97,222    114,358    385,631    112,061    259,144     22,864     57,474         --      2,700    287,210
                  15        715     26,031     31,762     11,371     12,935      2,383      1,146     13,103     23,045     10,246
            (123,357)   (38,642)  (575,444)  (405,290)  (324,628)  (169,497)   (27,450)   (23,730)   (39,776)   (67,022)  (223,096)
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
             (83,125)    59,295   (435,055)    12,103   (201,196)   102,582     (2,203)    34,890    (26,673)   (41,277)    74,360
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                  30         61        530      4,809      1,342        916         --         --         --         --        151
                  --         --         31          4         61         22         --         --         --         --          3
                  --         --     (1,840)    (2,678)      (206)       (47)        --         --         --         --         --
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                  30         61     (1,279)     2,135      1,197        891         --         --         --         --        154
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
             (83,095)    59,356   (436,334)    14,238   (199,999)   103,473     (2,203)    34,890    (26,673)   (41,277)    74,514
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
             (80,056)    50,393   (419,589)   (45,465)  (166,187)    81,154      4,984     31,673    (21,690)   (70,039)   108,169
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
             108,062     57,669    731,282    776,747    419,099    337,945     65,480     33,807    132,962    203,001    311,999
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
           $  28,006  $ 108,062  $ 311,693  $ 731,282  $ 252,912  $ 419,099  $  70,464  $  65,480  $ 111,272  $ 132,962  $ 420,168
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
               3,757      8,534      7,758     24,234      7,800     18,318      1,979      4,826         --        227     29,084
                   1         63      1,904      2,006        837        920        207         96      1,367      2,005      1,025
             (11,538)    (3,442)   (39,064)   (25,709)   (22,794)   (12,020)    (2,346)    (1,999)    (3,668)    (5,284)   (22,285)
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
              (7,780)     5,155    (29,402)       531    (14,157)     7,218       (160)     2,923     (2,301)    (3,052)     7,824
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                   3          5         35        316         91         65         --         --         --         --         15
                  --         --          2         --          4          2         --         --         --         --         --
                  --         --       (128)      (172)       (15)        (3)        --         --         --         --         --
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                   3          5        (91)       144         80         64         --         --         --         --         15
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
           $      18  $      (3) $     294  $   1,341  $     611  $   1,075  $     176  $     148  $     161  $     140  $   2,162
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

            ------------    -------------    ---------------

            CORE FIXED                          HIGH YIELD
              INCOME            BOND              BOND
            ------------    --------------   ---------------

            10/1/93-  10/1/94- 10/1/93-   1/11/95(1)-
            9/30/94   9/30/95  9/30/94     9/30/95
            -------    -------    -------    -------

            -------    -------    -------    -------------
           $  17,209  $   5,526  $   5,971     $     971
             (11,191)    (6,522)     2,576            81
             (23,150)    13,663    (18,567)          364
           ---------  ---------  ---------  ---------------
             (17,132)    12,667    (10,020)        1,416
           ---------  ---------  ---------  ---------------
             (16,555)    (5,869)    (5,734)         (781)
                  (1)        (7)        (3)           --
              (3,124)      (876)    (5,659)           --
                  --         (1)        (1)           --
           ---------  ---------  ---------  ---------------
             (19,680)    (6,753)   (11,397)         (781)
           ---------  ---------  ---------  ---------------
             184,547     39,415     92,376        23,824
               4,319      3,304      5,656           755
            (135,897)  (117,666)   (40,460)       (1,490)
           ---------  ---------  ---------  ---------------
              52,969    (74,947)    47,572        23,089
           ---------  ---------  ---------  ---------------
                  44         32        154            --
                  --          4          3            --
                  --        (31)       (40)           --
           ---------  ---------  ---------  ---------------
                  44          5        117            --
           ---------  ---------  ---------  ---------------
              53,013    (74,942)    47,689        23,089
           ---------  ---------  ---------  ---------------
              16,201    (69,028)    26,272        23,724
           ---------  ---------  ---------  ---------------
             295,798    123,435     97,163            --
           ---------  ---------  ---------  ---------------
           $ 311,999  $  54,407  $ 123,435     $  23,724
           ---------  ---------  ---------  ---------------
           ---------  ---------  ---------  ---------------
              17,953      3,914      8,530         2,297
                 422        328        513            72
             (13,274)   (11,635)    (4,585)         (140)
           ---------  ---------  ---------  ---------------
               5,101     (7,393)     4,458         2,229
           ---------  ---------  ---------  ---------------
           ---------  ---------  ---------  ---------------
                   5          3         15            --
                  --         --         --            --
                  --         (3)        (4)           --
           ---------  ---------  ---------  ---------------
                   5         --         11            --
           ---------  ---------  ---------  ---------------
           ---------  ---------  ---------  ---------------
           $   1,987  $     279  $     629     $     190
           ---------  ---------  ---------  ---------------
           ---------  ---------  ---------  ---------------


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust -- For the periods ended September 30

                                      Net Realized                 Distributions
            Net Asset       Net            and         Dividends      from                              Net Assets    Ratio of
              Value     Investment     Unrealized      from Net     Realized     Net Asset                End of      Expenses
            Beginning     Income     Gains (Losses)   Investment     Capital     Value End     Total      Period     to Average
            of Period     (Loss)      on Securities     Income        Gains      of Period    Return       (000)     Net Assets
--------------------------------------------------------------------------------------------------------------------------
--------------------------------
LARGE CAP VALUE PORTFOLIO(A)
--------------------------------
CLASS A
 1995       $   10.71    $    0.33      $    2.44      $   (0.33)   $   (0.15)   $   13.00       26.83%  $ 331,692         0.76%
 1994           11.54         0.28          (0.46)         (0.27)       (0.38)       10.71       (1.64)%    133,178        0.75%
 1993           12.49         0.31           0.22          (0.33)       (1.15)       11.54        4.35%    205,157         0.75%
 1992           12.05         0.34           0.71          (0.33)       (0.28)       12.49        9.17%    242,065         0.75%
 1991            9.30         0.35           2.92          (0.35)       (0.17)       12.05       35.95%    187,876         0.75%
-------------------------------
LARGE CAP GROWTH PORTFOLIO
-------------------------------
 1995 (9)   $   10.00    $    0.11      $    2.72      $   (0.08)   $      --    $   12.75       37.90%  $ 297,377         0.85%
-----------------------------
SMALL CAP VALUE PORTFOLIO
-----------------------------
1995 (10)   $   10.00    $    0.03      $    2.19      $   (0.03)   $      --    $   12.19       29.38%  $ 102,975         1.10%
-------------------------------
SMALL CAP GROWTH PORTFOLIO
-------------------------------
CLASS A
 1995       $   14.04    $   (0.14)     $    5.98      $      --    $      --    $   19.88       41.65%  $ 310,238         1.10%
 1994           14.67        (0.05)          0.07             --        (0.65)       14.04        0.23%    300,296         1.01%
 1993           10.65        (0.02)          4.05          (0.01)          --        14.67       37.81%    193,816         0.97%
 1992(4)        10.00         0.02           0.65          (0.02)          --        10.65       15.07%     36,191         0.97%
CLASS D
 1995       $   13.99    $   (0.09)     $    5.88      $      --    $      --    $   19.78       41.44%*  $     786        1.50%
 1994(7)        14.04        (0.02)         (0.03)            --           --        13.99       (3.02)%*        171       1.49%
--------------------
MID CAP PORTFOLIO
--------------------
CLASS A
 1995       $   10.89    $    0.01      $    2.14      $      --    $      --    $   13.04       19.78%  $  27,898         0.94%
 1994           12.10         0.01          (0.98)         (0.01)       (0.23)   $   10.89       (8.10)%    108,002        0.93%
 1993(3)        10.00         0.01           2.10          (0.01)          --        12.10       34.06%     57,669         0.90%
CLASS D
 1995       $   10.87    $   (0.01)     $    2.10      $      --    $      --    $   12.96       19.26%*  $     108        1.30%
 1994(6)        11.19        (0.01)         (0.31)            --           --        10.87       (8.63)%*         60       1.36%
----------------------------------
CAPITAL APPRECIATION PORTFOLIO
----------------------------------
CLASS A
 1995       $   15.18    $    0.22      $    2.42      $   (0.23)   $   (0.89)   $   16.70       19.03%  $ 310,693         0.84%
 1994           16.36         0.24          (0.22)         (0.25)       (0.95)       15.18       (0.11)%    729,100        0.79%
 1993           15.09         0.32           1.68          (0.30)       (0.43)       16.36       13.50%    776,745         0.75%
 1992           14.15         0.30           1.23          (0.30)       (0.29)       15.09       11.03%    536,028         0.75%
 1991           11.21         0.41           3.06          (0.40)       (0.13)       14.15       31.69%    248,440         0.75%
CLASS D
 1995       $   15.17    $    0.12      $    2.45      $   (0.16)   $   (0.89)   $   16.69       18.52%*  $   1,000        1.24%
 1994           16.36         0.18          (0.22)         (0.20)       (0.95)       15.17       (0.46)%*      2,182       1.24%
 1993(2)        16.17         0.05           0.16          (0.02)          --        16.36       10.65%*          2        1.15%
---------------------------
EQUITY INCOME PORTFOLIO
---------------------------
CLASS A
 1995       $   14.06    $    0.55      $    2.48      $   (0.55)   $   (0.47)   $   16.07       23.00%  $ 250,609         0.82%
 1994           15.00         0.51          (0.38)         (0.50)       (0.57)       14.06        1.05%    418,207         0.78%
 1993           13.33         0.54           1.75          (0.51)       (0.08)       15.00       17.34%    337,939         0.75%
 1992           12.36         0.52           1.05          (0.52)       (0.08)       13.33       13.03%    178,756         0.75%
 1991           10.09         0.57           2.54          (0.60)       (0.24)       12.36       32.05%     93,552         0.75%
CLASS D
 1995       $   14.04    $    0.48      $    2.50      $   (0.50)   $   (0.47)   $   16.05       22.62%*  $   2,303        1.22%
 1994           15.00         0.45          (0.38)         (0.46)       (0.57)       14.04        0.61%*        892        1.20%
 1993(1)        14.82         0.02           0.16             --           --        15.00       42.39%*          6        1.15%

                                       Ratio of Net
           Ratio of Net    Ratio of     Investment
            Investment     Expenses    Income (Loss)
              Income      to Average    to Average
              (Loss)      Net Assets    Net Assets     Portfolio
            to Average    (Excluding    (Excluding     Turnover
            Net Assets     Waivers)      Waivers)        Rate
------------------------------------------------------------------------------------------------------------------------------
--------------------------------
LARGE CAP VALUE PORTFOLIO(A)
--------------------------------
CLASS A
 1995             2.92%         0.82%         2.86%           99%
 1994             2.51%         0.75%         2.51%           67%
 1993             2.64%         0.76%         2.63%           96%
 1992             2.79%         0.80%         2.74%           17%
 1991             3.11%         0.83%         3.03%           25%
-------------------------------
LARGE CAP GROWTH PORTFOLIO
-------------------------------
 1995 (9)         1.15%         0.89%         1.11%           44%
-----------------------------
SMALL CAP VALUE PORTFOLIO
-----------------------------

1995 (10)         0.26%         1.12%         0.24%           64%
-------------------------------
SMALL CAP GROWTH PORTFOLIO
-------------------------------
CLASS A
 1995            (0.60)%        1.13%        (0.63)%         113%
 1994            (0.51)%        1.11%        (0.61)%          97%
 1993            (0.25)%        1.14%        (0.42)%          85%
 1992(4)          0.49%         1.29%         0.17%           33%
CLASS D
 1995            (1.03)%        1.55%        (1.08)%         113%
 1994(7)         (0.92)%        1.52%        (0.95)%          97%
--------------------
MID CAP PORTFOLIO
--------------------
CLASS A
 1995             0.04%         1.09%        (0.11)%         108%
 1994             0.03%         1.06%        (0.10)%          89%
 1993(3)          0.26%         1.12%         0.04%           87%
CLASS D
 1995            (0.06)%        1.48%        (0.24)%         108%
 1994(6)         (0.41)%        1.45%        (0.50)%          89%
----------------------------------
CAPITAL APPRECIATION PORTFOLIO
----------------------------------
CLASS A
 1995             1.39%         0.89%         1.34%          107%
 1994             1.45%         0.84%         1.40%          109%
 1993             2.06%         0.84%         1.97%          119%
 1992             2.12%         0.88%         1.99%           84%
 1991             3.10%         0.94%         2.91%           83%
CLASS D
 1995             0.98%         1.29%         0.93%          107%
 1994             1.20%         1.27%         1.16%          109%
 1993(2)          2.54%         1.24%         2.45%          119%
---------------------------
EQUITY INCOME PORTFOLIO
---------------------------
CLASS A
 1995             3.72%         0.88%         3.66%           47%
 1994             3.68%         0.84%         3.62%           28%
 1993             3.73%         0.85%         3.63%           39%
 1992             4.15%         0.87%         4.03%           18%
 1991             4.99%         0.86%         4.88%           42%
CLASS D
 1995             3.21%         1.30%         3.13%           47%
 1994             3.36%         1.35%         3.21%           28%
 1993(1)          5.39%         1.46%         5.08%           39%

--------------------------------------------------------------------------------

                                      Net Realized                 Distributions
            Net Asset                      and         Dividends      from                              Net Assets    Ratio of
              Value         Net        Unrealized      from Net     Realized     Net Asset                End of      Expenses
            Beginning   Investment   Gains (Losses)   Investment     Capital     Value End     Total      Period     to Average
            of Period     Income      on Securities     Income        Gains      of Period    Return       (000)     Net Assets
--------------------------------------------------------------------------------------------------------------------------
-----------------------
BALANCED PORTFOLIO
-----------------------
CLASS A
 1995       $   11.52    $    0.34      $    1.34      $   (0.34)   $   (0.10)   $   12.76       15.05%  $  70,464         0.75%
 1994           12.24         0.23          (0.62)         (0.22)       (0.11)       11.52       (3.25)%    65,480         0.75%
 1993           11.35         0.25           1.29          (0.26)       (0.39)       12.24       14.49%     33,807         0.75%
 1992           10.70         0.52           0.73          (0.53)       (0.07)       11.35       11.64%      5,974         0.75%
 1991            9.77         0.65           0.96          (0.68)          --        10.70       15.96%      2,174         0.75%
----------------------------
CAPITAL GROWTH PORTFOLIO
----------------------------
 1995       $   11.55    $    0.22      $    2.05      $   (0.21)   $   (1.53)   $   12.08       23.96%  $ 111,272         0.00%
 1994           13.94         0.20          (0.04)         (0.20)       (2.35)       11.55        1.51%    132,962         0.00%
 1993           12.50         0.21           2.66          (0.21)       (1.22)       13.94       24.40%    203,001         0.00%
 1992           11.51         0.55           1.81          (0.57)       (0.80)       12.50       18.87%    170,829         0.00%
 1991            8.38         0.26           3.16          (0.25)       (0.04)       11.51       43.00%    123,057         0.00%
-----------------------------------
CORE FIXED INCOME PORTFOLIO(B)
-----------------------------------
CLASS A
 1995       $    9.65    $    0.65      $    0.82      $   (0.66)   $      --    $   10.46       15.87%  $ 419,959         0.55%
 1994           10.87         0.56          (1.12)         (0.55)       (0.11)        9.65       (5.36)%   311,955         0.55%
 1993           10.77         0.60           0.23          (0.60)       (0.18)       10.87        8.58%    295,798         0.55%
 1992           10.30         0.69           0.49          (0.69)       (0.02)       10.77       11.91%    213,632         0.55%
 1991            9.79         0.73           0.52          (0.74)          --        10.30       13.31%    153,356         0.55%
CLASS D
 1995       $    9.65    $    0.62      $    0.79      $   (0.62)   $      --    $   10.44       15.24%*  $    209         0.95%
 1994 (8)        9.77         0.21          (0.15)         (0.18)          --         9.65        3.29%*        44         0.92%
----------------
BOND PORTFOLIO
----------------
CLASS A
 1995       $    9.95    $    0.70      $    0.97      $   (0.69)   $   (0.07)   $   10.86       17.53%  $  54,286         0.55%
 1994           12.25         0.59          (1.62)         (0.59)       (0.68)        9.95       (9.12)%   123,329         0.55%
 1993           11.09         0.66           1.19          (0.67)       (0.02)       12.25       17.36%     97,163         0.55%
 1992           10.47         0.73           0.62          (0.73)          --        11.09       13.52%     65,061         0.55%
 1991            9.39         0.76           1.10          (0.77)       (0.01)       10.47       20.56%     40,683         0.55%
CLASS D
 1995       $    9.94    $    0.62      $    1.00      $   (0.65)   $   (0.07)   $   10.84       16.97%*  $    121         0.95%
 1994           12.24         0.58          (1.64)         (0.56)       (0.68)        9.94       (9.37)%*      106         0.95%
 1993(5)        12.07         0.07           0.15          (0.05)          --        12.24       14.75%*         2         0.95%
-----------------------------
HIGH YIELD BOND PORTFOLIO
-----------------------------
1995 (11)   $   10.00    $    0.67      $    0.55      $   (0.58)   $      --    $   10.64       17.72%  $  23,724         0.67%

                                       Ratio of Net
                           Ratio of     Investment
           Ratio of Net    Expenses       Income
            Investment    to Average    to Average
              Income      Net Assets    Net Assets     Portfolio
            to Average    (Excluding    (Excluding     Turnover
            Net Assets     Waivers)      Waivers)        Rate
------------------------------------------------------------------------------------------------------------------------------
-----------------------
BALANCED PORTFOLIO
-----------------------
CLASS A
 1995             2.92%         0.90%         2.77%          159%
 1994             2.05%         0.91%         1.89%          149%
 1993             2.24%         0.94%         2.05%          109%
 1992             4.83          1.12%         4.46%          101%
 1991             5.68%         2.54%         3.89%           19%
----------------------------
CAPITAL GROWTH PORTFOLIO
----------------------------
 1995             1.97%         0.56%         1.41%           40%
 1994             1.61%         0.54%         1.07%           81%
 1993             1.63%         0.54%         1.09%          120%
 1992             1.78%         0.55%         1.23%          111%
 1991             2.60%         0.59%         2.01%          135%
-----------------------------------
CORE FIXED INCOME PORTFOLIO(B)
-----------------------------------
CLASS A
 1995             6.60%         0.68%         6.47%          294%
 1994             5.57%         0.62%         5.50%          370%
 1993             5.63%         0.66%         5.52%           35%
 1992             6.71%         0.68%         6.58%           39%
 1991             7.41%         0.73%         7.23%           44%
CLASS D
 1995             6.17%         1.09%         6.03%          294%
 1994 (8)         5.91%         1.00%         5.83%          370%
----------------
BOND PORTFOLIO
----------------
CLASS A
 1995             6.46%         0.70%         6.31%           79%
 1994             5.61%         0.67%         5.49%           73%
 1993             5.87%         0.66%         5.76%           47%
 1992             6.98%         0.71%         6.82%           24%
 1991             7.77%         0.76%         7.56%            8%
CLASS D
 1995             5.96%         1.10%         5.81%           79%
 1994             5.38%         1.86%         4.47%           73%
 1993(5)          4.66%         1.06%         4.55%           47%
-----------------------------
HIGH YIELD BOND PORTFOLIO
-----------------------------

1995 (11)        10.02%         0.86%         9.83%           56%

 1 Equity Income Class D shares were offered beginning September 22, 1993. All ratios including total return for that period have been annualized.
 2 Capital Appreciation Class D shares were offered beginning August 16, 1993.
   All ratios including total return for that period have been annualized.
 3 Mid-Cap Growth Class A shares were offered beginning February 16, 1993. All ratios including total return for that period have been annualized.
 4 Small Cap Growth Class A shares were offered beginning April 20, 1992. All ratios including total return for that period have been annualized.
 5 Bond Class D shares were offered beginning August 16, 1993. All ratios including total return for that period have been annualized.
 6 Mid-Cap Growth Class D shares were offered beginning May 2, 1994. All ratios including total return for that period have been annualized.
 7 Small Cap Growth Class D shares were offered May 2, 1994. All ratios including total return for that period have been annualized.
 8 Core Fixed Income Class D shares were offered beginning May 9, 1994. All ratios including total return for that period have been annualized.
 9 Large Cap Growth shares were offered beginning December 20, 1994. All ratios including total return for that period have been annualized.
10 Small Cap Value shares were offered beginning December 20, 1994. All ratios including total return for that period have been annualized.
11 High Yield Bond shares were offered beginning January 11, 1995. All ratios including total return for that period have been annualized.
* Sales load is not reflected in total return.
(a) During the year ended September 30, 1995, the Value Portfolio changed its name to the Large Cap Value Portfolio.
(b) During the year ended September 30, 1995, the Intermediate Bond Portfolio changed its name to the Core Fixed Income Portfolio.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

1.   ORGANIZATION

SEI Institutional Managed Trust (the "Trust") is organized as a Massachusetts business trust under a Declaration of Trust dated October 20, 1986.

2.   SIGNIFICANT ACCOUNTING POLICIES

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with twelve diversified Portfolios and one non-diversified portfolio (the "Portfolios"): Large Cap Value, Large Cap Growth, Small Cap Value, Small Cap Growth, Mid-Cap, Capital Appreciation, Equity Income, Balanced, Capital Growth, Core Fixed Income, Bond, and High Yield Bond. The Real Estate Securities Portfolio (the non-diversified portfolio) had not commenced operations as of September 30, 1995. The Trust is registered to offer Class A, Class B and Class D shares of the Large Cap Value, Large Cap Growth, Small Cap Value, Small Cap Growth, Mid-Cap, Capital Appreciation, Equity Income, Balanced, Core Fixed Income, Bond, and High Yield Bond Portfolios. The following is a summary of the significant accounting policies followed by the Trust.

     Security Valuation--Investments in equity securities which are traded on a national securities exchange (or reported on NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations with remaining maturities in excess of sixty days are valued at the most recently quoted bid price. Debt obligations with remaining maturities of sixty days or less are valued at their amortized cost.

     Federal Income Taxes--It is each Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

     Net Asset Value Per Share--Net asset value per share is calculated on a daily basis by dividing the assets of each Portfolio less its liabilities by the number of outstanding shares of the Portfolio.

     Repurchase Agreements--Securities pledged as collateral for repurchase agreements are held by each Portfolio's custodian bank until maturity of the Repurchase Agreement. Provisions of the Agreement and procedures adopted by the Manager and the Advisers of the Trust ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. The Portfolios also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker's custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Portfolios may be delayed or limited.

     Discount and Premium Amortization--All amortization is calculated using the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

     Classes--Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non class-specific expenses are allocated to the respective classes on the basis of relative daily net assets.

     Distributions--Distributions from net investment income are paid to Shareholders monthly for the Large Cap Value, Capital Appreciation, Equity Income, Balanced, Capital Growth, Core Fixed Income, Bond, and High Yield Bond Portfolios and quarterly for the Large Cap Growth, Small Cap Value, Small Cap Growth, and Mid-Cap Portfolios. Any net realized capital gains on the sales of securities by a Portfolio are distributed annually to the Shareholders of that Portfolio.

--------------------------------------------------------------------------------

     Effective October 1, 1993, the Fund adopted Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies." In connection therewith $1,433,000 relating to permanent differences attributable to cumulative net operating losses of the Small Cap Growth Portfolio as of September 30, 1995 have been reclassified from that portfolio's accumulated net investment loss to paid-in-capital.

     Futures Contracts--The Large Cap Growth and Large Cap Value Portfolios utilized S&P futures contracts and the Core Fixed Income Portfolio utilized U.S. Long Bond futures contracts to a limited extent during the year ended September 30, 1995. The Large Cap Growth and Large Cap Value Portfolio's investment in S&P 500 Index futures contracts is designed to enable the Portfolios' to more closely approximate the performance of their benchmark indices. The Core Fixed Income Portfolio's use of futures contracts is primarily for tactical hedging purposes. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

     Risks related to futures contracts include the possibility that there may not be a liquid market for the contracts, that changes in the values of the contract may not directly correlate with changes in the values of the underlying securities, and that the counterparty to a contract may default on its obligation to perform.

     Structured Notes and Indexed Notes--The Core Fixed Income Portfolio may invest in structured notes and indexed notes whose values are linked either directly or inversely to changes in foreign currency exchange rates, interest rates, indexes, or other reference instruments. The values of these instruments may be more volatile than the rates, indexes or instruments to which they refer, but any loss is limited to the amount of the original investment.

     Other--Security transactions are recorded on the trade date of the security purchase or sale. Cost used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting.

3.   MANAGEMENT, INVESTMENT ADVISORY, AND DISTRIBUTION AGREEMENTS

The Trust and SEI Financial Management Corporation ("SFM") (the "Manager"), a wholly-owned subsidiary of SEI Corporation, are parties to a management agreement (the "Agreement") dated January 22, 1987. Under this agreement, the Manager provides management, administrative, and shareholder servicing for an annual fee of .35% of the average daily net assets of the Large Cap Value, Large Cap Growth, Small Cap Value, High Yield Bond, Small Cap Growth, Mid-Cap, Capital Appreciation, Equity Income, and Balanced Portfolios; .50% of the average daily net assets of the Capital Growth Portfolio; .43% of the average daily net assets of the Core Fixed Income Portfolio; and .28% of the average daily net assets of the Bond Portfolio. The Manager has agreed to waive a portion of its fee so that the total annual expenses of each Portfolio will not exceed the lower of the maximum limitations established by certain states or voluntary expense limitations adopted by the Manager. In the event that the total annual expenses of a Portfolio, after reflecting a waiver of all fees by the Manager, exceed the specific limitation, the Manager has agreed to bear such excess.

     As of December 16, 1994, SFM serves as the investment advisor to the Large Cap Value, Large Cap Growth, Small Cap Value and High Yield Bond Portfolios pursuant to an investment advisory agreement with the Trust. For its services, SFM receives a fee of .35% of the average daily net

--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

assets of the Large Cap Value Portfolio, .40% of the average daily net assets of the Large Cap Growth Portfolio, .65% of the average daily net assets of the Small Cap Value Portfolio, and .4875% of the average daily net assets of the High Yield Bond Portfolio. For the year ended September 30, 1995, SFM received $593,000, $507,000, $300,000, and $31,000 as compensation for its services as investment adviser to the Large Cap Value, Large Cap Growth, Small Cap Value and High Yield Bond Portfolios, respectively.

     As of July 10, 1995, SFM serves as the investment advisor to the Balanced, Capital Appreciation, Equity Income and Bond Portfolios pursuant to an investment advisory agreement with the Trust. For its services, SFM receives a fee of .40% of the average daily net assets of the Balanced, Capital Appreciation, and Equity Income Portfolios and .275% of the average daily net assets of the Bond Portfolio. For the year ended September 30, 1995, SFM received $63,000, $292,000, $273,000 and $37,000 as compensation for its services as investment adviser to the Balanced, Capital Appreciation, Equity Income, and Bond Portfolios, respectively.

     As of August 11, 1995 and August 14, 1995, SFM serves as the investment advisor to the Small Cap Growth and Mid-Cap Portfolios, respectively, pursuant to an investment advisory agreement with the Trust. For its services, SFM receives a fee of .65% of the average daily net assets of the Small Cap Growth Portfolio and .40% of the average daily net assets of the Mid-Cap Portfolio. For the year ended September 30, 1995, SFM received $269,000 and $14,000 as compensation for its services as investment adviser to the Small Cap and Mid-Cap Portfolios, respectively.

     Mellon Equity Associates ("Mellon") serves as an investment sub-advisor to a portion of the assets of the Large Cap Value Portfolio, and is party to an investment sub-advisory agreement with the Trust dated December 16, 1994. Under the investment sub-advisory agreement with the Trust and SFM, Mellon receives an annual fee, paid by SFM, of .20% of the average monthly market value of investments under its management. Prior to December 16, 1994, Mellon served as the investment advisor of the Large Cap Value Portfolio, and was party to an investment advisory agreement with the Trust dated October 3, 1994. Under the investment advisory agreement, Mellon was paid a fee at the annual rate of .20% of the average daily net assets of the Portfolio. Prior to October 3, 1994 Duff & Phelps Investment Management Company ("Duff & Phelps") served as the investment advisor of the Large Cap Value Portfolio, and was party to an investment advisory agreement with the Trust dated October 22, 1992. Under the investment advisory agreement, Duff & Phelps was paid a fee at the annual rate of .20% of the average daily net assets of the Portfolio. For the year ended September 30, 1995, Duff & Phelps and Mellon received $2,000 and $37,000, respectively as compensation for their services as investment advisor to the Portfolio.

     Merus Capital Management ("Merus") serves as an investment sub-advisor to a portion of the assets of the Large Cap Value Portfolio, and is party to an investment sub-advisory agreement with the Trust and SFM dated December 16, 1994. Under the investment sub-advisory agreement, Merus receives an annual fee, paid by SFM, of .20% of the average monthly market value of investments under its management

     Merus Capital Management ("Merus") serves as investment sub-adviser to the Equity Income Portfolio and is party to an investment sub-advisory agreement with the Trust and SFM dated July 10, 1995. Prior to July 10, 1995, Merus served as investment adviser of the Equity Income Portfolio, and was party to an investment advisory agreement with the Trust dated September 27, 1987. Under the agreement, Merus received an annual fee of .25% of the average daily net assets of the Equity Income Portfolio. For the year ended September 30, 1995, Merus received $647,000 as compensation for its services as investment adviser to the Portfolio.

     LSV Capital Management ("LSV") serves as an investment sub-advisor to a portion of the assets of the Large Cap Value Portfolio, and is party to an investment sub-advisory agreement with the Trust and SFM dated March 10, 1995. Under the investment sub-advisory agreement, LSV receives

--------------------------------------------------------------------------------

an annual fee, paid by SFM, of .20% of the average monthly market value of investments under its management.

     lDS Advisory Group Inc. serves as an investment sub-advisor to a portion of the assets of the Large Cap Growth Portfolio, and is party to an investment sub-advisory agreement with the Trust and SFM dated December 16, 1994. Under the investment sub-advisory agreement, IDS Advisory Group Inc. is entitled to an annual fee of the greater of $125,000 or a fee paid monthly by SFM at an annual rate of .25% of the average monthly market value of investments under its management.

     Alliance Capital Management L.P. ("Alliance") serves as an investment sub-advisor to a portion of the assets of the Large Cap Growth Portfolio, and is party to an investment sub-advisory agreement with the Trust and SFM dated December 16, 1994. Under the investment sub-advisory agreement, Alliance is entitled to an annual fee of the greater of $125,000 or a fee paid monthly by SFM at an annual rate of .25% of the average monthly market value of investments under its management.

     1838 Investment Advisors, L.P. ("1838") serves as an investment sub-advisor for the Small Cap Value Portfolio, and is party to an investment sub-advisory agreement with the Trust and SFM dated December 16, 1994. Under the investment sub-advisory agreement, 1838 receives an annual fee of .50% of the average monthly market value of investments under its management.

     Investment Advisers, Inc, Nicholas-Applegate Capital Management, Pilgrim Baxter & Associates, Wall Street Associates, and Apodaca-Johnston serve as investment sub-advisers of the Small Cap Growth Portfolio and are parties to investment sub-advisory agreements with the Trust and SFM dated August 14, 1995. Prior to August 14, 1995, Investment Advisers, Inc, Nicholas-Applegate Capital Management, and Pilgrim Baxter & Associates served as investment advisers of the Small Cap Growth Portfolio, and were parties to investment advisory agreements with the Trust dated July 1, 1993. Under the agreements, the advisers received an annual fee of .50% of the average daily net assets of the portion of the Portfolio that they advised. For the year ended September 30, 1995, Investment Advisers, Inc, Nicholas-Applegate Capital Management, and Pilgrim Baxter & Associates, received $404,000, $406,000, and $414,000, respectively, as compensation for their services as investment advisers to the Portfolio.

     Martingale Asset Management serves as investment sub-adviser to the Mid-Cap Portfolio and is party to an investment sub-advisory agreement with the Trust and SFM dated August 14, 1995. Prior to August 14, 1995, Nicholas-Applegate Capital Management served as investment adviser of the Mid-Cap Portfolio, and was party to an investment advisory agreement with the Trust dated November 16, 1992. Under the agreement, the adviser received an annual fee of .45% of the first $100,000,000 of the Portfolio's average daily net assets and .40% of the average daily net assets in excess of $100,000,000. For the year ended September 30, 1995, Nicholas-Applegate Capital Management received $221,000 as compensation for its services as investment adviser to the Portfolio.

     SunBank Capital Management, N.A. ("SunBank") serves as investment sub-adviser of the Capital Appreciation and Balanced Portfolios and is party to an investment sub-advisory agreement with the Trust and SFM dated July 10, 1995. Prior to July 11, 1995, SunBank served as investment adviser of the Capital Appreciation and Balanced Portfolios and was party to an investment advisory agreement with the Trust dated September 9, 1987 for the Capital Appreciation Portfolio and September 6, 1992 for the Balanced Portfolio. Under the agreement, the adviser received an annual fee of .25% of the average daily net assets of the Portfolios. For the year ended September 30, 1995, SunBank received $999,000 and $130,000 for the Capital Appreciation and Balanced Portfolios, respectively, as compensation for its services as investment adviser. SunBank is the adviser of the Capital Growth Portfolio and is party to an investment advisory agreement with the Trust dated September 9, 1987. SunBank is not paid a fee by the Trust for the investment advisory

--------------------------------------------------------------------------------
SEI Institutional Managed Trust--September 30, 1995

services connected with the Capital Growth Portfolio.

     Boatmen's Trust Company serves as investment sub-adviser to the Bond Portfolio and is party to an investment sub-advisory agreement with the Trust and SFM dated July 10, 1995. Prior to July 10, 1995, Boatmen's Trust Company served as investment adviser of the Bond Portfolio, and was party to an investment advisory agreement with the Trust dated December 29, 1988. Under the agreement, the adviser received an annual fee of .125% of the average daily net assets of the Bond Portfolio. For the year ended September 30, 1995, Boatmen's Trust Company received $90,000 as compensation for its services as investment adviser to the Portfolio.

     Western Asset Management, the adviser of the Core Fixed Income Portfolio is party to an investment advisory agreement dated January 19, 1994. Under the investment advisory agreement, Western Asset Management receives an annual fee of .125% of the average daily net assets of the Portfolio.

     BEA Associates ("BEA") serves as investment sub-adviser to the High Yield Bond Portfolio and is party to an investment sub-advisory agreement with the Trust dated August 11, 1995. Under the investment sub-advisory agreement, BEA is entitled to a fee paid monthly by SFM of .3375% of the average monthly market value of investments under its management. Prior to August 11, 1995 BEA Associates acted as investment sub-adviser to the Portfolio under an agreement with SFM pursuant to which BEA received no compensation. Prior to April 24, 1995, CS First Boston Investment Management Corporation ("CS First Boston") acted as investment sub-advisor to the High Yield Bond Portfolio under an agreement with the Trust dated December 16, 1994. Under this agreement CS First Boston was entitled to a fee paid monthly by SFM of .3375% of the average monthly market value of investments under its management.

     SEI Financial Services Company ("the Distributor"), a wholly-owned subsidiary of SEI Corporation and a registered broker-dealer, acts as the distributor of the shares of the Trust under distribution plans which provide for the Trust to reimburse the Distributor for certain distribution-related expenses incurred by the Distributor. Such expenses may not exceed .30% of the average daily net assets of a Portfolio, provided these expenses are permissible as to both type and amount under a budget approved and monitored by the Board of Trustees.

     In addition to providing for the reimbursement payments described above, the Class B and Class D distribution plans provide for additional payments to the Distributor. This additional payment may be used to compensate financial institutions that provide distribution-related services to their customers. Distribution-related expenses for the Class B and Class D shares of the Portfolios may not exceed .60%.

     The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on portfolio transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission ("SEC"). Accordingly, it is expected that portfolio transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

4.   ORGANIZATIONAL COSTS AND TRANSACTIONS WITH AFFILIATES

Organizational costs have been capitalized by the Fund and are being amortized over sixty months commencing with operations. In the event any of the initial shares are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares outstanding at the time of the redemption.

     Certain officers and/or trustees of the Trust are also officers of the Manager. The Trust pays each unaffiliated Trustee an annual fee for attendance of quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Manager.

     Each of the Portfolios also used the Distributor as an agent in placing repurchase agreements. For

--------------------------------------------------------------------------------

this service the Distributor retains a portion of the interest earned as a commission. Such commissions for repurchase agreements placed during the year ended September 30, 1995 were nominal in the aggregate.

5.   INVESTMENT TRANSACTIONS

The cost of security purchases and proceeds from the sale of securities including US Government securities, other than temporary cash investments during the period ended September 30, 1995, were as follows:

                                     PURCHASES     SALES
                                       (000)       (000)
                                    -----------  ---------
Large Cap Value                     $   345,346  $ 192,124
Large Cap Growth                        318,055     70,314
Small Cap Value                         123,603     35,691
Small Cap Growth                        307,783    399,622
Mid Cap                                  57,084    138,545
Capital Appreciation                    481,210    918,980
Equity Income                           141,928    343,717
Balanced                                102,095    100,354
Capital Growth                           41,026     88,495
Core Fixed Income                     1,052,129    986,329
Bond                                     57,324    132,264
High Yield Bond                          29,151      7,241

     On September 30, 1995, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation on securities at September 30, 1995 is as follows:

                                                      NET
                        APPRECIATED  DEPRECIATED  UNREALIZED
                        SECURITIES   SECURITIES   APPRECIATION
                           (000)        (000)        (000)
                        -----------  -----------  -----------
Large Cap Value          $  45,561    $   2,072    $  43,489
Large Cap Growth            37,745        4,214       33,531
Small Cap Value             13,584        2,720       10,864
Small Cap Growth            92,372        3,840       88,532
Mid Cap                      2,920          567        2,353
Capital
  Appreciation              39,830        7,913       31,917
Equity Income               39,716          832       38,884
Balanced                     5,148          698        4,450
Capital Growth              18,626        3,324       15,302
Core Fixed Income           14,930          985       13,945
Bond                         3,309            1        3,308
High Yield Bond                650          286          364

     The market values of the Core Fixed Income, Bond and High Yield Bond Portfolios' investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

     At September 30, 1995 the following Portfolios had available realized capital losses to offset future net capital gains through fiscal year ended 2004.

                                                      (000)
                                                    ---------
Mid-Cap                                             $     944
Core Fixed Income                                       1,299

6.   FUTURES CONTRACTS:

The Core Fixed Income Portfolio had the following bond futures contracts open as of September 30, 1995:

                                                      UNREALIZED
  CONTRACT       NUMBER OF       TRADE    SETTLEMENT    (LOSS)
DESCRIPTION      CONTRACTS       PRICE      MONTH        (000)
------------  ---------------  ---------  ----------  -----------
US 10 Year             227     $  149.94  Dec. 1995    $     (82)
  Note (CBT)
US 10 Year              91        100.33  Dec. 1995          (63)
  Note (CBT)
                                                      -----------
                                                       $    (145)
                                                      -----------
                                                      -----------

     Futures contracts open as of September 30, 1995 are as follows:

Large Cap Growth


                                                       UNREALIZED
  CONTRACT       NUMBER OF       TRADE    SETTLEMENT      GAIN
DESCRIPTION      CONTRACTS       PRICE      MONTH         (000)
------------  ---------------  ---------  ----------  -------------
S & P 500                3     $  585.10  Dec. 1995     $       5
S & P 500                1        582.70  Dec. 1995             3
S & P 500                3        587.40  Dec. 1995             1
S & P 500                1        586.50  Dec. 1995             1
S & P 500                1        587.70  Dec. 1995             0
                                                              ---
                                                        $      10
                                                              ---
                                                              ---

Large Cap Value

S & P 500                2     $  578.78  Dec. 1995     $       9
S & P 500                3        582.73  Dec. 1995             8
S & P 500                1        581.33  Dec. 1995             4
S & P 500                3        586.33  Dec. 1995             3
S & P 500                3        587.53  Dec. 1995             1
                                                              ---
                                                        $      25
                                                              ---
                                                              ---

                           PART C. OTHER INFORMATION

Item 24.  Financial Statements and Exhibits:

     (a) Financial Statements:

     1. Audited Financial Statements for the Core Fixed Income (formerly the Intermediate Bond Portfolio), Bond, High Yield Bond, Large Cap Value, Large Cap Growth, Small Cap Value, Small Cap Growth, Mid-Cap (formerly the Mid-Cap Growth Portfolio), Capital Appreciation, Equity Income, Balanced and Capital Growth Portfolios of the Registrant for the fiscal period ended September 30, 1995, included in the Statement of Additional Information, filed as part of Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A
          (File Nos. 33-9504 and 811-4878) are included herein.



     (b) Additional Exhibits:

               (1)  Declaration of Trust./1/
               (2)  By-Laws./1/
               (3)  Not Applicable.
               (4)  Not Applicable.
               (5)  (a)  Management Agreement between the Trust and SEI
                         Financial Management Corporation./1/
               (5)  (b)  Investment Advisory Agreement between the Trust and
                         SunBank, N.A. with respect to the Trust's Capital
                         Appreciation Portfolio./3/
               (5)  (c)  Investment Advisory Agreement between the Trust and
                         The Bank of California with respect to the Trust's
                         Equity Income Portfolio./3/
               (5)  (d)  Investment Advisory Agreement between the Trust and
                         Merus Capital Management, Inc. with respect to the Trust's Equity Income Portfolio./3/
               (5)  (e)  Investment Advisory Agreement between the Trust and
                         Boatmen's Trust Company with respect to the Trust's
                         Bond Portfolio./4/
               (5)  (f)  Investment Advisory Agreement between the Trust and
                         Bank One, Indianapolis, N.A. with respect to the Trust's Limited Volatility Bond Portfolio./5/
               (5)  (g)  Schedule C to Management Agreement between the Trust and SEI Financial Management Corporation adding the
                         Mid-Cap Growth Portfolio./6/
               (5)  (h)  Investment Advisory Agreement between the Trust and
                         Nicholas-Applegate Capital Management with respect to the Trust's Mid-Cap Growth Portfolio./6/
               (5)  (i)  Investment Advisory Agreement between the Trust
                         and Investment Advisers, Inc. with respect to the Trust's Small Cap Growth.*
               (5)  (j)  Investment Advisory Agreement between the Trust
                         and Nicholas Applegate Capital Management with respect to the Trust's Small Cap Growth Portfolio.*
               (5)  (k)  Investment Advisory Agreement between the Trust
                         and Pilgrim Baxter & Associates with respect to the Trust's Small Cap Growth Portfolio.*
               (5)  (l)  Investment Advisory Agreement between the Trust and
                         Duff & Phelps Investment Management Co. with respect to the Trust's Value Portfolio./10/
               (5)  (m)  Schedule D to Management Agreement between the Trust and SEI Financial Management Corporation adding the
                         Real Estate Securities Portfolio./10/
               (5)  (n)  Investment Advisory Agreement between the Trust
                         and E.I.I. Realty Securities, Inc. with respect to the Trust's Real Estate Securities Portfolio.*

               (5)  (o)  Investment Advisory Agreement between the Trust and
                         Western Asset Management with respect to the Trust's
                         Intermediate Bond Portfolio./15/
               (5)  (p)  Investment Advisory Agreement between the Trust and
                         Mellon Equity Associates with respect to the Trust's
                         Large Cap Value Portfolio./15/
               (5)  (q)  Investment Advisory Agreement between the Trust and LSV
                         Asset Management with respect to the Trust's Large Cap
                         Value Portfolio.*
               (5)  (r)  Investment Advisory Agreement between the Trust and
                         Alliance Capital Management L.P. with respect to the Trust's Large Cap Growth Portfolio.*
               (5)  (s)  Investment Advisory Agreement between the Trust and IDS
                         Advisory Group, Inc. with respect to the Trust's Large
                         Cap Growth Portfolio.*
               (5)  (t)  Investment Advisory Agreement between the Trust and
                         1838 Investment Advisors, L.P. with respect to the Trust's Small Cap Value Portfolio.*
               (5)  (u)  Investment Advisory Agreement between the Trust and
                         Martingale Asset Management with respect to the Trust's
                         Mid-Cap Portfolio.*
               (5)  (v)  Form of Investment Advisory Agreement between the
                         Trust and BlackRock Financial Management, Inc. with respect to the Trust's Core Fixed Income Portfolio.*
               (5)  (x)  Investment Advisory Agreement between the Trust and
                         Firstar Investment Research & Management Company with respect to the Trust's Core Fixed Income Portfolio.*
               (5)  (y)  Investment Advisory Agreement between the Trust and BEA
                         Associates with respect to the Trust's High Yield Bond
                         Portfolio.*
               (5)  (z)  Investment Advisory Agreement between the Trust and
                         Boston Partners Asset Management, L.P. with respect to the Trust's Small Cap Value Portfolio.*
               (5)  (aa) Investment Advisory Agreement between the Trust and
                         Apodaca-Johnston Capital Management, Inc. with respect to the Trust's Small Cap Growth Portfolio.*
               (5)  (bb) Investment Advisory Agreement between the Trust and
                         Wall Street Associates with respect to the Trust's
                         Small Cap Growth Portfolio.*
               (6)  Distribution Agreement between the Trust and SEI Financial
                    Services Company./1/
               (7)  Not Applicable.
               (8)  (a)  Custodian Agreement between the Trust and CoreStates
                         Bank, N.A. (formerly Philadelphia National Bank)./2/
               (8)  (b)  Custodian Agreement between the Trust and United
                         States National Bank of Oregon./2/
               (9)  Not Applicable.
               (10) Opinion and Consent of Counsel./2/
               (11) Consent of Independent Public Accountants.*
               (12) Not Applicable.
               (13) Not Applicable.
               (14) Not Applicable.
               (15) (a)  Distribution Plan pursuant to Rule 12b-1 (Class A)./1/
               (15) (b)  Distribution Plan pursuant to Rule 12b-1 (Class B)./10/
               (15) (c)  Form of Distribution Plan pursuant to Rule 12b-1
                         (ProVantage Class)./12/
               (15) (d)  Rule 18F-3 Multiple Class Plan./16/
               (16) Performance Quotation Computation./13/
               (17) Powers of Attorney./14/

------------------------------------------------
 *      Filed herewith.
/1/ Incorporated by reference to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on October 17, 1986.

/2/ Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on January 29, 1987.

/3/ Incorporated by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on November 25, 1987.
/4/ Incorporated by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on November 30, 1988.
/5/ Incorporated by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on May 4, 1989.
/6/ Incorporated by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on September 15, 1992.
/7/ Incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on October 30, 1992.
/8/ Incorporated by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on December 1, 1992.
/9/ Incorporated by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on March 4, 1993.
/10/ Incorporated by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on June 21, 1993.
/11/ Incorporated by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on August 31, 1993.
/12/ Incorporated by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on December 2, 1993.
/13/ Incorporated by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on December 2, 1993.
/14/ Incorporated by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on October 7, 1994.
/15/ Incorporated by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on November 29, 1994.
/16/ Incorporated by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on June 19, 1995.

Item 25. Persons Controlled by or under Common Control with Registrant:

  None.

Item 26. Number of Holders of Securities:

  As of November 1, 1995:

                                                      Number of
                                                       Record
              Title of Class                           Holders
              --------------                          ---------
Shares of beneficial interest, without par value-
Large Cap Value Portfolio
     Class A.......................................        162
     Class D.......................................          0
Large Cap Growth Portfolio
     Class A.......................................         95
     Class D.......................................          0
Small Cap Value Portfolio
     Class A.......................................         98
     Class D.......................................          0
Small Cap Growth Portfolio
     Class A.......................................        205

     Class D.......................................         28
Mid-Cap Growth Portfolio
     Class A.......................................         91
     Class D.......................................          7
Capital Appreciation Portfolio
     Class A.......................................        224
     Class D.......................................         86
Equity Income Portfolio
     Class A.......................................         63
     Class D.......................................        105
Balanced Portfolio
     Class A.......................................         61
Capital Growth Portfolio...........................         18
Core Fixed Income Portfolio
     Class A.......................................        172
     Class D.......................................          0
Bond Portfolio
     Class A.......................................        117
     Class D.......................................         23
High Yield Bond Portfolio
     Class A.......................................         28
     Class D.......................................          0

Item 27. Indemnification:

Article VIII of the Agreement and Declaration of Trust filed as Exhibit 1 to the Registration Statement is incorporated by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28. Business and Other Connections of Investment Adviser:

  Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of each Investment Adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:

1838 Investment Advisors, L.P.

1838 Investment Advisors, L.P. is an investment sub-adviser for the Registrant's Small Cap Value Portfolio. The principal address of 1838 Investment Advisors, L.P. is 100 Matsonford Road, Radnor, Pennsylvania 19087. 1838 Investment Advisors, L.P. is an investment adviser registered under the Advisers Act.

The list required by this Item 28 of officers and directors of 1838 Investment Advisors, L.P., together with information as to any other business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by 1838 Investment Advisors, L.P. to the Advisers Act (SEC File No. 801-33025).

Alliance Capital Management L.P.

Alliance Capital Management L.P. is an investment sub-adviser for the Registrant's Large Cap Growth Portfolio. The principal address of Alliance Capital Management L.P. is 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital Management L.P. is an investment adviser registered under the Advisers Act.

The list required by this Item 28 of officers and directors of Alliance Capital Management L.P., together with information as to any other business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by Alliance Capital Management L.P. to the Advisers Act (SEC File No. 801-32361).

Apodaca-Johnston Capital Management, Inc.

Apodaca-Johnston Capital Management, Inc. is an investment sub-adviser for the Registrant's Small Cap Growth Portfolio. The principal address of Apodaca-Johnston Capital Management, Inc. is 50 California Street, Suite 3315, San Francisco, California 94111. Apodaca-Johnston Capital Management, Inc. is an investment adviser registered under the Advisers Act.

The list required by this Item 28 of officers and directors of Apodaca-Johnston Capital Management, Inc., together with information as to any other business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by Apodaca-Johnston Capital Management, Inc. to the Advisers Act (SEC File No. 801-29032).

BEA Associates

BEA Associates is an investment sub-adviser for the Registrant's High Yield Bond Portfolio. The principal address of BEA Associates is One Citicorp Center, 153 East 53rd Street, New York, New York 10022. BEA Associates is an investment adviser registered under the Advisers Act.

The list required by this Item 28 of officers and directors of BEA Associates, together with information as to any other business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by BEA Associates to the Advisers Act (SEC File No. 801-37170).


BlackRock Financial Management, Inc.

BlackRock Financial Management, Inc. is an investment sub-adviser for the Registrant's Core Fixed Income Portfolio. The principal address of BlackRock Financial Management, Inc. is 345 Park Avenue, 30th Floor, New York, New York 10154. BlackRock Financial Management, Inc. is an investment adviser registered under the Advisers Act.

The list required by this Item 28 of officers and directors of BlackRock Financial Management, Inc., together with information as to any other business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to

Schedules A and D of Form ADV filed by BlackRock Financial Management, Inc. to the Advisers Act (SEC File No. 801-48433).

     Name and Position                                       Connection with
  with Investment Adviser      Name of Other Company          Other Company
  -----------------------      ---------------------         ---------------
Boatmen's Trust Company                                  --
Howard F. Baer
Director of Adviser

Clarence C. Barksdale        Southwestern Bell Corp.     Director
Director of Adviser

                             Washington University       Vice Chairman

John F. Biggs, Jr.           Brown Group, Inc.           Senior Vice President
Director of Adviser

Gerald D. Blatherwick        Southwestern Bell           Vice Chairman
Director of Adviser          Corporation

                             Telmex                      Director

Stephen F. Brauer            Hunter Engineering Company  President
Director of Adviser

Mary Leyhe Burke, Ph.D.      Whitfield School            Head of School

George K. Conant             Tri-Star Supply, Inc.       Consultant
Director of Adviser
                             Blue Cross/Blue Shield of   Director
                             Missouri

Andrew B. Craig III          Boatmen's Bancshares, Inc.  Chairman and Chief
Director of Adviser                                      Executive Officer

                             The Boatmen's National      Director
                             Bank of St. Louis

                             The Boatmen's Bank of       Chairman
                             Delaware

                             Petrolite Corp.             Director

                             Anheuser-Busch Company,     Director
                             Inc.

                             Wm. S. Barnickel & Co.      Director

Donald Danforth, Jr.         Danforth Agri-Resources,    President
Director of Adviser          Inc.

                             Kennelwood Village, Inc.    President

                             Vector Corp.                Chairman

                             Ralston Purina Co.          Chairman

     Name and Position                                       Connection with
  with Investment Adviser      Name of Other Company          Other Company
  -----------------------      ---------------------         ---------------
Martin E. Gait, III                   --                           --
President of Adviser

A. William Hager             Hager Hinge Company         Chairman
Director of Adviser
                             Laclede Steel Co.           Director

                             Muny Opera                  Director

Samuel B. Hayes, III         Boatmen's National Bank     Chairman, President &
                             of St. Louis                C.F.O.

                             Boatmen's Bancshares, Inc.  President

Robert E. Kresko             Rekko Management Co.        President
Director of Adviser
                             Cupplos Manufacturing Co.   Director

                             Nooney R.E.I.T.             Director

John Peters MacCarthy        Boatmen's Bancshares, Inc.  Vice Chairman and
Director of Adviser                                      Director

                             Boatmen's Trust             Chairman and Chief
                             Company                     Executive Officer

                             Union Electric Company      Director

James S. McDonnell, III      McDonnell-Douglas Corp.     Director
Director of Adviser
                             Automobile Club of          Director
                             Missouri

John B. McKinney             Laclede Steel Company       President, Chief
Director of Adviser                                      Executive Officer and
                                                         Director

                             Automobile Club of          Director
                             Missouri

                             Webster University          Director

                             Whitfield School            Director

                             St. Louis University        Advisory Board Member

Reuben M. Morriss, III       Boatmen's Trust Company     Vice Chairman
Director of Adviser
                             The Boatmen's National      Executive Vice
                             Bank of St. Louis           President and Senior
                                                         Trust Officer

                             Bellefontaine Cemetery      Director

     Name and Position                                       Connection with
  with Investment Adviser      Name of Other Company          Other Company
  -----------------------      ---------------------         ---------------
                             Churchill School            Director

                             Opera Theatre of St. Louis  Director

                             St. Louis Bi-State          Director
                             American Red Cross

                             St. Louis Country Club      Director

                             St. Luke's Hospital         Director

                             William Woods College       Chairman

William C. Nelson            Boatmen's First National    Chairman, President &
                             Bank of Kansas City         C.E.O.

                             Boatmen's Bank of Delaware  Director

                             Boatmen's Bancshares of     Director
                             Iowa

                             Consumer Bankers            Director
                             Association

                             Kansas City Board of Trade  Director

William A. Peck, M.D.        Washington University       Executive Vice
                             School of Medicine          Chancellor & Dean

W. R. Persons
Director of Adviser                     --                         --

Jerry E. Ritter              Boatmen's Bancshares, Inc.  Director
Director of Adviser

                             Anheuser-Busch Companies    Executive Vice
                                                         President, Chief
                                                         Financial Officer and
                                                         Chief Administrative
                                                         Officer

Louis S. Sachs               Sachs Properties, Inc.      Chairman
Director of Adviser

                             SEM5                        Chairman

                             Sachs Holdings, Inc.        Chairman

                             Washington University       Trustee

                             Missouri Botanical Gardens  Trustee Emeritus

Hugh Scott, III              Western Diesel Service,     Chairman and Chief
Director of Adviser          Inc.                        Executive Officer

     Name and Position                                       Connection with
  with Investment Adviser      Name of Other Company          Other Company
  -----------------------      ---------------------         ---------------
Richard W. Shomaker          Brown Group, Inc            Consultant
Director of Adviser

                             Lee-Rowan Company           Director

Brice R. Smith, Jr.          Sverdrup Corporation        Chairman and Chief
Director of Adviser                                      Executive Officer

William D.Stamper            W. D. Stamper Company       President
Director of Adviser

Janet M. Weakley             Janet McAfee Inc. Real      President
Director of Adviser          Estate

Gordon E. Wells              Boatmen's First National    Director
                             Bank of Kansas City

Eugene F. Williams, Jr.      Olin Corporation            Director

                             AMR Corporation             Director

                             Emerson Electric Co.        Director

STI Capital Management, N.A.          --                          --
Anthony R. Gray
Chairman & Chief
Investment Officer

James R. Wood                         --                          --
President & Chief
Operating Officer

Elliott A. Perny                      --                          --
Senior Executive Vice
President
Chief Portfolio Manager

Robert Buhrmann                       --                          --
Senior Vice President

L. Earl Denney                        --                          --
Senior Vice President

Thomas A. Edgar                       --                          --
Senior Vice President

     Name and Position                                       Connection with
  with Investment Adviser      Name of Other Company          Other Company
  -----------------------      ---------------------         ---------------
Stuart F. Van Arsdale                  --                           --
Senior Vice President

Ryan R. Burrow
Senior Vice President                  --                           --

Christopher A. Jones
Senior Vice President,                 --                           --
Internal Control Officer

Judith C. McAnney
Vice President                         --                           --

Mills A. Riddick
Senior Vice President                  --                           --

David E. West
Vice President                         --                           --

William Breda, Jr.
Assistant Vice President               --                           --

J. Kurt Wood
Vice President                         --                           --

Bank of California
Stanley F. Farrar            Sullivan & Cromwell         Partner
Director of Adviser

Kazuo Ibuki                  The Mitsubishi Bank         Chairman
Director                     Limited

Raymond E. Miles             Univ. of California         Dean
Director of Adviser          School of Bus. Admin.

J. Fernado Niedbla           Infotec Development, Inc.   Chairman & CEO
Director of Adviser

Hiroo Nozawa                 BanCal Tri-State            Chairman, President &
Director of Adviser          Corporation                 CEO
Chairman, President & CEO

Carl W. Robertson            Warland Investments         Managing Director
Director of Adviser          Company

Paul W. Steere              Bogle & Gates               Partner
Director of Adviser

     Name and Position                                       Connection with
  with Investment Adviser      Name of Other Company          Other Company
  -----------------------      ---------------------         ---------------
Charles R. Scott             Leadership Centers USA      Chairman & CEO
Director of Adviser

Henry T. Swigert             ESCO Corporation            Chairman
Director of Adviser

Yasuyuki Hirai               The Mitsubishi Bank         Chief Executive Officer
Director of Adviser,         Limited
Chief Executive Officer      North America Headquarters

Minoru Noda                  BanCal Tri-State            Vice Chairman
Director of Adviser,         Corporation
Vice Chairman Credit &
Finance

Roy A. Henderson             BanCal Tri-State            Vice Chairman
Director of Adviser,         Corporation
Chairman, Regional Banking

Peter R. Butcher                       --                           --
Executive Vice President
Chief Credit Officer

David W. Ehlers                        --                           --
Executive Vice President
Chief Financial Officer

Michael Spilsbury                      --                           --
Executive Vice President
Resources & Services Sector

William R. Sweet                       --                           --
Executive Vice President
Wholesale & International
Group

Magan C. Patel
Executive Vice President               --                           --
International Banking

Luke Mazur                             --                           --
Senior Vice President &
Manager


Boston Partners Asset Management, L.P.

Boston Partners Asset Management, L.P. is an investment sub-adviser for the Small Cap Value Portfolio. The principal address of Boston
Partners Asset Management, L.P. is One Financial Center, 43rd Floor, Boston, Massachusetts 02111. Boston Partners Asset Management, L.P. is an investment adviser registered under the Advisers Act.

The list required by this Item 28 of officers and directors of Boston
Partners Asset Management, L.P., together with information as to any other business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by Boston Partners Asset Management, L.P. to the Advisers Act (SEC File No. 801-49059).

Firstar Investment Research & Management Company

Firstar Investment Research & Management Company is an investment sub-adviser for the Core Fixed Income Portfolio. The principal address of Firstar Investment Research & Management Company is 777 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. Firstar Investment Research & Management Company is an investment adviser registered under the Advisers Act.

The list required by this Item 28 of officers and directors of Firstar Investment Research & Management Company, together with information as to any other business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by Firstar Investment Research & Management Company to the Advisers Act (SEC File No. 801-28084).

IDS Advisory Group Inc.

IDS Advisory Group Inc. is an investment sub-adviser for the Registrant's
Large Cap Growth Portfolio. The principal address of IDS Advisory Group Inc. is IDS Tower 10, Minneapolis, Minnesota 55440. IDS Advisory Group Inc. is an investment adviser registered under the Advisers Act.

The list required by this Item 28 of officers and directors of IDS Advisory Group Inc., together with information as to any other business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by IDS Advisory Group Inc. to the Advisers Act (SEC File No. 801-25943).

LSV Asset Management

LSV Asset Management is an investment sub-adviser for the Large Cap Value Portfolio. The principal address of LSV Asset Management is 181 West Madison Street, Chicago, Illinois 60602. LSV Asset Management is an investment adviser registered under the Advisers Act.

The list required by this Item 28 of officers and directors of LSV Asset Management, together with information as to any other business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by LSV Asset Management to the Advisers Act (SEC File No. 801-47689).

Martingale Asset Management, L.P.

Martingale Asset Management, L.P. is the investment sub-adviser for the Mid-Cap Portfolio. The principal address of Martingale Asset Management, L.P. is 222 Berkeley Street, Boston, Massachusettes 02116. Martingale Asset Management, L.P. is an investment adviser registered under the Advisers Act.

The list required by this Item 28 of officers and directors of Martingale Asset Management, L.P., together with information as to any other business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by Martingale Asset Management, L.P. to the Advisers Act (SEC File No. 801-30067).

Mellon Equity Associates

Mellon Equity Associates is an investment sub-adviser for the Large Cap Value Portfolio. The principal address of Mellon Equity Associates is 500 Grant Street, Suite 3700, Pittsburgh, Pennsylvania. Mellon Equity Associates is an investment adviser registered under the Advisers Act.

The list required by this Item 28 of officers and directors of Mellon Equity Associates, together with information as to any other business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by Mellon Equity Associates to the Advisers Act (SEC File No. 801-28692).

Nicholas Applegate Capital Management, Inc.

Nicholas Applegate Capital Management, Inc. is an investment sub-adviser for the Small Cap Growth Portfolio. The principal address of Nicholas Applegate Capital Management, Inc. is 600 West Broadway, 29th Floor, San Diego, California 92101. Nicholas Applegate Capital Management, Inc. is an investment adviser registered under the Advisers Act.

The list required by this Item 28 of officers and directors of Nicholas Applegate Management, Inc., together with information as to any other business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by Nicholas Applegate Capital Management, Inc. to the Advisers Act (SEC File No. 801-21442).

Pilgrim Baxter & Associates, Ltd.

Pilgrim Baxter & Associates, Ltd. is an investment sub-adviser for the Small Cap Growth Portfolio. The principal address of Pilgrim Baxter & Associates, Ltd. is 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19087. Pilgrim Baxter & Associates, Ltd. is an investment adviser registered under the Advisers Act.


The list required by this Item 28 of officers and directors of Pilgrim Baxter & Associates, Ltd., together with information as to any other business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by Pilgrim Baxter & Associates, Ltd. to the Advisers Act (SEC File No. 801-19165).

SEI Financial Management Corporation

SEI Financial Management Company ("SFM") is an investment adviser for the Large Cap Value, Large Cap Growth, Small Cap Value, Small Cap Growth, Mid-Cap, Capital Appreciation, Equity Income, Balanced, Core Fixed Income, Bond and High Yield Bond Portfolios. The principal address of SFM is 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658. SFM is an investment adviser registered under the Advisers Act.

The list required by this Item 28 of officers and directors of SFM, together with information as to any other business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by SFM to the Advisers Act (SEC File No. 801-24593).

Wall Street Associates

Wall Street Associates is an investment sub-adviser for the Small Cap Growth Portfolio. The principal address of Wall Street Associates is 1200 Prospect Street, Suite 100, La Jolla, California 92037. Wall Street Associates is an investment adviser registered under the Advisers Act.

The list required by this Item 28 of officers and directors of Wall Street Associates, together with information as to any other business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by Wall Street Associates to the Advisers Act (SEC File No. 801-30019).

Western Asset Management Company

Western Asset Management Company is an investment sub-adviser for the Intermediate Bond Portfolio. The principal address of Western Asset Management Company is 117 East Colorado Boulevard, Pasadena, California 91105. Western Asset Management Company is an investment adviser registered under the Advisers Act.

The list required by this Item 28 of officers and directors of Western Asset Management Company, together with information as to any other business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by Western Asset Management Company to the Advisers Act (SEC File No. 801-08162).

Item 29.  Principal Underwriters:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

  Registrant's distributor, SEI Financial Services Company ("SFS"), acts as distributor for:

  SEI Daily Income Trust                   July 15, 1982
  SEI Liquid Asset Trust                   November 29, 1982
  SEI Tax Exempt Trust                     December 3, 1982
  SEI Index Funds                          July 10, 1985
  SEI International Trust                  August 30, 1988
  Stepstone Funds                          January 30, 1991
  The Compass Capital Group                March 8, 1991
  FFB Lexicon Funds                        October 18, 1991
  The Advisors' Inner Circle Fund          November 14, 1991
  The Pillar Funds                         February 28, 1992
  CUFUND                                   May 1, 1992
  STI Classic Funds                        May 29, 1992
  CoreFunds, Inc.                          October 30, 1992
  First American Funds, Inc.               November 1, 1992
  First American Investment Funds, Inc.    November 1, 1992
  The Arbor Fund                           January 28, 1993
  1784 Funds                               June 1, 1993
  The PBHG Funds, Inc.                     July 16, 1993
  Marquis/SM/ Funds                        August 17, 1993
  Morgan Grenfell Investment Trust         January 3, 1994
  Inventor Funds, Inc.                     August 1, 1994

  The Achievement Funds Trust              December 27, 1994
  Insurance Investment Products Trust      December 30, 1994
  Bishop Street Funds                      January 27, 1995
  CrestFunds, Inc.                         March 1, 1995
  Conestoga Family of Funds                May 1, 1995
  STI Classic Variable Trust               August 18, 1995
  ARK Funds                                November 1, 1995

     SFS provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b)  Furnish the Information required by the following table with respect to
each director, officer or   partner of each principal underwriter named in the
answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is 680 East Swedesford Road, Wayne, PA 19087.


                         Position and Office                                 Positions and Offices
Name                     with Underwriter                                    with Registrant
----------------------------------------------------------------------------------------------------
Alfred P. West, Jr.      Director, Chairman & Chief Executive Officer                --
Henry H. Greer           Director, President & Chief Operating Officer               --
Carmen V. Romeo          Director, Executive Vice President & Treasurer      Treasurer & Assistant
                         Secretary
Gilbert L. Beebower      Executive Vice President                                    --
Richard B. Lieb          Executive Vice President                                    --
Charles A. Marsh         Executive Vice President-Capital Resources Division         --
Leo J. Dolan, Jr.        Senior Vice President                                       --
Carl A. Guarino          Senior Vice President                                       --
Jerome Hickey            Senior Vice President                                       --
David G. Lee             Senior Vice President                               President & Chief
                          Executive Officer
William Madden           Senior Vice President                                       --
A. Keith McDowell        Senior Vice President                                       --
Dennis J. McGonigle      Senior Vice President                                       --
Hartland J. McKeown      Senior Vice President                                       --
James V. Morris          Senior Vice President                                       --
Steven Onofrio           Senior Vice President                                       --
Kevin P. Robins          Senior Vice President, General Counsel &              Vice President
                         Secretary                                         & Assistant Secretary
Robert Wagner            Senior Vice President                                       --
Patrick K. Walsh         Senior Vice President                                       --
Kenneth Zimmer           Senior Vice President                                       --
Robert Crudup            Managing Director                                           --
Ward Curtis              Vice President                                              --
Jeff Drennen             Vice President                                              --
Vic Galef                Managing Director                                           --
Lawrence D. Hutchison    Vice President                                              --
Kim Kirk                 Managing Director                                           --
John Krzeminski          Managing Director                                           --
Carolyn McLaurin         Managing Director                                           --
Barbara Moore            Managing Director                                           --


                         Position and Office                                 Positions and Offices
Name                     with Underwriter                                    with Registrant
----                     -------------------                                 ---------------------
Donald Pepin             Managing Director                                           --
Mark Samuels             Managing Director                                           --
Wayne M. Withrow         Managing Director                                           --
Robert Ludwig            Team Leader                                         Assistant Secretary
Vicki Malloy             Team Leader                                         Assistant Secretary
Mick Duncan              Team Leader                                         Assistant Secretary
Robert Aller             Vice President                                              --
Charles Baker            Vice President                                              --
Steve Bendinelli         Vice President                                              --
Cris Brookmyer           Vice President & Controller                                 --
Gordon W. Carpenter      Vice President                                              --
Robert B. Carroll        Vice President & Assistant Secretary                 Vice President &
                                                                             Assistant Secretary
Ed Daly                  Vice President                                              --
Lucinda Duncalfe         Vice President                                              --
Kathy Hellig             Vice President                                              --
Michael Kantor           Vice President                                              --
Samuel King              Vice President                                              --
Donald H. Korytowski     Vice President                                              --
Robert S. Ludwig         Vice President                                              --
Jack May                 Vice President                                              --
Sandra K. Orlow          Vice President & Assistant Secretary                 Vice President &
                                                                             Assistant Secretary
Kim Rainey               Vice President                                              --
Paul Sachs               Vice President                                              --
Steve Smith              Vice President                                              --
Kathryn L. Stanton       Vice President & Assistant Secretary                 Vice President &
                                                                             Assistant Secretary
Daniel Spaventa          Vice President                                              --
William Zawaski          Vice President                                              --
Larry Pokora             Vice President                                              --
James Dougherty          Director of Brokerage Services                              --

Item 30.  Location of Accounts and Records:

     Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

     (a)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6);
     (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodian:


               CoreStates Bank, N.A.
               Broad and Chestnut Streets
               P.O. Box 7618
               Philadelphia, PA  19101

     (b)/(c)  With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D);
     (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Manager:

               SEI Financial Management Corporation
               680 E. Swedesford Road
               Wayne, PA 19087


     (c) With respect to Rules 31a-1(b)(5),(6),(9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Advisers:


               1838 Investment Advisors, L.P.
               100 Matsonford Road
               Radnor, PA 19087

               Alliance Capital Management L.P.
               1345 Avenue of the Americas
               New York, NY 10105

               Apodaca-Johnston Capital Management, Inc.
               50 California Street
               Suite 3315
               San Francisco, CA 94111

               BEA Associates
               One Citicorp Center
               153 East 53rd Street
               New York, NY 10022

               BlackRock Financial Management, Inc.
               345 Park Avenue
               New York, NY 10154

               Boatmen's Trust Company
               510 Locust Street
               St. Louis, MO 63101

               Boston Partners Asset Management, L.P.
               One Financial Center, 43rd Floor
               Boston, MA 02111

               Firstar Investment Research & Management Company
               777 East Wisconsin Avenue
               Suite 800
               Milwaukee, WI 53202

               IDS Advisory Group Inc.
               IDS Tower 10
               Minneapolis, MN 55440

               LSV Asset Management
               181 W. Madison Avenue
               Chicago, IL 60602

               Martingale Asset Management, L.P.
               222 Berkeley Street
               Boston, MA 02210

               Mellon Equity Associates
               500 Grant Street
               Suite 3700
               Pittsburgh, PA 15258

               Merus Capital Management
               475 Sansome Street
               San Francisco, CA 94104

               Nicholas Applegate Capital Management, Inc.
               600 West Broadway, 29th Floor
               San Diego, CA 92101

               Pilgrim Baxter & Associates, Ltd.
               1255 Drummers Lane, Suite 300
               Wayne, PA 19087

               SEI Financial Management Corporation
               680 E. Swedesford Road
               Wayne, PA 19087

               STI Capital Management, N.A.
               P.O. Box 3808
               Orlando, FL 32802

               Wall Street Associates
               1200 Prospect Street
               Suite 100
               La Jolla, CA 92037

               Western Asset Management Company
               117 East Colorado Boulevard
               Pasadena, CA 91105

Item 31.  Management Services:

     None.

Item 32.  Undertakings:

     Registrant hereby undertakes that whenever Shareholders meeting the requirements of Section 16(c) of the Investment Company Act of 1940 inform the Board of Trustees of their desire to communicate with Shareholders of the Trust, the Trustees will inform such Shareholders as to the approximate number of Shareholders of record and the approximate cost of mailing or afford said Shareholders access to a list of Shareholders.

     Registrant undertakes to hold a meeting of Shareholders for the purpose of voting upon the question of removal of a Trustee(s) when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and in connection with such meetings to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to Shareholder communications.

     Registrant undertakes to furnish each person to whom a prospectus for any series of the Registrant is delivered with a copy of the Registrant's latest annual report to shareholders for such series, when such annual report is issued containing information called for by Item 5A of Form N-1A, upon request and without charge.

                                     NOTICE

     A copy of the Agreement and Declaration of Trust of SEI Institutional Managed Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or Shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to Registration Statement No. 33-9504 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wayne, Commonwealth of Pennsylvania on the 29th day of November, 1995.

                                 SEI INSTITUTIONAL MANAGED TRUST

                                 By  /s/ David G. Lee
                                    --------------------
                                         David G. Lee
                                         President
ATTEST:

By  /s/ Jeffrey A. Cohen
   ------------------------
        Jeffrey A. Cohen
        Controller

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity on the dates indicated.


              *                    Trustee                                   November 29, 1995
-----------------------------
Richard F. Blanchard

              *                    Trustee                                   November 29, 1995
-----------------------------
William M. Doran

              *                    Trustee                                   November 29, 1995
-----------------------------
F. Wendell Gooch

              *                    Trustee                                   November 29, 1995
-----------------------------
Frank E. Morris

              *                    Trustee                                   November 29, 1995
-----------------------------
James M. Storey

              *                    Trustee                                   November 29, 1995
-----------------------------
Robert A. Nesher

/s/ Jeffrey A. Cohen               Controller & Assistant Secretary          November 29, 1995
-----------------------------
Jeffrey A. Cohen

/s/ Carmen V. Romeo                Treasurer & Assistant Secretary           November 29, 1995
-----------------------------
Carmen V. Romeo


*By    /s/ David G. Lee
    -----------------------
           David G. Lee
           Attorney in Fact

                                 Exhibit Index

Exhibit                                                                                          Page
-------                                                                                          ----
(1)      Declaration of Trust./1/
(2)      By-Laws./1/
(3)      Not Applicable.
(4)      Not Applicable.
(5)      (a)   Management Agreement between the Trust and SEI Financial Management
               Corporation./1/
(5)      (b)   Investment Advisory Agreement between the Trust and SunBank, N.A. with respect to the Trust's Capital Appreciation Portfolio./3/
(5)      (c)   Investment Advisory Agreement between the Trust and The Bank of
               California with respect to the Trust's Equity Income Portfolio./3/
(5)      (d)   Investment Advisory Agreement between the Trust and Merus Capital
               Management, Inc. with respect to the Trust's Equity Income Portfolio./3/
(5)      (e)   Investment Advisory Agreement between the Trust and Boatmen's Trust
               Company with respect to the Trust's Bond Portfolio./4/
(5)      (f)   Investment Advisory Agreement between the Trust and Bank One,
               Indianapolis, N.A. with respect to the Trust's Limited Volatility Bond
               Portfolio./5/
(5)      (g)   Schedule C to Management Agreement between the Trust and SEI Financial
               Management Corporation adding the Mid-Cap Growth Portfolio./6/
(5)      (h)   Investment Advisory Agreement between the Trust and Nicholas-Applegate
               Capital Management with respect to the Trust's Mid-Cap Growth Portfolio./6/
(5)      (i)   Investment Advisory Agreement between the Trust and Investment
               Advisers, Inc. with respect to the Trust's Small Cap Growth Portfolio.*
(5)      (j)   Investment Advisory Agreement between the Trust and Nicholas
               Applegate Capital Management with respect to the Trust's Small Cap Growth
               Portfolio.*
(5)      (k)   Investment Advisory Agreement between the Trust and Pilgrim
               Baxter & Associates with respect to the Trust's Small Cap Growth
               Portfolio.*
(5)      (l)   Investment Advisory Agreement between the Trust and Duff & Phelps
               Investment Management Co. with respect to the Trust's Value Portfolio./10/
(5)      (m)   Schedule D to Management Agreement between the Trust and SEI Financial
               Management Corporation adding the Real Estate Securities Portfolio./10/
(5)      (n)   Investment Advisory Agreement between the Trust and E.I.I. Realty
               Securities, Inc. with respect to the Trust's Real Estate Securities
               Portfolio.*
(5)      (o)   Investment Advisory Agreement between the Trust and Western Asset Management with respect to the Trust's Intermediate Bond Portfolio./15/
(5)      (p)   Investment Advisory Agreement between the Trust and Mellon Equity Associates with respect to the Trust's Large Cap Value Portfolio./15/
(5)      (q)   Investment Advisory Agreement between the Trust and LSV Asset Management with respect to the Trust's Large Cap Value Portfolio.*
(5)      (r)   Investment Advisory Agreement between the Trust and Alliance Capital
               Management L.P. with respect to the Trust's Large Cap Growth Portfolio.*
(5)      (s)   Investment Advisory Agreement between the Trust and IDS Advisory Group, Inc.
               with respect to the Trust's Large Cap Growth Portfolio.*
(5)      (t)   Investment Advisory Agreement between the Trust and 1838 Investment
               Advisors, L.P. with respect to the Trust's Small Cap Value Portfolio.*


Exhibit                                                                                          Page
-------                                                                                          ----
(5)      (u)   Investment Advisory Agreement between the Trust and Martingale Asset
               Management with respect to the Trust's Mid-Cap Portfolio.*
(5)      (v)   Form of Investment Advisory Agreement between the Trust and BlackRock
               Financial Management, Inc. with respect to the Trust's Core Fixed
               Income Portfolio.*
(5)      (x)   Investment Advisory Agreement between the Trust and Firstar Investment
               Research & Management Company with respect to the Trust's Core Fixed
               Income Portfolio.*
(5)      (y)   Investment Advisory Agreement between the Trust and BEA Associates with respect to the Trust's High Yield Bond Portfolio.*
(5)      (z)   Investment Advisory Agreement between the Trust and Boston Partners
               Asset Management, L.P. with respect to the Trust's Small Cap Value Portfolio.*
(5)      (aa)  Investment Advisory Agreement between the Trust and Apodaca-Johnston Capital
               Management, Inc. with respect to the Trust's Small Cap Growth Portfolio.*
(5)      (bb)  Investment Advisory Agreement between the Trust and Wall Street Associates with respect to the Trust's Small Cap Growth Portfolio.*
(6)      Distribution Agreement between the Trust and SEI Financial Services Company./1/
(7)      Not Applicable.
(8)      (a)   Custodian Agreement between the Trust and CoreStates Bank, N.A. (formerly
               Philadelphia National Bank)./2/
(8)      (b)   Custodian Agreement between the Trust and United States National Bank of
               Oregon./2/
(9)      Not Applicable.
(10)     Opinion and Consent of Counsel./2/
(11)     Consent of Independent Public Accountants.*
(12)     Not Applicable.
(13)     Not Applicable.
(14)     Not Applicable.
(15)     (a)   Distribution Plan pursuant to Rule 12b-1 (Class A)./1/
(15)     (b)   Distribution Plan pursuant to Rule 12b-1 (Class B)./10/
(15)     (c)   Form of Distribution Plan pursuant to Rule 12b-1 (ProVantage Class)./12/
(15)     (d)   Rule 18F-3 Multiple Class Plan./16/
(16)     Performance Quotation Computation./13/
(17)     Powers of Attorney./14/

--------------------------------------------------------------------------------
 *   Filed herewith.
/1/ Incorporated by reference to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on October 17, 1986.
/2/ Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on January 29, 1987.
/3/ Incorporated by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the
     SEC on November 25, 1987.
/4/ Incorporated by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the
     SEC on November 30, 1988.

/5/ Incorporated by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on May 4, 1989.
/6/ Incorporated by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on September 15, 1992.
/7/ Incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on October 30, 1992.
/8/ Incorporated by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on December 1, 1992.
/9/ Incorporated by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on March 4, 1993.
/10/ Incorporated by reference to Post-Effective Amendment No. 17 to
     Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on June 21, 1993.
/11/ Incorporated by reference to Post-Effective Amendment No. 18 to
     Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on August 31, 1993.
/12/ Incorporated by reference to Post-Effective Amendment No. 19 to
     Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on December 2, 1993.
/13/ Incorporated by reference to Post-Effective Amendment No. 19 to
     Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on December 2, 1993.
/14/ Incorporated by reference to Post-Effective Amendment No. 20 to
     Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on October 7, 1994.
/15/ Incorporated by reference to Post-Effective Amendment No. 21 to
     Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on November 29, 1994.
/16/ Incorporated by reference to Post-Effective Amendment No. 23 to
     Registrant's Registration Statement on Form N-1A (File No. 33-9504) filed with the SEC on June 19, 1995.